RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                             BANKERS TRUST COMPANY,

                                     Trustee

                               SERIES SUPPLEMENT,

                          Dated as of October 1, 2000,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                          dated as of September 1, 2000

                 Mortgage Asset-Backed Pass-Through Certificates

                                Series 2000-QS12


===============================================================================



Article I    DEFINITIONS....................................................................4
        Section 1.01.  Definitions..........................................................4

        Section 1.02.  Use of Words and Phrases............................................14

        Section 1.03.Determination of LIBOR................................................14

Article II   CONVEYANCE OF MORTGAGE LOANS; ORIGINAL
        ISSUANCE OF CERTIFICATES...........................................................16

        Section 2.01.  Conveyance of Mortgage Loans.

                      (See Section 2.01 of the Standard Terms).............................16

        Section 2.02.  Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)....16

        Section 2.03.  Representations, Warranties and Covenants of the

                      Master Servicer and the Company......................................16

        Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of
                      the Standard Terms)..................................................19

        Section 2.05. Execution and Authentication of Certificates.........................19

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
                      Interests; Acceptance by the Trustee.................................19

        Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II.............19

        Section 2.08. Negative Covenants of the Trust Fund.................................19

Article III  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS................................21

Article IV  PAYMENTS TO CERTIFICATEHOLDERS.................................................22
        Section 4.01. Certificate Account.  (See Section 4.01 of the Standard Terms).......22

        Section 4.02. Distributions........................................................22

        Section 4.03. Statements to Certificateholders.  (See Section 4.03 of the
                      Standard Terms and Exhibit Three attached hereto)....................30

        Section 4.04. Distribution of Reports to the Trustee and the Company;
                      Advances by the Master Servicer. (See Section 4.04 of the
                      Standard Terms)......................................................30

        Section 4.05. Allocation of Realized Losses........................................30

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.
                      (See Section 4.06 of the Standard Terms).............................31

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.  (See Section
                      4.07 of the Standard Terms)..........................................31

        Section 4.08. Surety Bond. (See Section 4.08 of the Standard Terms)................31

Article V  THE CERTIFICATES................................................................32
        Section 5.02 Registration of Transfer and Exchange of Certificates
        (See the Standard Terms for Section 5.02 (a) through (h))..........................32

                                        i


Article VI    THE COMPANY AND THE MASTER SERVICER..........................................33

Article VII   DEFAULT......................................................................34

Article VIII  CONCERNING THE TRUSTEE.......................................................35

Article IX    TERMINATION..................................................................36

Article X      REMIC PROVISIONS............................................................37
        Section 10.01.REMIC Administration.  (See Section 10.01 of the Standard Terms).....37

        Section 10.02.Master Servicer; REMIC Administrator and Trustee
                      Indemnification.  (See Section 10.02 of the Standard Terms)..........37

        Section 10.03.Designation of REMICs................................................37

        Section 10.04.Distributions on the Uncertificated REMIC I and REMIC II
                      Regular Interests....................................................37

        Section 10.05.Compliance with Withholding Requirements.............................39

Article XI   MISCELLANEOUS PROVISIONS......................................................40

        Section 11.01.Amendment.  (See Section 11.01 of the Standard Terms)................40

        Section 11.02.Recordation of Agreement;  Counterparts.  (See Section 11.02 of
                      the Standard Terms)..................................................40

        Section 11.03.Limitation on Rights of Certificateholders.  (See Section 11.03
                      of the Standard Terms)...............................................40

        Section 11.04.Governing Laws.  (See Section 11.04 of the Standard Terms)...........40

        Section 11.05.Notices..............................................................40

        Section 11.06.Required Notices to Rating Agency and Subservicer.  (See
                      Section 11.06 of the Standard Terms).................................41

        Section 11.07.Severability of Provisions. (See Section 11.07 of the Standard
                      Terms)...............................................................41

        Section 11.08.Supplemental Provisions for Resecuritization.  (See Section
                      11.08 of the Standard Terms).........................................41

        Section 11.09.Allocation of Voting Rights..........................................41

        Section 11.10.No Petition..........................................................41

                                    EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of September 1, 2000

        This is a Series Supplement, dated as of October 1, 2000 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of September 1, 2000 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANKERS TRUST COMPANY, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as one or more real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of the Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                               Aggregate
                                Initial                                         Standard &
                              Certificate                                        Poor's/
               Pass-Through    Principal                        Maturity                        Minimum
 Designation      Rate         Balance       Features1            Date            Fitch      Denominations2
                                      -
                                                Senior/
                                               Accretion
Class A-1         7.75%     $74,866,400.00     Directed     October 25, 2030     AAA/AAA       $25,000.00
Class A-2         7.50%     $44,685,900.00      Senior/     October 25, 2030     AAA/AAA       $25,000.00
                                               Accretion
                                               Directed
Class A-3      Adjustable   $59,083,700.00   Senior/AccretioOctober 25, 2030     AAA/AAA       $25,000.00
               Rate3                           Directed/
                                              Adjustable
                                             Rate/ Floater
Class A-4      Adjustable            $0.004  Senior/InterestOctober 25, 2030     AAA/AAA       $25,000.00
                  Rate3                      Only/Adjustable
                                             Rate/Inverse
                                                Floater
Class A-5         8.00%      $10,143,00.00   Senior/Accrual October 25, 2030     AAA/AAA       $25,000.00
Class A-6         7.50%      $36,047,00.00   Senior/AccretioOctober 25, 2030     AAA/AAA       $25,000.00
                                               Directed
Class A-P         0.00%         $83,943.46     Principal    October 25, 2030     AAA/AAA       $25,000.00
                                              Only/Senior
Class A-V       Variable             $0.00     Variable     October 25, 2030     AAA/AAA     6
               Rate5                         Strip/Senior
Class R-I         8.00%            $100.00   Residual/SeniorOctober 25, 2030     AAA/AAA     7
Class R-II        8.00%            $100.00   Residual/SeniorOctober 25, 2030     AAA/AAA     7
Class M-1         8.00%      $8,366,500.00     Mezzanine    October 25, 2030      NA/AA        $25,000.00
Class M-2         8.00%      $3,031,100.00     Mezzanine    October 25, 2030       NA/A       $250,000.00
Class M-3         8.00%     $2,788,600.00      Mezzanine    October 25, 2030      NA/BBB      $250,000.00
Class B-1         8.00%     $1,576,200.00     Subordinate   October 25, 2030      NA/BB       $250,000.00
Class B-2         8.00%      $727,500.00      Subordinate   October 25, 2030       NA/B       $250,000.00
Class B-3         8.00%     $1,091,296.63     Subordinate   October 25, 2030      NA/NA       $250,000.00


_____________________________

1 The Certificates, other than the Class A-P, Class A-V, Class B and Class R Certificates shall be Book-Entry Certificates. The Class A-P, Class A-V, Class B and Class R Certificates shall be delivered to the holders thereof in physical form.
2 The Certificates, other than the Class A-V and Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P and Class B-1, Class B-2 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.

3
--------------------------------------------------------------------------------
Adjustable      Initial        Formula                  Maximum        Minimum
Rates:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A-3:    7.13%          LIBOR + 0.50%            9.00%          0.50%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A-4:    1.87%          8.50% -LIBOR             8.50%          0.00%

4 The notional amount of the Class A-4 Certificates will be equal to the Certificate Principal Balance of the Class A-3 Certificates.
5    The Initial Pass-Through Rate on the Class A-V Certificates is 0.6603%.
6 The Class A-V Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest.
7 Each Class of the Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $242,491,340.09.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                   Article I

                                   DEFINITIONS

Section 1.01...Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date: The earlier to occur of (i) the Distribution Date on which the Certificate Principal Balances of the Accretion Directed Certificates have been reduced to zero and (ii) the Credit Support Depletion Date.

        Accrual Certificates:  Any of the Class A-5 Certificates.

     Accretion Directed Certificates: Any of the Class A-1, Class A-2, Class A-3 or Class A-6 Certificates.

        Accrual Distribution Amount: With respect to any Distribution Date on or prior to the Accretion Termination Date, an amount equal to the amount of the Accrued Certificate Interest on the Accrual Certificates that is added to the Certificate Principal Balance thereof on such Distribution Date pursuant to
Section 4.02(h).

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $155,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

               over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2000-QS12" and which must be an Eligible Account.

        Certificate Policy:  None.

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-V or Class A-P Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

     Class R Certificate: Any one of the Class R-I Certificates and Class R-II Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Closing Date:  October 30, 2000.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2000-QS12.

        Cut-off Date:  October 1, 2000.

        Discount Net Mortgage Rate:  8.00% per annum.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Floater Certificates:  The Class A-3 Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination and (Y) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Indirect Depository Participant: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

        Initial Monthly Payment Fund: $38,295, representing scheduled principal amortization and interest at the Net Mortgage Rate during the Due Period ending on November 1, 2000, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial Notional Amount: With respect to the Class A-4 Certificates, $59,083,700.00. With respect to the Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC II Regular Interest Z represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of the such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1:  3.45%           Class B-1:  0.65%
        Class M-2:  1.25 %          Class B-2:  0.30%
        Class M-3:  1.15%           Class B-3:  0.45%

        Interest Accrual Period: With respect to any Certificates (other than the Floater Certificates and the Inverse Floater Certificates) and any Distribution Date, the calendar month preceding the month in which such
Distribution Date occurs. The Interest Accrual Period for the Floater Certificates and the Inverse Floater Certificates for any Distribution Date is the period beginning on the previous Distribution Date (or, in the case of the initial Distribution Date, on October 25, 2000) and ending on the day before such Distribution Date.

     Interest Only Certificates: Any one of the Class A-4 Certificates or Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Inverse Floater Certificates:  The Class A-4 Certificates.

     Maturity  Date:   October  25,  2030,  the  Distribution  Date  immediately
following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

(i)     the Mortgage Loan identifying number ("RFC LOAN #");

(ii) the street address of the Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) including state and zip code ("ADDRESS");

(iii)   the maturity of the Mortgage Note ("MATURITY DATE");

(iv)    the Mortgage Rate ("ORIG RATE");

(v)     the Subservicer pass-through rate ("CURR NET");

(vi)    the Net Mortgage Rate ("NET MTG RT");

(vii)   the Pool Strip Rate ("STRIP");

(viii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(ix)    the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(x)     the Loan-to-Value Ratio at origination ("LTV");

(xi) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(xii)a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

(xiii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Notional Amount: As of any Distribution Date, (i) with respect to the Inverse Floater Certificates, an amount equal to the Certificate Principal Balance of the Floater Certificates immediately prior to such date, and (ii) with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to Uncertificated REMIC II Regular Interest Z represented by such Class or Subclass immediately prior to such date.

        Pass-Through Rate: With respect to the Senior Certificates (other than the Floater, Inverse Floater, Class A-V and Class A-P Certificates), Class M Certificates and Class B Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Floater Certificates and the initial Interest Accrual Period, 7.13% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 0.50% plus LIBOR, subject to a maximum rate of 9.00% per annum and a minimum rate of 0.50% per annum. With respect to the Inverse Floater Certificates and the initial Interest Accrual Period, 1.87% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 8.50% minus LIBOR, subject to a maximum rate of 8.50% per annum and a minimum rate of 0.00% per annum. With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.6603% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated REMIC II Regular Interest Z represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes, which assumes a constant prepayment rate of 4.0% per annum of the then outstanding principal balance of the related Mortgage Loans in the first month of the life of such Mortgage Loans and an additional 1.090909% per annum in each month thereafter until the twelfth month, and beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 16.0% per annum.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

        (i) For any Distribution Date prior to the Distribution Date in November 2005 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates), have been reduced to zero), 0%.

        (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

(iii)Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining

     Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Related Classes: As to any Uncertificated REMIC I Regular Interest, those classes of Certificates identified as "Related Classes of Certificates" to such Uncertificated REMIC I Regular Interest in the definition of Uncertificated REMIC I Regular Interest.

     REMICI: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

               (i)    the Mortgage Loans and the related Mortgage Files,

               (ii) all payments and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

               (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

               (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Mortgage Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section
                      2.01 herein, and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC I Certificates:  The Class R-I Certificates.

        REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of each Class of Certificates (other than the Class R-I Certificates) pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

     REMIC II Certificates: Any Class of Certificates (other than the Class R-I Certificates).

        Senior  Certificate:  Any one of the  Class A  Certificates  or  Class R
Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i), Section 4.02(a)(ii)(W) and Section 4.02(a)(ii)(X), or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(c) of this Series Supplement, and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii) of this Series Supplement.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,424,913 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage

Loans, expressed as a percentage, and the denominator of which is equal to 27.68% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated (without giving effect to the related Senior Percentages) for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal
Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal
Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

        Uncertificated Accrued Interest: With respect to each Distribution Date,
(i) as to each Uncertificated REMIC I Regular Interest other than the Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Related Classes of Certificates if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on such Uncertificated REMIC I Regular Interest, (ii) as to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, an amount equal to one month's interest at the Pool Strip Rate of the related Mortgage Loan on the principal balance of such Mortgage Loan reduced by such Interest's pro-rata share of any prepayment interest shortfalls or other reductions of interest allocable to the Class A-V Certificates.

        Uncertificated Pass-Through Rate: With respect to each of the Uncertificated REMIC I Regular Interests the per annum rate specified in the definition of Uncertificated REMIC I Regular Interest. With respect to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, the Pool Strip Rate for the related Mortgage Loan.

        Uncertificated Principal Balance: With respect to each Uncertificated REMIC I Regular Interest, as defined in the definition of Uncertificated REMIC I Regular Interest.

        Uncertificated REMIC I Regular Interests: The Uncertificated REMIC I Regular Interests Z together with the interests identified in the table below, each representing an undivided beneficial ownership interest in REMIC I, and having the following characteristics:

1. The principal balance from time to time of each Uncertificated REMIC I Regular Interest identified in the table below shall be the amount identified as the Initial Principal Balance thereof in such table, minus
     (ii) the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 10.04(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 10.04(d), which equals the aggregate principal balance of the Classes of Certificates identified as related to such Uncertificated REMIC I Regular Interest in such table.

2. The Uncertificated Pass-Through Rate for each Uncertificated REMIC I Regular Interest identified in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

3. The Uncertificated REMIC I Distribution Amount for each REMIC I Regular Interest identified in the table below shall be, for any Distribution Date, the amount deemed distributed with respect to such Uncertificated REMIC I Regular Interest on such Distribution Date pursuant to the provisions of
     Section 10.04(a).


----------------------- --------------------------------- ------------------- -------------------
 Uncertificated REMIC   Related Classes of Certificates   Pass-Through Rate   Initial Principal
  I Regular Interest                                                               Balance
----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          W             Class A-3, Class A-4              8.00%               $59,083,700.00
----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          X             Class A-P                         0.00%               $83,943.46
----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          Y             Class A-1, Class A-2, Class       8.00%               $183,323,696.63
                        A-5, Class A-6, Class R-II,
                        Class M-1, Class M-2, Class
                        M-3, Class B-1, Class B-2,
                        Class B-3
----------------------- --------------------------------- ------------------- -------------------

        Uncertificated REMIC I Regular Interest Z: Each of the 1,470 uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to 1,470, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated REMIC I Regular Interests Z Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

        Uncertificated REMIC I Regular Interest Distribution Amounts: With respect to each Uncertificated REMIC I Regular Interest, other than the Uncertificated REMIC I Regular Interest Z, the amount specified as the Uncertificated REMIC I Regular Interest Distribution Amount with respect thereto in the definition of Uncertificated REMIC I Regular Interest. With respect to the Uncertificated REMIC I Regular Interests Z, the Uncertificated REMIC I Regular Interests Z Distribution Amount.

        Uncertificated   REMIC  II  Regular   Interest  Z:  Each  of  the  1,470
uncertificated partial undivided beneficial ownership interests in REMIC II numbered sequentially from 1 through 1,470 each relating to the identically numbered Uncertificated REMIC I Regular Interests Z, each having no principal balance and bearing interest at a rate equal to the related Pool Strip Rate on the Stated Principal Balance of the Mortgage Loan related to the identically numbered Uncertificated REMIC I Regular Interest Z, comprising such Uncertificated REMIC II Regular Interest's pro rata share of the amount distributed pursuant to Sections 10.04(a) and (b).

        Uncertificated REMIC II Regular Interests Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

Section 1.02...Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

        Section 1.03. Determination of LIBOR.

        LIBOR applicable to the calculation of the Pass-Through Rates on the Floater Certificates and Inverse Floater Certificates, if any, for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined as described below:

        On each Distribution Date, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period other than the first Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period

("LIBOR Rate Adjustment Date"). "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the day that is one LIBOR Business Day prior to the immediately preceding Distribution Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Floater Certificates and Inverse Floater Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to, with respect to each of the Floater Certificates and Inverse Floater Certificates, the Certificate Principal Balances of the Floater Certificates and Inverse Floater Certificates, respectively, then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date, or, in the case of the first LIBOR Rate Adjustment Date, 6.63%; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. "LIBOR Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

        The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rates applicable to each of the Floater Certificates and Inverse Floater Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

        Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rates on each of the Floater Certificates and Inverse Floater Certificates for the current and the immediately preceding Interest Accrual Period.

                                   Article II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

Section 2.02.  Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) For  representations,  warranties and covenants of the Master Servicer,  see
Section 2.03(a) of the Standard Terms.

(b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv) To the best of the Company's knowledge, except with respect to two Mortgage Loans representing approximately 0.1% of the Mortgage Loans by aggregate State Principal Balance, each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be insured by a Primary Insurance Policy covering at least 30% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, at least 25% of the balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and at least 12% of the balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

(vi) No more than 0.7% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.7% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

(vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) Approximately 59.15% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 17.0% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 1.70% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program;

(x) Except with respect to approximately 24.75% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi)    None of the Mortgage Loans are Buy-Down Mortgage Loans;

(xii)   Each  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury   Regulations   Section
        1.860G-2(a)(1);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv) None of the Mortgage Loans is a Cooperative Loan; with respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi)Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) One of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note;

(xviii) No more than 0.4% of the Mortgage  Loans by aggregate  Stated  Principal
        Balance as of the Cut-off Date will have been made to International Borrowers, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

(xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx) None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms)

Section 2.05.  Execution and Authentication of Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations that evidence ownership of the entire Trust Fund.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

        The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Holders of each Class of Certificates (other than the Class R-I Certificates). The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates (other than the Class R-I Certificates). The rights of the Holders of each Class of Certificates (other than the Class R-I Certificates) to receive distributions from the proceeds of REMIC II in respect of such Classes, and all ownership interests of the Holders of such Classes in such distributions, shall be as set forth in this Agreement.

Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II.

        The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, all Classes of Certificates (other than the Class R-I Certificates) in authorized denominations, which evidence ownership of the entire REMIC II.

Section 2.08.  Negative Covenants of the Trust Fund.

               Except as otherwise expressly permitted by this Agreement, the Trust Fund shall not:

(a) sell, transfer, exchange or otherwise dispose of any of the assets of the Trust Fund;

(b)     dissolve or liquidate in whole or in part;

(c) engage, directly or indirectly, in any business other than that arising out of the issue of the Certificates, and the actions contemplated or required to be performed under this Agreement;

(d)     incur, create or assume any indebtedness for borrowed money;

(e) voluntarily file a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding; or

(f)  merge, convert or consolidate with any other Person.

                                  Article III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

                     (See Article III of the Standard Terms)

                                   Article IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02.  Distributions.

(a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b), (c) and (e) below), in each case to the extent of the Available Distribution Amount remaining:

               (i) to the Senior Certificates (other than the Class A-P Certificates and prior to the related Accretion Termination Date, the related Accrual Certificates to the extent of the related Accrual Distribution Amount), on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

               (ii) (W) to the Class A-P Certificates, the Class A-P Principal Distribution Amount;

               (X)  to  the  Accretion   Directed   Certificates,   the  Accrual
          Distribution Amount; and

                      (Y) to the Senior  Certificates  (other than the Class A-P
        Certificates), in the priorities and amounts set forth in Section 4.02(b), (c) and (e), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) the Senior Percentage for such Distribution Date times the sum of the following:

     (1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

     (2) the Stated Principal Balance of any Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03,
          2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

     (3) the principal portion of all other unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to
          Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

(B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master

     Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

(C)            the  Senior   Accelerated   Distribution   Percentage   for  such
               Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

(D)     any Excess Subordinate Principal Amount for such Distribution Date; and

(E)            any amounts described in subsection (ii)(Y), clauses (A), (B) and
               (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

               (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

               (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi),
        (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

               (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a) (ix), (xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

               (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

               (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii),
        (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

               (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and
        (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

               (xiv) to the  Holders  of the Class B-3  Certificates,  an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of
        Section 4.02(a) (xv) are insufficient therefor;

               (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

               (xvi)  to  the  Senior  Certificates,  on a  pro  rata  basis  in accordance with their respective outstanding Certificate Principal Balances, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

               (xvii) to the Class R-I Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

(i) first, to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

(A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

(C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

(D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

(E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

(ii) second, the Accrual Distribution Amount shall be distributed to the Accretion Directed Certificates, in accordance with the priority of distributions set forth in clause (iii)(B) below, until the Certificate Principal Balances have been reduced to zero; and

(iii)third, the Senior Principal Distribution Amount shall be distributed as follows:

                      (A) first, concurrently, to each class of Class R Certificates, on a pro rata basis (in proportion to their respective Certificate Principal Balances) until the Certificate Principal Balances thereof have been reduced to zero;

                      (B) second, concurrently, as follows, until the respective
               Certificate Principal Balances of the Class A-1, Class A-2, Class A-3 and Class A-6 Certificates have been reduced to zero:

                             (1) 62.3943675093% of the Senior Principal Distribution Amount, after the payment of principal made in accordance with clauses (ii) and (iii)(A) above, to the Class A-1 Certificates and Class A-3 Certificates, on a pro rata basis (in proportion to their respective Certificate Principal Balances) until the Certificate Principal Balances thereof have been reduced to zero; and

                             (2) 37.6056324907% of the Senior Principal Distribution Amount, after the payment of principal made in accordance with clauses (ii) and (iii)(A) above, sequentially to the Class A-6 Certificates and Class A-2 Certificates, in that order, in each case until the Certificate Principal Balances thereof have been reduced to zero; and

                      (C)  third,   to  the  Accrual   Certificates   until  the
               Certificate Principal Balance thereof has been reduced to zero.

(c) On or after the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-P Certificates, (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

(d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

(e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the

Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution
(i) with respect to the Certificates of any Class (other than the Class A-V Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, to the Class A-V Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

(f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

(h) On each Distribution Date preceding the Accretion Termination Date, Accrued Certificate Interest on the Accrual Certificates will be added to the Certificate Principal Balance of the Accrual Certificates and such amount will thereafter accrue interest at a rate of 8.00% per annum. On the Accretion Termination Date, the Accrued Certificate Interest on the Accrual Certificates for such date will be payable to the holders of the Accretion Directed Certificates as a distribution of principal until the Certificate Principal Balances thereof have been reduced to zero, any such amount will be added to the Certificate Principal Balance of the Accrual Certificates, and any remaining amount of Accrued Certificate Interest will be paid to the holders of the Accrual Certificates as a distribution of interest and will not be added to the Certificate Principal Balance thereof; provided, however, if the Accretion
Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest for such date will be payable to the holders of the Accrual Certificates as a distribution of interest and will not be added to the Certificate Principal Balance thereof.

Section 4.03. Statements to Certificateholders. (See Section 4.03 of the Standard Terms and Exhibit Three attached hereto)

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

Section 4.05.  Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all Senior Certificates (other than the Class A-P Certificates) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the remainder of the principal portion of such Realized Losses on Discount Mortgage

Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below. The interest portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses will be allocated to all the Certificates on a pro rata basis.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that the Certificate Principal Balance of the Accrual Certificates for purposes this Section 4.05 shall be the lesser of (a) the Certificate Principal Balance of the Accrual Certificates as of the Cut-off Date, and (b) the Certificate Principal Balance of the Accrual Certificates as of the date of determination. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

Section 4.07. Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

Section 4.08.  Surety Bond. (See Section 4.08 of the Standard Terms)

                                   Article V

                                THE CERTIFICATES

                      (See Article V of the Standard Terms)

        Section 5.02 Registration of Transfer and Exchange of Certificates (See the Standard Terms for Section 5.02 (a) through (h))
                      .

(i) The provisions contained in Section 5.02(e) shall no longer apply to the Class M Certificates if the Company or the Master Servicer delivers to the Trustee an Officers' Certificate stating that amendments proposed by the United States Department of Labor (the "DOL") to be made to Prohibited Transaction Exemption 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997) and similar exemptions have been published in final form substantially as proposed in the DOL Exemption Application No. D-10809, 65 Fed. Reg. 51454 (August 23, 2000). If such Officers' Certificate is delivered to the Trustee, the Trustee, the Company and the Master Servicer are authorized to take any action reasonably necessary to give effect thereto, including but not limited to removing the restrictive legend from applicable Certificates and amending the letter of representation submitted to the Depository in connection with the registration of the Class M Certificates.

                                   Article VI

                       THE COMPANY AND THE MASTER SERVICER

                     (See Article VI of the Standard Terms)

                                  Article VII

                                     DEFAULT

                     (See Article VII of the Standard Terms)

                                  Article VIII


                             CONCERNING THE TRUSTEE

                    (See Article VIII of the Standard Terms)

                                   Article IX


                                   TERMINATION

                     (See Article IX of the Standard Terms)

                                   Article X



                                REMIC PROVISIONS

Section 10.01. REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02. Master Servicer; REMIC Administrator and Trustee Indemnification. (See Section 10.02 of the Standard Terms)

Section 10.03. Designation of REMICs.

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund) as a REMIC ("REMIC I") and will make and election to treat the pool of assets comprised of the uncertificated REMIC I Regular Interest as a REMIC ("REMIC II") for federal income tax purposes.

        The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

        The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated REMIC II Regular Interests, the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated REMIC II Regular Interest Z or Interests specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests

        (a)On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

               (i) Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii) In accordance with the priority set forth in Section 10.04(b), an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R-I Certificates) under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

        (b)The amount described in Section 10.04(a)(ii) shall be deemed distributed to (i) Uncertificated REMIC I Regular Interest W, (ii) Uncertificated REMIC I Regular Interest X and (iii) Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to each Related Class of Certificates (other than the Class R-I Certificates), respectively, under
Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

        (c)The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 10.04(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(b).

        (d)In determining from time to time the Uncertificated REMIC I Regular Interest Distribution Amounts and Uncertificated REMIC II Regular Interest Distribution Amounts:

               (i) Realized Losses allocated to the Class A-V Certificates under
        Section 4.05 shall be deemed allocated to the Uncertificated REMIC II Regular Interests pro-rata according to the respective amounts of Uncertificated Accrued Interest that would have accrued on such Uncertificated REMIC Regular II Interests for the Distribution Date for which such allocation is being made in the absence of such allocation;

               (ii) Realized Losses allocated to the Class A-3 Certificates and Class A-4 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest W;

               (iii) Realized Losses allocated to the Class A-P Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;

               (iv) Realized Losses allocated to the Class A-1, A-2, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y; and

               (v) Realized Losses allocated to the Uncertificated REMIC II Regular Interests under clause (I), above, shall be deemed allocated, in each case, to the related Uncertificated REMIC I Regular Interest Z.

        (e)On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a) and (b), to the Holders of each Class of Certificates (other than the Class R-I Certificates) the amounts distributable thereon from the Uncertificated REMIC I Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 10.04. The amounts deemed distributed hereunder with respect to the Class A-V Certificates shall be deemed to have been distributed in respect of the Uncertificated REMIC II Regular Interests Z in accordance with their respective Uncertificated REMIC II Regular Interest Distribution Amounts, as such Uncertificated REMIC II Regular Interests comprise the Class A-V Certificates.

        (f)Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

Section 10.05. Compliance with Withholding Requirements.

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                   Article XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02. Recordation of Agreement; Counterparts. (See Section 11.02 of the Standard Terms)

Section 11.03. Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04. Governing Laws.  (See Section 11.04 of the Standard Terms)

Section 11.05. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:


---------------------------------- --------------------------------------------------------------
            Recipient                                         Address
---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Company                            8400 Normandale Lake Boulevard
                                   Suite 600, Minneapolis, Minnesota  55437,
                                   Attention: President
---------------------------------- --------------------------------------------------------------
Master Servicer                    2255 N. Ontario Street, Suite 400
                                   Burbank, California 91504-2130,
                                   Attention:  Managing Director/Master Servicing

---------------------------------- --------------------------------------------------------------
Trustee                            Corporate Trust Office
                                   1761 East St. Andrew Place
                                   Santa Ana, California 92705-4934,
                                   Attention:  Residential Accredit Loans, Inc. Series 2000-QS12

                                   The Trustee designates its offices located at
                                   Four Albany Street, New York, New York 10006,
                                   for  the  purposes  of  Section  8.12  of the
                                   Standard Terms
----------------------------------- --------------------------------------------------------------
Standard & Poor's                  55 Water Street
                                   New York, New York 10041

---------------------------------- --------------------------------------------------------------
Fitch, Inc.                        One State Street Plaza
                                   New York, New York 10004

---------------------------------- --------------------------------------------------------------

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.  Required Notices to Rating Agency and Subservicer.  (See Section
     11.06 of the Standard Terms)

Section 11.07. Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08. Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09. Allocation of Voting Rights.

               97.0% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-4 Certificates, Class A-V Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-4 Certificates in accordance with their respective Percentage Interests; 1% of all Voting
Rights shall be allocated among the Holders of the Class A-V Certificates in accordance with their respective Percentage Interests; 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-I Certificates in accordance with their respective Percentage Interests; and 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-II Certificates in accordance with their respective Percentage Interests.

Section 11.10. No Petition.

               The Depositor, Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.



                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]



                                            By:  /s/ Randy Van Zee
                                                 Name:   Randy Van Zee
                                                 Title:  Vice President


Attest:       /s/ Julie Steinhagen
      Name:   Julie Steinhagen
      Title:  Vice President


                                            RESIDENTIAL FUNDING CORPORATION
[Seal]



                                            By:  /s/ Julie Steinhagen
                                                 Name:  Julie Steinhagen
                                                 Title: Director


Attest:     /s/ Randy Van Zee
      Name: Randy Van Zee
      Title: Director


                                            BANKERS TRUST COMPANY,
                                                 as Trustee
[Seal]



                                            By:  /s/ Stephen T. Hessler
                                                 Name: Stephen T. Hessler
                                                 Title:   Vice President


Attest:         /s/ Barbara Campbell
      Name:     Barbara Campbell
      Title:    Assistant Secretary

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )


               On the 30th day of October, 2000 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            /s/ Jennifer Olsen

                                            Notary Public

[Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 30th day of October, 2000 before me, a notary public in and for said State, personally appeared Julie Steinhagen, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   /s/ Jennifer Olsen

                                                   Notary Public

[Notarial Seal]

STATE OF California
                                  )
                                  ) ss.:
COUNTY OF Orange                  )
               On the 26th day of October, 2000 before me, a notary public in and for said State, personally appeared Stephen Hessler, known to me to be a[n] Vice President of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   /s/ Thomas J. Baldwin

                                                   Notary Public

[Notarial Seal]

                                   Exhibit ONE

                             MORTGAGE LOAN SCHEDULE

1

  RUN ON     : 10/20/00           RFC DISCLOSURE SYSTEM       RFFSDARM-01
  AT         : 12.27.06            ARM PASSTHRU REPORT        AMORTIZED BALANCE
  SERIES     : RALI 2000-QS12                                 CUTOFF : 10/01/00
  POOL       : 0004463
             :
             :
  POOL STATUS: F

  RFC LOAN NUMBER             SUB SERV FEE       RFC NET CEILING(MX RFC NET RT)
  PRINCIPAL BALANCE           MSTR SERV FEE      MAX NET MTG RT(MAX INV RT)
  CURR NOTE RATE              ALL EXP            MAX POST STRIP RATE
  RFC NET RATE                MISC EXP           INV RATE MARGIN
  NET MTG RATE(INVSTR RATE)   SPREAD             POST STRIP MARGIN
  POST STRIP RATE             STRIP
  ------------------------------------------------------------------------

       1764366                  .2500                .0000
       239,039.15               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       1951764                  .2500                .0000
        74,361.64               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       1977387                  .2500                .0000
       159,274.74               .0800               -.2250
             8.9500             .0000               -.2250
             8.7000             .1450               -.2250
             8.4750             .0000               -.2250
             8.4750             .0000

       1986127                  .2500                .0000
       138,624.83               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       1987003                  .2500                .0000
       224,502.84               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1987011                  .2500                .0000
       309,443.99               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000
1



       1987740                  .2500                .0000
        45,600.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       1988024                  .2500                .0000
        26,000.00               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       1989823                  .2500                .0000
        67,856.63               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       1989966                  .2500                .0000
        69,917.06               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       1990309                  .2500                .0000
       206,000.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       1990450                  .2500                .0000
       279,692.97               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1990775                  .2500                .0000
        59,174.52               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       1990821                  .2500                .0000
        50,828.10               .0800               -.2250
            10.1250             .0000               -.2250
             9.8750             .1450               -.2250
             9.6500             .0000               -.2250
             9.6500             .0000
1



       1990933                  .2500                .0000
        74,750.73               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1991315                  .2500                .0000
       181,897.97               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1992511                  .2500                .0000
       260,484.97               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       1992779                  .5000                .0000
       459,956.57               .0800               -.2250
             8.5000             .0000               -.2250
             8.0000             .1450               -.2250
             7.7750             .0000               -.2250
             7.7750             .0000

       1992828                  .2500                .0000
       362,816.68               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       1992899                  .2500                .0000
       319,590.50               .0800               -.2250
             8.2500             .0000               -.2250
             8.0000             .1450               -.2250
             7.7750             .0000               -.2250
             7.7750             .0000

       1992974                  .2500                .0000
       108,933.96               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       1993070                  .2500                .0000
        56,298.94               .0800               -.2250
            10.0000             .0000               -.2250
             9.7500             .1450               -.2250
             9.5250             .0000               -.2250
             9.5250             .0000
1



       1993109                  .2500                .0000
       103,319.42               .0800               -.2250
            10.1250             .0000               -.2250
             9.8750             .1450               -.2250
             9.6500             .0000               -.2250
             9.6500             .0000

       1993259                  .2500                .0000
        58,280.65               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       1993445                  .2500                .0000
       122,434.80               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       1993771                  .2500                .0000
       279,668.19               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       1993880                  .2500                .0000
       111,415.74               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1994163                  .2500                .0000
       505,973.48               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1994186                  .2500                .0000
       335,811.63               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1994231                  .2500                .0000
       119,934.45               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000
1



       1994255                  .2500                .0000
       111,900.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       1994478                  .2500                .0000
       355,800.42               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1994703                  .2500                .0000
       112,431.85               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       1994878                  .2500                .0000
       195,378.49               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       1994947                  .2500                .0000
        53,193.11               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       1994980                  .2500                .0000
       155,910.24               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       1994987                  .2500                .0000
       183,787.50               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       1995135                  .2500                .0000
       171,796.17               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000
1



       1995145                  .2500                .0000
       218,740.47               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       1995166                  .2500                .0000
       199,678.25               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       1995176                  .2500                .0000
        71,500.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       1995584                  .2500                .0000
       129,532.81               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       1995655                  .2500                .0000
        56,932.84               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       1995660                  .2500                .0000
       292,352.29               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       1995827                  .2500                .0000
       148,716.58               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1995845                  .2500                .0000
       234,130.44               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000
1



       1996122                  .2500                .0000
       112,533.52               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       1996276                  .2500                .0000
        71,367.56               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       1996342                  .2500                .0000
       179,501.21               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       1996360                  .2500                .0000
       164,214.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       1996434                  .2500                .0000
       391,662.07               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       1996459                  .2500                .0000
        92,843.71               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       1996461                  .2500                .0000
        84,454.85               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1996512                  .2500                .0000
        49,574.28               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       1996547                  .2500                .0000
        69,235.06               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       1996646                  .2500                .0000
        63,970.14               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       1996703                  .2500                .0000
       110,543.85               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       1997059                  .2500                .0000
       133,654.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1997174                  .2500                .0000
       249,856.16               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       1997278                  .2500                .0000
       330,809.56               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       1997309                  .2500                .0000
        98,944.50               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1997465                  .2500                .0000
       230,260.42               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000
1



       1997506                  .2500                .0000
       298,852.92               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       1997607                  .2500                .0000
       295,534.23               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1997623                  .2500                .0000
        59,370.78               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       1997675                  .2500                .0000
       222,365.21               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       1997677                  .2500                .0000
       264,685.97               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       1997709                  .2500                .0000
       188,603.47               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       1997715                  .2500                .0000
       198,764.18               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       1997720                  .2500                .0000
       243,326.21               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       1997739                  .2500                .0000
       103,823.60               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       1997805                  .2500                .0000
       276,654.46               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       1997840                  .2500                .0000
       287,838.54               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1997921                  .2500                .0000
       279,723.45               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       1997965                  .2500                .0000
        47,978.19               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       1997973                  .2500                .0000
       252,422.90               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1997983                  .2500                .0000
       143,021.83               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1998005                  .2500                .0000
       274,837.63               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000
1



       1998013                  .2500                .0000
       162,721.37               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1998017                  .2500                .0000
       291,723.16               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       1998034                  .2500                .0000
       260,450.06               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       1998195                  .2500                .0000
       413,773.86               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1998307                  .2500                .0000
        74,666.06               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       1998350                  .2500                .0000
       130,865.03               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       1998382                  .2500                .0000
       195,785.06               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1998410                  .2500                .0000
       234,861.25               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000
1



       1998474                  .2500                .0000
       298,686.38               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       1998491                  .2500                .0000
       224,873.86               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1998527                  .2500                .0000
       186,897.86               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1998538                  .2500                .0000
       283,364.19               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       1998558                  .2500                .0000
       379,813.08               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       1998599                  .2500                .0000
       118,428.21               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       1998638                  .2500                .0000
       299,831.81               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1998724                  .2500                .0000
       139,423.80               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000
1



       1998792                  .2500                .0000
       194,898.90               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       1998812                  .2500                .0000
       100,000.00               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       1998822                  .2500                .0000
       159,912.60               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1998848                  .2500                .0000
        59,969.70               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       1998949                  .2500                .0000
        46,776.37               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       1998952                  .2500                .0000
        71,959.64               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1998982                  .2500                .0000
       115,900.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1998983                  .2500                .0000
       137,732.22               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000
1



       1998986                  .2500                .0000
        74,965.01               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       1998992                  .2500                .0000
       306,164.41               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       1999036                  .2500                .0000
       279,747.11               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1999037                  .2500                .0000
        95,197.98               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1999052                  .2500                .0000
       164,670.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1999072                  .2500                .0000
       314,809.17               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       1999087                  .2500                .0000
        97,946.47               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1999095                  .2500                .0000
       399,781.50               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000
1



       1999174                  .2500                .0000
       203,488.79               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1999180                  .2500                .0000
       275,845.27               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1999207                  .2500                .0000
       121,430.10               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       1999217                  .2500                .0000
        80,456.03               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1999228                  .2500                .0000
        78,605.90               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1999231                  .2500                .0000
       203,879.55               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       1999234                  .2500                .0000
        67,962.85               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1999239                  .2500                .0000
        78,253.77               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000
1



       1999242                  .2500                .0000
        71,965.51               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       1999244                  .2500                .0000
        83,957.58               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       1999248                  .2500                .0000
        91,957.07               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       1999250                  .2500                .0000
        82,950.99               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       1999254                  .2500                .0000
       166,500.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       1999255                  .2500                .0000
        62,020.27               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       1999256                  .2500                .0000
       166,413.68               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       1999262                  .2500                .0000
       129,923.25               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000
1



       1999263                  .2500                .0000
       249,859.84               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1999267                  .2500                .0000
       159,910.29               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1999269                  .2500                .0000
       309,426.43               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1999278                  .2500                .0000
       267,333.73               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       1999286                  .2500                .0000
        68,160.76               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       1999289                  .2500                .0000
       327,575.58               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       1999311                  .2500                .0000
       182,424.34               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       1999412                  .2500                .0000
       350,740.57               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000
1



       1999424                  .2500                .0000
       155,523.46               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       1999438                  .2500                .0000
        69,268.51               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       1999447                  .2500                .0000
       479,757.60               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       1999452                  .2500                .0000
        55,868.66               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1999454                  .2500                .0000
       453,514.77               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       1999473                  .2500                .0000
       171,910.83               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       1999485                  .2500                .0000
       180,000.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       1999488                  .2500                .0000
       349,813.74               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000
1



       1999493                  .2500                .0000
       279,847.05               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1999496                  .2500                .0000
        75,462.87               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       1999593                  .2500                .0000
        98,100.00               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       1999603                  .2500                .0000
       300,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1999609                  .2500                .0000
       145,878.21               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       1999621                  .2500                .0000
        46,373.99               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1999624                  .2500                .0000
        96,000.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       1999625                  .2500                .0000
       334,186.76               .0800               -.2250
             8.2500             .0000               -.2250
             8.0000             .1450               -.2250
             7.7750             .0000               -.2250
             7.7750             .0000
1



       1999628                  .2500                .0000
       297,500.00               .0800               -.2250
             8.2500             .0000               -.2250
             8.0000             .1450               -.2250
             7.7750             .0000               -.2250
             7.7750             .0000

       1999636                  .2500                .0000
        55,971.72               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       1999638                  .2500                .0000
       122,580.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       1999652                  .2500                .0000
       345,411.22               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1999657                  .2500                .0000
        32,785.10               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       1999662                  .2500                .0000
       314,840.93               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       1999666                  .2500                .0000
        91,350.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       1999670                  .2500                .0000
        72,764.18               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000
1



       1999790                  .2500                .0000
       347,799.78               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       1999822                  .2500                .0000
       340,000.00               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       1999826                  .2500                .0000
       252,000.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       1999829                  .2500                .0000
        57,000.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       1999833                  .2500                .0000
        61,468.11               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       1999860                  .2500                .0000
        58,500.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       1999869                  .2500                .0000
        83,154.55               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1999870                  .2500                .0000
        91,200.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000
1



       1999872                  .2500                .0000
       266,854.16               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       1999873                  .2500                .0000
        48,487.96               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       1999875                  .2500                .0000
        63,968.52               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       1999876                  .2500                .0000
       169,918.55               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       1999877                  .2500                .0000
        63,911.26               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       1999970                  .2500                .0000
       222,874.98               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       1999977                  .2500                .0000
        64,967.17               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       1999985                  .2500                .0000
        71,216.76               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000
1



       2000000                  .2500                .0000
        64,800.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       2000033                  .2500                .0000
       113,342.73               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       2000034                  .2500                .0000
        83,161.18               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       2000035                  .2500                .0000
       127,532.09               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       2000038                  .2500                .0000
       135,938.22               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       2000042                  .2500                .0000
       279,843.02               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       2000048                  .2500                .0000
        85,460.11               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       2000052                  .2500                .0000
       152,180.82               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000
1



       2000085                  .2500                .0000
       100,000.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       2000086                  .2500                .0000
        95,952.78               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       2000103                  .2500                .0000
        61,619.67               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       2000114                  .2500                .0000
        69,300.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       2000117                  .2500                .0000
       137,626.72               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       2000199                  .2500                .0000
       207,000.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       2000215                  .2500                .0000
       195,000.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       2000222                  .2500                .0000
       259,000.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       2000223                  .2500                .0000
       213,300.00               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       2000224                  .2500                .0000
        68,000.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       2000226                  .2500                .0000
       123,430.76               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       2000227                  .2500                .0000
        72,000.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       2000295                  .2500                .0000
        22,738.20               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       2000307                  .2500                .0000
       140,569.07               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       2000382                  .2500                .0000
       292,340.22               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       2000400                  .2500                .0000
       303,829.57               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000
1



       2000407                  .2500                .0000
       420,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       2000409                  .2500                .0000
       113,942.43               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       2000410                  .2500                .0000
       156,514.46               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       2000412                  .2500                .0000
        79,454.26               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       2000418                  .2500                .0000
       175,415.93               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       2000424                  .2500                .0000
       379,763.80               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       2000425                  .2500                .0000
       353,062.01               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       2000426                  .2500                .0000
       265,369.41               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000
1



       2000427                  .2500                .0000
       210,428.86               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       2000428                  .2500                .0000
        74,865.05               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       2000438                  .2500                .0000
       292,839.96               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       2000449                  .2500                .0000
       164,909.87               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       2000561                  .2500                .0000
       157,600.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       2000565                  .2500                .0000
       309,076.62               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       2000570                  .2500                .0000
       128,921.85               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       2000581                  .2500                .0000
       125,942.76               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000
1



       2000585                  .2500                .0000
       105,545.25               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       2000588                  .2500                .0000
       180,000.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       2000593                  .2500                .0000
        39,980.32               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       2000599                  .2500                .0000
        45,874.92               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       2000603                  .2500                .0000
       995,000.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       2000607                  .2500                .0000
       184,000.00               .0800               -.2250
             8.9900             .0000               -.2250
             8.7400             .1450               -.2250
             8.5150             .0000               -.2250
             8.5150             .0000

       2000610                  .2500                .0000
       139,111.91               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       2000622                  .2500                .0000
       272,000.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000
1



       2000625                  .2500                .0000
       167,203.75               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       2000627                  .2500                .0000
       109,942.98               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       2000679                  .2500                .0000
       116,932.69               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       2000708                  .2500                .0000
       134,432.07               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       2000709                  .2500                .0000
        63,000.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       2000779                  .2500                .0000
       287,820.99               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       2000833                  .2500                .0000
       309,835.03               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       2000844                  .2500                .0000
       459,748.74               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000
1



       2000846                  .2500                .0000
       166,304.26               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       2000862                  .2500                .0000
       297,337.50               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       2001023                  .2500                .0000
        44,978.44               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       2001041                  .2500                .0000
       299,818.26               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       2001049                  .2500                .0000
        91,748.54               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       2001054                  .2500                .0000
       200,878.23               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       2001065                  .2500                .0000
       171,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       2001092                  .2500                .0000
       300,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000
1



       2001103                  .2500                .0000
        67,964.75               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       2001107                  .2500                .0000
       179,911.46               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       2001114                  .2500                .0000
        62,971.38               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       2001122                  .2500                .0000
       110,100.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       2001156                  .2500                .0000
        95,450.49               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       2001157                  .2500                .0000
        45,173.99               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       2001158                  .2500                .0000
        81,000.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       2001159                  .2500                .0000
        78,157.29               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000
1



       2001163                  .2500                .0000
       204,000.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       2001166                  .2500                .0000
       168,750.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       2001174                  .2500                .0000
       182,292.31               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       2001194                  .2500                .0000
       105,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       2001204                  .2500                .0000
       124,929.92               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       2001207                  .2500                .0000
       309,600.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       2001223                  .2500                .0000
        67,912.88               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       2001226                  .2500                .0000
       143,929.17               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000
1



       2001228                  .2500                .0000
       318,750.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       2001457                  .2500                .0000
        79,963.65               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       2975835                  .2500                .0000
       361,480.52               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       2975842                  .2500                .0000
        93,704.02               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       2975849                  .2500                .0000
       226,540.69               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       2975862                  .2500                .0000
        76,572.83               .0800               -.2250
            10.0000             .0000               -.2250
             9.7500             .1450               -.2250
             9.5250             .0000               -.2250
             9.5250             .0000

       3232145                  .2500                .0000
       266,766.43               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3428180                  .2500                .0000
        57,597.93               .0800               -.2250
             8.2500             .0000               -.2250
             8.0000             .1450               -.2250
             7.7750             .0000               -.2250
             7.7750             .0000
1



       3461940                  .2500                .0000
       132,755.32               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3480597                  .2500                .0000
       161,333.35               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3485679                  .2500                .0000
        74,957.95               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3501460                  .2500                .0000
       373,040.23               .0800               -.2250
             8.2500             .0000               -.2250
             8.0000             .1450               -.2250
             7.7750             .0000               -.2250
             7.7750             .0000

       3514675                  .2500                .0000
       169,015.89               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3533007                  .2500                .0000
       115,004.82               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3561968                  .2500                .0000
       122,931.04               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3575049                  .2500                .0000
       179,602.97               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000
1



       3593586                  .2500                .0000
       260,321.58               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3596583                  .2500                .0000
        31,485.69               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3597281                  .2500                .0000
        40,749.04               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3608269                  .2500                .0000
        48,868.79               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3616575                  .2500                .0000
        74,880.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3619197                  .2500                .0000
       128,581.74               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3619945                  .2500                .0000
        55,182.83               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3622350                  .2500                .0000
        24,694.34               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000
1



       3623810                  .2500                .0000
        91,759.68               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3629293                  .2500                .0000
       389,339.20               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3632445                  .2500                .0000
       113,584.61               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3637915                  .2500                .0000
       144,432.58               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3642715                  .2500                .0000
        56,968.04               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3646490                  .2500                .0000
       112,869.50               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3650729                  .2500                .0000
       133,934.08               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3651461                  .2500                .0000
       179,401.70               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       3655787                  .2500                .0000
       519,715.96               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3656773                  .2500                .0000
       120,535.82               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3660188                  .2500                .0000
       205,478.61               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3662969                  .2500                .0000
       178,294.67               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3664537                  .2500                .0000
        56,932.46               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3666830                  .5000                .0000
       287,631.44               .0800               -.2250
             8.2500             .0000               -.2250
             7.7500             .1450               -.2250
             7.5250             .0000               -.2250
             7.5250             .0000

       3669869                  .2500                .0000
       267,798.27               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3669880                  .2500                .0000
       289,265.54               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       3673879                  .2500                .0000
        64,928.57               .0800               -.2250
             8.9900             .0000               -.2250
             8.7400             .1450               -.2250
             8.5150             .0000               -.2250
             8.5150             .0000

       3673902                  .2500                .0000
       199,445.50               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3678118                  .2500                .0000
       133,710.58               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3678173                  .2500                .0000
        72,117.79               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3678180                  .2500                .0000
       294,295.78               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3678190                  .2500                .0000
       349,375.63               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3678226                  .2500                .0000
       262,059.25               .0800               -.2250
             8.2500             .0000               -.2250
             8.0000             .1450               -.2250
             7.7750             .0000               -.2250
             7.7750             .0000

       3680335                  .2500                .0000
       161,159.60               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000
1



       3681439                  .2500                .0000
       264,477.79               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3682632                  .2500                .0000
       127,924.43               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3683193                  .2500                .0000
       223,874.42               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3687301                  .2500                .0000
       135,000.00               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3692785                  .2500                .0000
        43,973.35               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3693357                  .2500                .0000
       199,884.93               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3695016                  .2500                .0000
       108,624.40               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3695791                  .2500                .0000
       349,606.11               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000
1



       3695796                  .2500                .0000
       124,538.19               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3696123                  .2500                .0000
       115,500.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3696177                  .2500                .0000
       283,339.22               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3696183                  .2500                .0000
       324,634.25               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3696193                  .2500                .0000
       284,604.34               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3696197                  .2500                .0000
       392,284.20               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3697639                  .2500                .0000
        19,991.39               .0800               -.2250
            10.1250             .0000               -.2250
             9.8750             .1450               -.2250
             9.6500             .0000               -.2250
             9.6500             .0000

       3702146                  .2500                .0000
       157,831.18               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000
1



       3703127                  .2500                .0000
        57,470.19               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3703205                  .2500                .0000
       121,443.32               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3704060                  .2500                .0000
       234,878.17               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3704089                  .2500                .0000
        56,672.12               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3705490                  .2500                .0000
       399,769.86               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3706414                  .2500                .0000
       182,700.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3707595                  .2500                .0000
       107,847.60               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3707621                  .2500                .0000
       129,727.09               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       3708138                  .2500                .0000
       176,319.86               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3708354                  .2500                .0000
        56,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3709036                  .2500                .0000
       139,419.74               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3712540                  .2500                .0000
       284,679.26               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3713088                  .2500                .0000
       158,910.86               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3714088                  .2500                .0000
       110,393.70               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3714528                  .2500                .0000
       131,820.09               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3714972                  .2500                .0000
        55,871.02               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3715076                  .2500                .0000
       167,900.81               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3716347                  .2500                .0000
        79,251.01               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3716361                  .2500                .0000
       168,706.18               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3716363                  .2500                .0000
       397,506.56               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3716366                  .2500                .0000
       113,217.57               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3716368                  .2500                .0000
        94,313.29               .0800               -.2250
             8.1250             .0000               -.2250
             7.8750             .1450               -.2250
             7.6500             .0000               -.2250
             7.6500             .0000

       3716374                  .2500                .0000
       153,705.99               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3716375                  .2500                .0000
        74,917.75               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000
1



       3716376                  .2500                .0000
        82,901.63               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3716377                  .2500                .0000
       125,801.92               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3716379                  .2500                .0000
       112,319.01               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3716381                  .2500                .0000
       189,602.37               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3716384                  .2500                .0000
       292,944.11               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3716392                  .2500                .0000
       649,305.57               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3716393                  .2500                .0000
        79,902.73               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3716396                  .2500                .0000
       269,671.70               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000
1



       3716397                  .2500                .0000
        89,896.06               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3716398                  .2500                .0000
       103,829.94               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3716401                  .2500                .0000
       112,289.91               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3716408                  .2500                .0000
       149,812.88               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3716414                  .2500                .0000
       249,732.91               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3716474                  .2500                .0000
       182,794.06               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3716504                  .2500                .0000
       259,707.40               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3716512                  .2500                .0000
       134,439.54               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3716524                  .2500                .0000
       160,923.34               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3716538                  .2500                .0000
       113,718.52               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3716542                  .2500                .0000
       107,438.05               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3716559                  .2500                .0000
       125,858.20               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3718443                  .2500                .0000
       185,396.01               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3721287                  .2500                .0000
        54,971.48               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3722783                  .2500                .0000
       144,427.03               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3722785                  .2500                .0000
       138,929.81               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000
1



       3722793                  .2500                .0000
        91,951.04               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3722795                  .2500                .0000
       106,343.37               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3723068                  .2500                .0000
        62,942.52               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3725660                  .2500                .0000
       100,000.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3725923                  .2500                .0000
        60,300.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3726204                  .2500                .0000
        54,000.00               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3726318                  .2500                .0000
       150,000.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3726645                  .2500                .0000
        55,200.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000
1



       3726704                  .2500                .0000
       132,729.32               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3727147                  .2500                .0000
       276,348.97               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3727700                  .2500                .0000
       155,000.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3728688                  .2500                .0000
       283,823.47               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3728800                  .2500                .0000
       387,788.06               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3728806                  .2500                .0000
        67,162.32               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3729269                  .2500                .0000
       364,795.37               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3730217                  .2500                .0000
       139,927.42               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3730456                  .2500                .0000
        93,411.46               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3730495                  .2500                .0000
       136,649.01               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3730513                  .2500                .0000
       208,396.30               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3730515                  .2500                .0000
       167,706.10               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3731459                  .2500                .0000
       247,390.51               .0800               -.2250
            10.0000             .0000               -.2250
             9.7500             .1450               -.2250
             9.5250             .0000               -.2250
             9.5250             .0000

       3732085                  .2500                .0000
       591,917.97               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3732191                  .2500                .0000
       333,414.50               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3732211                  .2500                .0000
       432,001.30               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       3732543                  .2500                .0000
        46,300.00               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3733772                  .2500                .0000
       113,431.81               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3733829                  .2500                .0000
       115,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3734358                  .2500                .0000
       467,693.23               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3734364                  .2500                .0000
       379,786.97               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3735290                  .2500                .0000
        65,958.98               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3735291                  .2500                .0000
        63,900.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3736055                  .2500                .0000
       188,899.42               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000
1



       3736522                  .2500                .0000
        59,500.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3736951                  .2500                .0000
       123,860.45               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3737153                  .2500                .0000
        58,800.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3737424                  .2500                .0000
       142,070.27               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3737764                  .2500                .0000
       129,919.20               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3738513                  .2500                .0000
        69,067.71               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3738659                  .2500                .0000
       120,487.02               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3738694                  .2500                .0000
       116,000.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3738860                  .2500                .0000
        66,423.20               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3738950                  .2500                .0000
       120,487.02               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3738975                  .2500                .0000
       120,543.74               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3739920                  .2500                .0000
        67,200.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3740528                  .2500                .0000
        92,205.80               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3740532                  .2500                .0000
       274,845.83               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3740535                  .2500                .0000
        77,359.87               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3740545                  .2500                .0000
       795,326.54               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000
1



       3740569                  .2500                .0000
        54,875.71               .0800               -.2250
            10.0000             .0000               -.2250
             9.7500             .1450               -.2250
             9.5250             .0000               -.2250
             9.5250             .0000

       3740826                  .2500                .0000
       214,903.74               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3740879                  .2500                .0000
       173,094.63               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3740982                  .2500                .0000
       100,000.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3741966                  .2500                .0000
       121,500.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3743636                  .2500                .0000
        52,174.32               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3743706                  .2500                .0000
       396,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3743896                  .2500                .0000
       127,926.35               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       3743979                  .2500                .0000
       139,900.00               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3744066                  .2500                .0000
       111,738.93               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3744763                  .2500                .0000
       130,127.01               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3744798                  .2500                .0000
        71,556.63               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3747053                  .2500                .0000
       185,301.81               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3747056                  .2500                .0000
       109,855.59               .0800               -.2250
             8.1250             .0000               -.2250
             7.8750             .1450               -.2250
             7.6500             .0000               -.2250
             7.6500             .0000

       3747201                  .2500                .0000
       114,435.81               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3748592                  .2500                .0000
       252,700.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000
1



       3749007                  .2500                .0000
        43,181.39               .0800               -.2250
            10.1250             .0000               -.2250
             9.8750             .1450               -.2250
             9.6500             .0000               -.2250
             9.6500             .0000

       3749008                  .2500                .0000
        98,950.01               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3749025                  .2500                .0000
       239,861.92               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3749027                  .2500                .0000
        65,460.32               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3749028                  .2500                .0000
       180,720.27               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3749032                  .2500                .0000
        82,607.15               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3749033                  .2500                .0000
       649,635.60               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3749036                  .2500                .0000
       278,855.36               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3749058                  .2500                .0000
       139,929.30               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3749066                  .2500                .0000
       493,708.35               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3749075                  .2500                .0000
       159,208.35               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3749640                  .2500                .0000
        75,510.82               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3749739                  .2500                .0000
       107,939.45               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3749751                  .2500                .0000
        62,761.95               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3750679                  .2500                .0000
        58,950.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3750921                  .2500                .0000
        79,956.30               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000
1



       3752359                  .2500                .0000
        69,968.20               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3752360                  .2500                .0000
       133,141.07               .0800               -.2250
            10.0000             .0000               -.2250
             9.7500             .1450               -.2250
             9.5250             .0000               -.2250
             9.5250             .0000

       3752361                  .2500                .0000
        45,679.78               .0800               -.2250
            10.0000             .0000               -.2250
             9.7500             .1450               -.2250
             9.5250             .0000               -.2250
             9.5250             .0000

       3752368                  .2500                .0000
       246,865.08               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3752370                  .2500                .0000
        53,576.29               .0800               -.2250
            10.0000             .0000               -.2250
             9.7500             .1450               -.2250
             9.5250             .0000               -.2250
             9.5250             .0000

       3752372                  .2500                .0000
        41,358.02               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3752373                  .2500                .0000
       285,951.68               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3752375                  .2500                .0000
        49,272.96               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000
1



       3752376                  .2500                .0000
       153,928.15               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3752388                  .2500                .0000
       337,079.70               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3752393                  .2500                .0000
        35,082.74               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3752404                  .2500                .0000
       127,887.07               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3752408                  .2500                .0000
        58,408.16               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3752410                  .2500                .0000
       147,277.52               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3752414                  .2500                .0000
       119,932.73               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3752415                  .2500                .0000
       241,874.55               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3752418                  .2500                .0000
       230,295.32               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3752423                  .2500                .0000
       310,347.28               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3752427                  .2500                .0000
       269,760.08               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3752429                  .2500                .0000
       118,731.65               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3752437                  .2500                .0000
       129,787.75               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3752441                  .2500                .0000
        58,900.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3752453                  .2500                .0000
        91,155.14               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3752455                  .2500                .0000
        31,484.51               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000
1



       3752458                  .2500                .0000
        97,552.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3752459                  .2500                .0000
        97,552.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3752463                  .2500                .0000
       354,285.24               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3752922                  .2500                .0000
       126,336.17               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3753118                  .2500                .0000
       299,822.88               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3753911                  .2500                .0000
       135,747.06               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3753955                  .2500                .0000
       324,613.13               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3753978                  .2500                .0000
       299,183.15               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       3754206                  .2500                .0000
       273,307.69               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3756338                  .2500                .0000
       147,600.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3756924                  .2500                .0000
       157,983.03               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3756929                  .2500                .0000
       256,640.38               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3756930                  .2500                .0000
       123,286.05               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3756934                  .2500                .0000
       158,326.10               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3756941                  .2500                .0000
        85,355.73               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3756942                  .2500                .0000
        80,712.32               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000
1



       3756948                  .2500                .0000
        99,853.39               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3756949                  .2500                .0000
        81,561.93               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3756951                  .2500                .0000
       120,530.62               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3756952                  .2500                .0000
        56,223.76               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3756955                  .2500                .0000
        89,955.73               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3757800                  .2500                .0000
       181,415.86               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3757848                  .2500                .0000
       202,221.75               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3757967                  .2500                .0000
       223,683.71               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000
1



       3758036                  .2500                .0000
        69,871.87               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3758070                  .2500                .0000
        43,469.54               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3758214                  .2500                .0000
        58,430.67               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3758406                  .2500                .0000
       140,312.74               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3758535                  .2500                .0000
        86,139.62               .0800               -.2250
             8.2500             .0000               -.2250
             8.0000             .1450               -.2250
             7.7750             .0000               -.2250
             7.7750             .0000

       3758889                  .2500                .0000
        89,945.47               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3758977                  .2500                .0000
       272,592.89               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3759066                  .2500                .0000
        78,706.62               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000
1



       3759108                  .2500                .0000
       247,860.97               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3759109                  .2500                .0000
       463,704.12               .0800               -.2250
             8.2500             .0000               -.2250
             8.0000             .1450               -.2250
             7.7750             .0000               -.2250
             7.7750             .0000

       3759137                  .2500                .0000
       383,784.72               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3759139                  .2500                .0000
       110,339.69               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3759161                  .2500                .0000
       199,896.31               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3759169                  .2500                .0000
       137,932.12               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3759172                  .2500                .0000
       452,765.15               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3759173                  .2500                .0000
       371,807.14               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3759177                  .2500                .0000
       329,800.08               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3759184                  .2500                .0000
       115,842.98               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3759185                  .2500                .0000
        45,878.58               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3759186                  .2500                .0000
       189,709.07               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3759190                  .2500                .0000
       315,803.59               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3759191                  .2500                .0000
       114,943.43               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3759197                  .2500                .0000
       132,800.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3759200                  .2500                .0000
       223,720.57               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000
1



       3759235                  .2500                .0000
        49,330.31               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3759314                  .2500                .0000
       129,801.53               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3759395                  .2500                .0000
       143,833.70               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3759433                  .2500                .0000
        83,269.29               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3759547                  .2500                .0000
        82,374.78               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3759578                  .2500                .0000
        76,109.30               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3759581                  .2500                .0000
        93,867.34               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3759584                  .2500                .0000
        59,135.08               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000
1



       3759592                  .2500                .0000
        47,545.02               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3759593                  .2500                .0000
       134,866.67               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3759594                  .2500                .0000
       118,662.79               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3759596                  .2500                .0000
        94,784.55               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3759599                  .2500                .0000
        70,936.91               .0800               -.2250
            10.0000             .0000               -.2250
             9.7500             .1450               -.2250
             9.5250             .0000               -.2250
             9.5250             .0000

       3759603                  .2500                .0000
        33,583.47               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3759613                  .2500                .0000
       105,195.99               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3759621                  .2500                .0000
       544,320.15               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000
1



       3759634                  .2500                .0000
        39,979.80               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3759636                  .2500                .0000
       104,696.49               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3759642                  .2500                .0000
        67,529.63               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3759659                  .2500                .0000
       115,369.46               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3759661                  .2500                .0000
       164,477.99               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3759667                  .2500                .0000
       104,746.43               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3759669                  .2500                .0000
       150,830.05               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3759674                  .2500                .0000
       124,074.05               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000
1



       3759679                  .2500                .0000
        59,972.74               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3759683                  .2500                .0000
       155,325.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3759684                  .2500                .0000
        83,957.58               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3759685                  .2500                .0000
       299,662.38               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3759687                  .2500                .0000
       245,469.79               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3759694                  .2500                .0000
       239,743.59               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3759696                  .2500                .0000
       159,637.17               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3759697                  .2500                .0000
        97,096.14               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000
1



       3759699                  .2500                .0000
        71,617.18               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3759712                  .2500                .0000
       242,753.60               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3759752                  .2500                .0000
        82,374.78               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3759839                  .2500                .0000
       224,582.65               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3761226                  .2500                .0000
       193,000.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3761374                  .2500                .0000
        25,188.56               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3761377                  .2500                .0000
       378,813.58               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3761380                  .2500                .0000
       399,787.14               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000
1



       3761383                  .2500                .0000
       179,799.14               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3761385                  .2500                .0000
       252,561.97               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3761390                  .2500                .0000
        87,954.38               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3761391                  .2500                .0000
       119,944.01               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3761392                  .2500                .0000
        77,454.24               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3761394                  .2500                .0000
       134,322.67               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3761398                  .2500                .0000
       142,110.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3761399                  .2500                .0000
       113,249.88               .0800               -.2250
            10.0000             .0000               -.2250
             9.7500             .1450               -.2250
             9.5250             .0000               -.2250
             9.5250             .0000
1



       3761401                  .2500                .0000
       186,298.18               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3762237                  .2500                .0000
       101,200.20               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3762737                  .2500                .0000
        59,369.20               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3763044                  .2500                .0000
       129,131.24               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3763073                  .2500                .0000
        67,200.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3763076                  .2500                .0000
        65,000.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3763079                  .2500                .0000
        59,150.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3763148                  .2500                .0000
       159,250.01               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3764768                  .2500                .0000
       112,498.86               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3764770                  .2500                .0000
        78,553.54               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3764774                  .2500                .0000
       122,000.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3764775                  .2500                .0000
        84,957.07               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3764777                  .2500                .0000
       135,923.75               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3764778                  .2500                .0000
       135,923.75               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3764783                  .2500                .0000
       103,437.29               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3764786                  .2500                .0000
        60,766.79               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000
1



       3764789                  .2500                .0000
        51,975.09               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3764791                  .2500                .0000
       242,249.33               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3764793                  .2500                .0000
       155,900.00               .0800               -.2250
             8.1250             .0000               -.2250
             7.8750             .1450               -.2250
             7.6500             .0000               -.2250
             7.6500             .0000

       3764795                  .2500                .0000
       115,931.51               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3764796                  .2500                .0000
       139,429.55               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3764797                  .2500                .0000
       223,124.84               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3764798                  .2500                .0000
        87,956.72               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3764799                  .2500                .0000
        80,000.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000
1



       3764800                  .2500                .0000
       125,900.00               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3764801                  .2500                .0000
       125,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3764804                  .2500                .0000
       360,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3764805                  .2500                .0000
        97,545.28               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3764806                  .2500                .0000
       324,000.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3764956                  .2500                .0000
       157,240.42               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3765013                  .2500                .0000
       307,571.04               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3765042                  .2500                .0000
       292,225.95               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000
1



       3765047                  .2500                .0000
       407,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3765184                  .2500                .0000
       120,877.31               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3765191                  .2500                .0000
        83,516.56               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3765215                  .2500                .0000
       269,874.03               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3765295                  .2500                .0000
       143,042.97               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3765318                  .2500                .0000
        52,175.65               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3765328                  .2500                .0000
        98,310.21               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3765376                  .2500                .0000
        34,967.22               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000
1



       3765391                  .2500                .0000
       166,422.32               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3765418                  .2500                .0000
        91,909.13               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3765419                  .2500                .0000
       148,423.02               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3765457                  .2500                .0000
       214,588.70               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3765499                  .2500                .0000
        72,444.18               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3765513                  .2500                .0000
       159,100.81               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3765537                  .2500                .0000
       303,457.68               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3765628                  .2500                .0000
       259,842.49               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000
1



       3765719                  .2500                .0000
       296,183.24               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3765729                  .2500                .0000
        57,815.78               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3765771                  .2500                .0000
       109,244.82               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3765785                  .2500                .0000
        63,933.39               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3765836                  .2500                .0000
       199,802.46               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3765976                  .2500                .0000
       124,800.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3766210                  .2500                .0000
       194,734.57               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3766396                  .2500                .0000
        87,900.00               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000
1



       3766499                  .2500                .0000
        62,038.67               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3766583                  .2500                .0000
       122,625.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3766791                  .2500                .0000
       111,892.25               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3766837                  .2500                .0000
       341,662.23               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3767045                  .2500                .0000
       399,781.51               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3767185                  .2500                .0000
        49,947.96               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3767418                  .2500                .0000
       114,225.33               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3767469                  .2500                .0000
        67,931.05               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000
1



       3767514                  .2500                .0000
        41,459.02               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3767549                  .2500                .0000
       117,535.76               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3767603                  .2500                .0000
       329,698.92               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3767741                  .2500                .0000
       126,939.16               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3767742                  .2500                .0000
        69,927.14               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3767871                  .2500                .0000
        57,909.10               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3767876                  .2500                .0000
        58,439.10               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3768009                  .2500                .0000
       319,834.11               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3768299                  .2500                .0000
        75,960.60               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3768785                  .2500                .0000
       108,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3769354                  .2500                .0000
       160,000.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3769357                  .2500                .0000
       260,878.24               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3769358                  .2500                .0000
       185,250.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3769359                  .2500                .0000
        63,900.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3769364                  .2500                .0000
        60,920.02               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3769365                  .2500                .0000
       108,000.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000
1



       3769367                  .2500                .0000
       399,792.63               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3769368                  .2500                .0000
        65,000.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3769370                  .2500                .0000
       158,613.31               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3769372                  .2500                .0000
       174,909.28               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3769373                  .2500                .0000
       239,878.80               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3769378                  .2500                .0000
        58,500.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3769379                  .2500                .0000
        61,650.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3769507                  .2500                .0000
        84,853.63               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000
1



       3769526                  .2500                .0000
       167,767.44               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3769546                  .2500                .0000
        62,969.01               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3769574                  .2500                .0000
        87,953.17               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3769606                  .2500                .0000
       154,723.86               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3769630                  .2500                .0000
        66,363.73               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3769653                  .2500                .0000
        28,336.06               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3769822                  .2500                .0000
       155,623.42               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3769874                  .2500                .0000
       199,896.32               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3769924                  .2500                .0000
        94,299.14               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3769935                  .2500                .0000
        92,754.36               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3770013                  .2500                .0000
       199,893.56               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3770039                  .2500                .0000
        75,563.78               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3770062                  .2500                .0000
        67,500.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3770101                  .2500                .0000
        41,564.53               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3770141                  .2500                .0000
       187,027.96               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3770173                  .2500                .0000
       221,279.07               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000
1



       3770225                  .2500                .0000
        74,666.06               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3770242                  .2500                .0000
       339,809.39               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3771067                  .2500                .0000
        61,718.81               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3771221                  .2500                .0000
       198,635.65               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3772925                  .2500                .0000
       420,000.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3773447                  .2500                .0000
        56,770.55               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3773454                  .2500                .0000
        98,700.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3773455                  .2500                .0000
       650,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000
1



       3773456                  .2500                .0000
       207,877.20               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3773463                  .2500                .0000
        74,700.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3773466                  .2500                .0000
       356,250.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3773475                  .2500                .0000
        47,600.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3773477                  .2500                .0000
       108,000.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3773478                  .2500                .0000
       292,400.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3774016                  .2500                .0000
        78,261.49               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3774231                  .2500                .0000
        92,656.75               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000
1



       3775407                  .2500                .0000
        67,900.00               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3775495                  .2500                .0000
       137,134.27               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3776472                  .2500                .0000
        99,830.58               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3776591                  .2500                .0000
        89,663.76               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3776598                  .2500                .0000
       156,000.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3776734                  .2500                .0000
       115,818.21               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3777167                  .2500                .0000
       291,352.79               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3777535                  .2500                .0000
       104,250.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000
1



       3777621                  .2500                .0000
       329,000.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3777922                  .2500                .0000
        73,565.66               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3777927                  .2500                .0000
       275,500.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3777934                  .2500                .0000
       261,000.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3777936                  .2500                .0000
        53,800.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3777940                  .2500                .0000
        50,400.00               .0800               -.2250
            10.0000             .0000               -.2250
             9.7500             .1450               -.2250
             9.5250             .0000               -.2250
             9.5250             .0000

       3777941                  .2500                .0000
        33,600.00               .0800               -.2250
            10.0000             .0000               -.2250
             9.7500             .1450               -.2250
             9.5250             .0000               -.2250
             9.5250             .0000

       3777947                  .2500                .0000
       135,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000
1



       3777949                  .2500                .0000
       136,800.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3777950                  .2500                .0000
       185,800.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3777955                  .2500                .0000
       104,000.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3777957                  .2500                .0000
       162,800.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3777959                  .2500                .0000
       130,500.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3777960                  .2500                .0000
        64,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3778040                  .2500                .0000
        79,963.65               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3778087                  .2500                .0000
        96,204.90               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000
1



       3778104                  .2500                .0000
        53,175.18               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3778120                  .2500                .0000
       220,276.43               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3778156                  .2500                .0000
       299,711.41               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3778781                  .2500                .0000
       129,857.45               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3779035                  .2500                .0000
        98,951.30               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3779131                  .2500                .0000
       123,236.08               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3779228                  .2500                .0000
       126,774.68               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3779292                  .2500                .0000
       323,793.40               .0800               -.2250
             8.2500             .0000               -.2250
             8.0000             .1450               -.2250
             7.7750             .0000               -.2250
             7.7750             .0000
1



       3779469                  .2500                .0000
        70,000.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3779473                  .2500                .0000
       210,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3780193                  .2500                .0000
       300,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3780562                  .2500                .0000
        74,309.39               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3780659                  .2500                .0000
        87,400.00               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3780748                  .2500                .0000
       199,887.88               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3780930                  .2500                .0000
       517,500.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3781329                  .2500                .0000
       141,100.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000
1



       3781818                  .2500                .0000
       372,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3782269                  .2500                .0000
       223,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3782270                  .2500                .0000
       191,805.61               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3782273                  .2500                .0000
       100,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3782278                  .2500                .0000
        50,825.64               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3782280                  .2500                .0000
        65,000.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3782282                  .2500                .0000
       136,000.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3782283                  .2500                .0000
        72,800.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       3782284                  .2500                .0000
       189,000.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3782291                  .2500                .0000
        31,500.00               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3782292                  .2500                .0000
       450,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3782295                  .2500                .0000
       100,000.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3782321                  .2500                .0000
        39,939.28               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3782330                  .2500                .0000
       155,910.25               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3782391                  .2500                .0000
       269,703.93               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3782392                  .2500                .0000
       306,636.20               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000
1



       3782393                  .2500                .0000
       344,611.73               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3782394                  .2500                .0000
       618,702.09               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3782395                  .2500                .0000
       326,401.48               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3782396                  .2500                .0000
       335,056.52               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3782397                  .2500                .0000
       284,197.83               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3782398                  .2500                .0000
       114,872.23               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3782399                  .2500                .0000
       167,790.43               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3782400                  .2500                .0000
       282,221.69               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000
1



       3782401                  .2500                .0000
       307,827.33               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3782402                  .2500                .0000
       290,632.69               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3782403                  .2500                .0000
       429,449.21               .0800               -.2250
             8.2500             .0000               -.2250
             8.0000             .1450               -.2250
             7.7750             .0000               -.2250
             7.7750             .0000

       3782404                  .2500                .0000
       388,198.64               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3782405                  .2500                .0000
       399,549.85               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3782406                  .2500                .0000
       409,526.48               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3782407                  .2500                .0000
       549,683.56               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3782408                  .2500                .0000
       358,822.49               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000
1



       3782409                  .2500                .0000
       998,534.39               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3782410                  .2500                .0000
       339,788.67               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3782411                  .2500                .0000
       460,703.39               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3782412                  .2500                .0000
       271,445.27               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3782413                  .2500                .0000
       382,058.26               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3782414                  .2500                .0000
       322,299.54               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3782415                  .2500                .0000
       629,646.81               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3782416                  .2500                .0000
       578,167.16               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       3782417                  .2500                .0000
       307,135.59               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3782418                  .2500                .0000
       289,824.32               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3782419                  .2500                .0000
       296,472.98               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3782420                  .2500                .0000
       367,375.23               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3782421                  .2500                .0000
       307,323.08               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3782422                  .2500                .0000
       998,845.12               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3782423                  .2500                .0000
       354,540.56               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3782424                  .2500                .0000
       327,846.97               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000
1



       3782425                  .2500                .0000
       274,833.40               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3782426                  .2500                .0000
       852,552.57               .0800               -.2250
             8.0000             .0000               -.2250
             7.7500             .1450               -.2250
             7.5250             .0000               -.2250
             7.5250             .0000

       3782427                  .2500                .0000
       379,786.96               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3782627                  .2500                .0000
        56,700.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3782873                  .2500                .0000
       274,342.06               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3783002                  .2500                .0000
       143,931.01               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3783003                  .2500                .0000
       186,187.13               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3783004                  .2500                .0000
       366,124.51               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000
1



       3783005                  .2500                .0000
       162,406.51               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3783006                  .2500                .0000
       129,332.91               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3783007                  .2500                .0000
       474,753.75               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3783008                  .2500                .0000
       314,688.87               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3783009                  .2500                .0000
        94,948.10               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3783010                  .2500                .0000
        60,271.11               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3783011                  .2500                .0000
        92,557.92               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3783012                  .2500                .0000
        95,947.56               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000
1



       3783013                  .2500                .0000
        41,578.99               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3783014                  .2500                .0000
        35,908.34               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3783015                  .2500                .0000
        43,176.40               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3783016                  .2500                .0000
        42,380.21               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3783017                  .2500                .0000
        29,986.00               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3783018                  .2500                .0000
        51,973.74               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3783019                  .2500                .0000
        44,060.13               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3783020                  .2500                .0000
       183,657.21               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000
1



       3783021                  .2500                .0000
       152,916.43               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3783022                  .2500                .0000
       134,937.02               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3783023                  .2500                .0000
        85,418.05               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3783024                  .2500                .0000
       103,946.08               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3783025                  .2500                .0000
        62,867.38               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3783026                  .2500                .0000
        63,870.19               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3783027                  .2500                .0000
       135,115.96               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3783028                  .2500                .0000
       149,913.69               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       3783030                  .2500                .0000
       139,925.49               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3783031                  .2500                .0000
        81,860.76               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3783032                  .2500                .0000
        93,547.52               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3783033                  .2500                .0000
        69,967.34               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3783034                  .2500                .0000
       200,016.77               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3783035                  .2500                .0000
        99,952.09               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3783036                  .2500                .0000
        33,181.38               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3783037                  .2500                .0000
        59,968.89               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3783038                  .2500                .0000
       120,335.92               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3783039                  .2500                .0000
        80,712.37               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3783040                  .2500                .0000
        35,980.33               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3783041                  .2500                .0000
        67,463.12               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3783042                  .2500                .0000
        67,463.12               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3783043                  .2500                .0000
        46,277.81               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3783044                  .2500                .0000
       139,419.74               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3783045                  .2500                .0000
        39,481.57               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000
1



       3783046                  .2500                .0000
       543,437.15               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3783047                  .2500                .0000
       104,948.35               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3783048                  .2500                .0000
       195,890.11               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3783049                  .2500                .0000
        59,818.96               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3783050                  .2500                .0000
       154,963.07               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3783051                  .2500                .0000
        65,664.11               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3783052                  .2500                .0000
       139,388.19               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3783053                  .2500                .0000
       139,388.19               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000
1



       3783054                  .2500                .0000
        29,586.19               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3783055                  .2500                .0000
        50,375.85               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3783056                  .2500                .0000
        57,572.40               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3783057                  .2500                .0000
       104,253.02               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3783058                  .2500                .0000
       180,401.40               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3783059                  .2500                .0000
        41,578.99               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3783060                  .2500                .0000
       169,464.37               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3783061                  .2500                .0000
        72,659.24               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000
1



       3783062                  .2500                .0000
       115,942.93               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3783063                  .2500                .0000
       179,916.02               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3783064                  .2500                .0000
        53,973.43               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3783065                  .2500                .0000
       100,656.41               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3783066                  .2500                .0000
        55,319.77               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3783067                  .2500                .0000
        84,759.37               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3783068                  .2500                .0000
        59,372.29               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3783069                  .2500                .0000
        55,975.22               .0800               -.2250
            10.0000             .0000               -.2250
             9.7500             .1450               -.2250
             9.5250             .0000               -.2250
             9.5250             .0000
1



       3783070                  .2500                .0000
        83,957.58               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3783702                  .2500                .0000
        55,116.59               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3783917                  .2500                .0000
       150,000.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3784227                  .2500                .0000
       131,511.60               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3784425                  .2500                .0000
       187,902.54               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3784482                  .2500                .0000
        74,957.95               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3785116                  .2500                .0000
       150,917.52               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3785161                  .2500                .0000
       130,432.34               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3785239                  .2500                .0000
        41,600.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3786086                  .2500                .0000
       446,000.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3786999                  .2500                .0000
       504,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3787000                  .2500                .0000
       479,500.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3787003                  .2500                .0000
       171,200.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3787004                  .2500                .0000
       274,050.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3787006                  .2500                .0000
       375,250.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3787010                  .2500                .0000
        43,200.00               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000
1



       3787011                  .2500                .0000
       280,000.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3787014                  .2500                .0000
       521,500.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3787015                  .2500                .0000
        80,000.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3787018                  .2500                .0000
       304,000.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3787021                  .2500                .0000
        75,600.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3787023                  .2500                .0000
       128,700.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3787028                  .2500                .0000
        82,800.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3787036                  .2500                .0000
       192,000.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000
1



       3787038                  .2500                .0000
        71,100.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3787040                  .2500                .0000
        84,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3787041                  .2500                .0000
       271,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3787045                  .2500                .0000
       207,920.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3787317                  .2500                .0000
       134,859.49               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3787348                  .2500                .0000
       649,663.03               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3787375                  .2500                .0000
       216,356.24               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3787582                  .2500                .0000
       264,008.91               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000
1



       3787626                  .2500                .0000
        77,449.38               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3788174                  .2500                .0000
        78,999.92               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3788409                  .2500                .0000
       131,500.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3788441                  .2500                .0000
       135,000.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3789235                  .2500                .0000
        96,000.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3789287                  .2500                .0000
        71,200.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3790377                  .2500                .0000
       162,000.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3790476                  .2500                .0000
        99,943.94               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000
1



       3790539                  .2500                .0000
       284,000.00               .0800               -.2250
             8.2500             .0000               -.2250
             8.0000             .1450               -.2250
             7.7750             .0000               -.2250
             7.7750             .0000

       3790999                  .2500                .0000
       258,750.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3791549                  .2500                .0000
       140,000.00               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3791553                  .2500                .0000
       154,400.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3791559                  .2500                .0000
       130,250.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3791563                  .2500                .0000
       198,500.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3791564                  .2500                .0000
        66,000.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3791794                  .2500                .0000
       287,858.34               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000
1



       3791987                  .2500                .0000
       100,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3792032                  .2500                .0000
       227,875.46               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3792616                  .2500                .0000
       124,500.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3792700                  .2500                .0000
        71,250.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3792774                  .2500                .0000
       135,200.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3792854                  .2500                .0000
       200,000.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3794449                  .2500                .0000
        49,950.85               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794550                  .2500                .0000
       145,000.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000
1



       3794649                  .2500                .0000
       183,750.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794781                  .2500                .0000
        84,000.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3794785                  .2500                .0000
        93,045.16               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794786                  .2500                .0000
        71,641.92               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794787                  .2500                .0000
        95,637.76               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3794789                  .2500                .0000
        61,897.88               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3794790                  .2500                .0000
       152,668.52               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794792                  .2500                .0000
        59,234.69               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       3794793                  .2500                .0000
       113,090.21               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3794794                  .2500                .0000
       162,506.46               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3794795                  .2500                .0000
        45,305.70               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3794796                  .2500                .0000
        52,419.84               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3794797                  .2500                .0000
       127,023.70               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3794798                  .2500                .0000
        97,794.43               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794800                  .2500                .0000
       107,945.46               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3794801                  .2500                .0000
        44,931.28               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000
1



       3794802                  .2500                .0000
        78,459.30               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794804                  .2500                .0000
       188,798.07               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3794806                  .2500                .0000
       209,787.09               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3794807                  .2500                .0000
       126,841.55               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3794808                  .2500                .0000
        65,622.14               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3794809                  .2500                .0000
        91,147.30               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794810                  .2500                .0000
        43,177.60               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794811                  .2500                .0000
       238,379.56               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000
1



       3794816                  .2500                .0000
       109,833.42               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3794819                  .2500                .0000
        64,767.27               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3794820                  .2500                .0000
       133,930.53               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794821                  .2500                .0000
       133,930.53               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794822                  .2500                .0000
       133,856.84               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3794823                  .2500                .0000
       145,548.34               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794825                  .2500                .0000
       133,423.19               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3794826                  .2500                .0000
        83,500.94               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000
1



       3794827                  .2500                .0000
       289,576.75               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3794830                  .2500                .0000
       160,923.34               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794831                  .2500                .0000
       114,277.77               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3794832                  .2500                .0000
        39,976.38               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3794834                  .2500                .0000
       240,229.34               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794836                  .2500                .0000
        71,823.17               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3794837                  .2500                .0000
       183,899.49               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794838                  .2500                .0000
       170,747.40               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000
1



       3794839                  .2500                .0000
       301,830.69               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794840                  .2500                .0000
       119,932.73               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794841                  .2500                .0000
       104,675.82               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3794842                  .2500                .0000
       121,528.21               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3794843                  .2500                .0000
       270,087.72               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3794844                  .2500                .0000
       110,381.93               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3794846                  .2500                .0000
        52,341.02               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794847                  .2500                .0000
        83,952.90               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000
1



       3794848                  .2500                .0000
        65,925.71               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794850                  .2500                .0000
       246,736.12               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3794851                  .2500                .0000
       586,953.26               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3794853                  .2500                .0000
        69,961.76               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794854                  .2500                .0000
        96,793.74               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794857                  .2500                .0000
        53,937.63               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3794858                  .2500                .0000
        54,939.69               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794860                  .2500                .0000
       183,792.92               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000
1



       3794862                  .2500                .0000
        91,748.87               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3794863                  .2500                .0000
        77,204.39               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3794866                  .2500                .0000
        31,312.85               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3794869                  .2500                .0000
       349,616.21               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794870                  .2500                .0000
       101,889.81               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3794872                  .2500                .0000
       447,742.25               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3794876                  .2500                .0000
       206,741.78               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3794877                  .2500                .0000
        89,145.96               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000
1



       3794878                  .2500                .0000
       494,457.21               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794879                  .2500                .0000
       109,879.37               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794880                  .2500                .0000
        51,974.43               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3794881                  .2500                .0000
        61,963.40               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3794882                  .2500                .0000
       160,110.18               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794883                  .2500                .0000
        26,969.63               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794886                  .2500                .0000
        76,317.09               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3794887                  .2500                .0000
       147,917.02               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000
1



       3794888                  .2500                .0000
       138,524.29               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794889                  .2500                .0000
       749,182.42               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3794890                  .2500                .0000
       259,683.86               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3794891                  .2500                .0000
        65,664.11               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794892                  .2500                .0000
       140,323.30               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794893                  .2500                .0000
        77,760.09               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3794894                  .2500                .0000
        74,754.12               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794895                  .2500                .0000
       149,920.18               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000
1



       3794896                  .2500                .0000
       168,283.63               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3794898                  .2500                .0000
       118,433.57               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794899                  .2500                .0000
       124,088.56               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3794901                  .2500                .0000
       163,101.13               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3794902                  .2500                .0000
       131,799.19               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3794903                  .2500                .0000
        69,563.92               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794904                  .2500                .0000
        67,462.16               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794905                  .2500                .0000
       116,939.34               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3794906                  .2500                .0000
       116,939.34               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794907                  .2500                .0000
       116,939.34               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794908                  .2500                .0000
       116,939.34               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794909                  .2500                .0000
        64,466.56               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794910                  .2500                .0000
        98,899.63               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3794911                  .2500                .0000
        97,401.13               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3794912                  .2500                .0000
       121,290.07               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3794913                  .2500                .0000
        99,895.90               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3794914                  .2500                .0000
        97,789.82               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794915                  .2500                .0000
       287,825.53               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3794916                  .2500                .0000
       197,292.17               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794917                  .2500                .0000
       105,689.15               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3794918                  .2500                .0000
       478,724.42               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3794919                  .2500                .0000
       617,135.43               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3794920                  .2500                .0000
       262,579.16               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3794922                  .2500                .0000
        99,945.37               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000
1



       3794923                  .2500                .0000
        73,059.02               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794924                  .2500                .0000
       295,834.06               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794926                  .2500                .0000
       106,940.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794928                  .2500                .0000
       467,430.95               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3794931                  .2500                .0000
       299,644.49               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3794932                  .2500                .0000
       181,492.78               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3794933                  .2500                .0000
        45,726.28               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794934                  .2500                .0000
        45,726.28               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3794936                  .2500                .0000
       105,970.86               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3794939                  .2500                .0000
        44,946.67               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3794940                  .2500                .0000
       111,983.32               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794941                  .2500                .0000
       126,728.91               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794943                  .2500                .0000
       125,934.67               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794944                  .2500                .0000
       315,045.06               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794945                  .2500                .0000
       179,906.68               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794948                  .2500                .0000
        70,110.67               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000
1



       3794949                  .2500                .0000
        69,660.93               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794950                  .2500                .0000
       102,693.88               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794951                  .2500                .0000
       196,686.77               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3794952                  .2500                .0000
        72,820.06               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794953                  .2500                .0000
        58,368.92               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3794954                  .2500                .0000
        69,560.98               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794955                  .2500                .0000
        69,660.93               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794956                  .2500                .0000
        99,948.15               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3794957                  .2500                .0000
        76,459.29               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3794959                  .2500                .0000
       161,909.17               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794960                  .2500                .0000
        35,981.82               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3794961                  .2500                .0000
       127,737.14               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3794962                  .2500                .0000
       127,737.14               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3794964                  .2500                .0000
       134,851.95               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794965                  .2500                .0000
       157,327.28               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794966                  .2500                .0000
        99,699.63               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000
1



       3794967                  .2500                .0000
        63,866.87               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794968                  .2500                .0000
       115,635.14               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794969                  .2500                .0000
        85,248.33               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3794970                  .2500                .0000
       524,361.65               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3794971                  .2500                .0000
       299,662.38               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794972                  .2500                .0000
       205,490.59               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3794973                  .2500                .0000
       172,539.95               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3794974                  .2500                .0000
        48,576.09               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000
1



       3794975                  .2500                .0000
       215,435.29               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3794976                  .2500                .0000
        55,969.41               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794981                  .2500                .0000
       277,056.29               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794982                  .2500                .0000
        45,974.21               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794983                  .2500                .0000
       112,441.68               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794984                  .2500                .0000
       142,433.51               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3794985                  .2500                .0000
       229,874.36               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794986                  .2500                .0000
       764,592.89               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000
1



       3794988                  .2500                .0000
        45,349.57               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794990                  .2500                .0000
        68,964.22               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3794991                  .2500                .0000
        71,586.89               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3794992                  .2500                .0000
        59,966.36               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3794993                  .2500                .0000
       282,849.39               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3794994                  .2500                .0000
        91,749.86               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3794995                  .2500                .0000
        83,557.79               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3794996                  .2500                .0000
       111,857.25               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000
1



       3794997                  .2500                .0000
        47,472.66               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3794998                  .2500                .0000
       113,262.11               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3794999                  .2500                .0000
        62,967.33               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3795001                  .2500                .0000
       129,927.12               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3795002                  .2500                .0000
       224,873.85               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3795003                  .2500                .0000
        37,780.40               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3795004                  .2500                .0000
        51,966.84               .0800               -.2250
             8.2500             .0000               -.2250
             8.0000             .1450               -.2250
             7.7750             .0000               -.2250
             7.7750             .0000

       3795006                  .2500                .0000
       113,195.74               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000
1



       3795007                  .2500                .0000
       108,697.90               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3795008                  .2500                .0000
       212,395.47               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3795010                  .2500                .0000
       234,871.64               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3795011                  .2500                .0000
       399,430.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3795012                  .2500                .0000
        47,951.33               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3795014                  .2500                .0000
       599,324.77               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3795017                  .2500                .0000
        42,776.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3795018                  .2500                .0000
       124,933.47               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000
1



       3795019                  .2500                .0000
       120,926.69               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3795020                  .2500                .0000
       227,884.86               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3795021                  .2500                .0000
       111,862.06               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3795024                  .2500                .0000
        69,259.08               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3795025                  .2500                .0000
       119,930.46               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3795026                  .2500                .0000
       130,321.01               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3795027                  .2500                .0000
       119,554.34               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3795028                  .2500                .0000
       283,836.60               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       3795029                  .2500                .0000
       162,913.26               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3795030                  .2500                .0000
       109,447.54               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3795031                  .2500                .0000
       232,622.87               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3795032                  .2500                .0000
       103,940.16               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3795033                  .2500                .0000
       454,717.19               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3795034                  .2500                .0000
       296,829.12               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3795035                  .2500                .0000
        46,325.97               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3795036                  .2500                .0000
       130,435.82               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000
1



       3795037                  .2500                .0000
       131,924.06               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3795038                  .2500                .0000
       297,328.84               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3795041                  .2500                .0000
        32,831.09               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3795042                  .2500                .0000
       227,875.46               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3795043                  .2500                .0000
       108,493.72               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3795044                  .2500                .0000
       214,256.14               .0800               -.2250
             8.0000             .0000               -.2250
             7.7500             .1450               -.2250
             7.5250             .0000               -.2250
             7.5250             .0000

       3795045                  .2500                .0000
       315,808.56               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3795046                  .2500                .0000
       191,889.53               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       3795047                  .2500                .0000
       104,647.13               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3795049                  .2500                .0000
       799,527.68               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3795050                  .2500                .0000
       111,938.82               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3795051                  .2500                .0000
        93,948.65               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3795052                  .2500                .0000
       123,932.26               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3795053                  .2500                .0000
       144,924.83               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3795054                  .2500                .0000
       347,229.12               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3795055                  .2500                .0000
       313,019.80               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       3795057                  .2500                .0000
       191,889.54               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3795058                  .2500                .0000
       116,029.66               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3795060                  .2500                .0000
       347,809.91               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3795061                  .2500                .0000
       213,633.24               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3795062                  .2500                .0000
       269,852.52               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3795063                  .2500                .0000
       542,453.54               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3795064                  .2500                .0000
       109,936.71               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3795065                  .2500                .0000
       222,868.34               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000
1



       3795066                  .2500                .0000
       167,113.31               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3795068                  .2500                .0000
        48,724.72               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3795069                  .2500                .0000
        94,345.68               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3795071                  .2500                .0000
       109,931.63               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3795072                  .2500                .0000
        52,472.79               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3795073                  .2500                .0000
       197,483.34               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3795074                  .2500                .0000
        56,370.76               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3795075                  .2500                .0000
        59,968.89               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3795076                  .2500                .0000
       149,918.07               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3795077                  .2500                .0000
       339,794.02               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3795078                  .2500                .0000
       152,014.73               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3795079                  .2500                .0000
       340,342.84               .0800               -.2250
             8.2500             .0000               -.2250
             8.0000             .1450               -.2250
             7.7750             .0000               -.2250
             7.7750             .0000

       3795080                  .2500                .0000
        58,869.46               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3795083                  .2500                .0000
       303,735.89               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3795085                  .2500                .0000
       320,092.47               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3795086                  .2500                .0000
       289,837.42               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000
1



       3795088                  .2500                .0000
       163,900.65               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3795090                  .2500                .0000
       110,641.08               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3795091                  .2500                .0000
        48,075.06               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3795092                  .2500                .0000
        58,664.44               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3795093                  .2500                .0000
        48,573.45               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3795094                  .2500                .0000
       202,395.02               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3795095                  .2500                .0000
       132,865.22               .0800               -.2250
             8.2500             .0000               -.2250
             8.0000             .1450               -.2250
             7.7750             .0000               -.2250
             7.7750             .0000

       3795096                  .2500                .0000
        48,124.38               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000
1



       3795097                  .2500                .0000
       318,311.96               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3795098                  .2500                .0000
       224,574.03               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3795099                  .2500                .0000
        26,986.37               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3795100                  .2500                .0000
       219,876.66               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3795101                  .2500                .0000
        70,961.22               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3795102                  .2500                .0000
       223,121.55               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3795103                  .2500                .0000
       386,188.94               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3795105                  .2500                .0000
        66,560.68               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000
1



       3795106                  .2500                .0000
        80,958.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3795107                  .2500                .0000
       167,398.53               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3795108                  .2500                .0000
        46,774.44               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3795109                  .2500                .0000
       136,729.08               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3795110                  .2500                .0000
        51,209.91               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3795112                  .2500                .0000
       108,389.20               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3795113                  .2500                .0000
       134,924.32               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3795114                  .2500                .0000
       276,106.79               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3795115                  .2500                .0000
        94,943.91               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3795116                  .2500                .0000
        47,675.27               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3795118                  .2500                .0000
        54,969.17               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3795119                  .2500                .0000
        32,382.76               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3795120                  .2500                .0000
       134,922.33               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3795121                  .2500                .0000
        54,870.01               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3795122                  .2500                .0000
        71,962.67               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3795123                  .2500                .0000
       114,832.16               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000
1



       3795124                  .2500                .0000
        57,569.35               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3795125                  .2500                .0000
       386,565.67               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3795248                  .2500                .0000
       175,000.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3795487                  .2500                .0000
       191,200.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3795775                  .2500                .0000
       220,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3796233                  .2500                .0000
       490,250.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3796234                  .2500                .0000
       135,200.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3796240                  .2500                .0000
        99,200.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3796242                  .2500                .0000
       130,000.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3796244                  .2500                .0000
        51,200.00               .0800               -.2250
            10.0000             .0000               -.2250
             9.7500             .1450               -.2250
             9.5250             .0000               -.2250
             9.5250             .0000

       3796245                  .2500                .0000
        50,400.00               .0800               -.2250
            10.0000             .0000               -.2250
             9.7500             .1450               -.2250
             9.5250             .0000               -.2250
             9.5250             .0000

       3796248                  .2500                .0000
       160,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3796250                  .2500                .0000
       127,600.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3796251                  .2500                .0000
        50,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3796254                  .2500                .0000
        70,850.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3796255                  .2500                .0000
       116,900.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000
1



       3796256                  .2500                .0000
        58,500.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3796257                  .2500                .0000
        68,300.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3796262                  .2500                .0000
       508,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3796266                  .2500                .0000
       208,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3796269                  .2500                .0000
       103,900.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3796274                  .2500                .0000
        97,600.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3796275                  .2500                .0000
        90,400.00               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3796276                  .2500                .0000
        62,400.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000
1



       3796279                  .2500                .0000
       126,400.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3796280                  .2500                .0000
        95,900.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3796283                  .2500                .0000
       315,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3796285                  .2500                .0000
       315,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3796286                  .2500                .0000
       318,750.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3796287                  .2500                .0000
       300,000.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3796861                  .2500                .0000
       121,540.19               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3796866                  .2500                .0000
        66,300.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3797253                  .2500                .0000
       123,501.12               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3797487                  .2500                .0000
       100,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3797536                  .2500                .0000
        70,000.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3798331                  .2500                .0000
       112,600.00               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3798689                  .2500                .0000
        53,140.12               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3798821                  .2500                .0000
       180,000.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3798965                  .2500                .0000
        82,500.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3799142                  .2500                .0000
        54,533.99               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       3799143                  .2500                .0000
       134,863.10               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3799144                  .2500                .0000
       214,708.09               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3799145                  .2500                .0000
        81,850.37               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3799146                  .2500                .0000
        70,130.67               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3799147                  .2500                .0000
        67,416.63               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3799148                  .2500                .0000
       101,544.50               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3799149                  .2500                .0000
       299,844.47               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3799150                  .2500                .0000
        76,155.01               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000
1



       3799151                  .2500                .0000
       137,428.72               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3799152                  .2500                .0000
        80,451.23               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3799153                  .2500                .0000
       161,500.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3799198                  .2500                .0000
        99,372.38               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3799364                  .2500                .0000
       140,496.15               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3799369                  .2500                .0000
        99,109.49               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3799371                  .2500                .0000
        94,850.80               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3799372                  .2500                .0000
        63,363.52               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       3799373                  .2500                .0000
        61,618.38               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3799376                  .2500                .0000
       136,502.18               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3799378                  .2500                .0000
        99,943.94               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3799380                  .2500                .0000
        77,918.81               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3799382                  .2500                .0000
       429,097.95               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3799383                  .2500                .0000
        83,152.13               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3799385                  .2500                .0000
        61,933.76               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3799452                  .2500                .0000
       253,391.70               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000
1



       3799487                  .2500                .0000
       129,000.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3799516                  .2500                .0000
       163,515.20               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3799591                  .2500                .0000
       140,496.15               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3799674                  .2500                .0000
       148,026.31               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3799756                  .2500                .0000
       143,785.79               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3800329                  .2500                .0000
       156,113.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3800816                  .2500                .0000
       110,000.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3800818                  .2500                .0000
        39,000.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000
1



       3800822                  .2500                .0000
       146,700.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3800824                  .2500                .0000
        44,000.00               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3800827                  .2500                .0000
        44,800.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3800828                  .2500                .0000
       179,000.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3800831                  .2500                .0000
        45,000.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3800834                  .2500                .0000
        50,400.00               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3800836                  .2500                .0000
       189,000.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3800837                  .2500                .0000
        58,400.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000
1



       3800839                  .2500                .0000
       295,900.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3800840                  .2500                .0000
       109,250.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3800841                  .2500                .0000
       104,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3800844                  .2500                .0000
       185,600.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3800847                  .2500                .0000
       345,600.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3800851                  .2500                .0000
        50,400.00               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3800854                  .2500                .0000
        78,750.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3800856                  .2500                .0000
       157,000.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000
1



       3800857                  .2500                .0000
       400,000.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3800864                  .2500                .0000
        70,100.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3800865                  .2500                .0000
        81,350.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3800867                  .2500                .0000
       180,000.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3801701                  .2500                .0000
        40,439.75               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3801721                  .2500                .0000
        91,200.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3801752                  .2500                .0000
       111,889.38               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3801783                  .2500                .0000
        81,717.46               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000
1



       3802922                  .2500                .0000
       144,750.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3803102                  .2500                .0000
       110,349.84               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3803439                  .2500                .0000
       137,175.03               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3803580                  .2500                .0000
       172,000.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3804005                  .2500                .0000
        84,553.78               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3804189                  .2500                .0000
       359,836.44               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3804529                  .2500                .0000
       123,922.93               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3805637                  .2500                .0000
        66,500.00               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000
1



       3805643                  .2500                .0000
       127,500.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3805645                  .2500                .0000
       105,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3805646                  .2500                .0000
        38,300.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3805647                  .2500                .0000
        76,500.00               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3805650                  .2500                .0000
       216,000.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3805652                  .2500                .0000
        30,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3805655                  .2500                .0000
        88,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3805729                  .2500                .0000
       294,854.89               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000
1



       3805743                  .2500                .0000
        61,965.24               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3805827                  .2500                .0000
        71,710.81               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3805866                  .2500                .0000
       228,821.65               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3805879                  .2500                .0000
       346,305.75               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3805896                  .2500                .0000
       238,366.29               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3805921                  .2500                .0000
        67,961.88               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3805927                  .2500                .0000
       114,906.23               .0800               -.2250
            10.1250             .0000               -.2250
             9.8750             .1450               -.2250
             9.6500             .0000               -.2250
             9.6500             .0000

       3806199                  .2500                .0000
       161,000.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000
1



       3806201                  .2500                .0000
       192,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3806848                  .2500                .0000
       137,900.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3806856                  .2500                .0000
       399,751.38               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3806952                  .2500                .0000
       140,564.64               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3807036                  .2500                .0000
        58,446.62               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3807171                  .2500                .0000
        54,966.67               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3807919                  .2500                .0000
       134,851.95               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3808002                  .2500                .0000
       145,716.11               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       3808022                  .2500                .0000
       104,989.51               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3808120                  .2500                .0000
       130,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3808127                  .2500                .0000
       152,760.18               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3808278                  .2500                .0000
       147,908.01               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3808284                  .2500                .0000
       650,000.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3808346                  .2500                .0000
        28,573.90               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3808412                  .2500                .0000
       331,813.87               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3808593                  .2500                .0000
       172,405.77               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000
1



       3809688                  .2500                .0000
        74,249.30               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3809697                  .2500                .0000
       201,585.90               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3809721                  .2500                .0000
        90,200.70               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3809737                  .2500                .0000
       140,564.64               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3809745                  .2500                .0000
       151,200.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3809761                  .2500                .0000
        54,689.94               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3809786                  .2500                .0000
       109,938.33               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3809829                  .2500                .0000
       175,000.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000
1



       3809897                  .2500                .0000
        70,000.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3809917                  .2500                .0000
       180,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3809922                  .2500                .0000
       175,000.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3809929                  .2500                .0000
       308,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3809933                  .2500                .0000
       172,500.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3809934                  .2500                .0000
        64,500.00               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3809937                  .2500                .0000
       136,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3809946                  .2500                .0000
        97,600.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000
1



       3809947                  .2500                .0000
       170,800.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3809948                  .2500                .0000
       141,350.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3809949                  .2500                .0000
       185,500.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3809952                  .2500                .0000
        33,300.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3809953                  .2500                .0000
       105,600.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3810000                  .2500                .0000
        84,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3810076                  .2500                .0000
       105,141.02               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3810152                  .2500                .0000
        78,256.10               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000
1



       3810508                  .2500                .0000
       296,320.38               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3811407                  .2500                .0000
       309,812.19               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3812283                  .2500                .0000
       199,904.19               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3812353                  .2500                .0000
       386,000.00               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3812384                  .2500                .0000
       180,000.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3812833                  .2500                .0000
       306,245.26               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3813027                  .2500                .0000
       195,293.26               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3814205                  .2500                .0000
       333,600.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       3814206                  .2500                .0000
        28,800.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3814210                  .2500                .0000
        52,800.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3814213                  .2500                .0000
       277,600.00               .0800               -.2250
            10.0000             .0000               -.2250
             9.7500             .1450               -.2250
             9.5250             .0000               -.2250
             9.5250             .0000

       3814215                  .2500                .0000
       123,200.00               .0800               -.2250
            10.0000             .0000               -.2250
             9.7500             .1450               -.2250
             9.5250             .0000               -.2250
             9.5250             .0000

       3814216                  .2500                .0000
       174,400.00               .0800               -.2250
            10.0000             .0000               -.2250
             9.7500             .1450               -.2250
             9.5250             .0000               -.2250
             9.5250             .0000

       3814219                  .2500                .0000
       296,400.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3814226                  .2500                .0000
       119,750.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3814229                  .2500                .0000
        70,000.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000
1



       3814251                  .2500                .0000
        86,358.60               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3814292                  .2500                .0000
       147,923.27               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3814317                  .2500                .0000
       128,000.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3814438                  .2500                .0000
       110,000.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3814503                  .2500                .0000
       120,289.74               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000

       3814563                  .2500                .0000
        38,361.05               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3814618                  .2500                .0000
        74,917.75               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3814669                  .2500                .0000
       187,412.52               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000
1



       3814677                  .2500                .0000
       164,324.25               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3814714                  .2500                .0000
        87,850.71               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3814767                  .2500                .0000
       102,850.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3814836                  .2500                .0000
        86,200.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3814884                  .2500                .0000
        93,656.28               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3814950                  .2500                .0000
       202,386.47               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3815244                  .2500                .0000
        61,962.44               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3815245                  .2500                .0000
       499,697.10               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000
1



       3815303                  .2500                .0000
       308,622.33               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3815438                  .2500                .0000
       203,826.45               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3815500                  .2500                .0000
       359,813.36               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3817069                  .2500                .0000
       106,400.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3817421                  .2500                .0000
        76,000.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3818544                  .2500                .0000
       101,950.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3818547                  .2500                .0000
        45,000.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3818548                  .2500                .0000
       121,500.00               .0800               -.2250
             8.3750             .0000               -.2250
             8.1250             .1450               -.2250
             7.9000             .0000               -.2250
             7.9000             .0000
1



       3818552                  .2500                .0000
       274,500.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3818553                  .2500                .0000
        97,850.00               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3818557                  .2500                .0000
       200,000.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3818559                  .2500                .0000
       113,600.00               .0800               -.2250
             8.1250             .0000               -.2250
             7.8750             .1450               -.2250
             7.6500             .0000               -.2250
             7.6500             .0000

       3818560                  .2500                .0000
        73,250.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3818561                  .2500                .0000
       167,400.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3818569                  .2500                .0000
        63,000.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3818570                  .2500                .0000
       130,900.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000
1



       3818571                  .2500                .0000
        36,850.00               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3818572                  .2500                .0000
        77,450.00               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3818573                  .2500                .0000
       177,600.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3818574                  .2500                .0000
        88,200.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3818579                  .2500                .0000
       204,300.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3818581                  .2500                .0000
       114,300.00               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3818582                  .2500                .0000
       364,150.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3818649                  .2500                .0000
       210,000.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000
1



       3818675                  .2500                .0000
       130,000.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3819036                  .2500                .0000
       208,000.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3819037                  .2500                .0000
        63,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3819039                  .2500                .0000
       120,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3819045                  .2500                .0000
       229,050.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3819198                  .2500                .0000
        72,900.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3820710                  .2500                .0000
       308,000.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3821388                  .2500                .0000
       125,600.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000
1



       3823145                  .2500                .0000
        68,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3823158                  .2500                .0000
        81,500.00               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3823160                  .2500                .0000
       104,000.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3823165                  .2500                .0000
       221,600.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3823171                  .2500                .0000
       175,950.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3823172                  .2500                .0000
       141,300.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3823179                  .2500                .0000
       202,500.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3823180                  .2500                .0000
       285,600.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       3823182                  .2500                .0000
       160,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3823183                  .2500                .0000
       103,500.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3823188                  .2500                .0000
        54,000.00               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3823764                  .2500                .0000
       549,191.94               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3827546                  .2500                .0000
        55,974.55               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3827550                  .2500                .0000
       109,600.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3827552                  .2500                .0000
        48,000.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3827555                  .2500                .0000
       385,000.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000
1



       3827561                  .2500                .0000
        62,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3827567                  .2500                .0000
        90,000.00               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3827569                  .2500                .0000
        90,250.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3827574                  .2500                .0000
        60,300.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3827577                  .2500                .0000
       411,400.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3827581                  .2500                .0000
        80,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3827582                  .2500                .0000
       120,600.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3828209                  .2500                .0000
        41,600.00               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000
1



       3828221                  .2500                .0000
       136,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3828468                  .2500                .0000
       250,000.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3828696                  .5000                .0000
       330,000.00               .0800               -.2250
             8.2500             .0000               -.2250
             7.7500             .1450               -.2250
             7.5250             .0000               -.2250
             7.5250             .0000

       3830227                  .2500                .0000
       349,587.97               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3831046                  .2500                .0000
        81,900.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3831350                  .2500                .0000
       112,000.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3831353                  .2500                .0000
        96,600.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3831354                  .2500                .0000
       108,000.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000
1



       3831355                  .2500                .0000
       104,100.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3831357                  .2500                .0000
        63,000.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3831358                  .2500                .0000
       123,200.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3831362                  .2500                .0000
       128,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3831372                  .2500                .0000
        75,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3831373                  .2500                .0000
       121,600.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3831386                  .2500                .0000
       117,000.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3831387                  .2500                .0000
        98,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000
1



       3831391                  .2500                .0000
       273,000.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3831392                  .2500                .0000
       500,000.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3831397                  .2500                .0000
       120,000.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3831399                  .2500                .0000
       120,500.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3831407                  .2500                .0000
       100,050.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3831630                  .2500                .0000
        54,718.56               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3832090                  .2500                .0000
        67,000.00               .0800               -.2250
             8.7500             .0000               -.2250
             8.5000             .1450               -.2250
             8.2750             .0000               -.2250
             8.2750             .0000

       3832154                  .2500                .0000
       118,800.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000
1



       3835302                  .2500                .0000
        84,100.00               .0800               -.2250
             9.6250             .0000               -.2250
             9.3750             .1450               -.2250
             9.1500             .0000               -.2250
             9.1500             .0000

       3835303                  .2500                .0000
        83,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3835316                  .2500                .0000
       130,200.00               .0800               -.2250
             9.7500             .0000               -.2250
             9.5000             .1450               -.2250
             9.2750             .0000               -.2250
             9.2750             .0000

       3835321                  .2500                .0000
       108,100.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3835328                  .2500                .0000
        87,550.00               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3835336                  .2500                .0000
       114,000.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000

       3835452                  .2500                .0000
       468,750.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3835580                  .2500                .0000
       150,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000
1



       3835773                  .2500                .0000
       108,400.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3837750                  .2500                .0000
       111,200.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3837753                  .2500                .0000
       129,600.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3837754                  .2500                .0000
       116,000.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3837764                  .2500                .0000
        38,500.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3840206                  .2500                .0000
        57,550.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000

       3840213                  .2500                .0000
        93,750.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3840214                  .2500                .0000
       127,800.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000
1



       3840218                  .2500                .0000
        93,750.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3840226                  .2500                .0000
        93,750.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3840233                  .2500                .0000
       240,000.00               .0800               -.2250
             8.8750             .0000               -.2250
             8.6250             .1450               -.2250
             8.4000             .0000               -.2250
             8.4000             .0000

       3840235                  .2500                .0000
        70,400.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3842070                  .2500                .0000
       112,000.00               .0800               -.2250
             8.6250             .0000               -.2250
             8.3750             .1450               -.2250
             8.1500             .0000               -.2250
             8.1500             .0000

       3843807                  .2500                .0000
        65,000.00               .0800               -.2250
             9.8750             .0000               -.2250
             9.6250             .1450               -.2250
             9.4000             .0000               -.2250
             9.4000             .0000

       3843816                  .2500                .0000
        94,400.00               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3843877                  .2500                .0000
        65,000.00               .0800               -.2250
             9.2500             .0000               -.2250
             9.0000             .1450               -.2250
             8.7750             .0000               -.2250
             8.7750             .0000
1



       3845633                  .2500                .0000
       150,700.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3849921                  .2500                .0000
        41,900.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

       3851149                  .2500                .0000
        99,450.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3851191                  .2500                .0000
       106,000.00               .0800               -.2250
             9.5000             .0000               -.2250
             9.2500             .1450               -.2250
             9.0250             .0000               -.2250
             9.0250             .0000

       3852009                  .2500                .0000
        88,701.67               .0800               -.2250
             9.0000             .0000               -.2250
             8.7500             .1450               -.2250
             8.5250             .0000               -.2250
             8.5250             .0000

       3852214                  .2500                .0000
        91,901.71               .0800               -.2250
             9.1250             .0000               -.2250
             8.8750             .1450               -.2250
             8.6500             .0000               -.2250
             8.6500             .0000

       3854712                  .2500                .0000
       205,550.00               .0800               -.2250
             9.3750             .0000               -.2250
             9.1250             .1450               -.2250
             8.9000             .0000               -.2250
             8.9000             .0000
1



       3859978                  .2500                .0000
        85,500.00               .0800               -.2250
             8.5000             .0000               -.2250
             8.2500             .1450               -.2250
             8.0250             .0000               -.2250
             8.0250             .0000

  TOTAL NUMBER OF LOANS:     1470
  TOTAL BALANCE........:        242,491,340.09


1

  RUN ON     : 10/20/00            RFC DISCLOSURE SYSTEM      RFFSDARM-01
  AT         : 12.27.06            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RALI 2000-QS12        ARM SUMMARY REPORT       CUTOFF : 10/01/00
  POOL       : 0004463
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES    FROM        TO
  ---------------------------------------------------------------------------
  CURR NOTE RATE                       8.9873            8.0000     10.1250
  RFC NET RATE                         8.7362            7.7500      9.8750
  NET MTG RATE(INVSTR RATE)            8.5112            7.5250      9.6500
  POST STRIP RATE                      8.5112            7.5250      9.6500
  SUB SERV FEE                          .2511             .2500       .5000
  MSTR SERV FEE                         .0800             .0800       .0800
  ALL EXP                               .0000             .0000       .0000
  MISC EXP                              .1450             .1450       .1450
  SPREAD                                .0000             .0000       .0000
  STRIP                                 .0000             .0000       .0000
  RFC NET CEILING(MX RFC NET RT)        .0000             .0000       .0000
  MAX NET MTG RT(MAX INV RT)           -.2250            -.2250      -.2250
  MAX POST STRIP RATE                  -.2250            -.2250      -.2250
  INV RATE MARGIN                      -.2250            -.2250      -.2250
  POST STRIP MARGIN                    -.2250            -.2250      -.2250







  TOTAL NUMBER OF LOANS:  1470
  TOTAL BALANCE........:   242,491,340.09


                             ***************************
                             *      END OF REPORT      *
                             ***************************
1

  RUN ON     : 10/20/00           RFC DISCLOSURE SYSTEM       RFFSD175-01
  AT         : 12.27.06        NONFIXED RATE LOAN LISTING     AMORTIZED BALANCE
  SERIES     : RALI 2000-QS12                                 CUTOFF : 10/01/00
  POOL       : 0004463
             :
             :
  POOL STATUS: F

  RFC LOAN #                      ORIG RATE       ORIGINAL BAL    MAX NEG AM
  MORTGAGOR NAME                  CURR RATE       PRINCIPAL BAL   LN FEATURE
  ADDRESS                         CURR NET        ORIGINAL P+I    # OF UNITS
  ADDRESS LINE 2                  NOTE CEILING    CURRENT P+I     LTV
  CITY           STATE  ZIP       NET CEILING     NOTE DATE       VALUE
  SERVICER LOAN #                 NOTE FLOOR      1ST PMT DT      MI CO CODE
  SELLER LOAN #                   NET FLOOR       MATURITY DT     MI CVG
  INVSTR LOAN #                   GROSS MARGIN    1ST INTCHGDT    NXT INTCHGDT
  S/S CODE                        NET MARGIN      1ST PMTCHGDT    NXT PMTCHGDT
  INT CHG PRIOR DAYS              1ST YR FLR      PMT CAP INCR    PMT CAP DECR
  PMT TYPE                        1ST YR CEIL     INT FREQ MOS    PMT FREQ MOS
  ORIG TERM                       ADJ INDEX       PERIOD INCR     PERIOD DECR
  NOTE LF INCR                    RND NOTE TYPE   RND NOTE METH   RND NOTE FCTR
  NET LF INCR                     RND NET TYPE    RND NET METH    RND NET FCTR
  NOTE LF DECR                    LOAN PURP       CNVRT CODE      FROM WINDOW
  NET LF DECR                     PROP TYPE       CNVT INDEX      TO WINDOW
                                  OCCP CODE       CNVT MARGIN
  ______________________________________________________________________________


    1764366                           8.6250        241,600.00        100
    PATTERSON           MICHAEL       8.6250        239,039.15         ZZ
    18554 OLD TRAIL DRIVE EAST        8.3750          1,890.67         1
                                       .0000          1,890.67         80
    JUPITER         FL    33478        .0000       07/20/99        303,283.00
    0431399500                         .0000       08/01/99            00
    1502318                            .0000       09/01/28            0
    0                                  .0000       00/00/00        00/00/00
    E53/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      350                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1951764                           8.7500         74,900.00        100
    GREEN               ALICE         8.7500         74,361.64         ZZ
    823 N PARKSIDE                    8.5000            589.24         1
                                       .0000            589.24         69
    CHICAGO         IL    60651        .0000       10/20/99        110,000.00
    0431746775                         .0000       11/26/99            00
    1002436                            .0000       10/26/14            0
    0                                  .0000       00/00/00        00/00/00
1


    R62/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      180                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1977387                           8.9500        160,000.00        100
    GAWRON              CASMIR        8.9500        159,274.74         ZZ
    6643 ARDSLEY COURT                8.7000          1,281.65         2
                                       .0000          1,281.65         85
    CANTON          MI    48187        .0000       01/25/00        190,000.00
    0431934421                         .0000       03/01/00            23
    3611024                            .0000       02/01/15            0
    0                                  .0000       00/00/00        00/00/00
    H90/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      180                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1986127                           8.5000        140,250.00        100
    RAUGHLEY            ROBERT        8.5000        138,624.83         ZZ
    8313 EAST LANDIS AVENUE           8.2500          1,078.41         1
                                       .0000          1,078.41         75
    SEA ISLE CITY   NJ    08243        .0000       03/17/99        187,000.00
    1015266                            .0000       05/01/99            11
    1015266                            .0000       04/01/29           25
    0                                  .0000       00/00/00        00/00/00
    025/025                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1987003                           9.0000        225,000.00        100
    CARROLL             JAMES         9.0000        224,502.84         ZZ
    150 NEWGATE ROAD                  8.7500          1,810.40         1
                                       .0000          1,810.40         75
    ALABASTER       AL    35007        .0000       05/17/00        300,000.00
1


    0432274991                         .0000       07/01/00            00
    0019358043                         .0000       06/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1987011                           8.6250        309,997.00        100
    PHEE JR             ROBERT        8.6250        309,443.99         ZZ
    24 CALLE DOMINGO                  8.3750          2,411.12         1
                                       .0000          2,411.12         80
    SAN CLEMENTE    CA    92673        .0000       06/21/00        387,497.00
    0432118859                         .0000       08/01/00            00
    00030070                           .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    J49/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1987740                           9.8750         45,600.00        100
    KRATZER             WARREN        9.8750         45,600.00         ZZ
    RR 1 BOX 119                      9.6250            395.97         1
                                       .0000            395.97         80
    WOLVERTON       MN    56594        .0000       09/08/00         57,000.00
    0432276251                         .0000       11/01/00            00
    ZZZ                                .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    962/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1988024                           9.7500         26,000.00        100
    LEWIS               LESLIE        9.7500         26,000.00         ZZ
1


    115 LINCOLN                       9.5000            223.38         1
                                       .0000            223.38         65
    CENTER          ND    58530        .0000       09/15/00         40,000.00
    0432319267                         .0000       11/01/00            00
    1988024                            .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    962/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1989823                           9.8750         67,950.00        100
    TENISON             DAVID         9.8750         67,856.63         ZZ
    1545 1547 E 66TH COURT            9.6250            590.04         2
                                       .0000            590.04         90
    TULSA           OK    74137        .0000       06/06/00         75,500.00
    0432105583                         .0000       08/01/00            10
    80009210                           .0000       07/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E84/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1989966                           8.6250         70,000.00        100
    COYNE JR            JAMES         8.6250         69,917.06         ZZ
    101 NORWOOD AVENUE                8.3750            544.45         1
                                       .0000            544.45         61
    WESTMONT        NJ    08108        .0000       07/13/00        115,000.00
    0432279271                         .0000       09/01/00            00
    00237415                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    H37/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1990309                           8.7500        206,000.00        100
    MCGAFFEE            PERRY         8.7500        206,000.00         ZZ
    1612 SCENIC DRIVE                 8.5000          1,620.60         1
                                       .0000          1,620.60         73
    MODESTO         CA    95355        .0000       09/07/00        285,000.00
    0432294494                         .0000       11/01/00            00
    00526031                           .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    893/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1990450                           9.0000        280,000.00        100
    HAZEMI              SANDRA        9.0000        279,692.97         ZZ
    650 WEST PLEASANT LANE            8.7500          2,252.94         1
                                       .0000          2,252.94         68
    LOMBARD         IL    60148        .0000       07/24/00        412,000.00
    0432237139                         .0000       09/01/00            00
    40860                              .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S68/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1990775                           9.7500         59,280.00        100
    OLUMBA              RITA          9.7500         59,174.52         ZZ
    2441 E 93RD STREET                9.5000            509.31         1
                                       .0000            509.31         95
    CHICAGO         IL    60617        .0000       06/27/00         62,400.00
    0432121978                         .0000       08/01/00            01
    OLUMBA                             .0000       07/01/15           25
    0                                  .0000       00/00/00        00/00/00
    N34/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      180                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1990821                          10.1250         50,850.00        100
    GARCIA              WILFREDO     10.1250         50,828.10         ZZ
    276 HAMILTON AVENUE               9.8750            450.95         3
                                       .0000            450.95         90
    TRENTON         NJ    08609        .0000       08/30/00         56,500.00
    0432247997                         .0000       10/01/00            11
    1478                               .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    Q49/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    1990933                           9.0000         75,000.00        100
    PLOURDE             ROGER         9.0000         74,750.73         ZZ
    130 SHORE ROAD                    8.7500            603.47         1
                                       .0000            603.47         67
    SOMERS POINT    NJ    08244        .0000       07/25/00        112,000.00
    0432201341                         .0000       09/01/00            00
    00238128                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    H37/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1991315                           8.8750        182,000.00        100
    SAVIO JR            DONALD        8.8750        181,897.97         ZZ
    358 ELMWOOD AVENUE                8.6250          1,448.07         1
                                       .0000          1,448.07         73
    HOLDEN          MA    01520        .0000       08/11/00        249,900.00
    0432201101                         .0000       10/01/00            00
    SAVIO                              .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    A19/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1992511                           8.7500        261,000.00        100
    LEVINE              ROBERT        8.7500        260,484.97         ZZ
    107 SYLVIA WAY                    8.5000          2,053.29         1
                                       .0000          2,053.29         77
    SAN RAFAEL      CA    94903        .0000       07/11/00        340,000.00
    0432167492                         .0000       09/01/00            00
    LEVINE                             .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    P45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1992779                           8.5000        460,800.00        100
    ANDOLSHEK           CINDRA        8.5000        459,956.57         ZZ
    527 RIVER STREET                  8.0000          3,543.16         1
                                       .0000          3,543.16         75
    MINNEAPOLIS     MN    55401        .0000       06/30/00        614,404.00
    0432160133                         .0000       08/01/00            00
    0018711770                         .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1992828                           9.3750        363,000.00        100
    MCCOLLISTER JR      PORTER        9.3750        362,816.68         T
    21 SAVANNAH STREET                9.1250          3,019.26         1
                                       .0000          3,019.26         50
    SANTA ROSA BEA  FL    32459        .0000       08/04/00        730,000.00
    0432268886                         .0000       10/01/00            00
    5500525                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    738/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1992899                           8.2500        320,000.00        100
    NGUYEN              LE            8.2500        319,590.50         ZZ
    5011 OCEANAIRE STREET             8.0000          2,404.05         1
                                       .0000          2,404.05         73
    OXNARD          CA    93035        .0000       07/10/00        440,000.00
    0432166619                         .0000       09/01/00            00
    0001241434                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    665/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1992974                           8.5000        109,000.00        100
    WILLIAMS            CATHY         8.5000        108,933.96         ZZ
    36720 HOPEWELL ROAD               8.2500            838.12         1
                                       .0000            838.12         72
    SQUAW VALLEY    CA    93675        .0000       08/07/00        152,000.00
    0432279123                         .0000       10/01/00            00
    1375624                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1993070                          10.0000         56,400.00        100
    TONELLI             ANA          10.0000         56,298.94         T
    650 PENNSYLVANIA AVENUE APT 2     9.7500            494.95         1
                                       .0000            494.95         80
    MIAMI BEACH     FL    33139        .0000       05/18/00         70,500.00
1


    09732115                           .0000       07/01/00            00
    09732115                           .0000       06/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1993109                          10.1250        103,500.00        100
    MORIN JR            RICHARD      10.1250        103,319.42         ZZ
    11-11 3/4 GRANITE STREET          9.8750            917.86         3
                                       .0000            917.86         90
    NASHUA          NH    03060        .0000       05/31/00        115,000.00
    09729978                           .0000       07/01/00            14
    09729978                           .0000       06/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1993259                           9.3750         58,400.00        100
    STOCKMAN            DANIEL        9.3750         58,280.65         ZZ
    42 NORTH 12TH STREET              9.1250            485.74         3
                                       .0000            485.74         90
    ALLENTOWN       PA    18102        .0000       05/15/00         64,890.00
    09726752                           .0000       07/01/00            04
    09726752                           .0000       06/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1993445                           9.1250        122,500.00        100
    HARTY               THOMAS        9.1250        122,434.80         ZZ
1


    1806 EAST MEDICINE LAKE BOUL      8.8750            996.71         1
                                       .0000            996.71         70
    PLYMOUTH        MN    55441        .0000       08/02/00        175,000.00
    0432272623                         .0000       10/01/00            00
    124161                             .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    L42/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1993771                           8.6250        280,000.00        100
    ANDREASEN           KAREN         8.6250        279,668.19         ZZ
    2 LOMBA VISTA                     8.3750          2,177.81         1
                                       .0000          2,177.81         80
    NOVATO          CA    94947        .0000       07/13/00        350,000.00
    0432166866                         .0000       09/01/00            00
    81309                              .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1993880                           9.0000        111,600.00        100
    BEACH               BERT          9.0000        111,415.74         ZZ
    1051 MIMOSA AVENUE                8.7500            897.96         1
                                       .0000            897.96         73
    ALAMOGORDO      NM    88311        .0000       06/28/00        154,000.00
    0432169746                         .0000       08/01/00            00
    82841                              .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    1994163                           9.0000        506,250.00        100
    SHIELDS             TIMOTHY       9.0000        505,973.48         ZZ
    168 WEST 3300 NORTH               8.7500          4,073.40         1
                                       .0000          4,073.40         75
    PROVO           UT    84604        .0000       08/09/00        675,000.00
    0432254480                         .0000       10/01/00            00
    W0008052                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    L16/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1994186                           8.8750        336,000.00        100
    WALDES              MILO          8.8750        335,811.63         ZZ
    24 BRAMBLE BROOK ROAD             8.6250          2,673.37         1
                                       .0000          2,673.37         80
    ARDSLEY         NY    10502        .0000       08/28/00        420,000.00
    0432276228                         .0000       10/01/00            00
    0210106548                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    A21/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1994231                           9.0000        120,000.00        100
    SNOW                JOHN          9.0000        119,934.45         ZZ
    13745 WOOLSEY ROAD                8.7500            965.55         1
                                       .0000            965.55         90
    HAMPTON         GA    30228        .0000       08/02/00        133,500.00
    0432182681                         .0000       10/01/00            04
    7300216420                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    P80/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1994255                           9.3750        111,900.00        100
    HOOK                PENELOPE      9.3750        111,900.00         ZZ
    2701 N. 4251 ST RD                9.1250            930.73         1
                                       .0000            930.73         80
    SHERIDAN        IL    60551        .0000       09/15/00        139,900.00
    0432286052                         .0000       11/01/00            00
    1006507                            .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    G32/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1994478                           8.8750        356,000.00        100
    TO                  TOMMY         8.8750        355,800.42         ZZ
    3140 EVERDALE DRIVE               8.6250          2,832.50         1
                                       .0000          2,832.50         80
    SAN JOSE        CA    95148        .0000       08/08/00        445,000.00
    0432284214                         .0000       10/01/00            00
    0021468194                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1994703                           8.5000        112,500.00        100
    HALLAS              HELEN         8.5000        112,431.85         ZZ
    103 WEST BROAD STREET             8.2500            865.03         3
                                       .0000            865.03         77
    PAWCATUCK       CT    06379        .0000       08/28/00        147,000.00
    0432296135                         .0000       10/01/00            00
    050482                             .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    931/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1994878                           8.3750        195,500.00        100
    CHESTER             GARLAND       8.3750        195,378.49         ZZ
    8950 ATASCADERO AVENUE            8.1250          1,485.94         1
                                       .0000          1,485.94         85
    ATASCADERO      CA    93422        .0000       07/31/00        230,000.00
    0432186385                         .0000       10/01/00            01
    82911                              .0000       09/01/30           12
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1994947                           9.1250         53,250.00        100
    REDDAN              DARLENE       9.1250         53,193.11         ZZ
    74 PEENPACK TERRACE               8.8750            433.26         1
                                       .0000            433.26         75
    HUGUENOT        NY    12746        .0000       08/03/00         71,000.00
    0432185999                         .0000       09/03/00            00
    800491516                          .0000       08/03/30            0
    0                                  .0000       00/00/00        00/00/00
    183/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1994980                           8.7500        156,000.00        100
    GOULETTE            ANGELA        8.7500        155,910.24         ZZ
    8 ARROWHEAD                       8.5000          1,227.26         1
                                       .0000          1,227.26         80
    BRUNSWICK       ME    04011        .0000       08/31/00        195,200.00
    0432268860                         .0000       10/01/00            00
    1894004                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    227/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1994987                           8.7500        184,000.00        100
    LEACH               CYNTHIA       8.7500        183,787.50         ZZ
    123 RAVENNA WAY                   8.5000          1,447.53         1
                                       .0000          1,447.53         65
    CARY            NC    27513        .0000       07/21/00        285,000.00
    0432183325                         .0000       09/01/00            00
    LEACH                              .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    H47/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1995135                           8.6250        172,000.00        100
    MANN                JOHN          8.6250        171,796.17         ZZ
    13740 MAGNOLIA WAY                8.3750          1,337.80         1
                                       .0000          1,337.80         64
    HELOTES         TX    78023        .0000       07/31/00        272,000.00
    0432186559                         .0000       09/01/00            00
    7362510245                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E47/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1995145                           8.6250        219,000.00        100
    TOZER               JACKIE        8.6250        218,740.47         ZZ
    3170 FLORA STREET                 8.3750          1,703.36         1
                                       .0000          1,703.36         69
    SAN LUIS OBISP  CA    93401        .0000       07/28/00        319,000.00
1


    0432189314                         .0000       09/01/00            00
    72014600303                        .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1995166                           9.1250        200,000.00        100
    HIRTZER             MARY          9.1250        199,678.25         ZZ
    5120 MARGARET CURTIS DRIVE        8.8750          1,627.27         1
                                       .0000          1,627.27         73
    MIDLOTHIAN      IL    60445        .0000       06/19/00        275,000.00
    0432186534                         .0000       08/01/00            00
    139001                             .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    M66/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1995176                           9.5000         71,500.00        100
    SELTZER             BURTON        9.5000         71,500.00         T
    WINHALL ACRES #E1                 9.2500            601.22         1
                                       .0000            601.22         65
    WINHILL         VT    05340        .0000       09/08/00        110,000.00
    0432259356                         .0000       11/01/00            00
    00M0196                            .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    N66/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1995584                           9.2500        129,600.00        100
    HOWARD              JUDY          9.2500        129,532.81         ZZ
1


    232 BURLINGTON DRIVE              9.0000          1,066.19         1
                                       .0000          1,066.19         90
    UKIAH           CA    95482        .0000       08/02/00        144,000.00
    0432197374                         .0000       10/01/00            01
    00070792                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    944/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1995655                           9.1250         57,050.00        100
    MISCHLICH           BRANDY        9.1250         56,932.84         ZZ
    343 JUNIPER COURT                 8.8750            464.18         1
                                       .0000            464.18         95
    EGG HARBOR      NJ    08234        .0000       06/30/00         60,100.00
    0432198380                         .0000       08/01/00            11
    321745001                          .0000       07/01/30           30
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1995660                           9.3750        292,500.00        100
    SOUSA               CHRISTOPH     9.3750        292,352.29         ZZ
    41 LIVINGSTON STREET              9.1250          2,432.87         1
                                       .0000          2,432.87         90
    VALHALLA        NY    10595        .0000       08/30/00        325,000.00
    0432274074                         .0000       10/01/00            04
    6117113                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    742/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1995827                           8.8750        148,800.00        100
    BAXTER              DEBBIE        8.8750        148,716.58         ZZ
    9647 TRUCKEE MEADOWS PLACE        8.6250          1,183.92         1
                                       .0000          1,183.92         75
    RENO            NV    89511        .0000       08/03/00        198,500.00
    0432261667                         .0000       10/01/00            00
    52490                              .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    948/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1995845                           9.7500        234,350.00        100
    NOBREGAS            LEANN         9.7500        234,130.44         ZZ
    215 SUNBURY DRIVE                 9.5000          2,013.43         1
                                       .0000          2,013.43         90
    SAINT CHARLES   IL    60175        .0000       07/28/00        260,405.00
    0432213577                         .0000       09/01/00            11
    0003600905                         .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1996122                           8.6250        112,600.00        100
    HERNDON             GARY          8.6250        112,533.52         ZZ
    21219 N 91ST DRIVE                8.3750            875.79         1
                                       .0000            875.79         90
    PEORIA          AZ    85382        .0000       08/07/00        125,120.00
    0432308336                         .0000       10/01/00            01
    81555                              .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1996276                           9.8750         71,400.00        100
    SHAW                BERNARD       9.8750         71,367.56         T
    1414 WOODVIEW TERRACE             9.6250            620.00         1
                                       .0000            620.00         70
    LAKE ARIEL      PA    18436        .0000       08/03/00        102,000.00
    0432209450                         .0000       10/01/00            00
    SHAW                               .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    P63/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1996342                           8.6250        180,000.00        100
    REED                F             8.6250        179,501.21         ZZ
    3923 COTTAGE LANE                 8.3750          1,400.02         1
                                       .0000          1,400.02         55
    MINNETONKA      MN    55305        .0000       06/30/00        330,000.00
    09742044                           .0000       08/01/00            00
    09742044                           .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1996360                           8.7500        164,500.00        100
    OCHS                BARBARA       8.7500        164,214.00         ZZ
    4525-4529 SE 61ST AVENUE          8.5000          1,294.12         1
                                       .0000          1,294.12         70
    PORTLAND        OR    97206        .0000       06/28/00        235,000.00
    09712113                           .0000       08/01/00            00
    09712113                           .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1996434                           8.7500        392,500.00        100
    HEMINGWAY           LYLE          8.7500        391,662.07         ZZ
    6606 SOUTH MADELIA STREET         8.5000          3,087.80         1
                                       .0000          3,087.80         79
    SPOKANE         WA    99223        .0000       06/28/00        500,000.00
    09737901                           .0000       08/01/00            00
    09737901                           .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1996459                           8.5000         92,900.00        100
    CICHOSKI            JANICE        8.5000         92,843.71         ZZ
    957 YORK AVENUE                   8.2500            714.33         1
                                       .0000            714.33         59
    ELK RIVER       MN    55330        .0000       08/24/00        159,900.00
    0432268647                         .0000       10/01/00            00
    123852                             .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    L42/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1996461                           8.8750         84,550.00        100
    CLARK               DOUGLAS       8.8750         84,454.85         ZZ
    1618 21ST PLACE S.E.              8.6250            672.72         4
                                       .0000            672.72         85
    DISTRICT OF CO  DC    20020        .0000       07/12/00         99,500.00
    09743140                           .0000       09/01/00            11
    09743140                           .0000       08/01/30           12
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1996512                           9.2500         49,600.00        100
    HEITMAN             EDWARD        9.2500         49,574.28         ZZ
    305 LINDSAY AVENUE                9.0000            408.05         1
                                       .0000            408.05         80
    CRYSTAL CITY    MO    63019        .0000       08/30/00         62,000.00
    0432260099                         .0000       10/01/00            00
    800581442                          .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    U59/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1996547                           9.7500         69,300.00        100
    WOHLGEMUTH          JOSEPH        9.7500         69,235.06         ZZ
    322 RICHARD MINE ROAD             9.5000            595.40         1
                                       .0000            595.40         90
    ROCKAWAY TOWNS  NJ    07885        .0000       07/31/00         77,000.00
    0432214849                         .0000       09/01/00            14
    5000167800                         .0000       08/01/30           30
    0                                  .0000       00/00/00        00/00/00
    Q64/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1996646                           9.7500         64,000.00        100
    CORTES              IRENE         9.7500         63,970.14         ZZ
    1300 ALICIA AVENUE                9.5000            549.86         1
                                       .0000            549.86         80
    TAMPA           FL    33604        .0000       08/23/00         80,000.00
1


    0432242477                         .0000       10/01/00            00
    200008021                          .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    G81/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1996703                           8.6250        110,675.00        100
    GURNEY              JEFF          8.6250        110,543.85         ZZ
    1581 FAIRFAX STREET               8.3750            860.82         1
                                       .0000            860.82         95
    DENVER          CO    80220        .0000       08/01/00        116,500.00
    0432218352                         .0000       09/01/00            14
    1272309                            .0000       08/01/30           30
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    1997059                           9.0000        133,950.00        100
    SAMPLES             MARK          9.0000        133,654.00         ZZ
    4924 NESTLED GROVE DRIVE          8.7500          1,077.80         1
                                       .0000          1,077.80         95
    NORTH LAS VEGA  NV    89031        .0000       06/23/00        141,000.00
    0432299238                         .0000       08/01/00            12
    0007499395                         .0000       07/01/30           30
    0                                  .0000       00/00/00        00/00/00
    593/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1997174                           8.7500        250,000.00        100
    BIDDY               STEVE         8.7500        249,856.16         ZZ
1


    103 BANNERMAN LANE                8.5000          1,966.76         1
                                       .0000          1,966.76         56
    MORRISVILLE     NC    27560        .0000       08/15/00        448,760.00
    0432242014                         .0000       10/01/00            00
    SUN244025895                       .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    H47/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1997278                           8.7500        331,000.00        100
    PERKINS             KENNETH       8.7500        330,809.56         ZZ
    8815 ELM LANE                     8.5000          2,603.98         1
                                       .0000          2,603.98         80
    CHARLOTTE       NC    28226        .0000       08/25/00        414,402.00
    0432261634                         .0000       10/01/00            00
    PERKINS                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    R51/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1997309                           8.8750         99,000.00        100
    CENDEJAS            ALICIA        8.8750         98,944.50         ZZ
    7703 DASHWOOD                     8.6250            787.69         1
                                       .0000            787.69         90
    SAN ANTONIO     TX    78240        .0000       08/29/00        110,000.00
    0432276962                         .0000       10/01/00            11
    1912218                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    227/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000
1




    1997465                           8.5000        230,400.00        100
    IGNACIO             WAYNE         8.5000        230,260.42         ZZ
    4055 RECTOR COMMON                8.2500          1,771.58         1
                                       .0000          1,771.58         80
    FREMONT         CA    94538        .0000       08/15/00        288,000.00
    0432223857                         .0000       10/01/00            00
    02701570                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    811/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1997506                           9.5000        299,000.00        100
    DIMALANTA           JOHN          9.5000        298,852.92         ZZ
    1208 FASCINATION CIRCLE           9.2500          2,514.16         1
                                       .0000          2,514.16         88
    EL SOBRANTE     CA    94803        .0000       08/16/00        340,000.00
    0432230183                         .0000       10/01/00            10
    215210                             .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    F44/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1997607                           8.8750        295,700.00        100
    BRADLEY JR          WILLIAM       8.8750        295,534.23         ZZ
    5350 SELLERS AVENUE               8.6250          2,352.72         1
                                       .0000          2,352.72         75
    OAKLEY          CA    94561        .0000       08/17/00        395,000.00
    0432238988                         .0000       10/01/00            00
    026605301386                       .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    K15/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1997623                           9.5000         59,400.00        100
    SCHULTZ             RONALD        9.5000         59,370.78         ZZ
    626 21ST STREET S                 9.2500            499.47         1
                                       .0000            499.47         90
    FARGO           ND    58103        .0000       09/05/00         66,000.00
    0432273332                         .0000       10/01/00            14
    1997623                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    962/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1997675                           8.5000        222,500.00        100
    BILBREY             NORMAN        8.5000        222,365.21         ZZ
    22807 152ND AVE SE                8.2500          1,710.83         1
                                       .0000          1,710.83         45
    KENT            WA    98042        .0000       07/28/00        500,000.00
    6203711                            .0000       10/01/00            00
    6203711                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    225/225                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1997677                           8.6250        265,000.00        100
    MARQUIS             ALLAN         8.6250        264,685.97         ZZ
    3417 LA COSTA WAY                 8.3750          2,061.14         1
                                       .0000          2,061.14         57
    RALEIGH         NC    27610        .0000       07/20/00        465,000.00
    6504455                            .0000       09/01/00            00
    6504455                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    225/225                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1997709                           9.2500        188,800.00        100
    MEIS                STANLEY       9.2500        188,603.47         ZZ
    6505 NEWLAND STREET               9.0000          1,553.22         1
                                       .0000          1,553.22         90
    ARVADA          CO    80003        .0000       07/25/00        210,000.00
    7200312                            .0000       09/01/00            11
    7200312                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    225/225                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1997715                           8.6250        199,000.00        100
    DAVIS               DEBORAH       8.6250        198,764.18         ZZ
    199 GOVERNORS ROAD                8.3750          1,547.80         1
                                       .0000          1,547.80         43
    PONTE VEDRA BE  FL    32082        .0000       07/31/00        470,000.00
    6503451                            .0000       09/01/00            00
    6503451                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    225/225                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1997720                           8.7500        243,750.00        100
    RASHO               JANET         8.7500        243,326.21         ZZ
    9128 N. LAWLER                    8.5000          1,917.58         3
                                       .0000          1,917.58         75
    SKOKIE          IL    60076        .0000       06/28/00        325,000.00
    7199689                            .0000       08/01/00            00
    7199689                            .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    225/225                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1997739                           8.5000        103,950.00        100
    PIPKIN              FREDERICK     8.5000        103,823.60         ZZ
    4402 BELLVUE AVENUE               8.2500            799.29         1
                                       .0000            799.29         70
    AUSTIN          TX    78756        .0000       07/13/00        148,500.00
    7202134                            .0000       09/01/00            00
    7202134                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    225/225                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1997805                           8.3750        277,000.00        100
    VILLA               CARMEN        8.3750        276,654.46         ZZ
    1295 SYLVIA DRIVE                 8.1250          2,105.40         1
                                       .0000          2,105.40         65
    SAN JOSE        CA    95122        .0000       07/20/00        427,000.00
    0432250660                         .0000       09/01/00            00
    3049499                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1997840                           8.8750        288,000.00        100
    MARCHIOLI           MARC          8.8750        287,838.54         ZZ
    4011 TRAVIS STREET                8.6250          2,291.46         1
                                       .0000          2,291.46         80
    DALLAS          TX    75204        .0000       08/11/00        360,000.00
1


    0432237741                         .0000       10/01/00            00
    3058654                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1997921                           9.5000        280,000.00        100
    SMITH               ROBERT        9.5000        279,723.45         ZZ
    152 LOS OLIVOS AVENUE             9.2500          2,354.40         2
                                       .0000          2,354.40         80
    DALY CITY       CA    94014        .0000       07/26/00        350,000.00
    0432285732                         .0000       09/01/00            00
    0021466800                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1997965                           9.8750         48,000.00        100
    CAGLE               CHRIS         9.8750         47,978.19         ZZ
    111 WEST AVENUE B                 9.6250            416.81         1
                                       .0000            416.81         80
    KILLEEN         TX    76541        .0000       08/04/00         60,000.00
    0432238590                         .0000       10/01/00            00
    0021663430                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1997973                           9.0000        252,700.00        100
    PAULI               RONALD        9.0000        252,422.90         ZZ
1


    3800 CHIPPENDALE                  8.7500          2,033.28         1
                                       .0000          2,033.28         49
    OKEMOS          MI    48864        .0000       07/21/00        520,000.00
    5272652                            .0000       09/01/00            00
    5272652                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    623/623                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1997983                           9.0000        143,100.00        100
    HUSSAIN             MAHMOOD       9.0000        143,021.83         ZZ
    1206 COMMERCE AVENUE              8.7500          1,151.42         1
                                       .0000          1,151.42         80
    UNION           NJ    07083        .0000       08/17/00        178,900.00
    0432239929                         .0000       10/01/00            00
    140201                             .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    M66/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    1998005                           8.6250        275,000.00        100
    FINN KUSLER         ELLA          8.6250        274,837.63         ZZ
    25 BARTLETT ROAD                  8.3750          2,138.93         2
                                       .0000          2,138.93         53
    NANTUCKET       MA    02554        .0000       08/02/00        525,000.00
    0432240919                         .0000       10/01/00            00
    1000224792                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1998013                           9.0000        162,900.00        100
    ANGOLANI            SUSAN         9.0000        162,721.37         ZZ
    104 VAIL ROAD                     8.7500          1,310.73         1
                                       .0000          1,310.73         90
    ALTO            NM    88312        .0000       07/17/00        181,000.00
    0432293140                         .0000       09/01/00            11
    0021646799                         .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1998017                           8.5000        291,900.00        100
    CAO                 ANDREW        8.5000        291,723.16         ZZ
    36 WEST NORMAN AVENUE             8.2500          2,244.46         1
                                       .0000          2,244.46         70
    ARCADIA         CA    91007        .0000       08/21/00        417,000.00
    0432238368                         .0000       10/01/00            00
    2001715                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    975/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1998034                           8.7500        260,600.00        100
    SHAW                LISA          8.7500        260,450.06         ZZ
    79 BUCKTHORN DRIVE                8.5000          2,050.15         1
                                       .0000          2,050.15         75
    LITTLETON       CO    80127        .0000       08/01/00        347,500.00
    0432238855                         .0000       10/01/00            00
    0015008295                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1998195                           9.0000        414,000.00        100
    VEGA                WENDY         9.0000        413,773.86         ZZ
    4416 ST CLAIR AVENUE              8.7500          3,331.14         1
                                       .0000          3,331.14         80
    STUDIO CITY AR  CA    91604        .0000       08/11/00        517,500.00
    0432262822                         .0000       10/01/00            00
    0003461530                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1998307                           9.8750         74,700.00        100
    SCHAFER             DUANE         9.8750         74,666.06         ZZ
    25913 POWERS AVENUE               9.6250            648.66         1
                                       .0000            648.66         90
    DEARBORN HEIGH  MI    48125        .0000       08/25/00         83,000.00
    0432250595                         .0000       10/01/00            14
    SCHAFER                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    T44/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1998350                           9.1250        131,005.00        100
    BROWN               ROGER         9.1250        130,865.03         ZZ
    435 WEST 500 NORTH                8.8750          1,065.90         2
                                       .0000          1,065.90         95
    LEHI            UT    84043        .0000       07/27/00        137,900.00
    0432269090                         .0000       09/01/00            10
    R0006018                           .0000       08/01/30           30
    0                                  .0000       00/00/00        00/00/00
    L16/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1998382                           9.0000        196,000.00        100
    HERLICH             MILTON        9.0000        195,785.06         ZZ
    40 CLAY PITTS RD                  8.7500          1,577.07         1
                                       .0000          1,577.07         80
    GREENLAWN       NY    11740        .0000       08/25/00        245,000.00
    0432244895                         .0000       09/25/00            00
    800574183                          .0000       08/25/30            0
    0                                  .0000       00/00/00        00/00/00
    U59/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1998410                           8.6250        235,000.00        100
    FORD                RICHARD       8.6250        234,861.25         ZZ
    2591 NORTH SHIELDS                8.3750          1,827.81         1
                                       .0000          1,827.81         76
    FORT COLLINS    CO    80524        .0000       08/22/00        310,000.00
    0432255370                         .0000       10/01/00            00
    7332014579                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E47/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1998474                           8.5000        299,050.00        100
    PHILPOTT            RAYMOND       8.5000        298,686.38         ZZ
    6230 E REDMONT DRIVE              8.2500          2,299.44         1
                                       .0000          2,299.44         79
    MESA            AZ    85215        .0000       07/25/00        380,000.00
    0432243376                         .0000       09/01/00            00
    0072384126                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    369/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1998491                           8.8750        225,000.00        100
    CORTEZ              FRANCISCO     8.8750        224,873.86         ZZ
    1852 LANAI AVENUE                 8.6250          1,790.20         1
                                       .0000          1,790.20         73
    SAN JOSE        CA    95122        .0000       08/28/00        310,000.00
    0432261410                         .0000       10/01/00            00
    CORTEZ                             .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    B98/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1998527                           9.0000        187,000.00        100
    ROJAS               LOUIS         9.0000        186,897.86         ZZ
    14436 EAST AMHERST STREET         8.7500          1,504.64         1
                                       .0000          1,504.64         85
    MOORPARK        CA    93021        .0000       08/22/00        220,000.00
    0432261543                         .0000       10/01/00            04
    01250206                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    P45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1998538                           9.6250        283,500.00        100
    FINGER              DAVID         9.6250        283,364.19         ZZ
    3333 NORTH LUCILLE LANE           9.3750          2,409.72         1
                                       .0000          2,409.72         90
    LAFAYETTE       CA    94549        .0000       08/04/00        315,000.00
1


    0432261394                         .0000       10/01/00            10
    3049620                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1998558                           9.5000        380,000.00        100
    DI MAGGIO           VITO          9.5000        379,813.08         ZZ
    1970 PICKERING TRAIL              9.2500          3,195.25         1
                                       .0000          3,195.25         75
    LANCASTER       PA    17601        .0000       08/24/00        507,900.00
    0432272763                         .0000       10/01/00            00
    139364                             .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    M66/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1998599                           8.5000        118,500.00        100
    ESPARZA             CHARLES       8.5000        118,428.21         ZZ
    3535 WEST HARVARD AVENUE          8.2500            911.16         1
                                       .0000            911.16         69
    DENVER          CO    80219        .0000       08/25/00        174,000.00
    0432247591                         .0000       10/01/00            00
    50509646                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E23/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1998638                           8.8750        300,000.00        100
    WILSON              MARCUS        8.8750        299,831.81         ZZ
1


    43 SPRINGBROOK LN                 8.6250          2,386.94         1
                                       .0000          2,386.94         60
    NEWARK          DE    19711        .0000       08/10/00        505,000.00
    0000087843                         .0000       10/01/00            00
    0000087843                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1998724                           9.0000        139,500.00        100
    MAYES MCCOY         TANAKA        9.0000        139,423.80         ZZ
    4558 BENJESTOWN ROAD              8.7500          1,122.45         1
                                       .0000          1,122.45         90
    MEMPHIS         TN    38127        .0000       08/23/00        155,000.00
    0432255511                         .0000       10/01/00            11
    3063891                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1998792                           9.2500        195,000.00        100
    ZAHARIS             PATRA         9.2500        194,898.90         ZZ
    36 BEACON VIEW DRIVE              9.0000          1,604.22         1
                                       .0000          1,604.22         64
    FAIRFIELD       CT    06432        .0000       08/31/00        305,000.00
    0432251296                         .0000       10/06/00            00
    ZAHARIS                            .0000       09/06/30            0
    0                                  .0000       00/00/00        00/00/00
    Q99/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1998812                           8.3750        100,000.00        100
    DE LA VEGA          LUIS          8.3750        100,000.00         ZZ
    1806 MORTON AVENUE                8.1250            760.07         1
                                       .0000            760.07         80
    LOS ANGELES     CA    90026        .0000       08/28/00        125,000.00
    0432272938                         .0000       11/01/00            00
    297091                             .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    B60/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1998822                           9.0000        160,000.00        100
    BARBARINI           DONNA         9.0000        159,912.60         ZZ
    81 MACARTHUR AVENUE               8.7500          1,287.40         2
                                       .0000          1,287.40         74
    BOROUGH OF LOD  NJ    07644        .0000       08/25/00        218,000.00
    0432251387                         .0000       10/01/00            00
    BARBARINI                          .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    F96/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1998848                           9.3750         60,000.00        100
    DELGADO             MARGARITA     9.3750         59,969.70         ZZ
    868 S 11TH ST                     9.1250            499.05         2
                                       .0000            499.05         15
    SAN JOSE        CA    95112        .0000       08/28/00        400,000.00
    0432248995                         .0000       10/01/00            00
    800516226                          .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    U59/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           02             0           00/00/00
                                        N             .0000


    1998949                           9.3750         46,800.00        100
    FULCO               DANIEL        9.3750         46,776.37         ZZ
    1519 WELLS                        9.1250            389.26         3
                                       .0000            389.26         90
    PORT HURON      MI    48060        .0000       08/30/00         52,000.00
    0432269140                         .0000       10/01/00            12
    001000000000014                    .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    A06/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1998952                           8.8750         72,000.00        100
    EDWARDS             SHELLIE       8.8750         71,959.64         ZZ
    721 ATWOOD STREET NE              8.6250            572.86         1
                                       .0000            572.86         80
    GRAND RAPIDS    MI    49503        .0000       08/16/00         90,000.00
    0432253375                         .0000       10/01/00            00
    85463                              .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    L48/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1998982                           8.8750        115,900.00        100
    WILLIAMS            LINDA         8.8750        115,900.00         ZZ
    7081 SOUTH 2200 WEST              8.6250            922.15         1
                                       .0000            922.15         60
    WEST JORDAN     UT    84084        .0000       09/19/00        195,000.00
    0432305100                         .0000       11/01/00            00
    29102001                           .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    Q01/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1998983                           9.5000        137,800.00        100
    PALMER              JILLENE       9.5000        137,732.22         ZZ
    8999 CROW DR                      9.2500          1,158.70         1
                                       .0000          1,158.70         95
    MACEDONIA       OH    44056        .0000       08/28/00        145,100.00
    0432252385                         .0000       10/01/00            04
    000003651                          .0000       09/01/30           35
    0                                  .0000       00/00/00        00/00/00
    R43/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1998986                           9.7500         75,000.00        100
    FRAZIER             STEPHEN       9.7500         74,965.01         ZZ
    39 BLACKINTON DRIVE               9.5000            644.37         1
                                       .0000            644.37         39
    GLOCESTER       RI    02814        .0000       08/25/00        195,000.00
    0432267615                         .0000       10/01/00            00
    61456                              .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    P34/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1998992                           8.5000        306,350.00        100
    HOSSAIN             MOHAMMED      8.5000        306,164.41         ZZ
    34-39 32ND STREET                 8.2500          2,355.57         2
                                       .0000          2,355.57         75
    ASTORIA         NY    11106        .0000       09/01/00        408,520.00
    0432252732                         .0000       10/01/00            00
    0006038                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    H22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999036                           9.0000        279,900.00        100
    CHO                 YOUNG         9.0000        279,747.11         ZZ
    6110 CHALET DRIVE                 8.7500          2,252.14         1
                                       .0000          2,252.14         80
    OAK RIDGE       NC    27310        .0000       08/23/00        349,900.00
    0432285377                         .0000       10/01/00            00
    11940                              .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    A52/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999037                           9.0000         95,250.00        100
    BRADLEY             STEPHANIE     9.0000         95,197.98         ZZ
    2411 BYFIELD DRIVE                8.7500            766.40         1
                                       .0000            766.40         90
    CEDAR PARK      TX    78613        .0000       08/30/00        105,840.00
    0432270023                         .0000       10/01/00            11
    7329010308                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E47/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1999052                           9.0000        164,760.00        100
    UHLAND              IVANA         9.0000        164,670.00         ZZ
    135 SUNRISE AVENUE                8.7500          1,325.70         1
                                       .0000          1,325.70         80
    ATLANTIC CITY   NJ    08401        .0000       08/30/00        205,950.00
1


    0432269249                         .0000       10/01/00            00
    800582534                          .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    U59/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999072                           8.5000        315,000.00        100
    RUBIN                CRAIG        8.5000        314,809.17         ZZ
    7300 SILVERBEECH LANE             8.2500          2,422.08         1
                                       .0000          2,422.08         80
    WEST BLOOMFIEL  MI    48323        .0000       08/30/00        397,000.00
    0432256956                         .0000       10/01/00            00
    021000020009752                    .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    A06/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999087                           9.0000         98,000.00        100
    LUMMUS              RUBY          9.0000         97,946.47         ZZ
    1801 ALPINE DRIVE                 8.7500            788.53         1
                                       .0000            788.53         56
    SHERMAN         TX    75092        .0000       08/31/00        178,000.00
    0432257426                         .0000       10/01/00            00
    10001470                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E76/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999095                           9.0000        400,000.00        100
    MADRID              MERRY         9.0000        399,781.50         ZZ
1


    1255 EAST OXFORD LANE             8.7500          3,218.50         1
                                       .0000          3,218.50         80
    GILBERT         AZ    85296        .0000       08/25/00        500,000.00
    0432273134                         .0000       10/01/00            00
    MADRID                             .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    313/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    1999174                           9.0000        203,600.00        100
    SHAFFER             ALANA         9.0000        203,488.79         ZZ
    2905 MOKOI STREET                 8.7500          1,638.21         1
                                       .0000          1,638.21         49
    LIHUE           HI    96766        .0000       08/15/00        420,000.00
    0432274264                         .0000       10/01/00            00
    717514896                          .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1999180                           8.8750        276,000.00        100
    VASQUEZ             MARITZA       8.8750        275,845.27         ZZ
    2017 LYONS DRIVE                  8.6250          2,195.98         1
                                       .0000          2,195.98         80
    SAN JOSE        CA    95116        .0000       08/04/00        345,000.00
    0432260123                         .0000       10/01/00            00
    1417524234                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1999207                           8.7500        121,500.00        100
    SGRO                FRANK         8.7500        121,430.10         ZZ
    285 REGAL DRIVE                   8.5000            955.84         1
                                       .0000            955.84         90
    LAWRENCEVILLE   GA    30045        .0000       08/31/00        135,000.00
    0432258572                         .0000       10/01/00            04
    418462                             .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    P80/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1999217                           9.0000         80,500.00        100
    RETTIG              RICHARD       9.0000         80,456.03         ZZ
    107 ROUTE 119 WEST                8.7500            647.72         1
                                       .0000            647.72         70
    FITZWILLIAM     NH    03447        .0000       08/30/00        115,000.00
    0432261881                         .0000       10/01/00            00
    FM80072220                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    811/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1999228                           8.8750         78,650.00        100
    MADJIDI             MOHAMMAD      8.8750         78,605.90         ZZ
    11333 NORTH 92ND ST               8.6250            625.78         1
                                       .0000            625.78         75
    SCOTTSDALE      AZ    85260        .0000       08/16/00        104,900.00
    0432259653                         .0000       10/01/00            00
    0016361487                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    1999231                           8.6250        204,000.00        100
    BAKER               DIANE         8.6250        203,879.55         ZZ
    10642 NE 148TH STREET             8.3750          1,586.70         1
                                       .0000          1,586.70         85
    BOTHELL         WA    98011        .0000       08/07/00        240,000.00
    0432280675                         .0000       10/01/00            11
    0021076195                         .0000       09/01/30           12
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999234                           9.0000         68,000.00        100
    CHANTRI             ANTHONY       9.0000         67,962.85         T
    16943 ANTLER WAY                  8.7500            547.15         1
                                       .0000            547.15         76
    WEED            CA    96094        .0000       08/11/00         90,500.00
    0432267813                         .0000       10/01/00            00
    0015431646                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1999239                           8.6250         78,300.00        100
    JENKINS             ROBERT        8.6250         78,253.77         ZZ
    4052 NORTH MONTANA AVENUE         8.3750            609.01         1
                                       .0000            609.01         90
    PORTLAND        OR    97227        .0000       08/16/00         87,000.00
    0432261584                         .0000       10/01/00            01
    0021051495                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999242                           9.6250         72,000.00        100
    GATLIN              JAMES         9.6250         71,965.51         T
    13500 SANDY KEY DRIVE 115         9.3750            611.99         1
                                       .0000            611.99         80
    PENSACOLA       FL    32507        .0000       08/14/00         90,000.00
    0432261600                         .0000       10/01/00            00
    0019102581                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1999244                           9.3750         84,000.00        100
    SCOTT               MICHAEL       9.3750         83,957.58         T
    1662 MAYFAIR ROAD SOUTH           9.1250            698.67         1
                                       .0000            698.67         80
    FORT MYERS      FL    33919        .0000       08/14/00        105,000.00
    0432261592                         .0000       10/01/00            00
    0019102375                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999248                           9.7500         92,000.00        100
    TOLMAN              JOHN          9.7500         91,957.07         ZZ
    509 EAST WIER AVENUE              9.5000            790.43         4
                                       .0000            790.43         80
    PHOENIX         AZ    85040        .0000       08/11/00        115,000.00
    0432273266                         .0000       10/01/00            00
    0017380783                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1999250                           8.6250         83,000.00        100
    TURNER JR           WILLIE        8.6250         82,950.99         ZZ
    4207 GALWAY DRIVE                 8.3750            645.57         1
                                       .0000            645.57         80
    GREENSBORO      NC    27406        .0000       08/16/00        105,000.00
    0432259273                         .0000       10/01/00            00
    0003628633                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999254                           9.5000        166,500.00        100
    BLANKENSHIP         MYRNA         9.5000        166,500.00         ZZ
    5228 GARDEN LANE                  9.2500          1,400.02         4
                                       .0000          1,400.02         90
    LAS VEGAS       NV    89119        .0000       09/05/00        185,000.00
    0432259265                         .0000       11/01/00            04
    096602                             .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    G34/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1999255                           9.6250         62,050.00        100
    ENGLAND             MATTHEW       9.6250         62,020.27         ZZ
    3108 11TH AVENUE                  9.3750            527.42         2
                                       .0000            527.42         85
    COLUMBUS        GA    31904        .0000       08/15/00         73,000.00
1


    0432261576                         .0000       10/01/00            01
    0012081998                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1999256                           9.2500        166,500.00        100
    GALLOWAY            A SHANE       9.2500        166,413.68         ZZ
    11 QUEEN ANN DR                   9.0000          1,369.76         1
                                       .0000          1,369.76         90
    ORMOND BEACH    FL    32174        .0000       08/15/00        185,000.00
    0432258275                         .0000       10/01/00            04
    0021276290                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999262                           8.6250        130,000.00        100
    MOHR                TODD          8.6250        129,923.25         ZZ
    890 FOREST LANE                   8.3750          1,011.13         1
                                       .0000          1,011.13         84
    CASCADE LOCKS   OR    97014        .0000       08/09/00        155,000.00
    0432258358                         .0000       10/01/00            01
    0021051545                         .0000       09/01/30           12
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999263                           8.8750        250,000.00        100
    RENDINA             ANNA          8.8750        249,859.84         ZZ
1


    3 WHISPERING PINES DR             8.6250          1,989.12         1
                                       .0000          1,989.12         69
    PINE            AZ    85544        .0000       08/14/00        366,500.00
    0432273217                         .0000       10/01/00            00
    0017381302                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999267                           8.8750        160,000.00        100
    DONALD              KIRK          8.8750        159,910.29         ZZ
    1217 ACRE LANE                    8.6250          1,273.04         1
                                       .0000          1,273.04         80
    JOHNSBURG       IL    60050        .0000       08/10/00        200,000.00
    0432261683                         .0000       10/01/00            00
    0020243473                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999269                           8.8750        309,600.00        100
    LENTZ               DEBRA         8.8750        309,426.43         ZZ
    1337 COWART ROAD                  8.6250          2,463.32         1
                                       .0000          2,463.32         80
    PLANT CITY      FL    33567        .0000       08/10/00        387,000.00
    0432258382                         .0000       10/01/00            00
    0019103670                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1999278                           8.3750        267,500.00        100
    AUGUST              MATTHEW       8.3750        267,333.73         ZZ
    3853 CHARTERWOOD DRIVE            8.1250          2,033.20         1
                                       .0000          2,033.20         80
    HIGHLANDS RANC  CO    80126        .0000       08/15/00        335,000.00
    0432259430                         .0000       10/01/00            00
    0015011661                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1999286                           8.7500         68,200.00        100
    WORTH               GARY          8.7500         68,160.76         ZZ
    418 W MONTE WAY                   8.5000            536.53         1
                                       .0000            536.53         80
    PHOENIX         AZ    85041        .0000       08/29/00         86,000.00
    0432261709                         .0000       10/01/00            00
    86071                              .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999289                           9.1250        327,750.00        100
    FRANCISCO JR        CIRINEO       9.1250        327,575.58         ZZ
    662 BURNLEY LANE                  8.8750          2,666.69         1
                                       .0000          2,666.69         95
    HAYWARD         CA    94541        .0000       08/03/00        345,000.00
    0432267995                         .0000       10/01/00            11
    0021467147                         .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1999311                           9.6250        182,600.00        100
    WOODS JR            ERNEST        9.6250        182,424.34         ZZ
    630-632 SOUTH STATE STREET        9.3750          1,552.08         4
                                       .0000          1,552.08         90
    TACOMA          WA    98405        .0000       07/11/00        202,900.00
    0432280428                         .0000       09/01/00            10
    W006524                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    F26/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1999412                           9.8750        350,900.00        100
    KOLBERT             STEVEN        9.8750        350,740.57         ZZ
    23 ELDRIDGE PLACE                 9.6250          3,047.04         1
                                       .0000          3,047.04         90
    GLEN COVE       NY    11542        .0000       08/26/00        390,000.00
    0432296473                         .0000       10/01/00            10
    021205301337                       .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    K15/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999424                           9.5000        155,600.00        100
    MEDLOCK             MICHAEL       9.5000        155,523.46         ZZ
    531 HERITAGE COURT                9.2500          1,308.37         1
                                       .0000          1,308.37         90
    MONROE          GA    30655        .0000       08/31/00        172,900.00
    0432267698                         .0000       10/01/00            01
    2001559                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    737/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1999438                           9.8750         69,300.00        100
    LEE                 WALLACE       9.8750         69,268.51         ZZ
    9235 HARRISON BAY ROAD            9.6250            601.77         1
                                       .0000            601.77         90
    CHATTANOOGA     TN    37341        .0000       08/26/00         77,000.00
    0432272896                         .0000       10/01/00            10
    00340530078                        .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    K15/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1999447                           9.3750        480,000.00        100
    FARMER              DAVID         9.3750        479,757.60         ZZ
    13864 BELVEDERE DRIVE             9.1250          3,992.40         1
                                       .0000          3,992.40         60
    POWAY           CA    92064        .0000       08/16/00        800,000.00
    0432267862                         .0000       10/01/00            00
    1417529431                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999452                           8.8750         55,900.00        100
    FETTERS             REBECCA       8.8750         55,868.66         ZZ
    57 MORGAN STREET                  8.6250            444.77         2
                                       .0000            444.77         80
    NEW BEDFORD     MA    02740        .0000       08/25/00         69,900.00
    0432267797                         .0000       10/01/00            00
    1000206102                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999454                           9.2500        453,750.00        100
    COFFIN              CHARLES       9.2500        453,514.77         T
    24 NEW STREET                     9.0000          3,732.89         1
                                       .0000          3,732.89         55
    NANTUCKET       MA    02554        .0000       08/16/00        825,000.00
    0432264323                         .0000       10/01/00            00
    1000224807                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999473                           9.2500        172,000.00        100
    DOUGHERTY           JENNIFER      9.2500        171,910.83         ZZ
    1804 ARROWTRAIL DRIVE             9.0000          1,415.00         1
                                       .0000          1,415.00         80
    MONROE TOWNSHI  NJ    08094        .0000       08/30/00        215,000.00
    0432260669                         .0000       10/01/00            00
    101133                             .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E46/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999485                           8.6250        180,000.00        100
    ANG                 MICHAEL       8.6250        180,000.00         ZZ
    7930 EL CAPITAN DRIVE             8.3750          1,400.02         1
                                       .0000          1,400.02         80
    LA MESA         CA    91941        .0000       08/31/00        225,000.00
1


    0432273514                         .0000       11/01/00            00
    298592                             .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    B60/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999488                           9.1250        350,000.00        100
    LONGSTRETH          JAMES         9.1250        349,813.74         ZZ
    11 PILGRIM ROAD                   8.8750          2,847.72         1
                                       .0000          2,847.72         57
    WESTON          CT    06883        .0000       08/25/00        615,000.00
    0432260388                         .0000       10/01/00            00
    101129                             .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E46/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999493                           9.0000        280,000.00        100
    BARD                PHILLIP       9.0000        279,847.05         ZZ
    54-56 NORRIS STREET               8.7500          2,252.95         2
                                       .0000          2,252.95         80
    CAMBRIDGE       MA    02140        .0000       08/17/00        350,000.00
    0432271765                         .0000       10/01/00            00
    0003389384                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1999496                           9.5000         75,500.00        100
    STEWART             MARY          9.5000         75,462.87         ZZ
1


    4057 EAST 68TH STREET             9.2500            634.84         4
                                       .0000            634.84         90
    CLEVELAND       OH    44105        .0000       09/01/00         83,900.00
    0432272854                         .0000       10/01/00            04
    6126387                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    742/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1999593                           9.7500         98,100.00        100
    ARNESON             LISA          9.7500         98,100.00         ZZ
    4238 32ND AVENUE S                9.5000            842.83         1
                                       .0000            842.83         90
    MINNEAPOLIS     MN    55406        .0000       09/08/00        109,000.00
    0432271690                         .0000       11/01/00            04
    2862                               .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    P48/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1999603                           8.8750        300,000.00        100
    LANE                SHERRY        8.8750        300,000.00         ZZ
    5471 CERRO SUR                    8.6250          2,386.93         1
                                       .0000          2,386.93         80
    RICHMOND        CA    94803        .0000       09/01/00        375,000.00
    0432271880                         .0000       11/01/00            00
    M00825031                          .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    893/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    1999609                           9.5000        145,950.00        100
    ARNOLD              JENNIE        9.5000        145,878.21         ZZ
    31602 NORTHEAST 114TH STREET      9.2500          1,227.23         1
                                       .0000          1,227.23         80
    CARNATION       WA    98014        .0000       08/31/00        182,550.00
    0432270726                         .0000       10/01/00            00
    9059130                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    T44/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    1999621                           8.8750         46,400.00        100
    COSTELLOE           LINDA         8.8750         46,373.99         ZZ
    408 EAST E STREET                 8.6250            369.18         1
                                       .0000            369.18         80
    TEHACHAPI       CA    93561        .0000       08/23/00         58,000.00
    0432270551                         .0000       10/01/00            00
    COSTELLOE                          .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    T44/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1999624                           9.5000         96,000.00        100
    SAECHAO             CHIAM         9.5000         96,000.00         ZZ
    4110 GADDI DRIVE                  9.2500            807.22         4
                                       .0000            807.22         80
    SACRAMENTO      CA    95824        .0000       09/05/00        120,000.00
    0432270031                         .0000       11/01/00            00
    86526                              .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1999625                           8.2500        334,400.00        100
    OTA                 KAREN         8.2500        334,186.76         ZZ
    2434 NICOLAS DRIVE                8.0000          2,512.24         1
                                       .0000          2,512.24         80
    FULLERTON       CA    92833        .0000       08/29/00        418,000.00
    0432270940                         .0000       10/01/00            00
    84758                              .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999628                           8.2500        297,500.00        100
    NOURY               MOHAMMAD      8.2500        297,500.00         ZZ
    7857 EISENHOWER STREET            8.0000          2,235.02         1
                                       .0000          2,235.02         80
    VENTURA         CA    93003        .0000       09/01/00        371,990.00
    0432270247                         .0000       11/01/00            00
    86257                              .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999636                           9.3750         56,000.00        100
    MARKLEY             BRIAN         9.3750         55,971.72         T
    5726 VESTRY CT                    9.1250            465.78         1
                                       .0000            465.78         80
    GALLOWAY        OH    43119        .0000       08/22/00         70,000.00
    955645                             .0000       10/01/00            00
    955645                             .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    253/253                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1999638                           9.2500        122,580.00        100
    FORT                DENISE        9.2500        122,580.00         ZZ
    1201 SOUTH BARTON STREET          9.0000          1,008.44         1
    UNIT 186                           .0000          1,008.44         90
    ARLINGTON       VA    22204        .0000       09/01/00        136,200.00
    0432271245                         .0000       11/01/00            04
    00080166                           .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    P09/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1999652                           9.0000        345,600.00        100
    ZANTOP              DAVID         9.0000        345,411.22         ZZ
    11512 MONTEREY                    8.7500          2,780.78         1
                                       .0000          2,780.78         80
    BELLEVILLE      MI    48111        .0000       08/23/00        432,000.00
    0432271435                         .0000       10/01/00            00
    217556848                          .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999657                           9.8750         32,800.00        100
    FARRELL             LISA          9.8750         32,785.10         ZZ
    247 E 7TH STREET                  9.6250            284.82         1
                                       .0000            284.82         80
    JACKSONVILLE    FL    32206        .0000       08/30/00         41,000.00
    0432270718                         .0000       10/01/00            00
    3058971                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1999662                           9.3750        315,000.00        100
    AYVAZYAN            TEVAN         9.3750        314,840.93         ZZ
    848 NORTH MADISON AVENUE          9.1250          2,620.01         1
                                       .0000          2,620.01         90
    PASADENA        CA    91104        .0000       08/23/00        350,000.00
    0432263531                         .0000       10/01/00            10
    00252333                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    700/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999666                           8.6250         91,350.00        100
    MCMANUS             JEFFREY       8.6250         91,350.00         ZZ
    4158 FORESTBROOK DRIVE            8.3750            710.51         1
                                       .0000            710.51         90
    LIVERPOOL       NY    13090        .0000       09/27/00        101,500.00
    0432317956                         .0000       11/01/00            04
    6143986                            .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    742/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999670                           9.5000         72,800.00        100
    RIBITCH             FRANK         9.5000         72,764.18         ZZ
    26252 CLANCY                      9.2500            612.15         1
                                       .0000            612.15         80
    ROSEVILLE       MI    48066        .0000       09/01/00         91,000.00
1


    0432271161                         .0000       10/01/00            00
    0010031938                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    H19/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1999790                           8.7500        348,000.00        100
    ROBINSON            LARRY         8.7500        347,799.78         ZZ
    2318 MORSE ST                     8.5000          2,737.72         1
                                       .0000          2,737.72         80
    HOUSTON         TX    77019        .0000       08/28/00        435,000.00
    0432273878                         .0000       10/01/00            00
    3064269                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    1999822                           8.3750        340,000.00        100
    IDE                 MENDAL        8.3750        340,000.00         ZZ
    452 VALLEY GATE ROAD              8.1250          2,584.25         1
                                       .0000          2,584.25         61
    SIMI VALLEY     CA    93065        .0000       08/31/00        565,000.00
    0432272680                         .0000       11/01/00            00
    85138                              .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1999826                           8.6250        252,000.00        100
    HAZELRIGS           THOMAS        8.6250        252,000.00         ZZ
1


    4665 SETTLES BRIDGE ROAD          8.3750          1,960.03         1
                                       .0000          1,960.03         79
    SUWANEE         GA    30024        .0000       09/08/00        320,000.00
    0432274561                         .0000       11/01/00            00
    7399276528                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    P80/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999829                           9.5000         57,000.00        100
    RIBITCH             FRANK         9.5000         57,000.00         ZZ
    26243 CLANCY                      9.2500            479.29         1
                                       .0000            479.29         64
    ROSEVILLE       MI    48066        .0000       09/01/00         90,000.00
    0432274645                         .0000       11/01/00            00
    0010031813                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    H19/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1999833                           9.2500         61,500.00        100
    GASTELUM            JOSE          9.2500         61,468.11         ZZ
    7023 NORTH COMMERCIAL AVE         9.0000            505.95         1
                                       .0000            505.95         55
    PORTLAND        OR    97217        .0000       08/21/00        112,000.00
    0432274686                         .0000       10/01/00            00
    0021425707                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    1999860                           9.8750         58,500.00        100
    JONES               MICHAEL       9.8750         58,500.00         ZZ
    1290 ELDERWOOD AVENUE             9.6250            507.98         1
                                       .0000            507.98         90
    COLUMBUS        OH    43227        .0000       09/08/00         65,000.00
    0432275246                         .0000       11/01/00            04
    0417421                            .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    B65/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1999869                           9.0000         83,200.00        100
    BAGLEY              THOMAS        9.0000         83,154.55         ZZ
    164 LOCKHART STREET               8.7500            669.45         1
                                       .0000            669.45         80
    MARTINDALE      TX    78655        .0000       08/23/00        104,000.00
    0432274066                         .0000       10/01/00            00
    3057813                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999870                           8.8750         91,200.00        100
    MURPHY              MICHAEL       8.8750         91,200.00         ZZ
    675 WEST 450 SOUTH                8.6250            725.63         1
                                       .0000            725.63         80
    ESCALANTE       UT    84726        .0000       09/05/00        114,000.00
    0432274157                         .0000       11/01/00            00
    7332014660                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E47/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999872                           9.0000        267,000.00        100
    KEECH               STEVEN        9.0000        266,854.16         ZZ
    10403 147TH AVENUE SOUTHEAST      8.7500          2,148.34         1
                                       .0000          2,148.34         75
    RENTON          WA    98059        .0000       08/04/00        356,000.00
    0432274199                         .0000       10/01/00            00
    000287                             .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    F61/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999873                           9.8750         48,510.00        100
    THOMPSON-STEVENS    CARLA         9.8750         48,487.96         ZZ
    242 N 4TH STREET                  9.6250            421.24         2
                                       .0000            421.24         91
    PATERSON        NJ    07504        .0000       08/24/00         53,500.00
    0432280659                         .0000       10/01/00            01
    100053000030579                    .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999875                           9.5000         64,000.00        100
    MORIN               RICHARD       9.5000         63,968.52         ZZ
    9 GARFIELD ROAD                   9.2500            538.15         1
                                       .0000            538.15         80
    NEWFIELD        ME    04056        .0000       08/25/00         80,000.00
    0432272441                         .0000       10/01/00            00
    0021222252                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1999876                           9.6250        170,000.00        100
    NGUYEN              CATHLEEN      9.6250        169,918.55         ZZ
    6157 RALEIGH STREET               9.3750          1,444.99         1
                                       .0000          1,444.99         85
    ARVADA          CO    80003        .0000       08/18/00        202,000.00
    0432272011                         .0000       10/01/00            01
    0015012578                         .0000       09/01/30           12
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1999877                           8.5000         63,950.00        100
    BRINKMAN            JAMES         8.5000         63,911.26         ZZ
    7651 CREEK BEND                   8.2500            491.72         1
                                       .0000            491.72         80
    ROCKFORD        IL    61114        .0000       08/25/00         79,950.00
    0432298677                         .0000       10/01/00            00
    0020244711                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1999970                           8.8750        223,000.00        100
    PINCK               JONATHAN      8.8750        222,874.98         ZZ
    194 CARTER ROAD                   8.6250          1,774.29         1
                                       .0000          1,774.29         90
    HASKELL         NJ    07420        .0000       09/01/00        248,000.00
    0432296085                         .0000       10/01/00            12
    PINCK                              .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    L38/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1999977                           9.3750         65,000.00        100
    ROPSKI              LARRY         9.3750         64,967.17         ZZ
    889 OLD THOMPSON MILL ROAD        9.1250            540.64         1
                                       .0000            540.64         64
    WINDER          GA    30680        .0000       08/30/00        103,000.00
    0432274678                         .0000       10/01/00            00
    ROPSKI                             .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    J40/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1999985                           9.7500         71,250.00        100
    JACKSON             JUDY          9.7500         71,216.76         ZZ
    144 BROADWAY                      9.5000            612.15         2
                                       .0000            612.15         95
    ROCKFORD        IL    61104        .0000       08/18/00         75,000.00
    0432275014                         .0000       10/01/00            04
    901215751                          .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    B90/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000000                           9.5000         64,800.00        100
    BOHANON             JEFFREY       9.5000         64,800.00         ZZ
    405 CRESTWOOD DRIVE               9.2500            544.87         1
                                       .0000            544.87         90
    MARSHALL        TX    75672        .0000       09/11/00         72,000.00
1


    0432274256                         .0000       11/01/00            14
    30015872                           .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    966/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000033                           9.3750        113,400.00        100
    ROCANO              DANIEL        9.3750        113,342.73         ZZ
    2125-27-29 EAST MAIN STREET       9.1250            943.21         3
                                       .0000            943.21         90
    BRIDGEPORT      CT    06610        .0000       09/01/00        126,000.00
    0432276210                         .0000       10/01/00            11
    0003390945                         .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2000034                           9.7500         83,200.00        100
    LAMONTAGNE          DAVID         9.7500         83,161.18         ZZ
    2157 EAST CITRUS WAY              9.5000            714.82         1
                                       .0000            714.82         80
    PALM HARBOR     FL    34683        .0000       08/25/00        104,000.00
    0432299964                         .0000       10/01/00            00
    0003628583                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2000035                           9.1250        127,600.00        100
    PFEIFFER            SCOTT         9.1250        127,532.09         ZZ
1


    8300 BLUSHING HEIGHTS AVENUE      8.8750          1,038.20         1
                                       .0000          1,038.20         80
    LAS VEGAS       NV    89131        .0000       08/24/00        159,537.00
    0432276558                         .0000       10/01/00            00
    1001105                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    K81/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    2000038                           9.8750        136,000.00        100
    RAMIREZ             JOSE          9.8750        135,938.22         ZZ
    1834 OHIO STREET                  9.6250          1,180.95         4
                                       .0000          1,180.95         70
    RIVERSIDE       CA    92507        .0000       08/22/00        195,000.00
    0432293991                         .0000       10/01/00            01
    0001239490                         .0000       09/01/30           12
    0                                  .0000       00/00/00        00/00/00
    665/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2000042                           8.8750        280,000.00        100
    MARSH               IRENE         8.8750        279,843.02         ZZ
    4684 MEADOW DRIVE 31              8.6250          2,227.81         1
                                       .0000          2,227.81         80
    VAIL            CO    81657        .0000       08/25/00        350,000.00
    0432276152                         .0000       10/01/00            00
    36800300056                        .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000
1




    2000048                           9.7500         85,500.00        100
    LOTITO              JOAN          9.7500         85,460.11         ZZ
    481 HICKORY DRIVE                 9.5000            734.58         1
                                       .0000            734.58         90
    SLIDELL         LA    70458        .0000       08/29/00         95,000.00
    0432275709                         .0000       10/01/00            10
    07001667                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E86/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000052                           9.8750        152,250.00        100
    DOHERTY             JOHN          9.8750        152,180.82         ZZ
    8 NINTH STREET                    9.6250          1,322.07         1
    UNIT 506                           .0000          1,322.07         75
    MEDFORD         MA    02155        .0000       08/24/00        203,000.00
    0432274728                         .0000       10/01/00            00
    0003390606                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           08             0           00/00/00
                                        N             .0000


    2000085                           8.5000        100,000.00        100
    DEANGELIS           RICHARD       8.5000        100,000.00         ZZ
    37 LOCUST DRIVE                   8.2500            768.91         1
                                       .0000            768.91         29
    NESCONSET       NY    11767        .0000       09/07/00        350,000.00
    0432280410                         .0000       11/01/00            00
    167029280                          .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    A35/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000086                           9.5000         96,000.00        100
    BRISENO             RAUL          9.5000         95,952.78         ZZ
    1180 LARKDALE ROW                 9.2500            807.22         1
                                       .0000            807.22         80
    WAUCONDA        IL    60084        .0000       08/30/00        120,000.00
    0432275899                         .0000       10/01/00            00
    01001512                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E86/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2000103                           9.5000         61,650.00        100
    OSOS                RICHARD       9.5000         61,619.67         ZZ
    23529 LAUREN                      9.2500            518.39         1
                                       .0000            518.39         90
    WARREN          MI    48089        .0000       08/30/00         68,500.00
    0432284156                         .0000       10/01/00            10
    160136850                          .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    H19/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2000114                           9.8750         69,300.00        100
    WILLIAMS            FREDERICA     9.8750         69,300.00         ZZ
    1000 WOODLAND CT                  9.6250            601.77         1
                                       .0000            601.77         95
    MANCHESTER      TN    37355        .0000       09/06/00         73,000.00
    0432275667                         .0000       11/01/00            27
    003805301324                       .0000       10/01/30           30
    0                                  .0000       00/00/00        00/00/00
    K15/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000117                           9.1250        137,700.00        100
    PIVONKA             CAROL         9.1250        137,626.72         ZZ
    12706 COUNTY ROAD 18              8.8750          1,120.37         1
                                       .0000          1,120.37         75
    MERINO          CO    80741        .0000       08/25/00        185,000.00
    0432279065                         .0000       10/01/00            00
    1901202550                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    Q01/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000199                           9.2500        207,000.00        100
    DESCANO             JAMES         9.2500        207,000.00         ZZ
    206 CARPENTER ST                  9.0000          1,702.94         3
                                       .0000          1,702.94         90
    PHILADELPHIA    PA    19147        .0000       09/08/00        230,000.00
    0432292654                         .0000       11/01/00            04
    DESCANO                            .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E18/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000215                           8.6250        195,000.00        100
    POULOS              KELLY         8.6250        195,000.00         ZZ
    150-02 15TH DRIVE                 8.3750          1,516.69         1
                                       .0000          1,516.69         64
    WHITESTONE      NY    11357        .0000       09/14/00        305,800.00
    0432280030                         .0000       11/01/00            00
    0007016                            .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    H22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000222                           9.2500        259,000.00        100
    BROWN               KEVIN         9.2500        259,000.00         ZZ
    4206 SNUG HARBOR DRIVE            9.0000          2,130.73         1
                                       .0000          2,130.73         80
    COLLEGE STATIO  TX    77845        .0000       09/08/00        325,000.00
    0432280154                         .0000       11/01/00            00
    10001666                           .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E76/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    2000223                           9.7500        213,300.00        100
    HALE                LAURA         9.7500        213,300.00         ZZ
    7209 COQUINA WAY                  9.5000          1,832.58         4
                                       .0000          1,832.58         90
    ST PETERSBURG   FL    33706        .0000       09/08/00        237,000.00
    0432287621                         .0000       11/01/00            14
    050                                .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    883/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2000224                           9.3750         68,000.00        100
    COLVILLE            DAVID         9.3750         68,000.00         ZZ
    62 ROCLIFFE STREET                9.1250            565.59         4
                                       .0000            565.59         60
    FALL RIVER      MA    02721        .0000       09/06/00        115,000.00
1


    0432280105                         .0000       11/01/00            00
    0003390440                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2000226                           8.8750        123,500.00        100
    DEWATERS            JUDITH        8.8750        123,430.76         ZZ
    4528 ADELLON COURT                8.6250            982.63         1
                                       .0000            982.63         95
    STEVENSVILLE    MT    59870        .0000       08/29/00        130,000.00
    0432289205                         .0000       10/01/00            11
    0003593803                         .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000227                           9.3750         72,000.00        100
    COLVILLE            DAVID         9.3750         72,000.00         ZZ
    52 ROCLIFFE STREET                9.1250            598.86         3
                                       .0000            598.86         57
    FALL RIVER      MA    02721        .0000       09/06/00        127,000.00
    0432279719                         .0000       11/01/00            00
    0003390457                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2000295                           9.2500         22,750.00        100
    FABBIAN             AARON         9.2500         22,738.20         ZZ
1


    3114 PLANZ ROAD #11               9.0000            187.16         1
                                       .0000            187.16         70
    BAKERSFIELD     CA    93304        .0000       08/25/00         32,500.00
    0432295962                         .0000       10/01/00            00
    2013202                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    B57/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    2000307                           8.7500        140,650.00        100
    MCKINNON            FRANK         8.7500        140,569.07         ZZ
    3065 CONESTOGA CANYON ROAD        8.5000          1,106.50         1
                                       .0000          1,106.50         85
    PALMDALE        CA    93550        .0000       08/23/00        165,500.00
    0432281418                         .0000       10/01/00            11
    20L0154                            .0000       09/01/30           12
    0                                  .0000       00/00/00        00/00/00
    B57/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2000382                           9.0000        292,500.00        100
    KRIECHE             ABDESSAMA     9.0000        292,340.22         ZZ
    6 MANOOGIAN CIRCLE                8.7500          2,353.53         1
                                       .0000          2,353.53         90
    MILFORD         MA    01757        .0000       08/30/00        325,000.00
    0432292118                         .0000       10/01/00            11
    1000136573                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    2000400                           8.8750        304,000.00        100
    GIRT                MARY          8.8750        303,829.57         ZZ
    5550 W DIAGONAL ROAD              8.6250          2,418.76         1
                                       .0000          2,418.76         80
    RATHDRUM        ID    83858        .0000       08/24/00        380,000.00
    0432281491                         .0000       10/01/00            00
    817560758                          .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000407                           8.8750        420,000.00        100
    CHOI                HEARA         8.8750        420,000.00         ZZ
    213-60 36 AVENUE                  8.6250          3,341.71         3
                                       .0000          3,341.71         77
    BAYSIDE         NY    11361        .0000       09/14/00        550,000.00
    0432283141                         .0000       11/01/00            00
    0004018                            .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    H22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000409                           9.3750        114,000.00        100
    FURINO              ROBERT        9.3750        113,942.43         ZZ
    197 WASHINGTON STREET EAST        9.1250            948.20         4
                                       .0000            948.20         95
    STROUDSBURG     PA    18301        .0000       09/01/00        120,000.00
    0432281426                         .0000       10/01/00            14
    6137046                            .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    742/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000410                           9.0000        156,600.00        100
    GOENS               KENNETH       9.0000        156,514.46         ZZ
    556 EAST 89TH STREET              8.7500          1,260.04         3
                                       .0000          1,260.04         90
    CHICAGO         IL    60619        .0000       08/25/00        174,000.00
    0432285666                         .0000       10/01/00            10
    0002201440                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    H19/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000412                           8.7500         79,500.00        100
    NELSON              JOHN          8.7500         79,454.26         ZZ
    703 WEST COMMERCIAL AVENUE        8.5000            625.43         1
                                       .0000            625.43         75
    DAYTON          WA    99328        .0000       08/22/00        106,000.00
    0432290708                         .0000       10/01/00            00
    EW007337                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    950/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2000418                           9.6250        175,500.00        100
    PALMER SR           LEONARD       9.6250        175,415.93         ZZ
    1720 HAWTHORNE STREET             9.3750          1,491.73         1
                                       .0000          1,491.73         90
    TRENTON         MI    48183        .0000       08/28/00        195,000.00
    0432292506                         .0000       10/01/00            11
    3055462                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2000424                           8.3750        380,000.00        100
    ALISON              STEPHEN       8.3750        379,763.80         ZZ
    325 SOUTH 6TH STREET              8.1250          2,888.28         1
                                       .0000          2,888.28         80
    COTTAGE GROVE   OR    97424        .0000       08/28/00        475,000.00
    0432293983                         .0000       10/01/00            00
    85971                              .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000425                           9.1250        353,250.00        100
    CAREY               JAMES         9.1250        353,062.01         T
    515 REMORA DRIVE                  8.8750          2,874.16         1
                                       .0000          2,874.16         90
    SAINT HELENA I  SC    29920        .0000       08/25/00        392,500.00
    0432288942                         .0000       10/01/00            11
    0003598257                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    2000426                           9.5000        265,500.00        100
    NOONAN              SEAN          9.5000        265,369.41         ZZ
    647 BRYAN STREET                  9.2500          2,232.47         1
                                       .0000          2,232.47         90
    ELMHURST        IL    60126        .0000       08/25/00        295,000.00
    0432291789                         .0000       10/01/00            11
    0003605920                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000427                           8.7500        210,550.00        100
    BERREY              KARI          8.7500        210,428.86         ZZ
    8820 REDMAYNE CT                  8.5000          1,656.40         1
                                       .0000          1,656.40         80
    WEDDINGTON      NC    28173        .0000       08/25/00        263,235.00
    600566234                          .0000       10/01/00            00
    600566234                          .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E66/E66                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    2000428                           9.7500         74,900.00        100
    KESSLER             STEPHEN       9.7500         74,865.05         ZZ
    410 SOUTH MAPLE STREET            9.5000            643.51         1
                                       .0000            643.51         70
    KELSO           WA    98626        .0000       08/23/00        107,000.00
    0432291797                         .0000       10/01/00            00
    EW007389                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    950/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2000438                           9.0000        293,000.00        100
    CARRILLO            THERESA       9.0000        292,839.96         ZZ
    9200 JACARANDA WAY                8.7500          2,357.54         1
                                       .0000          2,357.54         78
    GILROY          CA    95020        .0000       08/11/00        380,000.00
1


    0432310159                         .0000       10/01/00            00
    88000048                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    665/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000449                           9.0000        165,000.00        100
    SMITH               ELSBETH       9.0000        164,909.87         T
    401 S 6TH STREET                  8.7500          1,327.63         1
                                       .0000          1,327.63         62
    FERNANDINA BEA  FL    32034        .0000       08/04/00        270,000.00
    211541                             .0000       10/01/00            00
    211541                             .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    A50/A50                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000561                           8.8750        157,600.00        100
    EDMUND              IRENE         8.8750        157,600.00         T
    1768 EAST MARQUETTE DRIVE         8.6250          1,253.94         1
                                       .0000          1,253.94         78
    GILBERT         AZ    85234        .0000       09/05/00        203,000.00
    0432286672                         .0000       11/01/00            00
    35500102176F                       .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    2000565                           8.8750        309,250.00        100
    BARNETTE            MARY          8.8750        309,076.62         ZZ
1


    1308 ACCOKEEK LANDING DR          8.6250          2,460.54         1
                                       .0000          2,460.54         95
    ACCOKEEK        MD    20607        .0000       08/31/00        325,535.00
    0432291391                         .0000       10/01/00            12
    0019185990                         .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000570                           8.5000        129,000.00        100
    RYAN                LYNN          8.5000        128,921.85         ZZ
    5966 VIEW LOOP                    8.2500            991.90         1
                                       .0000            991.90         65
    FLORENCE        OR    97439        .0000       08/25/00        200,000.00
    0432291359                         .0000       10/01/00            00
    0021425608                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000581                           9.8750        126,000.00        100
    WASHINGTON          DARRYL        9.8750        125,942.76         ZZ
    6810 S CHAMPLAIN                  9.6250          1,094.12         2
                                       .0000          1,094.12         90
    CHICAGO         IL    60637        .0000       08/30/00        140,000.00
    0432286060                         .0000       10/01/00            14
    0003628690                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000
1




    2000585                           9.2500        105,600.00        100
    COX                 GREGORY       9.2500        105,545.25         ZZ
    302 JERSEY STREET                 9.0000            868.75         1
                                       .0000            868.75         80
    SILVERTON       OR    97381        .0000       08/25/00        132,000.00
    0432285856                         .0000       10/01/00            00
    0003594041                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2000588                           8.6250        180,000.00        100
    KOEPKE              MICHAEL       8.6250        180,000.00         ZZ
    23370 UNCOMPAHGRE ROAD            8.3750          1,400.03         1
                                       .0000          1,400.03         75
    MOTROSE         CO    81401        .0000       09/05/00        240,000.00
    954528                             .0000       11/01/00            00
    954528                             .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    253/253                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000593                           9.5000         40,000.00        100
    HOFFMAN             JOHN          9.5000         39,980.32         ZZ
    2017 CORDELLA SW                  9.2500            336.35         1
                                       .0000            336.35         80
    ALBUQUERQUE     NM    87105        .0000       09/05/00         50,000.00
    956442                             .0000       10/01/00            00
    956442                             .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    253/253                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2000599                           9.0000         45,900.00        100
    WALKER              JULIA         9.0000         45,874.92         ZZ
    411 MOUNT ROAD BOULEVARD          8.7500            369.33         1
                                       .0000            369.33         90
    ROCHESTER       NY    14611        .0000       09/01/00         51,000.00
    0432291144                         .0000       10/01/00            04
    1000210895                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000603                           8.7500        995,000.00        100
    WILMER              RICHARD       8.7500        995,000.00         ZZ
    23180 MORA GLEN DRIVE             8.5000          7,827.67         1
                                       .0000          7,827.67         56
    LOS ALTOS       CA    94024        .0000       08/29/00      1,785,000.00
    0432291086                         .0000       11/01/00            00
    0217557234                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000607                           8.9900        184,000.00        100
    BRENNER             TIMOTHY       8.9900        184,000.00         ZZ
    2500 CHITTENDEN ROAD              8.7400          1,479.19         1
                                       .0000          1,479.19         67
    SAN JUAN BAUTI  CA    95045        .0000       09/05/00        277,000.00
    0432283620                         .0000       11/01/00            00
    215606                             .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    F44/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000610                           8.7500        139,192.00        100
    FADLON              JENNIFER      8.7500        139,111.91         ZZ
    4966 SW 35TH TERRACE              8.5000          1,095.03         1
                                       .0000          1,095.03         80
    HOLLYWOOD       FL    33312        .0000       08/25/00        173,990.00
    0432284206                         .0000       10/01/00            00
    5335143                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    738/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    2000622                           8.6250        272,000.00        100
    CHOW                KEVIN         8.6250        272,000.00         ZZ
    556 AND 556 1/2 LINCOLN AVENU     8.3750          2,115.59         2
                                       .0000          2,115.59         80
    ALAMEDA         CA    94501        .0000       09/08/00        340,000.00
    0432298321                         .0000       11/01/00            00
    2001940                            .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    975/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000625                           8.7500        167,300.00        100
    FLOOD               ELIZABETH     8.7500        167,203.75         ZZ
    16860 WHITE MOUNTAIN RD SE        8.5000          1,316.15         1
                                       .0000          1,316.15         80
    MONROE          WA    98272        .0000       08/24/00        211,000.00
    0432291532                         .0000       10/01/00            00
    E6008002                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    950/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000627                           9.2500        110,000.00        100
    RAUCH               RICHARD       9.2500        109,942.98         ZZ
    31257 VIA PUERTA DEL SOL          9.0000            904.94         1
                                       .0000            904.94         64
    BONSALL         CA    92003        .0000       08/21/00        172,000.00
    9757974                            .0000       10/01/00            00
    9757974                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2000679                           8.7500        117,000.00        100
    ROBLES              RAYMOND       8.7500        116,932.69         ZZ
    3720 RIDGE ROAD                   8.5000            920.44         1
                                       .0000            920.44         90
    ROCKWALL        TX    75032        .0000       09/05/00        130,000.00
    0432291185                         .0000       10/01/00            11
    3488525                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000708                           9.3750        134,500.00        100
    NIX                 JAMES         9.3750        134,432.07         ZZ
    6201 AMBLESIDE DRIVE              9.1250          1,118.71         1
                                       .0000          1,118.71         80
    WILMINGTON      NC    28409        .0000       08/28/00        170,000.00
1


    0009982549                         .0000       10/01/00            00
    0009982549                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2000709                           9.5000         63,000.00        100
    JOBE                TIMOTHY       9.5000         63,000.00         ZZ
    210 W PIKE STREET                 9.2500            529.74         4
                                       .0000            529.74         89
    CRAWFORDSVILLE  IN    47933        .0000       09/11/00         70,834.00
    0432291466                         .0000       11/01/00            10
    0010030633                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    H19/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2000779                           8.3750        288,000.00        100
    HAYNES              HOWARD        8.3750        287,820.99         ZZ
    1291 CAMINO DEL SEQUAN            8.1250          2,189.01         1
                                       .0000          2,189.01         80
    ALPINE          CA    91901        .0000       08/10/00        360,000.00
    0432292936                         .0000       10/01/00            00
    1500906                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    K81/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000833                           9.1250        310,000.00        100
    BENSON              HAROLD        9.1250        309,835.03         ZZ
1


    26712 320TH AVENUE SOUTHEAST      8.8750          2,522.26         1
                                       .0000          2,522.26         90
    RAVENSDALE      WA    98051        .0000       08/24/00        345,000.00
    0432289130                         .0000       10/01/00            14
    008231                             .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    950/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    2000844                           9.0000        460,000.00        100
    HOWE                DELORES       9.0000        459,748.74         ZZ
    2055 S ROBB WAY                   8.7500          3,701.26         1
                                       .0000          3,701.26         55
    DENVER          CO    80227        .0000       08/25/00        850,000.00
    0432300259                         .0000       10/01/00            00
    95070                              .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2000846                           8.7500        166,400.00        100
    DONAHOE III         EDWARD        8.7500        166,304.26         ZZ
    7195 LEOPARD GATE                 8.5000          1,309.07         1
                                       .0000          1,309.07         80
    LITTLETON       CO    80124        .0000       09/01/00        208,000.00
    0432289064                         .0000       10/01/00            00
    7001653                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    K81/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    2000862                           9.0000        297,500.00        100
    WELCH               JOSEPH        9.0000        297,337.50         ZZ
    608 SOUTH CORONA STREET           8.7500          2,393.75         1
                                       .0000          2,393.75         85
    DENVER          CO    80209        .0000       08/30/00        350,000.00
    0432290021                         .0000       10/01/00            04
    7001751                            .0000       09/01/30           12
    0                                  .0000       00/00/00        00/00/00
    K81/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2001023                           9.6250         45,000.00        100
    COX                 BELINDA       9.6250         44,978.44         ZZ
    2425 HOLLY HALL                   9.3750            382.50         1
                                       .0000            382.50         90
    HOUSTON         TX    77054        .0000       08/29/00         50,000.00
    0432306702                         .0000       10/01/00            19
    19872                              .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    M46/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    2001041                           8.5000        300,000.00        100
    MURRAY              JOHN          8.5000        299,818.26         ZZ
    652 COTTAGE LANE                  8.2500          2,306.74         1
                                       .0000          2,306.74         75
    BIG BEAR LAKE   CA    92315        .0000       08/28/00        400,000.00
    0432291839                         .0000       10/01/00            00
    3067255                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2001049                           8.8750         91,800.00        100
    PRESTON             JAMES         8.8750         91,748.54         ZZ
    52 COURT DRIVE                    8.6250            730.40         4
                                       .0000            730.40         90
    WILMINGTON      DE    19805        .0000       08/31/00        102,000.00
    0432294007                         .0000       10/01/00            01
    3064764                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2001054                           8.5000        201,000.00        100
    TABRIZI             MICHAEL       8.5000        200,878.23         ZZ
    9600 WATTS ROAD                   8.2500          1,545.52         1
                                       .0000          1,545.52         79
    OWINGS MILLS    MD    21117        .0000       08/25/00        256,000.00
    0432292027                         .0000       10/01/00            00
    3054263                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    2001065                           9.0000        171,000.00        100
    SANTANA             HECTOR        9.0000        171,000.00         ZZ
    16815 NW 74 AVENUE                8.7500          1,375.90         1
                                       .0000          1,375.90         95
    MIAMI           FL    33015        .0000       08/31/00        180,000.00
    0432298420                         .0000       11/01/00            11
    3062973                            .0000       10/01/30           30
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2001092                           8.8750        300,000.00        100
    SAUNDERS            BARBARA       8.8750        300,000.00         ZZ
    FRONTAGE ROAD/STATE HWY 70        8.6250          2,386.94         1
                                       .0000          2,386.94         47
    GLENCOE         NM    88324        .0000       09/12/00        651,000.00
    956566                             .0000       11/01/00            00
    956566                             .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    253/253                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2001103                           9.2500         68,000.00        100
    CHOATE              JOHN          9.2500         67,964.75         ZZ
    3111 TOM GREEN STREET             9.0000            559.42         1
    UNIT 310                           .0000            559.42         80
    AUSTIN          TX    78705        .0000       08/25/00         85,000.00
    0432291052                         .0000       10/01/00            00
    1379256                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    2001107                           9.5000        180,000.00        100
    WEEKLY              RICH          9.5000        179,911.46         ZZ
    321 IOWA AVENUE                   9.2500          1,513.54         4
                                       .0000          1,513.54         90
    FOUNTAIN        CO    80817        .0000       09/07/00        200,000.00
    0432280972                         .0000       10/01/00            14
    1382230                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    2001114                           9.8750         63,000.00        100
    KASE                JOHN          9.8750         62,971.38         ZZ
    2319-21 S 7TH STREET              9.6250            547.06         4
                                       .0000            547.06         90
    MILWAUKEE       WI    53215        .0000       08/29/00         70,000.00
    0432287365                         .0000       10/01/00            01
    1383271                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2001122                           9.3750        110,100.00        100
    LECLAIRE            TIMOTHY       9.3750        110,100.00         ZZ
    4980 STEWART AVENUE               9.1250            915.76         1
                                       .0000            915.76         85
    WHITE BEAR LAK  MN    55110        .0000       09/11/00        130,000.00
    0432309987                         .0000       11/01/00            10
    013105302029                       .0000       10/01/30           12
    0                                  .0000       00/00/00        00/00/00
    K15/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2001156                           9.2500         95,500.00        100
    PLAUCHE             JON           9.2500         95,450.49         ZZ
    865 13TH AVENUE NORTH             9.0000            785.66         1
                                       .0000            785.66         66
    ST PETERSBURG   FL    33701        .0000       08/22/00        145,000.00
1


    0432289312                         .0000       10/01/00            00
    92753                              .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2001157                           8.7500         45,200.00        100
    RANDALL             FAYE          8.7500         45,173.99         ZZ
    2439 ANDERSON HIGHWAY             8.5000            355.59         1
                                       .0000            355.59         56
    ELBERTON        GA    30635        .0000       08/18/00         82,000.00
    0432289452                         .0000       10/01/00            00
    91527                              .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    2001158                           9.1250         81,000.00        100
    TODD                BOBBY         9.1250         81,000.00         ZZ
    2565 ANDERSON HIGHWAY             8.8750            659.04         1
                                       .0000            659.04         74
    ELBERTON        GA    30635        .0000       09/06/00        110,000.00
    0432289379                         .0000       11/01/00            00
    94527                              .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2001159                           9.0000         78,200.00        100
    VARNER              DANIEL        9.0000         78,157.29         ZZ
1


    80 PEARIDGE LANE                  8.7500            629.21         1
                                       .0000            629.21         85
    CANTON          GA    30114        .0000       09/01/00         92,000.00
    0432298727                         .0000       10/01/00            11
    92930                              .0000       09/01/30           17
    0                                  .0000       00/00/00        00/00/00
    E45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2001163                           8.5000        204,000.00        100
    RASMUSSEN           HENRY         8.5000        204,000.00         ZZ
    1600 GARDEN STREET #2             8.2500          1,568.58         1
                                       .0000          1,568.58         80
    SANTA BARBARA   CA    93103        .0000       09/06/00        255,000.00
    0432289106                         .0000       11/01/00            00
    86533                              .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    2001166                           8.8750        168,750.00        100
    SULONEN             NORMAN        8.8750        168,750.00         ZZ
    13325 WOLF RD                     8.6250          1,342.65         1
                                       .0000          1,342.65         75
    GRASS VALLEY    CA    95949        .0000       08/30/00        225,000.00
    0432289197                         .0000       11/01/00            00
    38102500026F                       .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    2001174                           8.6250        182,400.00        100
    HUYNH               CHRISTOPH     8.6250        182,292.31         ZZ
    461 WEST ALMORA STREET            8.3750          1,418.69         1
                                       .0000          1,418.69         80
    MONTEREY PARK   CA    91754        .0000       08/10/00        228,000.00
    0432298743                         .0000       10/01/00            00
    0001242304                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    665/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2001194                           9.0000        105,000.00        100
    GARAVELLO           ROBERT        9.0000        105,000.00         ZZ
    1097 WEST MALLARD WAY             8.7500            844.85         1
                                       .0000            844.85         78
    HANFORD         CA    93230        .0000       09/01/00        135,000.00
    0432293355                         .0000       11/01/00            00
    36500301756F                       .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2001204                           8.8750        125,000.00        100
    GILMER              LILLIAN       8.8750        124,929.92         ZZ
    2638 NORTH 118TH LANE             8.6250            994.56         1
                                       .0000            994.56         89
    AVONDALE        AZ    85323        .0000       08/25/00        141,000.00
    0432293231                         .0000       10/01/00            01
    3067476                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    2001207                           8.8750        309,600.00        100
    FAUTENBERRY         KAREN         8.8750        309,600.00         ZZ
    11515 36TH AVENUE NE              8.6250          2,463.32         1
                                       .0000          2,463.32         80
    SEATTLE         WA    98125        .0000       09/01/00        387,000.00
    0432293298                         .0000       11/01/00            00
    3061179                            .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2001223                           9.0000         67,950.00        100
    POSA                STEPHEN       9.0000         67,912.88         ZZ
    38 TREMONT ST                     8.7500            546.75         3
                                       .0000            546.75         90
    ALBANY          NY    12203        .0000       08/24/00         75,500.00
    0432291805                         .0000       10/01/00            14
    0018774927                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2001226                           9.5000        144,000.00        100
    GRIMES              CECIL         9.5000        143,929.17         ZZ
    3735 EAST FAIRMOUNT STREET        9.2500          1,210.83         4
                                       .0000          1,210.83         90
    TUCSON          AZ    85716        .0000       08/22/00        160,000.00
    0432293058                         .0000       10/01/00            19
    6780438                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    M46/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2001228                           9.0000        318,750.00        100
    COLEMAN             SUK           9.0000        318,750.00         ZZ
    11301 TAYLOR DRAPER LANE          8.7500          2,564.74         1
                                       .0000          2,564.74         75
    AUSTIN          TX    78755        .0000       09/15/00        425,000.00
    955746                             .0000       11/01/00            00
    955746                             .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    253/253                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    2001457                           9.8750         80,000.00        100
    BRUNO               RALPH         9.8750         79,963.65         ZZ
    285 HILLSIDE AVENUE               9.6250            694.68         3
                                       .0000            694.68         90
    WATERBURY       CT    06710        .0000       08/30/00         89,000.00
    9754249                            .0000       10/01/00            14
    9754249                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2975835                           9.0000        363,750.00        100
    NEHRIR              SHAWN         9.0000        361,480.52         ZZ
    8224 EAST HILLSDALE DRIVE         8.7500          2,926.82         1
                                       .0000          2,926.82         75
    ORANGE          CA    92869        .0000       10/06/99        485,000.00
    0431709856                         .0000       12/01/99            00
    950089                             .0000       11/01/14            0
    0                                  .0000       00/00/00        00/00/00
1


    736/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      180                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    2975842                           8.6250         94,400.00        100
    MOSS                STANLEY       8.6250         93,704.02         ZZ
    145 EVERETT DRIVE                 8.3750            734.24         1
                                       .0000            734.24         80
    COLORADO SPRIN  CO    80911        .0000       09/30/99        118,000.00
    0431586957                         .0000       11/01/99            00
    951236                             .0000       10/01/14            0
    0                                  .0000       00/00/00        00/00/00
    736/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      180                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2975849                           8.8750        228,000.00        100
    LUONG               MICHAEL       8.8750        226,540.69         ZZ
    8 CECIL AVENUE                    8.6250          1,814.08         1
                                       .0000          1,814.08         80
    SAN JOSE        CA    95128        .0000       09/30/99        285,000.00
    0431709872                         .0000       12/01/99            00
    953218                             .0000       11/01/14            0
    0                                  .0000       00/00/00        00/00/00
    736/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      180                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2975862                          10.0000         77,000.00        100
    DARCO               GENE         10.0000         76,572.83         ZZ
    1310 NORTHEAST MORGAN STREET      9.7500            675.74         1
                                       .0000            675.74         70
    PORTLAND        OR    97211        .0000       10/04/99        110,000.00
1


    0431586791                         .0000       12/01/99            00
    956146                             .0000       11/01/14            0
    0                                  .0000       00/00/00        00/00/00
    736/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      180                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3232145                           8.8750        268,000.00        100
    BAGNES              MARTE         8.8750        266,766.43         ZZ
    32302 JEAN DRIVE                  8.6250          2,132.33         1
                                       .0000          2,132.33         80
    UNION CITY      CA    94587        .0000       01/27/00        335,000.00
    0431893908                         .0000       03/01/00            00
    100190875                          .0000       02/01/15            0
    0                                  .0000       00/00/00        00/00/00
    736/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      180                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3428180                           8.2500         58,100.00        100
    FULLER              ANTHONY       8.2500         57,597.93         ZZ
    812 EMBERCREST DRIVE              8.0000            436.49         1
                                       .0000            436.49         70
    ARLINGTON       TX    76017        .0000       08/30/99         83,000.00
    125630301                          .0000       10/01/99            00
    125630301                          .0000       09/01/29            0
    0                                  .0000       00/00/00        00/00/00
    560/560                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3461940                           9.8750        133,000.00        100
    WALTON              THOMAS        9.8750        132,755.32         ZZ
1


    9411 GOLDENROD ROAD               9.6250          1,154.90         4
                                       .0000          1,154.90         95
    THONOTOSASSA    FL    33592        .0000       06/02/00        140,000.00
    0432312890                         .0000       07/01/00            11
    WALTON                             .0000       06/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3480597                           8.8750        161,700.00        100
    DELONGE             MICHAEL       8.8750        161,333.35         ZZ
    1309 QUARTERSTAFF TRAIL           8.6250          1,286.56         1
                                       .0000          1,286.56         70
    MOUNT AIRY      MD    21771        .0000       05/26/00        231,040.00
    0432053452                         .0000       07/01/00            00
    30100045                           .0000       06/01/30            0
    0                                  .0000       00/00/00        00/00/00
    696/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3485679                           8.8750         75,000.00        100
    THOMPSON            ELIZABETH     8.8750         74,957.95         ZZ
    229 FOREST LANE                   8.6250            596.74         1
                                       .0000            596.74         77
    STAR            SC    29684        .0000       08/09/00         98,000.00
    0432254597                         .0000       10/01/00            00
    0013121736                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000
1




    3501460                           8.2500        374,250.00        100
    BRYAN               ANDREA        8.2500        373,040.23         ZZ
    18925 SARA PARK CIRCLE            8.0000          2,811.62         1
                                       .0000          2,811.62         75
    SARATOGA        CA    95070        .0000       04/26/00        499,000.00
    0432174142                         .0000       06/01/00            00
    16900444                           .0000       05/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E84/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3514675                           8.8750        169,400.00        100
    O'CONNOR            CYNTHIA       8.8750        169,015.89         ZZ
    6503 TASSIA DRIVE                 8.6250          1,347.82         1
                                       .0000          1,347.82         70
    ALEXANDRIA      VA    22315        .0000       06/09/00        242,000.00
    0432224236                         .0000       07/01/00            00
    23300072                           .0000       06/01/30            0
    0                                  .0000       00/00/00        00/00/00
    696/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3533007                           8.8750        115,200.00        100
    SHEA                MICHAEL       8.8750        115,004.82         ZZ
    19428 ZION STREET                 8.6250            916.58         1
                                       .0000            916.58         90
    CORNELIUS       NC    28031        .0000       06/06/00        128,000.00
    0249557134                         .0000       08/01/00            14
    0249557134                         .0000       07/01/30           35
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3561968                           8.8750        123,000.00        100
    HANSON              DANIEL        8.8750        122,931.04         ZZ
    14919 E MEADOWS ROAD              8.6250            978.65         1
                                       .0000            978.65         64
    MICA            WA    99023        .0000       08/30/00        193,000.00
    0432296614                         .0000       10/01/00            00
    0021625249                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3575049                           9.0000        179,900.00        100
    LINN                JOHN          9.0000        179,602.97         ZZ
    8573 YODER STREET                 8.7500          1,447.52         1
                                       .0000          1,447.52         70
    MANASSAS        VA    20110        .0000       06/30/00        257,000.00
    0432228203                         .0000       08/01/00            00
    21400077                           .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    696/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3593586                           9.1250        260,600.00        100
    NICKS               JOHN          9.1250        260,321.58         ZZ
    1335 MOORE PLACE SW               8.8750          2,120.33         1
                                       .0000          2,120.33         75
    LEESBURG        VA    20175        .0000       07/11/00        347,470.00
    0432227973                         .0000       09/01/00            00
    24099156                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    696/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3596583                           9.8750         31,500.00        100
    ZOGLMANN            MARCUS        9.8750         31,485.69         ZZ
    1445 WEST 80TH AVENUE NORTH       9.6250            273.53         1
                                       .0000            273.53         75
    CONWAY SPRINGS  KS    67031        .0000       08/07/00         42,000.00
    0432296663                         .0000       10/01/00            00
    9994437000000                      .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    H93/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    3597281                           9.2500         40,800.00        100
    ANDERSON            JULIE         9.2500         40,749.04         ZZ
    52 S TYLER STREET                 9.0000            335.65         1
                                       .0000            335.65         80
    BEVERLY HILLS   FL    34465        .0000       07/25/00         51,000.00
    0432296606                         .0000       09/01/00            00
    89968                              .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3608269                           9.7500         49,000.00        100
    STANISZEWSKI        JUDITH        9.7500         48,868.79         ZZ
    402-404 E CONCONDIA AVENUE        9.5000            420.99         2
                                       .0000            420.99         70
    MILWAUKEE       WI    53212        .0000       06/13/00         70,000.00
    0409736                            .0000       08/01/00            00
    0409736                            .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3616575                           8.5000         74,880.00        100
    DIVENS              RODGER        8.5000         74,880.00         ZZ
    680 MOON BEAM LANE                8.2500            575.76         1
                                       .0000            575.76         78
    BELGRADE        MT    59714        .0000       09/20/00         96,000.00
    0432308641                         .0000       11/01/00            00
    9038418                            .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    T44/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3619197                           8.8750        128,800.00        100
    SMITH               HERBERT       8.8750        128,581.74         ZZ
    3455 SOCRATES DRIVE               8.6250          1,024.80         1
                                       .0000          1,024.80         80
    RENO            NV    89512        .0000       06/26/00        161,000.00
    0432307643                         .0000       08/01/00            00
    0050132802                         .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    593/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3619945                           8.5000         55,250.00        100
    LANE                ROBERT        8.5000         55,182.83         ZZ
    8584 JAMESTOWN WAY                8.2500            424.82         1
                                       .0000            424.82         85
    JONESBORO       GA    30238        .0000       07/21/00         65,000.00
1


    0432312932                         .0000       09/01/00            11
    901777                             .0000       08/01/30           12
    0                                  .0000       00/00/00        00/00/00
    E45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3622350                           9.8750         25,500.00        100
    KESSLER             LEATRICE      9.8750         24,694.34         ZZ
    3771 ENVIRON BLVD                 9.6250            221.43         1
                                       .0000            221.43         85
    LAUDERHILL      FL    33319        .0000       07/28/00         30,000.00
    0432296689                         .0000       09/01/00            11
    90547                              .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           08             0           00/00/00
                                        O             .0000


    3623810                           9.3750         91,900.00        100
    KING                JOHN          9.3750         91,759.68         ZZ
    762 SE BREITENBUSH LANE           9.1250            764.38         1
                                       .0000            764.38         80
    BEND            OR    97702        .0000       06/19/00        114,900.00
    0432167559                         .0000       08/01/00            00
    0003114618                         .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3629293                           8.8750        390,000.00        100
    MOHAN               V JOSEPH      8.8750        389,339.20         ZZ
1


    440 BEAUME CT                     8.6250          3,103.02         1
                                       .0000          3,103.02         75
    MOUNTAIN VIEW   CA    94043        .0000       07/25/00        520,000.00
    16597015                           .0000       08/01/00            00
    16597015                           .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    405/405                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    3632445                           8.7500        113,650.00        100
    BRODSKI             JOSEPH        8.7500        113,584.61         ZZ
    640 SOUTH YOUNGFIELD CT           8.5000            894.09         1
                                       .0000            894.09         78
    LAKEWOOD        CO    80228        .0000       08/09/00        146,000.00
    0432307866                         .0000       10/01/00            00
    0021295472                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    3637915                           9.7500        144,500.00        100
    SHIELDS             ALVIN         9.7500        144,432.58         ZZ
    7601 SOUTH MORGAN AVENUE          9.5000          1,241.48         4
                                       .0000          1,241.48         88
    CHICAGO         IL    60620        .0000       08/08/00        165,000.00
    0432273233                         .0000       10/01/00            11
    0020242822                         .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3642715                           8.8750         57,000.00        100
    SALAZAR             ELEAZAR       8.8750         56,968.04         ZZ
    2967 E IOWA AVENUE                8.6250            453.52         3
                                       .0000            453.52         95
    FRESNO          CA    93701        .0000       08/24/00         60,000.00
    0432298644                         .0000       10/01/00            04
    0015425754                         .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3646490                           8.7500        113,000.00        100
    LEWIS               JENNIE        8.7500        112,869.50         ZZ
    117 HUCKLEBERRY DRIVE             8.5000            888.97         1
                                       .0000            888.97         80
    LA PLATA        MD    20646        .0000       07/21/00        143,000.00
    0432261816                         .0000       09/01/00            00
    0000069998                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E86/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    3650729                           9.5000        134,000.00        100
    MUIR                KIMBERLY      9.5000        133,934.08         ZZ
    18723 HILLTOP DR                  9.2500          1,126.75         1
                                       .0000          1,126.75         80
    RIVERVIEW       MI    48192        .0000       08/28/00        167,500.00
    0432302024                         .0000       10/01/00            00
    901091062                          .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    A33/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3651461                           8.7500        180,000.00        100
    TURK                GLORIA        8.7500        179,401.70         ZZ
    4105 BENT RIVER LANE              8.5000          1,416.06         1
                                       .0000          1,416.06         79
    BIRMINGHAM      AL    35216        .0000       04/14/00        228,000.00
    0432184216                         .0000       06/01/00            00
    1381600                            .0000       05/01/30            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3655787                           9.0000        520,000.00        100
    FRATTAROLI          DONATO        9.0000        519,715.96         ZZ
    10 HARRIS STREET                  8.7500          4,184.04         3
                                       .0000          4,184.04         65
    BOSTON          MA    02113        .0000       08/24/00        800,000.00
    0432298602                         .0000       10/01/00            00
    1000220742                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3656773                           9.1250        120,600.00        100
    LUSK                STACYE        9.1250        120,535.82         ZZ
    434A TARPON AVE                   8.8750            981.24         1
                                       .0000            981.24         90
    FERNANDINA BEA  FL    32034        .0000       08/03/00        134,000.00
    211539                             .0000       10/01/00            14
    211539                             .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    A50/A50                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3660188                           8.6250        205,600.00        100
    CLARK               PETER         8.6250        205,478.61         ZZ
    17421 MARTHA STREET (ENCI         8.3750          1,599.14         1
                                       .0000          1,599.14         80
    LOS ANGELES     CA    91316        .0000       07/28/00        257,000.00
    0412067001                         .0000       10/01/00            00
    0412067001                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3662969                           8.6250        178,400.00        100
    AANESTAD            CYNTHIA       8.6250        178,294.67         ZZ
    1507 12TH STREET                  8.3750          1,387.58         1
                                       .0000          1,387.58         80
    ANACORTES       WA    98221        .0000       08/07/00        223,000.00
    0432298511                         .0000       10/01/00            00
    0021072624                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3664537                           8.6250         57,000.00        100
    WHEAT               MARY          8.6250         56,932.46         ZZ
    1400 JEFFERSON COURT              8.3750            443.34         1
                                       .0000            443.34         68
    BLUE SPRINGS    MO    64015        .0000       08/03/00         84,000.00
    0412022675                         .0000       09/01/00            00
    0412022675                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    3666830                           8.2500        288,000.00        100
    MURATA              AKIYO         8.2500        287,631.44         ZZ
    37 HUI ROAD #F                    7.7500          2,163.65         1
                                       .0000          2,163.65         90
    LAHAINA         HI    96761        .0000       08/07/00        320,000.00
    16760035                           .0000       09/01/00            10
    16760035                           .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    405/405                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3669869                           8.8750        268,100.00        100
    HINH                THANH         8.8750        267,798.27         ZZ
    698 CREEKFIELD DRIVE              8.6250          2,133.13         1
                                       .0000          2,133.13         70
    SAN JOSE        CA    95136        .0000       07/24/00        383,000.00
    9023479488                         .0000       09/01/00            00
    9023479488                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    461/461                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3669880                           8.7500        289,600.00        100
    GORDON              ROBERT        8.7500        289,265.54         ZZ
    1232 SOUTH WESTLAKE BOULEVARD     8.5000          2,278.29         1
                                       .0000          2,278.29         80
    WESTLAKE VILLA  CA    91361        .0000       06/29/00        362,000.00
1


    9030036677                         .0000       09/01/00            00
    9030036677                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    461/461                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3673879                           8.9900         65,000.00        100
    PRUITT              RANDALL       8.9900         64,928.57         ZZ
    2717 BUFORD HIGHWAY               8.7400            522.54         1
                                       .0000            522.54         73
    CUMMING         GA    30041        .0000       07/12/00         90,000.00
    0432236214                         .0000       09/01/00            00
    11659                              .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    G13/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3673902                           9.0000        200,000.00        100
    FITZGERALD          JANICE        9.0000        199,445.50         ZZ
    4509 DECATUR HIGHWAY              8.7500          1,609.25         1
                                       .0000          1,609.25         66
    TEN MILE        TN    37880        .0000       04/20/00        306,500.00
    0000026975                         .0000       06/01/00            00
    0000026975                         .0000       05/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3678118                           8.5000        135,000.00        100
    HUFNAGLE            GARY          8.5000        133,710.58         ZZ
1


    2 CUNHA ROAD                      8.2500          1,038.03         1
                                       .0000          1,038.03         90
    PEABODY         MA    01960        .0000       06/28/99        150,000.00
    0432201754                         .0000       08/01/99            10
    4870046                            .0000       07/01/29           25
    0                                  .0000       00/00/00        00/00/00
    F28/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3678173                           8.5000         72,250.00        100
    GAUVIN              RONALD        8.5000         72,117.79         ZZ
    169 HOLLAND STREET                8.2500            555.53         1
                                       .0000            555.53         85
    CRANSTON        RI    02920        .0000       06/20/00         85,000.00
    0432194769                         .0000       08/01/00            10
    5632510                            .0000       07/01/30           25
    0                                  .0000       00/00/00        00/00/00
    F28/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3678180                           8.6250        295,000.00        100
    FOOR SR             ARCHIE        8.6250        294,295.78         ZZ
    6877 DUBLIN ROAD                  8.3750          2,294.48         1
                                       .0000          2,294.48         59
    DELAWARE        OH    43015        .0000       05/22/00        500,000.00
    0432198216                         .0000       07/01/00            00
    5643731                            .0000       06/01/30            0
    0                                  .0000       00/00/00        00/00/00
    F28/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3678190                           8.6250        350,000.00        100
    BRAASTAD            WILLIAM       8.6250        349,375.63         ZZ
    2382 NORTH REFUGIO ROAD           8.3750          2,722.26         1
                                       .0000          2,722.26         68
    SANTA YNEZ      CA    93460        .0000       06/20/00        520,000.00
    0432192490                         .0000       08/01/00            00
    5659681                            .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    F28/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3678226                           8.2500        262,565.00        100
    MCLEAN              STEVEN        8.2500        262,059.25         ZZ
    25839 DE QUINCY PL                8.0000          1,972.56         1
                                       .0000          1,972.56         70
    STEVENSON RANC  CA    91381        .0000       06/20/00        377,565.00
    0432198364                         .0000       08/01/00            00
    5745779                            .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    F28/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3680335                           8.8750        161,250.00        100
    DAILEY              FRANCES       8.8750        161,159.60         ZZ
    15637 SOUTH TARRANT AVENUE        8.6250          1,282.98         1
                                       .0000          1,282.98         75
    COMPTON AREA    CA    90220        .0000       08/01/00        215,000.00
    0412077596                         .0000       10/01/00            00
    0412077596                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3681439                           8.5000        265,000.00        100
    COREY               ELLEN         8.5000        264,477.79         ZZ
    790 LEONARD STREET                8.2500          2,037.62         1
                                       .0000          2,037.62         80
    ASHLAND         OR    97520        .0000       07/19/00        331,300.00
    0432213510                         .0000       09/01/00            00
    60802149                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E84/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3682632                           8.6250        128,000.00        100
    PERRY               CHARLES       8.6250        127,924.43         ZZ
    294 SWIFT CREEK ROAD              8.3750            995.57         1
                                       .0000            995.57         77
    CORDELE         GA    31015        .0000       08/25/00        168,000.00
    0432299659                         .0000       10/01/00            00
    0021809496                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3683193                           8.8750        224,000.00        100
    MARKS               YONAH         8.8750        223,874.42         ZZ
    3950 KALAI WAA ST #A-102          8.6250          1,782.25         1
                                       .0000          1,782.25         80
    KIHEI           HI    96753        .0000       08/24/00        280,000.00
    6000162640                         .0000       10/01/00            00
    6000162640                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    676/676                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3687301                           9.7500        135,000.00        100
    PATTERSON           CHRISTINE     9.7500        135,000.00         ZZ
    2070 CACTUS LANE                  9.5000          1,159.86         1
                                       .0000          1,159.86         90
    CUMMING         GA    30040        .0000       09/07/00        150,000.00
    0432309979                         .0000       11/01/00            01
    3063545                            .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3692785                           8.5000         44,000.00        100
    GOMEZ               ANA           8.5000         43,973.35         ZZ
    14631 CHRISTINE DRIVE #23         8.2500            338.32         1
                                       .0000            338.32         80
    WHITTIER        CA    90605        .0000       08/03/00         55,000.00
    0432239267                         .0000       10/01/00            00
    83502927                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    G52/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3693357                           8.7500        200,000.00        100
    APPLEYARD           JAMES         8.7500        199,884.93         ZZ
    92 PAINTER HILL ROAD              8.5000          1,573.40         1
                                       .0000          1,573.40         75
    WOODBURY        CT    06798        .0000       08/10/00        270,000.00
    0400295283                         .0000       10/01/00            00
    0400295283                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3695016                           8.7500        108,750.00        100
    PARKE               ROBERT        8.7500        108,624.40         ZZ
    782 NORTH 800 EAST 34             8.5000            855.54         1
                                       .0000            855.54         75
    PROVO           UT    84606        .0000       07/11/00        145,000.00
    0432225555                         .0000       09/01/00            00
    1529323                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    623/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3695791                           8.8750        350,000.00        100
    MARKUS-DEMCHAK      LAURA         8.8750        349,606.11         T
    911 UNITED ST #7                  8.6250          2,784.76         1
                                       .0000          2,784.76         65
    KEY WEST        FL    33040        .0000       07/12/00        540,000.00
    0000088783                         .0000       09/01/00            00
    0000088783                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3695796                           9.2500        124,800.00        100
    DRIVAS              MAGDALINI     9.2500        124,538.19         ZZ
    2121 NARNIA DR                    9.0000          1,026.70         1
                                       .0000          1,026.70         80
    YORK            PA    17404        .0000       05/31/00        156,000.00
1


    0009573176                         .0000       07/01/00            00
    0009573176                         .0000       06/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3696123                           8.8750        115,500.00        100
    MANN                F FRED        8.8750        115,500.00         ZZ
    4236-4638 LORI DRIVE              8.6250            918.97         2
                                       .0000            918.97         70
    ROCKFORD        IL    61114        .0000       09/15/00        165,000.00
    0432315430                         .0000       11/01/00            00
    901450041                          .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    B90/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3696177                           8.7500        284,000.00        100
    KOENIG              RICHARD       8.7500        283,339.22         ZZ
    116  WATERVIEW DRIVE              8.5000          2,234.23         1
                                       .0000          2,234.23         80
    HOT SPRINGS     AR    71913        .0000       05/15/00        355,000.00
    28706075                           .0000       07/01/00            00
    28706075                           .0000       06/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3696183                           8.8750        325,000.00        100
    PHILIPSON           MICHAEL       8.8750        324,634.25         ZZ
1


    123  OZONA DR                     8.6250          2,585.85         1
                                       .0000          2,585.85         73
    PALM HARBOR     FL    34683        .0000       07/10/00        450,000.00
    6236251770                         .0000       09/01/00            00
    6236251770                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3696193                           8.8750        284,925.00        100
    AIKAWA              TAKUMI        8.8750        284,604.34         ZZ
    1811  PETRIG CT                   8.6250          2,267.00         1
                                       .0000          2,267.00         75
    TRACY           CA    95376        .0000       07/12/00        379,900.00
    6854768873                         .0000       09/01/00            00
    6854768873                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3696197                           8.8750        392,950.00        100
    ZAMAN               EBRAHIM       8.8750        392,284.20         ZZ
    3383  ALANA DR                    8.6250          3,126.49         1
                                       .0000          3,126.49         73
    LOS ANGELES     CA    91403        .0000       06/22/00        542,000.00
    6959654622                         .0000       08/01/00            00
    6959654622                         .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3697639                          10.1250         20,000.00        100
    LEVY                GILBERT      10.1250         19,991.39         ZZ
    3045 PARK LANE #1070              9.8750            177.36         1
                                       .0000            177.36         80
    DALLAS          TX    75220        .0000       08/14/00         25,000.00
    0412072357                         .0000       10/01/00            00
    0412072357                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3702146                           9.1250        158,000.00        100
    DELLINGER           H WAYNE       9.1250        157,831.18         ZZ
    12765 COLUMBINE DR                8.8750          1,285.55         1
                                       .0000          1,285.55         74
    LONGMONT        CO    80501        .0000       07/31/00        215,000.00
    955017                             .0000       09/01/00            00
    955017                             .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    253/253                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3703127                           9.2500         57,500.00        100
    SNEDECOR            SUSANNE       9.2500         57,470.19         ZZ
    3546 NO PALO VERDE BLVD           9.0000            473.04         1
                                       .0000            473.04         69
    LAKE HAVASU CI  AZ    86404        .0000       08/29/00         84,000.00
    0432295590                         .0000       10/01/00            00
    0012940581                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3703205                           9.7500        121,500.00        100
    ROLLINS             JOHN          9.7500        121,443.32         ZZ
    604 E 47TH TERRACE                9.5000          1,043.87         1
                                       .0000          1,043.87         90
    KANSAS CITY     MO    64110        .0000       08/21/00        135,000.00
    0432296549                         .0000       10/01/00            04
    14618                              .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    H93/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3704060                           9.2500        235,000.00        100
    JIMERSON            LULA          9.2500        234,878.17         ZZ
    26759 CALAROGA AVENUE             9.0000          1,933.29         1
                                       .0000          1,933.29         74
    HAYWARD         CA    94545        .0000       08/21/00        318,000.00
    0432317378                         .0000       10/01/00            00
    0015428006                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3704089                           9.5000         56,700.00        100
    MELENDEZ            JESUS         9.5000         56,672.12         ZZ
    10435 NEWCOMB DRIVE               9.2500            476.76         1
                                       .0000            476.76         90
    DALLAS          TX    75228        .0000       08/31/00         63,000.00
    0432308997                         .0000       10/01/00            11
    3488608                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3705490                           8.7500        400,000.00        100
    WAGNER              NICHOLAS      8.7500        399,769.86         T
    2030 ALOHA DR                     8.5000          3,146.81         1
                                       .0000          3,146.81         62
    SOUTH LAKE TAH  CA    96150        .0000       08/23/00        650,000.00
    0432307809                         .0000       10/01/00            00
    0013972351                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3706414                           9.8750        182,700.00        100
    LUDWIG              DANIEL        9.8750        182,700.00         ZZ
    1863 NORTH BALDWIN ROAD           9.6250          1,586.47         1
                                       .0000          1,586.47         90
    OXFORD          MI    48371        .0000       09/19/00        203,000.00
    0432296564                         .0000       11/01/00            14
    009033319                          .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    T44/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3707595                           9.7500        108,000.00        100
    WELLS               MARK          9.7500        107,847.60         ZZ
    4808 WEST WIND TRAIL              9.5000            927.89         4
                                       .0000            927.89         90
    AUSTIN          TX    78745        .0000       05/31/00        120,000.00
    0432287159                         .0000       08/01/00            10
    74501068                           .0000       07/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    G52/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3707621                           8.7500        130,050.00        100
    BAKKE JR            JAMES         8.7500        129,727.09         ZZ
    15310 MACADAM ROAD SOUTH A-20     8.5000          1,023.10         1
                                       .0000          1,023.10         90
    TUKWILA         WA    98188        .0000       07/19/00        144,500.00
    0432273357                         .0000       09/01/00            14
    06503171                           .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    F36/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3708138                           9.8750        176,400.00        100
    CUNDY               ROSE          9.8750        176,319.86         ZZ
    412 DATE PALM CT NE 7             9.6250          1,531.77         1
                                       .0000          1,531.77         90
    ST PETERSBURG   FL    33703        .0000       08/31/00        196,000.00
    0432296648                         .0000       10/01/00            01
    0021271135                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    3708354                           9.0000         56,000.00        100
    SANDOVAL            JESUS         9.0000         56,000.00         ZZ
    1401 SYLVAN DRIVE                 8.7500            450.59         1
                                       .0000            450.59         80
    PLANO           TX    75074        .0000       09/01/00         70,000.00
1


    0432295558                         .0000       11/01/00            00
    0021676812                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3709036                           8.7500        139,500.00        100
    WEINBERG            KENNETH       8.7500        139,419.74         ZZ
    2700 N HORSESHOE                  8.5000          1,097.45         1
    #79                                .0000          1,097.45         90
    FLAGSTAFF       AZ    86004        .0000       08/30/00        155,000.00
    0432299378                         .0000       10/01/00            04
    0021688361                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    3712540                           8.8750        285,000.00        100
    CHADWICK            JOHN          8.8750        284,679.26         ZZ
    4185 KNIGHTSEN AVENUE             8.6250          2,267.59         1
                                       .0000          2,267.59         75
    OAKLEY          CA    94561        .0000       07/24/00        385,000.00
    0432219111                         .0000       09/01/00            00
    1379319                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3713088                           8.8750        159,000.00        100
    GIBSON              CARLEN        8.8750        158,910.86         ZZ
1


    3547 MONTERO ROAD                 8.6250          1,265.08         1
                                       .0000          1,265.08         71
    CAMERON PARK    CA    95682        .0000       08/11/00        225,000.00
    0412082125                         .0000       10/01/00            00
    0412082125                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3714088                           9.6250        110,500.00        100
    FELICE              SHARON        9.6250        110,393.70         ZZ
    11321 BAROQUE ROAD                9.3750            939.24         1
                                       .0000            939.24         65
    SILVER SPRING   MD    20901        .0000       07/24/00        170,000.00
    0432224046                         .0000       09/01/00            00
    0072371412                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    369/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3714528                           8.5000        131,900.00        100
    PHAM                GIA           8.5000        131,820.09         ZZ
    9100 CONSERVATION WAY             8.2500          1,014.20         1
                                       .0000          1,014.20         80
    SPRINGFIELD     VA    22153        .0000       09/08/00        164,900.00
    0432311595                         .0000       10/01/00            00
    0003642733                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000
1




    3714972                           9.2500         55,900.00        100
    HERNANDEZ           FERNANDO      9.2500         55,871.02         ZZ
    14706 OAK PINES DRIVE             9.0000            459.88         1
                                       .0000            459.88         70
    HOUSTON         TX    77040        .0000       08/30/00         79,900.00
    0432299162                         .0000       10/01/00            00
    0021706874                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3715076                           8.6250        168,000.00        100
    ARTEAGA             OFELIA        8.6250        167,900.81         ZZ
    1627 CHICAGO AVENUE               8.3750          1,306.69         1
                                       .0000          1,306.69         74
    MODESTO         CA    95358        .0000       08/26/00        230,000.00
    0432306496                         .0000       10/01/00            00
    0019602440                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3716347                           8.3750         79,350.00        100
    BLANCHET            RAYMOND       8.3750         79,251.01         ZZ
    9151  WEST GREENWAY RD #176       8.1250            603.12         1
                                       .0000            603.12         90
    PEORIA          AZ    85381        .0000       07/28/00         88,195.00
    0399010                            .0000       09/01/00            12
    0399010                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3716361                           8.7500        169,000.00        100
    ALLEMAND            CHERYL        8.7500        168,706.18         ZZ
    1641  WEST CARLA VIST             8.5000          1,329.52         1
                                       .0000          1,329.52         89
    CHANDLER        AZ    85224        .0000       06/26/00        191,000.00
    0411007                            .0000       08/01/00            01
    0411007                            .0000       07/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3716363                           8.5000        400,000.00        100
    MULLEN              STACIE        8.5000        397,506.56         ZZ
    400  FLAGSHIP DR #50              8.2500          3,075.65         1
                                       .0000          3,075.65         87
    NAPLES          FL    34108        .0000       07/06/00        460,000.00
    0411122                            .0000       09/01/00            12
    0411122                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3716366                           9.1250        113,400.00        100
    RAOUF               PAYMON        9.1250        113,217.57         ZZ
    450  INGLEWOOD CIR                8.8750            922.66         1
                                       .0000            922.66         90
    LAS VEGAS       NV    89123        .0000       06/20/00        126,000.00
    0411529                            .0000       08/01/00            12
    0411529                            .0000       07/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3716368                           8.1250         94,500.00        100
    MELCH               GEORGE        8.1250         94,313.29         ZZ
    21650  LINCOLN DR                 7.8750            701.66         1
                                       .0000            701.66         69
    BROWNSTON       MI    48192        .0000       06/30/00        138,353.00
    0411688                            .0000       08/01/00            00
    0411688                            .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3716374                           8.7500        154,000.00        100
    PILAWSKI            WILLIAM       8.7500        153,705.99         ZZ
    4076  WEST LAREDO ST              8.5000          1,211.52         1
                                       .0000          1,211.52         73
    CHANDLER        AZ    85226        .0000       07/14/00        213,000.00
    0412137                            .0000       09/01/00            00
    0412137                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    3716375                           9.0000         75,000.00        100
    DETTO               MARY          9.0000         74,917.75         ZZ
    2475  MAXWELL LN                  8.7500            603.47         1
                                       .0000            603.47         26
    SEDONA          AZ    86336        .0000       07/06/00        290,000.00
    0412184                            .0000       09/01/00            00
    0412184                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3716376                           8.6250         83,000.00        100
    LYMAN JR            LLOYD         8.6250         82,901.63         ZZ
    40246  NORTH 54TH STRE            8.3750            645.57         1
                                       .0000            645.57         37
    CAVE CREEK      AZ    85331        .0000       07/11/00        230,000.00
    0412190                            .0000       09/01/00            00
    0412190                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3716377                           8.5000        125,955.00        100
    CHRISTENSEN         SUSANNE       8.5000        125,801.92         ZZ
    3513  NORTH PINTO LN              8.2500            968.48         1
                                       .0000            968.48         90
    SCOTTSDALE      AZ    85251        .0000       07/13/00        139,950.00
    0412529                            .0000       09/01/00            12
    0412529                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3716379                           9.1250        112,500.00        100
    BUONINCO            MARK          9.1250        112,319.01         ZZ
    821  EAST EDGEMONT A              8.8750            915.34         1
                                       .0000            915.34         90
    PHOENIX         AZ    85006        .0000       06/30/00        125,000.00
1


    0412698                            .0000       08/01/00            12
    0412698                            .0000       07/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3716381                           9.2500        189,900.00        100
    LONG                JANINE        9.2500        189,602.37         ZZ
    6025  EAST BECK LN                9.0000          1,562.26         1
                                       .0000          1,562.26         90
    SCOTTSDALE      AZ    85254        .0000       07/07/00        211,000.00
    0412793                            .0000       08/01/00            12
    0412793                            .0000       07/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3716384                           8.3750        293,310.00        100
    OSORIO              MICHAEL       8.3750        292,944.11         ZZ
    810  LEES AVENUE                  8.1250          2,229.37         1
                                       .0000          2,229.37         90
    LONG BEACH      CA    90815        .0000       07/10/00        325,900.00
    0412971                            .0000       09/01/00            11
    0412971                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3716392                           9.1250        650,000.00        100
    FREEMAN             MARK          9.1250        649,305.57         ZZ
1


    2047S RIDGEHILL DRIVE             8.8750          5,288.61         1
                                       .0000          5,288.61         73
    BOUNTIFUL       UT    84010        .0000       07/06/00        900,000.00
    0413756                            .0000       09/01/00            00
    0413756                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3716393                           8.5000         80,000.00        100
    GRAEVE              CLARK         8.5000         79,902.73         ZZ
    10588  EAST MISSION LN            8.2500            615.13         1
                                       .0000            615.13         34
    SCOTTSDALE      AZ    85258        .0000       07/26/00        238,000.00
    0413816                            .0000       09/01/00            00
    0413816                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    3716396                           8.5000        270,000.00        100
    MEADOR              FAYE          8.5000        269,671.70         ZZ
    3030  IRONWOOD CT                 8.2500          2,076.07         1
                                       .0000          2,076.07         90
    CAREFREE        AZ    85377        .0000       07/26/00        300,000.00
    0414067                            .0000       09/01/00            12
    0414067                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000
1




    3716397                           8.7500         90,000.00        100
    OLSON               HANS          8.7500         89,896.06         ZZ
    6602  EAST 3RD ST                 8.5000            708.03         1
                                       .0000            708.03         60
    SCOTTSDALE      AZ    85251        .0000       07/21/00        150,000.00
    0414247                            .0000       09/01/00            00
    0414247                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3716398                           8.7500        103,950.00        100
    SPINOSA             LAWRENCE      8.7500        103,829.94         ZZ
    6417  PLACER DR                   8.5000            817.78         1
                                       .0000            817.78         90
    LAS VEGAS       NV    89103        .0000       07/20/00        115,500.00
    0414674                            .0000       09/01/00            12
    0414674                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3716401                           9.1250        112,410.00        100
    BUONINCONTRO        MARK          9.1250        112,289.91         ZZ
    2222  NORTH RICHLAND              8.8750            914.60         1
                                       .0000            914.60         90
    PHOENIX         AZ    85006        .0000       07/14/00        124,900.00
    0414767                            .0000       09/01/00            12
    0414767                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3716408                           8.3750        150,000.00        100
    WESTERMANN          JAMES         8.3750        149,812.88         ZZ
    13361  WEST PALM LANE             8.1250          1,140.11         1
                                       .0000          1,140.11         60
    GOODYEAR        AZ    85338        .0000       07/25/00        250,000.00
    0416199                            .0000       09/01/00            00
    0416199                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    3716414                           9.1250        250,000.00        100
    CAPPELLI            TERESA        9.1250        249,732.91         ZZ
    4  FERNWAY                        8.8750          2,034.08         1
                                       .0000          2,034.08         56
    NORTH READI     MA    01864        .0000       07/11/00        450,000.00
    0402872                            .0000       09/01/00            00
    0402872                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3716474                           8.8750        183,000.00        100
    KNAUF               DAVID         8.8750        182,794.06         ZZ
    29  WEST FARM RD                  8.6250          1,456.03         1
                                       .0000          1,456.03         60
    WEST TISBURY    MA    02575        .0000       07/21/00        310,000.00
    0411767                            .0000       09/01/00            00
    0411767                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3716504                           8.8750        260,000.00        100
    HERRERA             HILDO         8.8750        259,707.40         ZZ
    5709  N GLENWOOD                  8.6250          2,068.68         1
                                       .0000          2,068.68         50
    CHICAGO         IL    60660        .0000       07/24/00        525,000.00
    0412805                            .0000       09/01/00            00
    0412805                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3716512                           9.2500        135,000.00        100
    CONWAY              JOHN          9.2500        134,439.54         ZZ
    5749  NORTH 8TH PLACE             9.0000          1,110.61         1
                                       .0000          1,110.61         90
    PHOENIX         AZ    85014        .0000       06/28/00        150,000.00
    0413014                            .0000       08/01/00            12
    0413014                            .0000       07/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3716524                           9.0000        161,100.00        100
    IN                  BUN           9.0000        160,923.34         ZZ
    615  N ARROWHEAD DR               8.7500          1,296.25         1
                                       .0000          1,296.25         90
    CHANDLER        AZ    85224        .0000       07/26/00        179,000.00
    0413244                            .0000       09/01/00            12
    0413244                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3716538                           8.7500        113,850.00        100
    MAY                 DENNIS        8.7500        113,718.52         ZZ
    4816 WEST KIMBERLY WAY            8.5000            895.66         1
                                       .0000            895.66         90
    GLENDALE        AZ    85308        .0000       07/14/00        126,500.00
    0414018                            .0000       09/01/00            10
    0414018                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3716542                           9.2500        107,550.00        100
    HICKS               CORA          9.2500        107,438.05         ZZ
    5810 WELLINGTON DRIVE             9.0000            884.79         1
                                       .0000            884.79         90
    AUSTIN          TX    78721        .0000       07/21/00        119,500.00
    0414129                            .0000       09/01/00            11
    0414129                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3716559                           8.8750        126,000.00        100
    BERRY               ROBERT        8.8750        125,858.20         ZZ
    14202 NORTH 62ND ST               8.6250          1,002.51         1
                                       .0000          1,002.51         90
    SCOTTSDALE      AZ    85254        .0000       07/21/00        140,000.00
1


    0415056                            .0000       09/01/00            12
    0415056                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3718443                           8.8750        185,500.00        100
    JONES               MICHAEL       8.8750        185,396.01         ZZ
    8814 RAVENSWOOD DRIVE             8.6250          1,475.92         1
                                       .0000          1,475.92         86
    GRANBURY        TX    76049        .0000       08/07/00        217,000.00
    0412062358                         .0000       10/01/00            01
    0412062358                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3721287                           9.2500         55,000.00        100
    ROY                 EDWARD        9.2500         54,971.48         ZZ
    1108 NANETTE LANE                 9.0000            452.48         1
                                       .0000            452.48         37
    PASO ROBLES     CA    93446        .0000       08/04/00        150,000.00
    0432227692                         .0000       10/01/00            00
    512622                             .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E60/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3722783                           9.3750        144,500.00        100
    WHITE               CLARENCE      9.3750        144,427.03         ZZ
1


    1210 FOREST WOOD DRIVE            9.1250          1,201.88         1
                                       .0000          1,201.88         78
    LEWISVILLE      NC    27023        .0000       08/22/00        185,500.00
    0412084659                         .0000       10/01/00            00
    0412084659                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3722785                           9.3750        139,000.00        100
    WHITE               CLARENCE      9.3750        138,929.81         ZZ
    701 WOODVIEW RIDGE TRAIL          9.1250          1,156.13         1
                                       .0000          1,156.13         79
    LEWISVILLE      NC    27023        .0000       08/22/00        176,500.00
    0412087884                         .0000       10/01/00            00
    0412087884                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3722793                           9.1250         92,000.00        100
    WHITE IV            CLARENCE      9.1250         91,951.04         ZZ
    4846 SHATTALON DRIVE              8.8750            748.54         1
                                       .0000            748.54         80
    WINSTON SALEM   NC    27103        .0000       08/22/00        115,000.00
    0412098055                         .0000       10/01/00            00
    0412098055                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3722795                           9.1250        106,400.00        100
    WHITE IV            CLARENCE      9.1250        106,343.37         ZZ
    1085 SEQUOIA DRIVE                8.8750            865.71         1
                                       .0000            865.71         80
    LEWISVILLE      NC    27023        .0000       08/22/00        133,000.00
    0412098550                         .0000       10/01/00            00
    0412098550                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3723068                           9.8750         63,000.00        100
    WILSON              HUGH          9.8750         62,942.52         ZZ
    1616-18 N PRIEUR STREET           9.6250            547.06         2
                                       .0000            547.06         90
    NEW ORLEANS     LA    70119        .0000       07/27/00         70,000.00
    0432269181                         .0000       09/01/00            04
    201930                             .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    L99/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3725660                           8.7500        100,000.00        100
    LITTLE              WILLIAM       8.7500        100,000.00         ZZ
    2908 WINSTON DR                   8.5000            786.70         1
                                       .0000            786.70         65
    CONCORD         NC    28027        .0000       09/12/00        154,000.00
    0432300622                         .0000       11/01/00            00
    600567631                          .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E66/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3725923                           9.5000         60,300.00        100
    FAGIER              FATHIA        9.5000         60,300.00         ZZ
    4417 MARIPOE STREET               9.2500            507.04         1
                                       .0000            507.04         90
    PITTSBURGH      PA    15213        .0000       09/08/00         67,000.00
    0432309953                         .0000       11/01/00            04
    3065142                            .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3726204                           9.7500         54,000.00        100
    ENGLAND             RICHARD       9.7500         54,000.00         ZZ
    RT 3 BOX 120                      9.5000            463.95         1
                                       .0000            463.95         89
    FOUKE           AR    71837        .0000       09/08/00         61,000.00
    0432309060                         .0000       11/01/00            01
    001787724                          .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3726318                           9.3750        150,000.00        100
    JOHNSON             BONNIE        9.3750        150,000.00         ZZ
    2622 SMITH STREET                 9.1250          1,247.63         1
                                       .0000          1,247.63         78
    ROLLING MEADOW  IL    60008        .0000       09/06/00        194,000.00
    0432291946                         .0000       11/01/00            00
    0003639978                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    3726645                           8.6250         55,200.00        100
    ESQUEDA             HERMINIA      8.6250         55,200.00         ZZ
    144 HAWTHORNE DRIVE               8.3750            429.34         1
                                       .0000            429.34         80
    SUNNYSIDE       WA    98944        .0000       09/14/00         69,000.00
    0432308823                         .0000       11/01/00            00
    0008925                            .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    F61/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3726704                           9.1250        132,800.00        100
    AVERY               GEORGE        9.1250        132,729.32         ZZ
    4300 ACROPOLIS COURT              8.8750          1,080.51         4
                                       .0000          1,080.51         80
    AUSTIN          TX    78759        .0000       08/28/00        166,000.00
    0432300093                         .0000       10/01/00            00
    0021669866                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3727147                           9.0000        276,500.00        100
    RIPPY               PATRICIA      9.0000        276,348.97         ZZ
    7496 ROUTT LANE                   8.7500          2,224.78         1
                                       .0000          2,224.78         70
    ARVADA          CO    80005        .0000       08/18/00        395,000.00
    0412080715                         .0000       10/01/00            00
    0412080715                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3727700                           8.7500        155,000.00        100
    HOLLINGSHEAD        DENNIS        8.7500        155,000.00         ZZ
    37 J STREET                       8.5000          1,219.39         1
                                       .0000          1,219.39         71
    HULL            MA    02045        .0000       09/05/00        219,000.00
    0432318335                         .0000       11/01/00            00
    0021744974                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3728688                           8.3750        284,000.00        100
    COUSIMANO           ANTHONY       8.3750        283,823.47         ZZ
    9219 LUBEC STREET                 8.1250          2,158.61         1
                                       .0000          2,158.61         80
    DOWNEY          CA    90240        .0000       08/11/00        355,000.00
    0432296069                         .0000       10/01/00            00
    356672                             .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    765/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3728800                           9.0000        388,000.00        100
    BROWN               MICHAEL       9.0000        387,788.06         ZZ
    1377 ARNOLD DRIVE                 8.7500          3,121.94         1
                                       .0000          3,121.94         80
    ATLANTA         GA    30324        .0000       08/25/00        485,000.00
1


    0432280741                         .0000       10/01/00            00
    0021811252                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3728806                           8.8750         67,200.00        100
    PARSONS             TIM           8.8750         67,162.32         ZZ
    25730 GLEN LOCH DRIVE             8.6250            534.68         1
                                       .0000            534.68         80
    SPRING          TX    77380        .0000       08/31/00         84,000.00
    0432299212                         .0000       10/01/00            00
    0021706080                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3729269                           8.8750        365,000.00        100
    TICHNOR             GERALDINE     8.8750        364,795.37         ZZ
    33 MARTINEZ ROAD                  8.6250          2,904.11         1
                                       .0000          2,904.11         75
    ARROYO SECO     NM    87514        .0000       08/25/00        487,000.00
    0432319002                         .0000       10/01/00            00
    0017383712                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3730217                           9.2500        140,000.00        100
    PEDEN               FRANCES       9.2500        139,927.42         ZZ
1


    213-17 WEST ELM AVENUE            9.0000          1,151.75         3
                                       .0000          1,151.75         63
    FLAGSTAFF       AZ    86001        .0000       08/28/00        225,000.00
    0432315984                         .0000       10/01/00            00
    0021688411                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3730456                           8.7500         93,811.00        100
    PAGE                JOHN          8.7500         93,411.46         ZZ
    880 NORTH SUNNYVALE AVENUE        8.5000            738.02         1
                                       .0000            738.02         70
    GILBERT         AZ    85234        .0000       06/15/00        134,016.00
    0017395534                         .0000       08/01/00            00
    0017395534                         .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    J95/J95                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3730495                           9.0000        136,875.00        100
    GIRARDOT            JOSEPH        9.0000        136,649.01         ZZ
    100 MARINA DR. #210               8.7500          1,101.33         1
                                       .0000          1,101.33         75
    ST. SIMONS ISL  GA    31522        .0000       07/05/00        182,500.00
    0022683874                         .0000       08/01/00            00
    0022683874                         .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    J95/J95                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000
1




    3730513                           8.5000        208,650.00        100
    BASSETT             DAVID         8.5000        208,396.30         ZZ
    12605 JESSE SMITH ROAD            8.2500          1,604.34         1
                                       .0000          1,604.34         66
    MT. AIRY        MD    21771        .0000       07/11/00        318,000.00
    0017471871                         .0000       09/01/00            00
    0017471871                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    J95/J95                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3730515                           8.7500        167,900.00        100
    HERBERT             DOUG          8.7500        167,706.10         ZZ
    3616 SW 36TH TERRACE              8.5000          1,320.87         1
                                       .0000          1,320.87         77
    CAPE CORAL      FL    33914        .0000       08/25/00        219,000.00
    0020065157                         .0000       09/01/00            00
    0020065157                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    J95/J95                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3731459                          10.0000        247,500.00        100
    GONZALEZ            GALINDO      10.0000        247,390.51         ZZ
    7120-26 STUART ST.                9.7500          2,171.99         4
                                       .0000          2,171.99         90
    WESTMINSTER     CO    80030        .0000       08/18/00        275,000.00
    0412102725                         .0000       10/01/00            01
    0412102725                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3732085                           8.8750        592,250.00        100
    BINKNEY,JR.         DAVID         8.8750        591,917.97         ZZ
    2049 KINDERTON MANOR DRIVE        8.6250          4,712.21         1
                                       .0000          4,712.21         75
    DULUTH          GA    30136        .0000       08/11/00        790,000.00
    0432236487                         .0000       10/01/00            00
    3064287                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3732191                           8.7500        333,800.00        100
    KINGDON             CHRIS         8.7500        333,414.50         ZZ
    2461 BRIARWOOD DR                 8.5000          2,626.01         1
                                       .0000          2,626.01         72
    BOULDER         CO    80603        .0000       08/28/00        470,000.00
    11802469                           .0000       09/01/00            00
    11802469                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    405/405                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3732211                           8.7500        432,250.00        100
    GRUBER              GRUBER        8.7500        432,001.30         ZZ
    750 PARK AVE                      8.5000          3,400.52         1
                                       .0000          3,400.52         53
    ATLANTA         GA    30326        .0000       08/28/00        820,000.00
    16762718                           .0000       10/01/00            00
    16762718                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    405/405                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3732543                           9.6250         46,300.00        100
    DUNCAN              RONALD        9.6250         46,300.00         ZZ
    2369 32ND STREET                  9.3750            393.55         1
                                       .0000            393.55         72
    MOLINE          IL    61265        .0000       08/31/00         64,500.00
    0432318939                         .0000       11/01/00            00
    0018935787                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3733772                           9.2500        113,550.00        100
    PYE                 BILLY         9.2500        113,431.81         ZZ
    4601 GILA BEND LANE               9.0000            934.15         1
                                       .0000            934.15         80
    FORT WORTH      TX    76137        .0000       07/27/00        141,938.00
    0432296465                         .0000       09/01/00            00
    0021698428                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3733829                           8.8750        115,000.00        100
    SCHUETT             EVELYN        8.8750        115,000.00         ZZ
    1739 BOULDER STREET               8.6250            915.00         1
                                       .0000            915.00         39
    DENVER          CO    80211        .0000       09/07/00        300,000.00
    0432308906                         .0000       11/01/00            00
    0015439219                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3734358                           8.7500        468,300.00        100
    DUCHAMP             CATHERINE     8.7500        467,693.23         ZZ
    4233 1ST AVENUE NW                8.5000          3,684.12         1
                                       .0000          3,684.12         69
    SEATTLE         WA    98107        .0000       07/19/00        680,000.00
    0432236958                         .0000       09/01/00            00
    0021072731                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3734364                           8.8750        380,000.00        100
    SANDER              HANS          8.8750        379,786.97         ZZ
    811 CRYSTAL MOUNTAIN DRIVE        8.6250          3,023.45         1
                                       .0000          3,023.45         70
    AUSTIN          TX    78733        .0000       08/22/00        550,000.00
    0432239275                         .0000       10/01/00            00
    10070026                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    U42/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3735290                           8.3750         66,000.00        100
    BERTUCCINI JR       PAUL          8.3750         65,958.98         T
    2024 WHISPERING PINES             8.1250            501.65         1
                                       .0000            501.65         80
    DUCK CREEK VIL  UT    84762        .0000       08/29/00         82,500.00
1


    0432306587                         .0000       10/01/00            00
    0019185715                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3735291                           8.7500         63,900.00        100
    LEWIS               MICHAEL       8.7500         63,900.00         ZZ
    337 W 18TH AVE                    8.5000            502.71         1
                                       .0000            502.71         90
    OSHKOSH         WI    54902        .0000       09/08/00         71,000.00
    0432309292                         .0000       11/01/00            01
    0021629258                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3736055                           9.1250        189,000.00        100
    IACCARINO, JR.      MICHAEL       9.1250        188,899.42         ZZ
    118-138 SHORT BEACH ROAD          8.8750          1,537.77         1
                                       .0000          1,537.77         90
    BRANFORD        CT    06405        .0000       08/25/00        210,000.00
    0412027112                         .0000       10/01/00            01
    0412027112                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3736522                           8.7500         59,500.00        100
    BRADLEY             BRENDA        8.7500         59,500.00         ZZ
1


    4301 ROLSTON ROAD                 8.5000            468.09         1
                                       .0000            468.09         38
    LINDEN          MI    48451        .0000       09/08/00        159,500.00
    0432303535                         .0000       11/01/00            00
    965369                             .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    737/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3736951                           8.8750        124,000.00        100
    WHITE               FLORENCE      8.8750        123,860.45         ZZ
    2217 SE 26TH STREET               8.6250            986.60         1
                                       .0000            986.60         71
    CAPE CORAL      FL    33904        .0000       07/31/00        175,000.00
    0432273290                         .0000       09/01/00            00
    0019101369                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3737153                           9.5000         58,800.00        100
    MACH                JEROME        9.5000         58,800.00         ZZ
    410 & 412 EAST 6TH AVENUE         9.2500            494.42         2
                                       .0000            494.42         65
    DEER PARK       WA    99006        .0000       08/30/00         90,500.00
    0432315265                         .0000       11/01/00            00
    81756889                           .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3737424                           9.8750        142,200.00        100
    FLOYD               ERNEST        9.8750        142,070.27         ZZ
    134 VERNON STREET                 9.6250          1,234.79         3
                                       .0000          1,234.79         90
    WORCESTER       MA    01610        .0000       07/28/00        158,000.00
    0432250736                         .0000       09/01/00            01
    031521562                          .0000       08/01/30           30
    0                                  .0000       00/00/00        00/00/00
    P44/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3737764                           8.3750        130,000.00        100
    ANDRADE             ELEZAR        8.3750        129,919.20         ZZ
    1706 TAHOE DRIVE                  8.1250            988.09         1
                                       .0000            988.09         69
    SALINAS         CA    93906        .0000       08/10/00        191,000.00
    0432269033                         .0000       10/01/00            00
    3061804                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3738513                           9.2500         69,250.00        100
    CARMICHAEL          JASON         9.2500         69,067.71         ZZ
    3120 DEVONSHIRE DRIVE #225        9.0000            569.70         1
                                       .0000            569.70         95
    PLANO           TX    75075        .0000       04/21/00         72,900.00
    28840775                           .0000       06/01/00            01
    28840775                           .0000       05/01/30           30
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3738659                           9.7500        120,600.00        100
    COLE                RONALD        9.7500        120,487.02         ZZ
    16402 BOHNHOE STRASSE             9.5000          1,036.14         4
                                       .0000          1,036.14         90
    HOUSTON         TX    77070        .0000       07/18/00        134,000.00
    09750009                           .0000       09/01/00            10
    09750009                           .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3738694                           9.2500        116,000.00        100
    ALLOR               RONALD        9.2500        116,000.00         ZZ
    200 WREN STREET                   9.0000            954.31         1
    #410                               .0000            954.31         80
    TAVERNIER       FL    33070        .0000       09/05/00        145,000.00
    0432295848                         .0000       11/01/00            00
    0019106400                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000


    3738860                           8.7500         66,500.00        100
    BIALOR              RICHARD       8.7500         66,423.20         ZZ
    3346 CAMELOT DRIVE                8.5000            523.16         2
                                       .0000            523.16         70
    LARGO           FL    33771        .0000       07/27/00         95,000.00
    09749430                           .0000       09/01/00            00
    09749430                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3738950                           9.7500        120,600.00        100
    COLE                RONALD        9.7500        120,487.02         ZZ
    16303 BOHNHOF STRASSE             9.5000          1,036.14         1
                                       .0000          1,036.14         90
    HOUSTON         TX    77070        .0000       07/18/00        134,000.00
    9748710                            .0000       09/01/00            10
    9748710                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3738975                           9.7500        120,600.00        100
    WRIGHT              DON           9.7500        120,543.74         ZZ
    16319 BOHNHOF STRASSE             9.5000          1,036.14         1
                                       .0000          1,036.14         90
    HOUSTON         TX    77070        .0000       08/02/00        134,000.00
    09752053                           .0000       10/01/00            10
    09752053                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3739920                           9.5000         67,200.00        100
    MANNING             PUN           9.5000         67,200.00         ZZ
    835 RESEDA                        9.2500            565.05         1
                                       .0000            565.05         80
    HOUSTON         TX    77062        .0000       09/05/00         84,000.00
    0432308971                         .0000       11/01/00            00
    0021707377                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3740528                           9.6250         92,250.00        100
    CHUTE               MICHAEL       9.6250         92,205.80         ZZ
    31145 WINDSOR                     9.3750            784.12         1
                                       .0000            784.12         90
    WESTLAND        MI    48185        .0000       08/11/00        102,500.00
    0412032179                         .0000       10/01/00            01
    0412032179                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3740532                           8.8750        275,000.00        100
    ANTHONY             PHILLIP       8.8750        274,845.83         ZZ
    530 HIGHWAY 335                   8.6250          2,188.02         1
                                       .0000          2,188.02         49
    SHERIDAN        WY    82801        .0000       08/22/00        565,000.00
    0412055147                         .0000       10/01/00            00
    0412055147                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3740535                           9.2500         77,400.00        100
    PRATHER             JERRY         9.2500         77,359.87         ZZ
    1202 THIRD STREET                 9.0000            636.75         1
                                       .0000            636.75         90
    GRANBURY        TX    76048        .0000       08/10/00         86,000.00
1


    0412063786                         .0000       10/01/00            01
    0412063786                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3740545                           9.1250        795,750.00        100
    GILLINGWATER        NORMA         9.1250        795,326.54         ZZ
    4516 ISLAND COVE                  8.8750          6,474.48         1
                                       .0000          6,474.48         32
    AUSTIN          TX    78731        .0000       08/23/00      2,500,000.00
    0412080707                         .0000       10/01/00            00
    0412080707                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3740569                          10.0000         54,900.00        100
    SCOBEE              WILLIAM      10.0000         54,875.71         ZZ
    7510 MANCHESTER AVE.              9.7500            481.79         1
                                       .0000            481.79         90
    KANSAS CITY     MO    64138        .0000       08/28/00         61,000.00
    0412104176                         .0000       10/01/00            10
    0412104176                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3740826                           9.8750        215,100.00        100
    ONEIL               PATRICE       9.8750        214,903.74         ZZ
1


    7 AMVEST DRIVE                    9.6250          1,867.82         1
                                       .0000          1,867.82         90
    PLAINVILLE      MA    02762        .0000       07/28/00        240,000.00
    9732222                            .0000       09/01/00            12
    9732222                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3740879                           8.6250        173,300.00        100
    THOMPSON            ROY           8.6250        173,094.63         ZZ
    1938 83RD AVENUE                  8.3750          1,347.91         1
                                       .0000          1,347.91         67
    OAKLAND         CA    94621        .0000       07/12/00        260,000.00
    9739826                            .0000       09/01/00            00
    9739826                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3740982                           9.8750        100,000.00        100
    DANSBY              KAY           9.8750        100,000.00         ZZ
    3828 FROST RD                     9.6250            868.35         1
                                       .0000            868.35         60
    WEBBERVILLE     MI    48892        .0000       09/06/00        169,300.00
    0432295723                         .0000       11/01/00            00
    H0070014                           .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    A33/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3741966                           9.3750        121,500.00        100
    WHEELER             BARBARA       9.3750        121,500.00         ZZ
    373 WICKENDON STREET              9.1250          1,010.58         2
                                       .0000          1,010.58         90
    PROVIDENCE      RI    02906        .0000       09/11/00        135,000.00
    0432311009                         .0000       11/01/00            11
    0003392396                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3743636                           9.5000         52,200.00        100
    ALLEN               JASON         9.5000         52,174.32         ZZ
    7512 COVENTRY DRIVE               9.2500            438.93         1
                                       .0000            438.93         90
    PORT RICHEY     FL    34668        .0000       08/31/00         58,000.00
    0432296531                         .0000       10/01/00            10
    7201410107                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    Q64/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3743706                           9.0000        396,000.00        100
    GOUDEY              SKY           9.0000        396,000.00         ZZ
    411 SUMMIT LK SHORE RD N          8.7500          3,186.31         1
                                       .0000          3,186.31         80
    OLYMPIA         WA    98502        .0000       09/06/00        495,000.00
    0432308658                         .0000       11/01/00            00
    0021068580                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3743896                           8.7500        128,000.00        100
    OMAN                DOUGLAS       8.7500        127,926.35         ZZ
    14800 SW SURREY CT                8.5000          1,006.98         1
                                       .0000          1,006.98         70
    BEAVERTON       OR    97006        .0000       08/30/00        182,900.00
    0432297596                         .0000       10/01/00            00
    YA008109                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    950/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3743979                           8.3750        139,900.00        100
    CASSADY             DONALD        8.3750        139,900.00         ZZ
    207 SUMMER PLACE                  8.1250          1,063.35         1
                                       .0000          1,063.35         80
    ENUMCLAW        WA    98022        .0000       09/08/00        174,900.00
    0432296796                         .0000       11/01/00            00
    487751                             .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    709/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3744066                           9.0000        111,800.00        100
    MCDONALD            DEBRA         9.0000        111,738.93         ZZ
    9304 EAST TROY AVENUE             8.7500            899.57         1
                                       .0000            899.57         80
    INDIANAPOLIS    IN    46239        .0000       09/01/00        139,800.00
    0432299360                         .0000       10/01/00            00
    0003640638                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3744763                           8.8750        130,200.00        100
    FAILOR              RICK          8.8750        130,127.01         ZZ
    1128 KENT DRIVE                   8.6250          1,035.93         1
                                       .0000          1,035.93         90
    MECHANICSBURG   PA    17055        .0000       08/29/00        144,703.00
    0400312856                         .0000       10/01/00            04
    0400312856                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3744798                           8.5000         71,600.00        100
    BITTERS             DIANE         8.5000         71,556.63         ZZ
    400 ZANG STREET #01-102           8.2500            550.54         1
                                       .0000            550.54         80
    LAKEWOOD        CO    80228        .0000       08/29/00         89,500.00
    0412073603                         .0000       10/01/00            00
    0412073603                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3747053                           9.1250        185,500.00        100
    HUEBNER             JAMES         9.1250        185,301.81         ZZ
    7896 SOUTH LEEWYNN DRIVE          8.8750          1,509.29         1
                                       .0000          1,509.29         70
    SARASOTA        FL    34240        .0000       07/18/00        265,000.00
    0139322                            .0000       09/01/00            00
    0139322                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    076/076                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3747056                           8.1250        110,000.00        100
    HAYMOND             STEVEN        8.1250        109,855.59         ZZ
    2908 BRIARWOOD COURT SOUTH        7.8750            816.75         1
                                       .0000            816.75         68
    PUYALLUP        WA    98374        .0000       07/03/00        162,000.00
    0150386                            .0000       09/01/00            00
    0150386                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    076/076                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3747201                           8.8750        114,500.00        100
    DAIL                GLADYS        8.8750        114,435.81         ZZ
    1905 JUNIPER HILLS COURT          8.6250            911.01         1
                                       .0000            911.01         89
    RALEIGH         NC    27604        .0000       08/29/00        130,000.00
    0432262889                         .0000       10/01/00            12
    00080084                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    T49/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3748592                           8.5000        252,700.00        100
    RASMUSSEN           ERNA          8.5000        252,700.00         ZZ
    1789 LYN ROAD                     8.2500          1,943.04         1
                                       .0000          1,943.04         73
    ARROYO GRANDE   CA    93420        .0000       09/06/00        350,000.00
1


    0432295707                         .0000       11/01/00            00
    86725                              .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3749007                          10.1250         43,200.00        100
    WRIGHT              MICHAEL      10.1250         43,181.39         ZZ
    50 GLENWOOD AVE.                  9.8750            383.11         2
                                       .0000            383.11         90
    DAYTON          OH    45405        .0000       08/30/00         48,000.00
    0411999881                         .0000       10/01/00            12
    0411999881                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3749008                           9.3750         99,000.00        100
    HAUGER JR           JON           9.3750         98,950.01         ZZ
    2911 WEST FRANCIS AVENUE          9.1250            823.43         1
                                       .0000            823.43         90
    SPOKANE         WA    99205        .0000       08/21/00        110,000.00
    0412013955                         .0000       10/01/00            01
    0412013955                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3749025                           8.7500        240,000.00        100
    SCHOLTEN            JEAN          8.7500        239,861.92         ZZ
1


    4116 WILLIAMS COURT               8.5000          1,888.08         1
                                       .0000          1,888.08         80
    GRAPEVINE       TX    76051        .0000       08/25/00        300,000.00
    0412083156                         .0000       10/01/00            00
    0412083156                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3749027                           8.5000         65,500.00        100
    DOYLE               JAMES         8.5000         65,460.32         ZZ
    3412 SAN CARLOS WAY               8.2500            503.64         1
                                       .0000            503.64         50
    SACRAMENTO      CA    95817        .0000       08/24/00        132,000.00
    0412084329                         .0000       10/01/00            00
    0412084329                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3749028                           8.7500        181,000.00        100
    IRBY                JOESPH        8.7500        180,720.27         ZZ
    7103 FLAGSTAFF ROAD               8.5000          1,599.52         1
                                       .0000          1,599.52         50
    BOULDER         CO    80302        .0000       08/25/00        365,000.00
    0412084790                         .0000       10/01/00            00
    0412084790                         .0000       09/01/20            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      240                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3749032                           9.2500         82,650.00        100
    HOSKINS             CHRISTIAN     9.2500         82,607.15         ZZ
    726 LOWELL STREET                 9.0000            679.94         1
                                       .0000            679.94         95
    MISHAWAKA       IN    46545        .0000       08/30/00         87,000.00
    0412089211                         .0000       10/01/00            01
    0412089211                         .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3749033                           8.8750        650,000.00        100
    DOAN                HIEP          8.8750        649,635.60         ZZ
    9875 GRANITE VIEW LANE            8.6250          5,171.69         1
                                       .0000          5,171.69         58
    GRANITE BAY     CA    95746        .0000       08/28/00      1,135,000.00
    0412090391                         .0000       10/01/00            00
    0412090391                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3749036                           9.2500        279,000.00        100
    RODRIGUEZ           ANA           9.2500        278,855.36         ZZ
    13254 CASEY ROAD                  9.0000          2,295.26         1
                                       .0000          2,295.26         90
    LOXAHATCHEE     FL    33470        .0000       08/30/00        310,000.00
    0412094484                         .0000       10/01/00            10
    0412094484                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3749058                           9.3750        140,000.00        100
    HABECKER            MARK          9.3750        139,929.30         ZZ
    6235 HEATHCLIFF DRIVE             9.1250          1,164.45         1
                                       .0000          1,164.45         80
    CARMICHAEL      CA    95608        .0000       08/18/00        175,000.00
    0412105751                         .0000       10/01/00            00
    0412105751                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3749066                           8.6250        494,000.00        100
    ELLIOTT             KIRK          8.6250        493,708.35         ZZ
    1383 EL SOLYO AVENUE              8.3750          3,842.28         1
                                       .0000          3,842.28         71
    CAMPBELL        CA    95008        .0000       08/23/00        700,000.00
    0412109803                         .0000       10/01/00            00
    0412109803                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3749075                           8.7500        159,300.00        100
    KRAMER              SAMUEL        8.7500        159,208.35         ZZ
    14529 S. RICHMOND ST.             8.5000          1,253.21         4
                                       .0000          1,253.21         90
    POSEN           IL    60469        .0000       08/30/00        177,000.00
    0412114845                         .0000       10/01/00            01
    0412114845                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3749640                           9.2500         75,550.00        100
    LEASE               DIANE         9.2500         75,510.82         ZZ
    24771 SHADY OAKS BLVD             9.0000            621.53         1
                                       .0000            621.53         80
    MONTGOMERY      TX    77356        .0000       09/01/00         94,454.00
    0432318780                         .0000       10/01/00            00
    0021704242                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    3749739                           8.8750        108,000.00        100
    CASINO-BIDDLE       DONNA         8.8750        107,939.45         ZZ
    804 BISMARK WAY                   8.6250            859.30         1
                                       .0000            859.30         77
    KING OF PRUSSI  PA    19406        .0000       08/25/00        142,000.00
    0400312427                         .0000       10/01/00            00
    0400312427                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3749751                           8.5000         62,800.00        100
    TRAVERSO            GAIL          8.5000         62,761.95         ZZ
    448 EAST SONOMA AVENUE            8.2500            482.88         1
                                       .0000            482.88         80
    STOCKTON        CA    95204        .0000       08/29/00         78,500.00
    0400313177                         .0000       10/01/00            00
    0400313177                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3750679                           9.0000         58,950.00        100
    SAINSBURY           TRUDY         9.0000         58,950.00         ZZ
    163 ELMENDORF STREET              8.7500            474.33         1
                                       .0000            474.33         74
    KINGSTON        NY    12401        .0000       08/31/00         80,000.00
    0432315190                         .0000       11/01/00            00
    3217538283                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3750921                           9.0000         80,000.00        100
    CUADRADO            ESTEBAN       9.0000         79,956.30         ZZ
    1508 WALTON STREET                8.7500            643.70         1
                                       .0000            643.70         50
    OCEANSIDE       CA    92054        .0000       08/08/00        160,000.00
    0432269116                         .0000       10/01/00            00
    3061094                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3752359                           9.8750         70,000.00        100
    VITACO              MICHAEL       9.8750         69,968.20         ZZ
    14 BENKARD AVENUE                 9.6250            607.84         2
                                       .0000            607.84         80
    NEWBURGH        NY    12550        .0000       08/31/00         87,500.00
1


    0412003667                         .0000       10/01/00            00
    0412003667                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3752360                          10.0000        133,200.00        100
    PRZYWARA            DAVID        10.0000        133,141.07         ZZ
    14 PALMER ROAD                    9.7500          1,168.93         1
                                       .0000          1,168.93         90
    PORTLAND        CT    06480        .0000       08/31/00        148,000.00
    0412016891                         .0000       10/01/00            01
    0412016891                         .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3752361                          10.0000         45,700.00        100
    OPPEL               CURT         10.0000         45,679.78         ZZ
    1947-49 WEST 1ST STREET           9.7500            401.05         2
                                       .0000            401.05         90
    DAVENPORT       IA    52802        .0000       08/31/00         50,800.00
    0412018459                         .0000       10/01/00            04
    0412018459                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3752368                           9.0000        247,000.00        100
    ROSI                ROBERTO       9.0000        246,865.08         ZZ
1


    200 TURKEY CREEK BOTTOM L         8.7500          1,987.42         1
                                       .0000          1,987.42         95
    HAWK POINT      MO    63349        .0000       08/31/00        260,000.00
    0412064552                         .0000       10/01/00            04
    0412064552                         .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3752370                          10.0000         53,600.00        100
    PANTOVICH           MIRJANA      10.0000         53,576.29         ZZ
    820 SHERMAN                       9.7500            470.38         3
                                       .0000            470.38         80
    SOUTH BEND      IN    46616        .0000       08/31/00         67,000.00
    0412068967                         .0000       10/01/00            00
    0412068967                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3752372                           9.3750         41,400.00        100
    KORALEWSKI          RICHARD       9.3750         41,358.02         ZZ
    1734 BARROWS                      9.1250            344.34         1
                                       .0000            344.34         90
    TOLEDO          OH    43613        .0000       07/31/00         46,000.00
    0412073397                         .0000       09/01/00            01
    0412073397                         .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3752373                           9.2500        286,100.00        100
    LATHAM              ROBERT        9.2500        285,951.68         ZZ
    1127 EAST HIGHLAND DRIVE          9.0000          2,353.67         1
                                       .0000          2,353.67         90
    LAKELAND        FL    33813        .0000       08/31/00        317,900.00
    0412074718                         .0000       10/01/00            01
    0412074718                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3752375                           9.0000         49,500.00        100
    JOHNSON             JAY           9.0000         49,272.96         ZZ
    25 18TH STREET                    8.7500            398.29         1
                                       .0000            398.29         90
    BURLINGTON      NJ    08016        .0000       08/31/00         55,000.00
    0412076242                         .0000       10/01/00            04
    0412076242                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3752376                           9.7500        154,000.00        100
    FERRAIOLA           CHARLES       9.7500        153,928.15         ZZ
    206 GRANDVIEW AVENUE              9.5000          1,323.10         2
                                       .0000          1,323.10         70
    STATEN ISLAND   NY    10303        .0000       08/31/00        220,000.00
    0412076440                         .0000       10/01/00            00
    0412076440                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3752388                           9.3750        337,250.00        100
    HENDERSON-ALLEN     CAROLYN       9.3750        337,079.70         ZZ
    2606 N TOY DRIVE                  9.1250          2,805.07         1
                                       .0000          2,805.07         95
    FAYETTEVILLE    AR    72704        .0000       08/24/00        355,000.00
    0412086928                         .0000       10/01/00            01
    0412086928                         .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3752393                           9.5000         35,100.00        100
    REYNOLDS            CYNTHIA       9.5000         35,082.74         ZZ
    15802 MANOR                       9.2500            295.14         1
                                       .0000            295.14         90
    DETROIT         MI    48238        .0000       08/31/00         39,000.00
    0412089674                         .0000       10/01/00            01
    0412089674                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3752404                           9.5000        127,950.00        100
    BUNJER              JACLYN        9.5000        127,887.07         ZZ
    2895 W. RIVERWALK CIRCLE #115     9.2500          1,075.87         1
                                       .0000          1,075.87         80
    LITTLETON       CO    80123        .0000       08/31/00        159,947.00
    0412093643                         .0000       10/01/00            00
    0412093643                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3752408                           8.6250         58,500.00        100
    MCCARVER            CHARLES       8.6250         58,408.16         ZZ
    2112 BARRYWOOD ROAD               8.3750            512.31         1
                                       .0000            512.31         90
    HUNTSVILLE      AL    35810        .0000       08/25/00         65,000.00
    0412095812                         .0000       10/01/00            10
    0412095812                         .0000       09/01/20           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      240                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3752410                           9.5000        147,350.00        100
    CHAUHAN             SANJAY        9.5000        147,277.52         ZZ
    321 PACIFIC AVENUE                9.2500          1,239.00         4
                                       .0000          1,239.00         95
    JERSEY CITY     NJ    07304        .0000       08/31/00        155,110.00
    0412096356                         .0000       10/01/00            04
    0412096356                         .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3752414                           8.8750        120,000.00        100
    STROUB              PAUL          8.8750        119,932.73         ZZ
    4068 MONTE VERDE DRIVE            8.6250            954.77         1
                                       .0000            954.77         65
    EL DORADO HILL  CA    95762        .0000       08/24/00        185,120.00
    0412099061                         .0000       10/01/00            00
    0412099061                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3752415                           9.2500        242,000.00        100
    CIOCI               DANIEL        9.2500        241,874.55         ZZ
    1155 MARKA LANE                   9.0000          1,990.87         1
                                       .0000          1,990.87         75
    ALPHARETTA      GA    30004        .0000       08/25/00        325,000.00
    0412099228                         .0000       10/01/00            00
    0412099228                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3752418                           9.8750        230,400.00        100
    SMITH               KENNETH       9.8750        230,295.32         ZZ
    10919 SIERRA OAKS                 9.6250          2,000.68         1
                                       .0000          2,000.68         90
    AUSTIN          TX    78759        .0000       08/31/00        256,000.00
    0412100349                         .0000       10/01/00            04
    0412100349                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3752423                           9.5000        310,500.00        100
    CARRIGAN            BRYAN         9.5000        310,347.28         ZZ
    1778 BEACON STREET, UNIT # 30     9.2500          2,610.85         1
                                       .0000          2,610.85         90
    BROOKLINE       MA    02445        .0000       08/31/00        345,000.00
1


    0412104507                         .0000       10/01/00            01
    0412104507                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3752427                           9.2500        269,900.00        100
    WALLER              TODD          9.2500        269,760.08         ZZ
    25 SHORE AVENUE                   9.0000          2,220.40         1
                                       .0000          2,220.40         90
    SALEM           MA    01970        .0000       08/31/00        299,900.00
    0412106429                         .0000       10/01/00            04
    0412106429                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3752429                           8.7500        118,800.00        100
    LEE                 DAVID         8.7500        118,731.65         ZZ
    3313 HARD ROCK COURT              8.5000            934.60         1
                                       .0000            934.60         80
    INDIAN TRAIL    NC    28079        .0000       08/29/00        148,500.00
    0412109076                         .0000       10/01/00            00
    0412109076                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3752437                           9.6250        129,950.00        100
    TETER               MARY          9.6250        129,787.75         ZZ
1


    2602 E 111TH DRIVE                9.3750          1,104.56         1
                                       .0000          1,104.56         80
    DENVER          CO    80233        .0000       08/31/00        162,438.00
    0412112336                         .0000       10/01/00            00
    0412112336                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3752441                           8.8750         58,900.00        100
    WHITLEY             WAYNE         8.8750         58,900.00         ZZ
    971 BRIGHTON DRIVE                8.6250            468.63         1
                                       .0000            468.63         80
    LAWRENCEVILLE   GA    30044        .0000       08/31/00         73,680.00
    0412113235                         .0000       11/01/00            00
    0412113235                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3752453                           9.5000         91,200.00        100
    HAZELBAKER          KATHRYN       9.5000         91,155.14         ZZ
    1609 ATRISCO DR. NW               9.2500            766.86         1
                                       .0000            766.86         80
    ALBUQUERQUE     NM    87105        .0000       08/31/00        114,000.00
    0412120461                         .0000       10/01/00            00
    0412120461                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000
1




    3752455                           9.5000         31,500.00        100
    ONUORAH             ANTHONY       9.5000         31,484.51         ZZ
    981 SCOTTSWOOD ROAD               9.2500            264.87         1
                                       .0000            264.87         90
    DAYTON          OH    45427        .0000       08/31/00         35,000.00
    0412121543                         .0000       10/01/00            01
    0412121543                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3752458                           9.5000         97,600.00        100
    HAZELBAKER          KATHRYN       9.5000         97,552.00         ZZ
    1712 DEL CIELO DRIVE NW           9.2500            820.67         1
                                       .0000            820.67         80
    ALBUQUERQUE     NM    87105        .0000       08/31/00        122,000.00
    0412122533                         .0000       10/01/00            00
    0412122533                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    3752459                           9.5000         97,600.00        100
    HAZELBAKER          KATHRYN       9.5000         97,552.00         ZZ
    1716 DEL CIELO DR. NW             9.2500            820.67         1
                                       .0000            820.67         80
    ALBUQUERQUE     NM    87105        .0000       08/31/00        122,000.00
    0412122699                         .0000       10/01/00            00
    0412122699                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    3752463                           8.5000        354,500.00        100
    CAO                 LINH          8.5000        354,285.24         ZZ
    1721 BLEVINS DRIVE                8.2500          2,725.80         1
                                       .0000          2,725.80         85
    KELLER          TX    76248        .0000       08/31/00        417,069.00
    0412125544                         .0000       10/01/00            01
    0412125544                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3752922                           9.3750        126,400.00        100
    LANG                MICHAEL       9.3750        126,336.17         ZZ
    1725 LEE COURT                    9.1250          1,051.33         1
                                       .0000          1,051.33         80
    WASHINGTON TOW  NJ    08012        .0000       08/11/00        158,000.00
    0432249142                         .0000       10/01/00            00
    3049913                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3753118                           8.6250        300,000.00        100
    HAFNER              CHARLES       8.6250        299,822.88         ZZ
    304 SENATE COURT                  8.3750          2,333.37         1
                                       .0000          2,333.37         79
    HERNDON         VA    20170        .0000       08/30/00        382,575.00
    0432243400                         .0000       10/01/00            00
    21400028                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    696/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3753911                           8.8750        135,900.00        100
    BACCARO             LINDA         8.8750        135,747.06         ZZ
    2487 MOON DUST DRIVE              8.6250          1,081.28         1
                                       .0000          1,081.28         79
    CHINO HILLS     CA    91709        .0000       07/24/00        172,500.00
    0432249498                         .0000       09/01/00            00
    10200847                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S11/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3753955                           8.7500        324,800.00        100
    BERNSTEIN           IRIS          8.7500        324,613.13         ZZ
    1161 EAST PASSEO PAVON            8.5000          2,555.20         1
                                       .0000          2,555.20         80
    TUCSON          AZ    85718        .0000       08/24/00        406,000.00
    0432249233                         .0000       10/01/00            00
    99005676                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    G52/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3753978                           8.7500        300,000.00        100
    KITTLESON           CRAIG         8.7500        299,183.15         ZZ
    10490 CITY ID                     8.5000          2,360.10         1
                                       .0000          2,360.10         80
    BLUE MOUNDS     WI    53517        .0000       05/05/00        378,500.00
    0401133914                         .0000       07/01/00            00
    0401133914                         .0000       06/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    163/163                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3754206                           9.1250        273,600.00        100
    BOOTH               WILLIAM       9.1250        273,307.69         ZZ
    17177 DOLPHIN WEST                8.8750          2,226.10         1
                                       .0000          2,226.10         80
    SUGARLOAF SHOR  FL    33042        .0000       07/28/00        342,000.00
    401364505                          .0000       09/01/00            00
    401364505                          .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    163/163                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3756338                           8.5000        147,600.00        100
    KOEING              JENNIFER      8.5000        147,600.00         ZZ
    23402 VIA JACINTO                 8.2500          1,134.92         1
                                       .0000          1,134.92         80
    LAGUNA HILLS    CA    92653        .0000       09/18/00        184,500.00
    0432316453                         .0000       11/01/00            00
    20504414                           .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    L86/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3756924                           9.2500        158,400.00        100
    DAHLIN              JOANNE        9.2500        157,983.03         ZZ
    4635 UNIVERSITY AVENUE NE         9.0000          1,303.12         3
                                       .0000          1,303.12         80
    COLUMBIA HTS    MN    55421        .0000       05/04/00        198,000.00
1


    0412022626                         .0000       06/01/00            00
    0412022626                         .0000       05/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3756929                           8.3750        256,800.00        100
    HUDSON              J. DALE       8.3750        256,640.38         ZZ
    3531 DAVI COURT                   8.1250          1,951.87         1
                                       .0000          1,951.87         80
    ANTIOCH         CA    94509        .0000       08/25/00        321,000.00
    0412059420                         .0000       10/01/00            00
    0412059420                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3756930                           9.2500        123,350.00        100
    ZAGER               CRAIG         9.2500        123,286.05         ZZ
    410 & 414 WEST TENTH STRE         9.0000          1,014.77         2
                                       .0000          1,014.77         80
    CARSON CITY     NV    89703        .0000       08/09/00        154,230.00
    0412061137                         .0000       10/01/00            00
    0412061137                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3756934                           9.7500        158,400.00        100
    HARRIS              YOLANDA       9.7500        158,326.10         ZZ
1


    720 SOUTH 20TH STREET             9.5000          1,360.90         2
                                       .0000          1,360.90         90
    NEWARK          NJ    07103        .0000       09/01/00        176,000.00
    0412075558                         .0000       10/01/00            04
    0412075558                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3756941                           9.2500         85,400.00        100
    FREEMAN             BRADLEY       9.2500         85,355.73         ZZ
    154 DORCHESTER AVENUE             9.0000            702.56         1
                                       .0000            702.56         85
    ASHEVILLE       NC    28806        .0000       09/01/00        100,500.00
    0412092033                         .0000       10/01/00            04
    0412092033                         .0000       09/01/30           20
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3756942                           9.7500         80,750.00        100
    SEARS               VIKKI         9.7500         80,712.32         ZZ
    1334-1335 17TH TERRACE NORTH      9.5000            693.77         4
                                       .0000            693.77         90
    ST. PETERSBURG  FL    33704        .0000       09/01/00         89,750.00
    0412093684                         .0000       10/01/00            01
    0412093684                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3756948                           9.7500         99,900.00        100
    HALLAUER            JACQUELIN     9.7500         99,853.39         ZZ
    4154 W HOUGHTON LAKE              9.5000            858.30         1
                                       .0000            858.30         77
    HOUGHTON LAKE   MI    48629        .0000       09/01/00        129,900.00
    0412104713                         .0000       10/01/00            00
    0412104713                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3756949                           9.7500         81,600.00        100
    PARNELL             CHRISTINE     9.7500         81,561.93         ZZ
    1605 HELMO AVENUE NORTH           9.5000            701.07         1
                                       .0000            701.07         80
    OAKDALE         MN    55128        .0000       09/01/00        102,000.00
    0412105462                         .0000       10/01/00            00
    0412105462                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3756951                           8.7500        120,600.00        100
    BRENNAN             DAVID         8.7500        120,530.62         ZZ
    1151 OAK CREST CIRCLE             8.5000            948.76         1
                                       .0000            948.76         90
    CANYON LAKE     TX    78133        .0000       09/01/00        134,000.00
    0412106841                         .0000       10/01/00            01
    0412106841                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3756952                           9.7500         56,250.00        100
    ABAD                ANIBAL        9.7500         56,223.76         ZZ
    2150 W. BOINITA ROAD              9.5000            483.27         1
                                       .0000            483.27         90
    AVON PARK       FL    33825        .0000       09/01/00         62,500.00
    0412110074                         .0000       10/01/00            01
    0412110074                         .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3756955                           9.5000         90,000.00        100
    RIGGINS             DARLENE       9.5000         89,955.73         ZZ
    357 WILSON MILL ROAD              9.2500            756.77         1
                                       .0000            756.77         90
    ATLANTA         GA    31588        .0000       08/28/00        100,000.00
    0412113227                         .0000       10/01/00            10
    0412113227                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3757800                           9.3750        181,600.00        100
    BROOKS              MARK          9.3750        181,415.86         ZZ
    10702 136TH AVENUE                9.1250          1,510.46         1
                                       .0000          1,510.46         79
    ANDERSON ISLAN  WA    98303        .0000       07/26/00        230,000.00
    09742533                           .0000       09/01/00            00
    09742533                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3757848                           8.8750        202,500.00        100
    SCHMIDT             LARRY         8.8750        202,221.75         ZZ
    1725 HAWTHORNE STREET             8.6250          1,611.18         1
                                       .0000          1,611.18         77
    PLACENTIA       CA    92870        .0000       07/18/00        265,000.00
    09742755                           .0000       09/01/00            00
    09742755                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3757967                           9.6250        224,000.00        100
    FORD                JEROLD        9.6250        223,683.71         ZZ
    710 MAPLE AVENUE                  9.3750          1,903.98         4
                                       .0000          1,903.98         80
    SNOHOMISH       WA    98290        .0000       07/13/00        281,000.00
    09743152                           .0000       09/01/00            00
    09743152                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3758036                           8.5000         70,000.00        100
    LEON                JUAN          8.5000         69,871.87         ZZ
    4804 HONEYSUCKLE LANE             8.2500            538.24         1
                                       .0000            538.24         79
    PASADENA        TX    77505        .0000       06/30/00         89,000.00
    09743872                           .0000       08/01/00            00
    09743872                           .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3758070                           9.7500         43,550.00        100
    YODER-KATT          WANDA         9.7500         43,469.54         ZZ
    602 NORTH MAY STREET              9.5000            374.16         1
                                       .0000            374.16         65
    MESA            AZ    85201        .0000       06/21/00         67,000.00
    09740694                           .0000       08/01/00            00
    09740694                           .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3758214                           8.6250         58,500.00        100
    KIRST               KEVIN         8.6250         58,430.67         ZZ
    2445 BENTLEY DRIVE                8.3750            455.01         1
                                       .0000            455.01         35
    RENO            NV    89523        .0000       07/27/00        171,000.00
    09741207                           .0000       09/01/00            00
    09741207                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3758406                           8.3750        140,400.00        100
    RHONE               WILLIAM       8.3750        140,312.74         ZZ
    36 RHONE LANE                     8.1250          1,067.14         1
                                       .0000          1,067.14         71
    SEDRO WOOLLEY   WA    98284        .0000       08/25/00        198,000.00
1


    0432296119                         .0000       10/01/00            00
    RHONE                              .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    T27/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3758535                           8.2500         86,250.00        100
    CORSETTI            RAYMOND       8.2500         86,139.62         ZZ
    104 EAST 6TH STREET               8.0000            647.97         1
                                       .0000            647.97         75
    ANTIOCH         CA    94509        .0000       07/07/00        115,000.00
    0432292472                         .0000       09/01/00            00
    210060136                          .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3758889                           8.5000         90,000.00        100
    RODRIGUEZ           PATRICIA      8.5000         89,945.47         ZZ
    458 GOLDEN SPRINGS DRIVE NO C     8.2500            692.03         1
                                       .0000            692.03         64
    DIAMOND BAR     CA    91765        .0000       08/22/00        142,000.00
    0432280642                         .0000       10/01/00            00
    356799                             .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    765/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3758977                           8.8750        272,900.00        100
    DAVIS               STANLEY       8.8750        272,592.89         ZZ
1


    1133 EMERALD HEIGHTS ROAD         8.6250          2,171.31         1
                                       .0000          2,171.31         76
    EL CAJON        CA    92020        .0000       07/21/00        360,000.00
    09737048                           .0000       09/01/00            00
    09737048                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759066                           8.6250         78,800.00        100
    EARL                JERRIE        8.6250         78,706.62         ZZ
    707 EAST SPRING VIEW DRIVE        8.3750            612.90         1
                                       .0000            612.90         75
    SALT LAKE CITY  UT    84106        .0000       07/06/00        106,000.00
    09733640                           .0000       09/01/00            00
    09733640                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3759108                           8.8750        248,000.00        100
    GLEICHMAN           RICHARD       8.8750        247,860.97         ZZ
    2823 TREEVVIEW PLACE              8.6250          1,973.20         1
                                       .0000          1,973.20         80
    FULLERTON       CA    92832        .0000       08/25/00        310,000.00
    9030071104                         .0000       10/01/00            00
    9030071104                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    461/461                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3759109                           8.2500        464,000.00        100
    MURPHY              THOMAS        8.2500        463,704.12         ZZ
    19 MERITAGE                       8.0000          3,485.88         1
                                       .0000          3,485.88         80
    COTO DE CAZA    CA    92679        .0000       08/23/00        580,000.00
    9030074272                         .0000       10/01/00            00
    9030074272                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    461/461                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3759137                           8.8750        384,000.00        100
    ARTEAGA             RAMON         8.8750        383,784.72         ZZ
    2441 NORTH ALTADENA DRIVE         8.6250          3,055.28         1
                                       .0000          3,055.28         80
    ALTADENA        CA    91001        .0000       08/24/00        480,000.00
    9023493281                         .0000       10/01/00            00
    9023493281                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    461/461                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759139                           9.0000        110,400.00        100
    GALLEGOS            SHIRA         9.0000        110,339.69         ZZ
    2531F MOON DUST DRIVE #54         8.7500            888.31         1
                                       .0000            888.31         80
    CHINO           CA    91709        .0000       08/14/00        138,000.00
    9023495641                         .0000       10/01/00            00
    9023495641                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    461/461                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3759161                           9.2500        200,000.00        100
    BEHREND             DAVID         9.2500        199,896.31         ZZ
    1401-1401 1/2 SEWARD STREET       9.0000          1,645.36         4
    6601-6603 DE LONGPRE AVENUE        .0000          1,645.36         80
    HOLLYWOOD       CA    90028        .0000       08/24/00        250,000.00
    9023500663                         .0000       10/01/00            00
    9023500663                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    461/461                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759169                           9.5000        138,000.00        100
    GOTHELF             FRED          9.5000        137,932.12         T
    68235 BELLA VISTA ROAD            9.2500          1,160.38         1
                                       .0000          1,160.38         80
    CATHEDRAL CITY  CA    92234        .0000       08/24/00        172,500.00
    9023507460                         .0000       10/01/00            00
    9023507460                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    461/461                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759172                           9.2500        453,000.00        100
    MADDEN              EDWARD        9.2500        452,765.15         ZZ
    29 CAMPANILLA                     9.0000          3,726.72         1
                                       .0000          3,726.72         65
    SAN CLEMENTE    CA    92673        .0000       08/24/00        700,000.00
    9023495799                         .0000       10/01/00            00
    9023495799                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    461/461                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3759173                           9.2500        372,000.00        100
    KELLY               EUGENE        9.2500        371,807.14         ZZ
    228 PRAGUE STREET                 9.0000          3,060.36         1
                                       .0000          3,060.36         80
    SAN MATEO       CA    94401        .0000       08/24/00        465,000.00
    9023499841                         .0000       10/01/00            00
    9023499841                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    461/461                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759177                           8.5000        330,000.00        100
    PRUDENCIO           BERNADINE     8.5000        329,800.08         ZZ
    2679 BON BON DR                   8.2500          2,537.42         1
                                       .0000          2,537.42         79
    SAN JOSE        CA    95148        .0000       08/24/00        420,000.00
    9030076491                         .0000       10/01/00            00
    9030076491                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    461/461                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759184                           9.5000        115,900.00        100
    VIOLA               DONNA         9.5000        115,842.98         ZZ
    54675 SOUTH CIRCLE DRIVE          9.2500            974.56         1
                                       .0000            974.56         95
    IDYLLWILD       CA    92549        .0000       08/22/00        122,000.00
    9030072151                         .0000       10/01/00            14
    9030072151                         .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
1


    461/461                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759185                           9.7500         45,900.00        100
    DAKAN               MICHAEL       9.7500         45,878.58         ZZ
    85 NORTH MADISON AVENUE #31       9.5000            394.36         1
                                       .0000            394.36         80
    PASADENA        CA    91101        .0000       08/22/00         57,500.00
    9023504368                         .0000       10/01/00            00
    9023504368                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    461/461                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3759186                           9.6250        189,800.00        100
    BOGAEV              JACK          9.6250        189,709.07         ZZ
    111 VALERA WY                     9.3750          1,613.28         1
                                       .0000          1,613.28         90
    OCEANSIDE       CA    92057        .0000       08/21/00        210,900.00
    9030068084                         .0000       10/01/00            14
    9030068084                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    461/461                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3759190                           8.3750        316,000.00        100
    COUCH               JOHN          8.3750        315,803.59         ZZ
    35 AVENIDA FORTUNA                8.1250          2,401.83         1
                                       .0000          2,401.83         80
    SAN CLEMENTE    CA    92673        .0000       08/07/00        395,000.00
1


    9023486954                         .0000       10/01/00            00
    9023486954                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    461/461                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3759191                           9.5000        115,000.00        100
    ALVAREZ             NORMA         9.5000        114,943.43         ZZ
    9112 WEST BOULEVARD               9.2500            966.99         1
                                       .0000            966.99         72
    PICO REVERA     CA    90660        .0000       08/16/00        160,000.00
    9023498710                         .0000       10/01/00            00
    9023498710                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    461/461                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759197                           9.5000        132,800.00        100
    JOHNSON             ROBERT        9.5000        132,800.00         ZZ
    5719 S MICHIGAN AVENUE            9.2500          1,116.66         2
                                       .0000          1,116.66         80
    CHICAGO         IL    60637        .0000       09/11/00        166,000.00
    0432308849                         .0000       11/01/00            00
    0020248928                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759200                           8.3750        224,000.00        100
    HO                  JIMMY         8.3750        223,720.57         ZZ
1


    13939 LEWISTON STREET             8.1250          1,702.56         1
                                       .0000          1,702.56         70
    SAN DIEGO       CA    92128        .0000       07/25/00        320,000.00
    09732951                           .0000       09/01/00            00
    09732951                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3759235                           9.7500         49,400.00        100
    YODER-KATT          WANDA         9.7500         49,330.31         ZZ
    602 NORTH MAY STREET              9.5000            424.42         1
                                       .0000            424.42         65
    MESA            AZ    85201        .0000       06/21/00         76,000.00
    09740388                           .0000       08/01/00            00
    09740388                           .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3759314                           9.3750        130,000.00        100
    TANNER              SCOTT         9.3750        129,801.53         ZZ
    2418 EAST 390 NORTH               9.1250          1,081.27         1
                                       .0000          1,081.27         90
    ST GEORGE       UT    84790        .0000       06/15/00        145,000.00
    09741445                           .0000       08/01/00            01
    09741445                           .0000       07/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3759395                           8.7500        144,000.00        100
    DIAZ                ANA           8.7500        143,833.70         ZZ
    2111 EAST GARVEY AVENUE           8.5000          1,132.85         1
                                       .0000          1,132.85         80
    WEST COVINA     CA    91791        .0000       07/05/00        180,000.00
    09741905                           .0000       09/01/00            00
    09741905                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759433                           9.2500         83,400.00        100
    VAUGHN              CHARLES       9.2500         83,269.29         ZZ
    5215 SAN FRANCISCO AVE SW         9.0000            686.11         1
                                       .0000            686.11         80
    LAKEWOOD        WA    98499        .0000       06/22/00        105,000.00
    09718795                           .0000       08/01/00            00
    09718795                           .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3759547                           9.8750         82,450.00        100
    MONTIEL             MANUEL        9.8750         82,374.78         ZZ
    1535 EAST HARVARD STREET          9.6250            715.95         3
                                       .0000            715.95         83
    PHOENIX         AZ    85006        .0000       07/06/00        100,000.00
    09724688                           .0000       09/01/00            10
    09724688                           .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3759578                           9.5000         76,300.00        100
    MERCADO             ANGEL         9.5000         76,109.30         ZZ
    13500 TURTLE MARSH LOOP #825      9.2500            641.58         1
                                       .0000            641.58         70
    ORLANDO         FL    32837        .0000       04/20/00        109,000.00
    0000002596                         .0000       06/01/00            00
    0000002596                         .0000       05/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3759581                           9.7500         94,000.00        100
    BAPTISTA            ANDREW        9.7500         93,867.34         ZZ
    249 TRANSIT STREET                9.5000            807.61         2
                                       .0000            807.61         68
    PROVIDENCE      RI    02906        .0000       06/26/00        140,000.00
    0000003911                         .0000       08/01/00            00
    0000003911                         .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3759584                           9.0000         59,200.00        100
    LOCHRIDGE           JOHN          9.0000         59,135.08         ZZ
    454 E MONA AVE                    8.7500            476.34         1
                                       .0000            476.34         80
    DUNCANVILLE     TX    75137        .0000       07/28/00         74,000.00
    0000004214                         .0000       09/01/00            00
    0000004214                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759592                           8.7500         47,600.00        100
    RICHANI             RAOUF         8.7500         47,545.02         ZZ
    6907 SAN PABLO DRIVE              8.5000            374.47         1
                                       .0000            374.47         75
    HOUSTON         TX    77083        .0000       07/13/00         63,500.00
    0000025695                         .0000       09/01/00            00
    0000025695                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3759593                           9.5000        135,000.00        100
    VILLAREJOS          ANGELIKA      9.5000        134,866.67         ZZ
    2304-06 NEYREY DRIVE              9.2500          1,135.15         2
                                       .0000          1,135.15         90
    METAIRIE        LA    70001        .0000       07/11/00        150,000.00
    0000025843                         .0000       09/01/00            11
    0000025843                         .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759594                           8.7500        118,800.00        100
    HARVEY              RICHARD       8.7500        118,662.79         ZZ
    2303 GERBER DRIVE                 8.5000            934.61         1
                                       .0000            934.61         90
    MESQUITE        TX    75181        .0000       07/28/00        132,000.00
    0000026030                         .0000       09/01/00            11
    0000026030                         .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759596                           8.8750         95,000.00        100
    HOKE                JESSIE        8.8750         94,784.55         ZZ
    642 6TH ST                        8.6250            755.87         1
                                       .0000            755.87         95
    LAKE CHARLES    LA    70601        .0000       06/05/00        100,000.00
    0000042748                         .0000       07/01/00            11
    0000042748                         .0000       06/01/30           30
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759599                          10.0000         71,000.00        100
    CORTES              EFFIE        10.0000         70,936.91         ZZ
    906 SCOTT AVENUE                  9.7500            623.08         1
                                       .0000            623.08         90
    LINDENWOLD      NJ    08021        .0000       07/25/00         78,900.00
    0000053089                         .0000       09/01/00            11
    0000053089                         .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759603                           9.5000         33,600.00        100
    HEYDER              DIETRICH      9.5000         33,583.47         ZZ
    862 W 43RD ST                     9.2500            282.53         1
                                       .0000            282.53         70
    NORFOLK         VA    23508        .0000       08/01/00         48,000.00
1


    0000065128                         .0000       10/01/00            00
    0000065128                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3759613                           9.5000        105,300.00        100
    FOSTER              OLIVE         9.5000        105,195.99         ZZ
    12 LACE LN                        9.2500            885.42         1
                                       .0000            885.42         90
    CLIFTON PARK    NY    12065        .0000       07/26/00        117,000.00
    0000069097                         .0000       09/01/00            12
    0000069097                         .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759621                           8.3750        545,000.00        100
    LESKO               NICOLE        8.3750        544,320.15         ZZ
    1116 TRUMAN AVENUE                8.1250          4,142.39         1
                                       .0000          4,142.39         70
    KEY WEST        FL    33040        .0000       07/14/00        780,000.00
    0000069753                         .0000       09/01/00            00
    0000069753                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759634                           9.3750         40,000.00        100
    KHOURY              JIHAD         9.3750         39,979.80         ZZ
1


    2320 E 55TH ST                    9.1250            332.70         1
                                       .0000            332.70         80
    KANSAS CITY     MO    64130        .0000       08/25/00         50,000.00
    0000080471                         .0000       10/01/00            00
    0000080471                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3759636                           9.5000        104,800.00        100
    COATS               JEFFREY       9.5000        104,696.49         T
    2332 LIVERPOOL RD                 9.2500            881.22         1
                                       .0000            881.22         80
    AUBURN HILLS    MI    48326        .0000       07/18/00        131,000.00
    0000080574                         .0000       09/01/00            00
    0000080574                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759642                           9.2500         67,600.00        100
    RAY                 JAMES         9.2500         67,529.63         ZZ
    5219 OAKFOREST DR                 9.0000            556.13         1
                                       .0000            556.13         80
    CHESTERFIELD    VA    23832        .0000       07/14/00         84,500.00
    0000083324                         .0000       09/01/00            00
    0000083324                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3759659                           8.8750        116,000.00        100
    FUSIEK              JOYCE         8.8750        115,369.46         ZZ
    104 WEST TIDE WAY                 8.6250            922.95         1
                                       .0000            922.95         80
    DOVER TWP       NJ    08735        .0000       07/26/00        145,000.00
    0000096543                         .0000       09/01/00            00
    0000096543                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759661                           9.0000        164,750.00        100
    REDFIELD            PAIGE         9.0000        164,477.99         ZZ
    25402 PYRAMID PEAK DRIVE          8.7500          1,325.62         1
                                       .0000          1,325.62         80
    SANTA CLARITA   CA    91350        .0000       06/15/00        205,990.00
    0000098684                         .0000       08/01/00            00
    0000098684                         .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3759667                           9.5000        104,850.00        100
    BENZA JR            JOSEPH        9.5000        104,746.43         ZZ
    4923 LAUREL AVE                   9.2500            881.64         1
                                       .0000            881.64         90
    CINCINNATI      OH    45242        .0000       07/14/00        116,500.00
    0000112782                         .0000       09/01/00            12
    0000112782                         .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3759669                           8.8750        151,000.00        100
    BURTON              ROBERT        8.8750        150,830.05         ZZ
    7149 TIMBER LANE                  8.6250          1,201.43         1
                                       .0000          1,201.43         78
    OLMSTED TOWNSH  OH    44138        .0000       07/19/00        196,000.00
    0000113515                         .0000       09/01/00            00
    0000113515                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759674                           9.3750        124,200.00        100
    JENKINS             ROD           9.3750        124,074.05         ZZ
    5120 DAYTON-BRANDT RD             9.1250          1,033.04         1
                                       .0000          1,033.04         90
    NEW CARLISLE    OH    45344        .0000       07/31/00        138,000.00
    0000114955                         .0000       09/01/00            10
    0000114955                         .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759679                           9.8750         60,000.00        100
    PCHELKA             ANDREY        9.8750         59,972.74         ZZ
    22 BLISS ST                       9.6250            521.01         4
                                       .0000            521.01         52
    WEST SPRINGFIE  MA    01089        .0000       08/04/00        116,000.00
    0000117171                         .0000       10/01/00            00
    0000117171                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3759683                           8.8750        155,500.00        100
    THORMAN             MELVIN        8.8750        155,325.00         ZZ
    555 SANDS                         8.6250          1,237.23         1
                                       .0000          1,237.23         52
    ORTONVILLE      MI    48462        .0000       07/25/00        300,000.00
    0000119282                         .0000       09/01/00            00
    0000119282                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759684                           9.3750         84,000.00        100
    DIXON               DAVID         9.3750         83,957.58         ZZ
    15220 HILLIARD RD                 9.1250            698.67         2
                                       .0000            698.67         67
    LAKEWOOD        OH    44107        .0000       08/03/00        127,000.00
    0000119397                         .0000       10/01/00            00
    0000119397                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3759685                           8.8750        300,000.00        100
    JONES               WILLIAM       8.8750        299,662.38         ZZ
    1626 SLATERUN CIR NE              8.6250          2,386.94         1
                                       .0000          2,386.94         79
    CANTON          OH    44721        .0000       07/24/00        384,000.00
    0000119443                         .0000       09/01/00            00
    0000119443                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759687                           9.7500        245,700.00        100
    CARR                JAMES         9.7500        245,469.79         ZZ
    1816 VARNUM ST NW                 9.5000          2,110.95         1
                                       .0000          2,110.95         90
    WASHINGTON      DC    20011        .0000       08/04/00        273,000.00
    0000119523                         .0000       09/01/00            10
    0000119523                         .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3759694                           9.1250        240,000.00        100
    ANGEL               MARILYN       9.1250        239,743.59         ZZ
    31540 MISSION BELLEVIEW RD        8.8750          1,952.72         1
                                       .0000          1,952.72         87
    LOUISBURG       KS    66053        .0000       07/28/00        279,000.00
    0000132493                         .0000       09/01/00            11
    0000132493                         .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759696                           8.8750        160,000.00        100
    COSTA               MARIE         8.8750        159,637.17         ZZ
    10 SUNSET DR                      8.6250          1,273.04         1
                                       .0000          1,273.04         77
    SEEKONK         MA    02771        .0000       05/12/00        210,000.00
1


    0009360039                         .0000       07/01/00            00
    0009360039                         .0000       06/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759697                           9.1250         97,200.00        100
    BAGDANOVICH         MICHAEL       9.1250         97,096.14         ZZ
    64 DOWNES AVE                     8.8750            790.86         1
                                       .0000            790.86         90
    PAWTUCKET       RI    02861        .0000       07/31/00        108,000.00
    0009360127                         .0000       09/01/00            11
    0009360127                         .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759699                           8.7500         71,700.00        100
    MOORE               ALONZO        8.7500         71,617.18         ZZ
    116 8TH AVENUE                    8.5000            564.07         1
                                       .0000            564.07         87
    FLORENCE        NJ    08518        .0000       07/05/00         83,000.00
    0009619212                         .0000       09/01/00            11
    0009619212                         .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3759712                           9.3750        243,000.00        100
    SANCHEZ             FREDDY        9.3750        242,753.60         ZZ
1


    609 RARITAN AVENUE                9.1250          2,021.16         2
                                       .0000          2,021.16         90
    PERTH AMBOY     NJ    08861        .0000       07/19/00        270,000.00
    0009980543                         .0000       09/01/00            11
    0009980543                         .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3759752                           9.8750         82,450.00        100
    MONTIEL             MANUEL        9.8750         82,374.78         ZZ
    1529 EAST HARVARD STREET          9.6250            715.95         3
                                       .0000            715.95         83
    PHOENIX         AZ    85006        .0000       07/06/00        100,000.00
    09724685                           .0000       09/01/00            10
    09724685                           .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3759839                           9.7500        224,900.00        100
    JOYCE               MICHAEL       9.7500        224,582.65         ZZ
    115 NEPONSET AVENUE               9.5000          1,932.24         1
                                       .0000          1,932.24         88
    DORCHESTER      MA    02122        .0000       06/21/00        256,000.00
    09732333                           .0000       08/01/00            14
    09732333                           .0000       07/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3761226                           8.5000        193,000.00        100
    HAMILTON            KATHLEEN      8.5000        193,000.00         ZZ
    2080 SKYE STREET                  8.2500          1,484.00         1
                                       .0000          1,484.00         76
    CAMBRIA         CA    93428        .0000       09/08/00        255,000.00
    0432305472                         .0000       11/01/00            00
    85970                              .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3761374                           9.8750         25,200.00        100
    OGREN               MICHAEL       9.8750         25,188.56         ZZ
    1320 SILVERBROOK AVENUE           9.6250            218.82         1
                                       .0000            218.82         90
    NILES           MI    49120        .0000       09/05/00         28,000.00
    0412046526                         .0000       10/01/00            01
    0412046526                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3761377                           9.5000        379,000.00        100
    FLEISCHACKER        FRANK         9.5000        378,813.58         ZZ
    4035 LAKE COMBIE COVE             9.2500          3,186.84         1
                                       .0000          3,186.84         72
    MEADOW VISTA    CA    95722        .0000       08/28/00        530,000.00
    0412063224                         .0000       10/01/00            00
    0412063224                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3761380                           9.1250        400,000.00        100
    WALLACH             ALYSE         9.1250        399,787.14         ZZ
    2822 GRAYSON AVENUE (VENI         8.8750          3,254.53         1
                                       .0000          3,254.53         80
    LOS ANGELES     CA    90291        .0000       08/22/00        500,000.00
    0412087918                         .0000       10/01/00            00
    0412087918                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3761383                           8.8750        179,900.00        100
    GREGORY             REBECCA       8.8750        179,799.14         ZZ
    12183 SOUTH POND RIDGE DR         8.6250          1,431.37         1
                                       .0000          1,431.37         90
    DRAPER          UT    84020        .0000       08/30/00        199,900.00
    0412092124                         .0000       10/01/00            11
    0412092124                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3761385                           9.0000        252,700.00        100
    RODRIGUEZ, JR.      EDWARD        9.0000        252,561.97         T
    4720 TENBURY LANE                 8.7500          2,033.28         1
                                       .0000          2,033.28         80
    ROCKLIN         CA    95677        .0000       08/23/00        317,000.00
    0412096737                         .0000       10/01/00            00
    0412096737                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3761390                           9.2500         88,000.00        100
    CARTER              LUZETTA       9.2500         87,954.38         ZZ
    1450 COOPER GIN ROAD              9.0000            723.95         1
                                       .0000            723.95         80
    STATHAM         GA    30666        .0000       08/29/00        110,000.00
    0412107252                         .0000       10/01/00            00
    0412107252                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    3761391                           9.7500        120,000.00        100
    COSLEY              JANETTE       9.7500        119,944.01         ZZ
    3312 PALM STREET                  9.5000          1,030.99         1
                                       .0000          1,030.99         79
    HOUSTON         TX    77004        .0000       08/25/00        152,000.00
    0412109209                         .0000       10/01/00            00
    0412109209                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3761392                           8.6250         77,500.00        100
    ZAMORA              RAUL          8.6250         77,454.24         ZZ
    13545 NEW HAVEN DRIVE             8.3750            602.79         1
                                       .0000            602.79         80
    MORENO VALLEY   CA    92553        .0000       08/24/00         97,000.00
    0412109613                         .0000       10/01/00            00
    0412109613                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3761394                           8.7500        134,400.00        100
    BAKER               CARLOS        8.7500        134,322.67         ZZ
    13910 ASPEN KNOLL COURT           8.5000          1,057.33         1
                                       .0000          1,057.33         88
    HOUSTON         TX    77059        .0000       08/30/00        153,500.00
    0412113136                         .0000       10/01/00            10
    0412113136                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3761398                           8.8750        142,110.00        100
    VILLAMAR            MAYRA         8.8750        142,110.00         ZZ
    7013 SOUTH 1620 EAST              8.6250          1,130.69         1
                                       .0000          1,130.69         90
    SALT LAKE CITY  UT    84121        .0000       09/01/00        157,900.00
    0412121584                         .0000       11/01/00            01
    0412121584                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3761399                          10.0000        113,300.00        100
    ADAMS               DARRELL      10.0000        113,249.88         ZZ
    4335 POWELL ROAD                  9.7500            994.29         4
                                       .0000            994.29         90
    DAYTON          OH    45424        .0000       09/05/00        125,900.00
1


    0412123127                         .0000       10/01/00            01
    0412123127                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3761401                           9.0000        186,400.00        100
    RICOZZI             MARI          9.0000        186,298.18         ZZ
    1365 WOODLOCK DRIVE               8.7500          1,499.82         1
                                       .0000          1,499.82         80
    MOUNT PLEASANT  SC    29464        .0000       09/05/00        233,000.00
    0412126161                         .0000       10/01/00            00
    0412126161                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3762237                           9.5000        101,250.00        100
    RAUSCH              CYNTHIA       9.5000        101,200.20         ZZ
    525-527 WEST FIFTH STREET         9.2500            851.36         4
                                       .0000            851.36         75
    MARYSVILLE      OH    43040        .0000       08/24/00        135,000.00
    0432253755                         .0000       10/01/00            00
    3310080050                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3762737                           9.2500         59,400.00        100
    LEONARDO            JOHN          9.2500         59,369.20         ZZ
1


    3431 DOYLE ROAD                   9.0000            488.67         1
                                       .0000            488.67         90
    BALDWINSVILLE   NY    13027        .0000       09/01/00         66,000.00
    0400309589                         .0000       10/01/00            04
    0400309589                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3763044                           9.1250        129,200.00        100
    SOWARDS             JAMES         9.1250        129,131.24         ZZ
    3957 GREY LIVERY WAY              8.8750          1,051.22         1
                                       .0000          1,051.22         80
    ANTELOPE        CA    95843        .0000       08/04/00        161,500.00
    0432253979                         .0000       10/01/00            00
    0019316371                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3763073                           9.0000         67,200.00        100
    REED                DIANA         9.0000         67,200.00         ZZ
    1275 BOMBAY COURT                 8.7500            540.71         1
                                       .0000            540.71         80
    LAKE HAVASU CI  AZ    86404        .0000       09/08/00         84,000.00
    0432309490                         .0000       11/01/00            00
    0012941431                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3763076                           9.3750         65,000.00        100
    MUSICA              KAREN         9.3750         65,000.00         ZZ
    5028 S PUGET SOUND AVENUE         9.1250            540.64         1
                                       .0000            540.64         65
    TACOMA          WA    98409        .0000       09/07/00        100,000.00
    0432297745                         .0000       11/01/00            00
    817576523                          .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3763079                           9.3750         59,150.00        100
    MUSICA              KAREN         9.3750         59,150.00         ZZ
    2514 S ASH                        9.1250            491.98         1
                                       .0000            491.98         65
    TACOMA          WA    98404        .0000       09/07/00         91,000.00
    0432297737                         .0000       11/01/00            00
    817576614                          .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3763148                           9.2500        159,500.00        100
    MORO                KAREN         9.2500        159,250.01         ZZ
    52 MAINSAIL DRIVE                 9.0000          1,312.17         1
                                       .0000          1,312.17         71
    SALEM           SC    29676        .0000       06/23/00        226,500.00
    0432292597                         .0000       08/01/00            00
    1210060013                         .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3764768                           9.8750        112,550.00        100
    WILLIAMS            JOHN          9.8750        112,498.86         ZZ
    730 IBERVILLE STREET              9.6250            977.33         1
                                       .0000            977.33         95
    LAPLACE         LA    70068        .0000       09/06/00        118,500.00
    0412041311                         .0000       10/01/00            01
    0412041311                         .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3764770                           8.6250         78,700.00        100
    WHARRY              ARLETA        8.6250         78,553.54         ZZ
    511 SW 69TH STREET                8.3750            612.12         1
                                       .0000            612.12         89
    LAWTON          OK    73505        .0000       08/31/00         89,000.00
    0412061483                         .0000       10/01/00            10
    0412061483                         .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3764774                           9.2500        122,000.00        100
    LAMBIS              MYRIALIS      9.2500        122,000.00         ZZ
    1453 EAST MAIN STREET             9.0000          1,003.66         1
                                       .0000          1,003.66         90
    TORRINGTON      CT    06790        .0000       09/06/00        136,000.00
    0412079436                         .0000       11/01/00            04
    0412079436                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3764775                           9.3750         85,000.00        100
    RICKS               ALETA         9.3750         84,957.07         ZZ
    69364 OWENS ST                    9.1250            706.99         1
                                       .0000            706.99         67
    MANDEVILLE      LA    70471        .0000       08/30/00        127,000.00
    0412081549                         .0000       10/01/00            00
    0412081549                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3764777                           8.8750        136,000.00        100
    KLEPPER SR          MICHAEL       8.8750        135,923.75         E
    229 FIGUEROA NE                   8.6250          1,082.08         3
                                       .0000          1,082.08         80
    ALBUQUERQUE     NM    87123        .0000       09/01/00        170,000.00
    0412086324                         .0000       10/01/00            00
    0412086324                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3764778                           8.8750        136,000.00        100
    KLEPPER SR          MICHAEL       8.8750        135,923.75         E
    225 FIGUEROA NE                   8.6250          1,082.08         3
                                       .0000          1,082.08         80
    ALBUQUERQUE     NM    87123        .0000       09/01/00        170,000.00
    0412086399                         .0000       10/01/00            00
    0412086399                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3764783                           8.5000        103,500.00        100
    GAGLIARDO           SUSAN         8.5000        103,437.29         ZZ
    2889 CHURCH STREET                8.2500            795.83         1
                                       .0000            795.83         49
    GEORGETOWN      CA    95634        .0000       08/28/00        215,500.00
    0412097628                         .0000       10/01/00            00
    0412097628                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3764786                           9.0000         60,800.00        100
    WYSOCKI             JERRY         9.0000         60,766.79         ZZ
    908 EAST CAPITOL AVENUE           8.7500            489.21         1
                                       .0000            489.21         80
    ELLENSBURG      WA    98926        .0000       08/29/00         76,900.00
    0412103905                         .0000       10/01/00            00
    0412103905                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3764789                           9.6250         52,000.00        100
    BARBER              JAMES         9.6250         51,975.09         ZZ
    19004 PONCA DRIVE                 9.3750            441.99         1
                                       .0000            441.99         80
    INDEPENDENCE    MO    64056        .0000       08/30/00         65,000.00
1


    0412108235                         .0000       10/01/00            00
    0412108235                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3764791                           8.3750        242,400.00        100
    CALLAHAN            MARK          8.3750        242,249.33         ZZ
    2612 NE 21 TERRACE                8.1250          1,842.42         1
                                       .0000          1,842.42         80
    FORT LAUDERDAL  FL    33306        .0000       08/31/00        303,000.00
    0412109688                         .0000       10/01/00            00
    0412109688                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3764793                           8.1250        155,900.00        100
    HEGARTY             WILLET        8.1250        155,900.00         ZZ
    8434 PARK ROAD                    7.8750          1,157.55         1
                                       .0000          1,157.55         80
    PASADENA        MD    21122        .0000       09/06/00        194,900.00
    0412112633                         .0000       11/01/00            00
    0412112633                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3764795                           8.6250        116,000.00        100
    WASH SR             JAMES         8.6250        115,931.51         ZZ
1


    4331 MAY STREET                   8.3750            902.24         1
                                       .0000            902.24         90
    SACRAMENTO      CA    95838        .0000       08/28/00        129,000.00
    0412113987                         .0000       10/01/00            01
    0412113987                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3764796                           9.3750        139,500.00        100
    FAWCETT             DANIEL        9.3750        139,429.55         ZZ
    4416 SINCLAIR AVENUE              9.1250          1,160.29         1
                                       .0000          1,160.29         90
    AUSTIN          TX    78756        .0000       09/05/00        155,000.00
    0412116725                         .0000       10/01/00            01
    0412116725                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3764797                           8.8750        223,250.00        100
    ANDRZEJCZAK         ROBERT        8.8750        223,124.84         ZZ
    1008 ROCK RIDGE WAY               8.6250          1,776.28         1
                                       .0000          1,776.28         95
    PITTSBURG       CA    94565        .0000       08/30/00        235,000.00
    0412117202                         .0000       10/01/00            01
    0412117202                         .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3764798                           9.5000         88,000.00        100
    FENOFF              RONALD        9.5000         87,956.72         ZZ
    135 MAIN STREET                   9.2500            739.95         1
                                       .0000            739.95         80
    SOMERS          CT    06072        .0000       08/31/00        111,000.00
    0412117756                         .0000       10/01/00            00
    0412117756                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3764799                           9.3750         80,000.00        100
    JACOBS              JOSEPH        9.3750         80,000.00         ZZ
    4533-35 LASALLE STREET            9.1250            665.40         4
                                       .0000            665.40         63
    NEW ORLEANS     LA    70115        .0000       08/31/00        129,000.00
    0412119216                         .0000       11/01/00            00
    0412119216                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3764800                           9.7500        125,900.00        100
    HERNANDEZ           JOHN          9.7500        125,900.00         ZZ
    8408 RIVERSTONE DRIVE             9.5000          1,081.68         4
                                       .0000          1,081.68         90
    AUSTIN          TX    78724        .0000       09/06/00        139,900.00
    0412119844                         .0000       11/01/00            01
    0412119844                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3764801                           9.0000        125,000.00        100
    MAKI                JEFFREY       9.0000        125,000.00         ZZ
    1705 ARBOR WAY                    8.7500          1,005.78         1
                                       .0000          1,005.78         89
    COLORADO SPRIN  CO    80906        .0000       08/31/00        142,000.00
    0412120339                         .0000       11/01/00            01
    0412120339                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3764804                           8.8750        360,000.00        100
    FORD                KATHRYN       8.8750        360,000.00         ZZ
    910 MIRAMAR STREET                8.6250          2,864.32         1
                                       .0000          2,864.32         80
    LAGUNA BEACH    CA    92651        .0000       08/30/00        450,000.00
    0412123853                         .0000       11/01/00            00
    0412123853                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3764805                           8.8750         97,600.00        100
    SALBERG             RICHARD       8.8750         97,545.28         ZZ
    2833 SILVERSPRING ROAD            8.6250            776.55         1
                                       .0000            776.55         80
    CARROLLTON      TX    75006        .0000       09/05/00        122,000.00
    0412128167                         .0000       10/01/00            00
    0412128167                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    3764806                           8.7500        324,000.00        100
    GERAMIAN            MAHEIN        8.7500        324,000.00         ZZ
    4603 CHATTAHOOCHEE CROSSI         8.5000          2,548.91         1
                                       .0000          2,548.91         80
    MARIETTA        GA    30067        .0000       09/06/00        405,000.00
    0412132151                         .0000       11/01/00            00
    0412132151                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3764956                           9.3750        157,400.00        100
    GRAFUES             DON           9.3750        157,240.42         ZZ
    33140 CATHEDRAL CANYON DRIVE      9.1250          1,309.17         3
                                       .0000          1,309.17         90
    CATHEDRAL CITY  CA    92234        .0000       07/14/00        175,000.00
    09746926                           .0000       09/01/00            11
    09746926                           .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3765013                           9.1250        307,900.00        100
    WILSON              CHARLES       9.1250        307,571.04         ZZ
    4561 PALOMA LANE                  8.8750          2,505.18         1
                                       .0000          2,505.18         86
    YORBA LINDA     CA    92886        .0000       07/28/00        360,500.00
    09747201                           .0000       09/01/00            10
    09747201                           .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3765042                           9.7500        292,500.00        100
    HANNAH              JOHN          9.7500        292,225.95         ZZ
    26 BARTLETTS BEACH                9.5000          2,513.03         1
                                       .0000          2,513.03         90
    AMESBURY        MA    01913        .0000       07/31/00        325,000.00
    09750450                           .0000       09/01/00            12
    09750450                           .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3765047                           9.0000        407,000.00        100
    COMPAS              DAVID         9.0000        407,000.00         ZZ
    8295 HAVELOCK COURT               8.7500          3,274.81         1
                                       .0000          3,274.81         80
    APPLE VALLEY    MN    55124        .0000       09/21/00        515,000.00
    0432311504                         .0000       11/01/00            00
    572827507                          .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E11/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3765184                           9.3750        121,000.00        100
    JENNINGS            GERARD        9.3750        120,877.31         ZZ
    2630 FLORAL ROAD                  9.1250          1,006.42         1
                                       .0000          1,006.42         79
    LAKE WORTH      FL    33462        .0000       07/28/00        155,000.00
1


    09748110                           .0000       09/01/00            00
    09748110                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3765191                           9.5000         83,700.00        100
    MORENO              HUGO          9.5000         83,516.56         ZZ
    5427 SOUTH 45TH STREET            9.2500            703.79         1
                                       .0000            703.79         90
    PHOENIX         AZ    85014        .0000       07/17/00         93,000.00
    892                                .0000       09/01/00            01
    892                                .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3765215                           9.7500        270,000.00        100
    YOSHIDA             TERENCE       9.7500        269,874.03         ZZ
    69 PLEASANT STREET                9.5000          2,319.72         3
                                       .0000          2,319.72         90
    DORCHESTER      MA    02122        .0000       08/15/00        300,000.00
    09748646                           .0000       10/01/00            12
    09748646                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3765295                           9.0000        143,200.00        100
    IRISH               ROBERT        9.0000        143,042.97         ZZ
1


    15220 SE 22ND ST                  8.7500          1,152.22         1
                                       .0000          1,152.22         80
    BELLEVUE        WA    98007        .0000       07/21/00        179,000.00
    09745503                           .0000       09/01/00            00
    09745503                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3765318                           9.7500         52,200.00        100
    SCARSELLA           THERESA       9.7500         52,175.65         ZZ
    210-212 LARCH STREET              9.5000            448.48         4
                                       .0000            448.48         89
    SCRANTON        PA    18509        .0000       08/10/00         59,000.00
    09748704                           .0000       10/01/00            04
    09748704                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3765328                           9.8750         98,400.00        100
    CANZATER            ALONZO        9.8750         98,310.21         ZZ
    184 SOUTH STREET                  9.6250            854.46         1
                                       .0000            854.46         80
    NORTHBOROUGH    MA    01532        .0000       07/06/00        123,000.00
    09744626                           .0000       09/01/00            00
    09744626                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3765376                           9.7500         35,000.00        100
    TURNER              SHANNON       9.7500         34,967.22         ZZ
    2805 GANLEY DRIVE                 9.5000            300.70         1
                                       .0000            300.70         64
    BALTIMORE       MD    21230        .0000       07/13/00         55,000.00
    09744328                           .0000       09/01/00            00
    09744328                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           02             0           00/00/00
                                        N             .0000


    3765391                           9.7500        166,500.00        100
    MERSHA              TIGINEH       9.7500        166,422.32         ZZ
    2117 11THSTREET NW                9.5000          1,430.49         4
                                       .0000          1,430.49         90
    WASHINGTON      DC    20001        .0000       08/24/00        185,000.00
    09752078                           .0000       10/01/00            04
    09752078                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3765418                           9.5000         92,000.00        100
    AHMED               MUNAZZA       9.5000         91,909.13         ZZ
    5501 SEMINARY ROAD 1112           9.2500            773.59         1
                                       .0000            773.59         80
    FALLS CHURCH    VA    22041        .0000       07/17/00        116,000.00
    09746888                           .0000       09/01/00            00
    09746888                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000


    3765419                           9.2500        148,500.00        100
    ABBOTT              VIRGINIA      9.2500        148,423.02         ZZ
    2125 WEST MAIN STREET             9.0000          1,221.67         1
                                       .0000          1,221.67         90
    RICHMOND        VA    23220        .0000       08/23/00        166,000.00
    09744246                           .0000       10/01/00            01
    09744246                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3765457                           9.2500        214,700.00        100
    KARNES              JOSEPH        9.2500        214,588.70         ZZ
    7735 LARAMIE COURT                9.0000          1,766.28         1
                                       .0000          1,766.28         80
    SAN DIEGO       CA    92120        .0000       08/04/00        268,500.00
    09744140                           .0000       10/01/00            00
    09744140                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3765499                           9.7500         72,478.00        100
    GROSSEN             HANS          9.7500         72,444.18         ZZ
    14032 BOCA KEY DRIVE              9.5000            622.70         1
                                       .0000            622.70         80
    ORLANDO         FL    32824        .0000       08/09/00         90,598.00
    09746778                           .0000       10/01/00            00
    09746778                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    3765513                           9.7500        159,250.00        100
    FUOCO               VITO          9.7500        159,100.81         ZZ
    4561 POINCIANA STREET             9.5000          1,368.20         1
                                       .0000          1,368.20         70
    LAUDERDALE BY   FL    33308        .0000       07/18/00        230,000.00
    09747312                           .0000       09/01/00            00
    09747312                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3765537                           8.6250        304,000.00        100
    ROMERO              JAVIER        8.6250        303,457.68         ZZ
    1053 WATERSIDE CIRCLE             8.3750          2,364.48         1
                                       .0000          2,364.48         80
    WESTON          FL    33327        .0000       06/30/00        381,000.00
    09745410                           .0000       08/01/00            00
    09745410                           .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3765628                           8.5000        260,000.00        100
    TAYLOR              ALEX          8.5000        259,842.49         ZZ
    2519 WESTMORE AVENUE              8.2500          1,999.18         1
                                       .0000          1,999.18         79
    EVERETT         WA    98201        .0000       08/08/00        330,000.00
    09750204                           .0000       10/01/00            00
    09750204                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3765719                           9.1250        296,500.00        100
    EBRO                ROBERT        9.1250        296,183.24         ZZ
    11362 DARBY AVENUE                8.8750          2,412.42         1
                                       .0000          2,412.42         89
    NORTHRIDGE ARE  CA    91326        .0000       07/25/00        335,000.00
    09746392                           .0000       09/01/00            04
    09746392                           .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3765729                           9.7500         57,870.00        100
    BAILEY              ELLA          9.7500         57,815.78         ZZ
    451 WEST MANDEVILLE ROAD          9.5000            497.19         1
                                       .0000            497.19         90
    CARROLLTON      GA    30117        .0000       08/01/00         64,500.00
    09750208                           .0000       09/01/00            01
    09750208                           .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3765771                           9.6250        109,350.00        100
    MILLS               KATHERINE     9.6250        109,244.82         ZZ
    18043 SW 29TH LANE                9.3750            929.46         1
                                       .0000            929.46         90
    MIRMAR          FL    33029        .0000       07/26/00        121,500.00
1


    09746846                           .0000       09/01/00            01
    09746846                           .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3765785                           9.2500         64,000.00        100
    AMORUSO             THOMAS        9.2500         63,933.39         ZZ
    2614 OLSTER DRIVE                 9.0000            526.51         1
                                       .0000            526.51         80
    HOUSTON         TX    77084        .0000       07/28/00         80,500.00
    09746874                           .0000       09/01/00            00
    09746874                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3765836                           9.5000        200,000.00        100
    FATEMI              ATAEALLAH     9.5000        199,802.46         ZZ
    2344 ARCHDALE ROAD                9.2500          1,681.71         1
                                       .0000          1,681.71         80
    RESTON          VA    20191        .0000       07/28/00        250,000.00
    09746352                           .0000       09/01/00            00
    09746352                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3765976                           8.5000        124,800.00        100
    SAFRONOV            YEVDOKIYA     8.5000        124,800.00         ZZ
1


    16220 SE SAGER RD                 8.2500            959.61         1
                                       .0000            959.61         80
    PORTLAND        OR    97236        .0000       09/08/00        156,000.00
    0432302289                         .0000       11/01/00            00
    0003592680                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    664/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3766210                           9.0000        194,841.00        100
    LE BORNE            ROBERT        9.0000        194,734.57         ZZ
    1132 CHIMNEY FLATS LANE           8.7500          1,567.74         1
                                       .0000          1,567.74         90
    CHULA VISTA     CA    91915        .0000       08/21/00        216,490.00
    0432269801                         .0000       10/01/00            11
    147110                             .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    765/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3766396                           9.7500         87,900.00        100
    RIDDEL JR           THOMAS        9.7500         87,900.00         ZZ
    532 STINARD AVENUE                9.5000            755.20         2
                                       .0000            755.20         80
    SYRACUSE        NY    13207        .0000       09/14/00        110,000.00
    0432295673                         .0000       11/01/00            00
    029505301939                       .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    K15/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3766499                           9.5000         62,100.00        100
    HILL                RONALD        9.5000         62,038.67         ZZ
    4318 PLAINVILLE ROAD              9.2500            522.17         1
                                       .0000            522.17         90
    CINCINNATI      OH    45227        .0000       07/21/00         69,000.00
    0432292514                         .0000       09/01/00            11
    3310070019                         .0000       08/01/30           30
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3766583                           8.8750        122,625.00        100
    MICHALSKA           URSZULA       8.8750        122,625.00         ZZ
    5100 N. MARINE DRIVE #24L         8.6250            975.66         1
                                       .0000            975.66         75
    CHICAGO         IL    60640        .0000       09/18/00        163,500.00
    0432303311                         .0000       11/01/00            00
    94776                              .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000


    3766791                           9.6250        112,000.00        100
    PARKER              NORPHLETT     9.6250        111,892.25         ZZ
    1903 NANTUCKET DRIVE              9.3750            951.99         1
                                       .0000            951.99         70
    WOODSTOCK       GA    30189        .0000       07/26/00        160,000.00
    0432292639                         .0000       09/01/00            00
    100060163                          .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3766837                           9.5000        342,000.00        100
    THOMPSON            NANCY         9.5000        341,662.23         ZZ
    226 HONDO SECO ROAD               9.2500          2,875.72         1
                                       .0000          2,875.72         80
    ARROYO HONDO    NM    87513        .0000       07/20/00        427,500.00
    0432292837                         .0000       09/01/00            00
    2410070030                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3767045                           9.0000        400,000.00        100
    WHITE               MONTE         9.0000        399,781.51         ZZ
    2414 WRANGLERS RETREAT            8.7500          3,218.49         1
                                       .0000          3,218.49         78
    WICHITA FALLS   TX    76310        .0000       08/01/00        515,000.00
    0432292860                         .0000       10/01/00            00
    1610070125                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3767185                           9.2500         50,000.00        100
    BUSCH               RAYMOND       9.2500         49,947.96         ZZ
    1 ROBBINS COURT                   9.0000            411.34         1
                                       .0000            411.34         50
    NORWICH         CT    06360        .0000       07/24/00        101,000.00
    0432292324                         .0000       09/01/00            00
    3410050148                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3767418                           9.3750        114,400.00        100
    BARTOSCH            RONALD        9.3750        114,225.33         ZZ
    1049 VAN SLYKE AVE                9.1250            951.52         1
                                       .0000            951.52         80
    ST PAUL         MN    55103        .0000       06/23/00        143,000.00
    0432292076                         .0000       08/01/00            00
    3510060073                         .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3767469                           9.3750         68,000.00        100
    CARR                CATHERINE     9.3750         67,931.05         ZZ
    18240 LUCAS AVENUE                9.1250            565.59         1
                                       .0000            565.59         47
    SONOMA          CA    95476        .0000       07/12/00        145,000.00
    0432292332                         .0000       09/01/00            00
    810060001                          .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3767514                           9.5000         41,500.00        100
    ASKEW               KAREN         9.5000         41,459.02         T
    616 SUNSET CIRCLE                 9.2500            348.95         1
                                       .0000            348.95         67
    KINGSTON        OK    73439        .0000       07/18/00         62,500.00
    0432292035                         .0000       09/01/00            00
    36100600                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3767549                           9.0000        117,600.00        100
    KLATT               BRUCE         9.0000        117,535.76         ZZ
    1745 LYONESSE STREET              8.7500            946.24         1
                                       .0000            946.24         80
    LAFAYETTE       CO    80026        .0000       08/18/00        147,000.00
    0432292555                         .0000       10/01/00            00
    2410080028                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3767603                           9.8750        330,000.00        100
    JOHNSON             ROXANN        9.8750        329,698.92         ZZ
    4612 VOLGA DRIVE 1 2 3 4          9.6250          2,865.55         4
                                       .0000          2,865.55         69
    HUNTINGTON BEA  CA    92647        .0000       07/20/00        480,000.00
    0432292548                         .0000       09/01/00            00
    610070033                          .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3767741                           9.6250        127,000.00        100
    GEORGES             SUSAN         9.6250        126,939.16         ZZ
    3716 WEST VILLA LINDA DRIVE       9.3750          1,079.49         1
                                       .0000          1,079.49         77
    PHOENIX         AZ    85310        .0000       08/08/00        167,000.00
1


    0432317444                         .0000       10/01/00            00
    410080015                          .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3767742                           9.2500         70,000.00        100
    ROCKOWER            PHYLLIS       9.2500         69,927.14         ZZ
    540 WEST 5TH STREET               9.0000            575.87         1
                                       .0000            575.87         67
    LONG BEACH      CA    90802        .0000       07/07/00        105,000.00
    0432292720                         .0000       09/01/00            00
    2910050065                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3767871                           9.2500         58,000.00        100
    CLARK               CANDACE       9.2500         57,909.10         ZZ
    13935 HATTERAS STREET             9.0000            477.15         1
                                       .0000            477.15         10
    VAN NUYS        CA    91401        .0000       06/21/00        608,000.00
    0432292373                         .0000       08/01/00            00
    510060091                          .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3767876                           9.2500         58,500.00        100
    ROCKOWER            PHYLLIS       9.2500         58,439.10         ZZ
1


    1517 EAST BAILEY WAY              9.0000            481.27         1
                                       .0000            481.27         62
    LONG BEACH      CA    90813        .0000       07/10/00         95,000.00
    0432292696                         .0000       09/01/00            00
    2910050064                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3768009                           9.2500        320,000.00        100
    JACOBY              WILLIAM       9.2500        319,834.11         ZZ
    8086 TN SKILES ROAD               9.0000          2,632.56         1
                                       .0000          2,632.56         80
    PONDER          TX    76259        .0000       08/10/00        400,000.00
    0432292522                         .0000       10/01/00            00
    1610070233                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3768299                           9.2500         76,000.00        100
    GAJATE              GEORGE        9.2500         75,960.60         ZZ
    4349 SOUTH XENOPHON STREET        9.0000            625.23         1
                                       .0000            625.23         80
    MORRISON        CO    80465        .0000       08/08/00         95,035.00
    0432292498                         .0000       10/01/00            00
    2410060123                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3768785                           9.0000        108,000.00        100
    MIDGLEY             SCOTT         9.0000        108,000.00         ZZ
    2118 NORTH GRAND AVENUE           8.7500            869.00         2
                                       .0000            869.00         90
    PUEBLO          CO    81003        .0000       09/08/00        120,000.00
    0432309144                         .0000       11/01/00            14
    0015012354                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3769354                           9.2500        160,000.00        100
    OHANIAN             VARTAN        9.2500        160,000.00         ZZ
    5445 SYLVIA AVENUE                9.0000          1,316.28         1
    (TARZANA AREA)                     .0000          1,316.28         64
    LOS ANGELES     CA    91356        .0000       08/30/00        250,000.00
    0412048019                         .0000       11/01/00            00
    0412048019                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3769357                           9.7500        261,000.00        100
    SCHEUBLE            BEVERLY       9.7500        260,878.24         ZZ
    9926 ESSEX DRIVE                  9.5000          2,242.39         1
                                       .0000          2,242.39         90
    OMAHA           NE    68114        .0000       08/28/00        290,000.00
    0412059347                         .0000       10/01/00            01
    0412059347                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3769358                           8.6250        185,250.00        100
    ROEL                JAMES         8.6250        185,250.00         ZZ
    7386 HWY 9                        8.3750          1,440.86         1
                                       .0000          1,440.86         75
    FELTON          CA    95018        .0000       08/30/00        247,000.00
    0412085862                         .0000       11/01/00            00
    0412085862                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3769359                           9.1250         63,900.00        100
    CROWL-KINNEY        KURT          9.1250         63,900.00         ZZ
    127 SOUTH LINDEN STREET           8.8750            519.91         1
                                       .0000            519.91         80
    COUNCIL BLUFFS  IA    51503        .0000       09/07/00         79,900.00
    0412090771                         .0000       11/01/00            00
    0412090771                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3769364                           9.5000         60,950.00        100
    PONTI               JOHN          9.5000         60,920.02         ZZ
    4228 MCCART AVENUE                9.2500            512.50         1
                                       .0000            512.50         80
    FORT WORTH      TX    76115        .0000       09/01/00         76,200.00
    0412110298                         .0000       10/01/00            00
    0412110298                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3769365                           9.8750        108,000.00        100
    JEFFERSON           ROILE         9.8750        108,000.00         ZZ
    1432 ESPLANADE AVENUE             9.6250            937.82         4
                                       .0000            937.82         90
    NEW ORLEANS     LA    70116        .0000       09/07/00        120,000.00
    0412110371                         .0000       11/01/00            10
    0412110371                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3769367                           9.2500        400,000.00        100
    ROSE                TONY          9.2500        399,792.63         ZZ
    1331 HILLCREST DRIVE              9.0000          3,290.70         1
                                       .0000          3,290.70         37
    SAN JOSE        CA    95120        .0000       08/30/00      1,100,000.00
    0412111437                         .0000       10/01/00            00
    0412111437                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3769368                           9.2500         65,000.00        100
    BROWN               THOMAS        9.2500         65,000.00         ZZ
    1924 A/B MARGUERITE AV            9.0000            534.74         2
                                       .0000            534.74         45
    CHARLOTTE       NC    28205        .0000       09/06/00        146,000.00
    0412111544                         .0000       11/01/00            00
    0412111544                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3769370                           9.0000        158,700.00        100
    GRANT               NICHOLAS      9.0000        158,613.31         ZZ
    5700 ELLIOTT AVENUE SOUTH         8.7500          1,276.94         1
                                       .0000          1,276.94         80
    MINNEAPOLIS     MN    55417        .0000       09/07/00        198,400.00
    0412113417                         .0000       10/01/00            00
    0412113417                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3769372                           9.2500        175,000.00        100
    HANLEY              MATTHEW       9.2500        174,909.28         ZZ
    79 PEARL STREET                   9.0000          1,439.68         1
                                       .0000          1,439.68         70
    PLYMOUTH        MA    02360        .0000       09/01/00        250,000.00
    0412114910                         .0000       10/01/00            00
    0412114910                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3769373                           9.3750        240,000.00        100
    SHARMA              YOGESH        9.3750        239,878.80         ZZ
    26088 PETERMAN AVENUE             9.1250          1,996.20         1
                                       .0000          1,996.20         80
    HAYWARD         CA    94545        .0000       08/29/00        300,000.00
1


    0412119976                         .0000       10/01/00            00
    0412119976                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3769378                           9.3750         58,500.00        100
    WOOLLEY JR          LARRY         9.3750         58,500.00         ZZ
    11144 LA HWY 1033                 9.1250            486.57         1
                                       .0000            486.57         90
    DENHAM SPRINGS  LA    70726        .0000       09/07/00         65,000.00
    0412123606                         .0000       11/01/00            01
    0412123606                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3769379                           9.3750         61,650.00        100
    JACOBS              BRADLEY       9.3750         61,650.00         ZZ
    425 GARLAND AVE                   9.1250            512.77         1
                                       .0000            512.77         90
    KALAMAZOO       MI    49001        .0000       09/07/00         68,500.00
    0412125551                         .0000       11/01/00            01
    0412125551                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3769507                           9.0000         84,900.00        100
    RICKERT             MICHAEL       9.0000         84,853.63         ZZ
1


    900 W HACKAMORE AVE               8.7500            683.12         1
                                       .0000            683.12         74
    NAMPA           ID    83686        .0000       08/18/00        116,000.00
    09968394                           .0000       10/01/00            00
    09968394                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3769526                           9.5000        167,850.00        100
    PACE                RALPH         9.5000        167,767.44         ZZ
    4661 SOUTH ARLINGTON PARK         9.2500          1,411.37         4
                                       .0000          1,411.37         89
    WEST VALLEY CI  UT    84120        .0000       08/23/00        190,000.00
    09760184                           .0000       10/01/00            11
    09760184                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3769546                           9.5000         63,000.00        100
    SEIBERT             STEVEN        9.5000         62,969.01         ZZ
    203 EAST HIGHWAY 80               9.2500            529.74         3
                                       .0000            529.74         63
    EL CENTRO       CA    92243        .0000       08/11/00        100,000.00
    09750428                           .0000       10/01/00            00
    09750428                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3769574                           9.1250         88,000.00        100
    COLE                SCOTT         9.1250         87,953.17         T
    52580 SYLVAN WAY                  8.8750            716.00         1
                                       .0000            716.00         80
    IDYLLWILD       CA    92549        .0000       08/01/00        110,000.00
    09752846                           .0000       10/01/00            00
    09752846                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3769606                           9.5000        154,800.00        100
    YOUNG               CHRISTOPH     9.5000        154,723.86         ZZ
    7240 PURDUE AVENUE                9.2500          1,301.64         1
                                       .0000          1,301.64         80
    LA MESA         CA    91941        .0000       08/16/00        194,000.00
    09756065                           .0000       10/01/00            00
    09756065                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3769630                           9.0000         66,400.00        100
    CISNEROS            ROGELIO       9.0000         66,363.73         T
    500 SOUTH FARRELL DRIVE I53       8.7500            534.27         1
                                       .0000            534.27         80
    PALM SPRINGS    CA    92263        .0000       08/11/00         83,000.00
    09755548                           .0000       10/01/00            00
    09755548                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3769653                           9.5000         28,350.00        100
    CAMPBELL JR         EDDIE         9.5000         28,336.06         ZZ
    1103 NORTH JAMES STREET           9.2500            238.38         1
                                       .0000            238.38         83
    CHAMPAIGN       IL    61821        .0000       08/17/00         34,500.00
    09755775                           .0000       10/01/00            10
    09755775                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3769822                           9.5000        155,700.00        100
    HEINS               ANN           9.5000        155,623.42         ZZ
    508 SOUTH OLIVE STREET            9.2500          1,309.21         1
                                       .0000          1,309.21         90
    MESA            AZ    85204        .0000       08/10/00        173,000.00
    09756882                           .0000       10/01/00            12
    09756882                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3769874                           9.2500        200,000.00        100
    VO                  KY-PHONG      9.2500        199,896.32         ZZ
    16062 SHASTA STREET               9.0000          1,645.35         1
                                       .0000          1,645.35         80
    FOUNTAIN VALLE  CA    92708        .0000       08/16/00        250,000.00
    09758054                           .0000       10/01/00            00
    09758054                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3769924                           9.1250         94,400.00        100
    TAYLOR              JANET         9.1250         94,299.14         ZZ
    944 PALMILLA DRIVE                8.8750            768.07         1
                                       .0000            768.07         80
    MODESTO         CA    95356        .0000       07/20/00        118,000.00
    0432288629                         .0000       09/01/00            00
    810060201                          .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3769935                           9.5000         92,800.00        100
    GJELOSHI            ISMET         9.5000         92,754.36         ZZ
    1758 SOUTHVIEW ROAD               9.2500            780.31         1
                                       .0000            780.31         80
    BELLEAIR BEACH  FL    33786        .0000       08/14/00        116,000.00
    09756866                           .0000       10/01/00            00
    09756866                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3770013                           9.1250        200,000.00        100
    VO                  KY-PHONG      9.1250        199,893.56         ZZ
    13382 HEATHER CIRCLE              8.8750          1,627.27         1
                                       .0000          1,627.27         80
    GARDEN GROVE    CA    92843        .0000       08/11/00        250,000.00
    09756829                           .0000       10/01/00            00
    09756829                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3770039                           9.6250         75,600.00        100
    CARROLL             RODNEY        9.6250         75,563.78         ZZ
    237 OGDEN AVENUE                  9.3750            642.59         2
                                       .0000            642.59         84
    HAMMOND         IN    46320        .0000       08/10/00         90,000.00
    09751971                           .0000       10/01/00            10
    09751971                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3770062                           9.2500         67,500.00        100
    MADDUX              DEBORAH       9.2500         67,500.00         ZZ
    3102 EAST ADAMS AVENUE            9.0000            555.31         1
                                       .0000            555.31         90
    TEMPLE          TX    76502        .0000       09/12/00         75,000.00
    0432309516                         .0000       11/01/00            11
    0021680566                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3770101                           9.5000         41,600.00        100
    PACE                JUSTIN        9.5000         41,564.53         ZZ
    9809 RICHMOND AVENUE B13          9.2500            349.80         1
                                       .0000            349.80         61
    HOUSTON         TX    77042        .0000       08/15/00         69,000.00
1


    09756728                           .0000       10/01/00            00
    09756728                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3770141                           9.5000        187,120.00        100
    PARK                SANG          9.5000        187,027.96         ZZ
    2911 NORTH WESTERN AVENUE  50     9.2500          1,573.41         1
                                       .0000          1,573.41         80
    CHICAGO         IL    60618        .0000       08/09/00        234,000.00
    09753683                           .0000       10/01/00            00
    09753683                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           08             0           00/00/00
                                        O             .0000


    3770173                           9.0000        221,400.00        100
    LABAYEN             MARIA         9.0000        221,279.07         ZZ
    2770 LA CIMA ROAD                 8.7500          1,781.43         1
                                       .0000          1,781.43         90
    CORONA          CA    92879        .0000       08/10/00        246,000.00
    09756016                           .0000       10/01/00            11
    09756016                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3770225                           9.8750         74,700.00        100
    MCGUIGGAN           WILLIAM       9.8750         74,666.06         ZZ
1


    30 ADAMS STREET                   9.6250            648.66         1
                                       .0000            648.66         89
    NEW BEDFORD     MA    02745        .0000       08/11/00         84,000.00
    09754642                           .0000       10/01/00            12
    09754642                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3770242                           8.8750        340,000.00        100
    LAMVIK              ROBERT        8.8750        339,809.39         T
    15756 RUTHSPRING DRIVE            8.6250          2,705.19         1
                                       .0000          2,705.19         70
    SANTA CLARITA   CA    91351        .0000       08/15/00        490,000.00
    0432259893                         .0000       10/01/00            00
    10200954                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S11/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3771067                           9.3750         61,750.00        100
    VILLAMIL            IGNACIO       9.3750         61,718.81         ZZ
    11011 CAL ROAD                    9.1250            513.61         1
    #16                                .0000            513.61         94
    BATON ROUGE     LA    70809        .0000       08/15/00         66,000.00
    0432266567                         .0000       10/01/00            01
    0017686890                         .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000
1




    3771221                           8.7500        198,750.00        100
    ANDREWS             DANNIELLE     8.7500        198,635.65         ZZ
    280 ATHOL AVENUE                  8.5000          1,563.57         1
                                       .0000          1,563.57         75
    OAKLAND         CA    94606        .0000       08/24/00        265,000.00
    0432269793                         .0000       10/01/00            00
    FM02702858                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    811/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3772925                           8.6250        420,000.00        100
    BACAYLAN            ANDY          8.6250        420,000.00         ZZ
    2624 LA PALOMA LANE               8.3750          3,266.72         1
                                       .0000          3,266.72         80
    SANTA CRUZ      CA    95062        .0000       09/12/00        525,000.00
    0432297729                         .0000       11/01/00            00
    0420051                            .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    F19/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3773447                           9.2500         56,800.00        100
    DUFFY               JOHN          9.2500         56,770.55         ZZ
    7694 HILLANDALE ROAD              9.0000            467.28         1
                                       .0000            467.28         80
    NORTH CHARLEST  SC    29420        .0000       09/08/00         71,000.00
    0412062481                         .0000       10/01/00            00
    0412062481                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3773454                           9.3750         98,700.00        100
    MENNENGA            MERLYN        9.3750         98,700.00         ZZ
    610 CEDAR                         9.1250            820.94         1
                                       .0000            820.94         80
    ST. JOSEPH      IL    61873        .0000       09/08/00        123,400.00
    0412094369                         .0000       11/01/00            00
    0412094369                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3773455                           8.8750        650,000.00        100
    BLISS               JULIAN        8.8750        650,000.00         ZZ
    2121 CAMINO A LOS CERROS          8.6250          5,171.69         1
                                       .0000          5,171.69         73
    MENLO PARK      CA    94025        .0000       09/01/00        900,000.00
    0412097610                         .0000       11/01/00            00
    0412097610                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3773456                           8.6250        208,000.00        100
    HARRIS              B. JEFF       8.6250        207,877.20         ZZ
    27377 PASEO RAVENNA               8.3750          1,617.80         1
                                       .0000          1,617.80         70
    SAN JUAN CAPIS  CA    92675        .0000       09/01/00        300,000.00
    0412102253                         .0000       10/01/00            00
    0412102253                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3773463                           9.5000         74,700.00        100
    MCGUIRE             TRACY         9.5000         74,700.00         ZZ
    929 JETT STREET NORTH WEST        9.2500            628.12         1
                                       .0000            628.12         90
    ATLANTA         GA    30314        .0000       09/08/00         83,000.00
    0412112666                         .0000       11/01/00            10
    0412112666                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3773466                           8.8750        356,250.00        100
    MUZZY               RAYMOND       8.8750        356,250.00         E
    1835-1837 MESITA WAY              8.6250          2,834.48         2
                                       .0000          2,834.48         75
    SAN JOSE        CA    95124        .0000       09/01/00        475,000.00
    0412116238                         .0000       11/01/00            00
    0412116238                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3773475                           9.5000         47,600.00        100
    WILCOX              EDWIN         9.5000         47,600.00         ZZ
    2428 MECCA ROAD                   9.2500            400.25         1
                                       .0000            400.25         90
    COLUMBUS        OH    43224        .0000       09/08/00         52,900.00
    0412126831                         .0000       11/01/00            04
    0412126831                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3773477                           9.1250        108,000.00        100
    CRANE               ANN           9.1250        108,000.00         ZZ
    4453 S ATLANTIC AVENUE            8.8750            878.72         1
    UNIT # 505                         .0000            878.72         80
    PONCE INLET     FL    32127        .0000       09/08/00        135,000.00
    0412131112                         .0000       11/01/00            00
    0412131112                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           08             0           00/00/00
                                        O             .0000


    3773478                           9.0000        292,400.00        100
    AURAND              R.F.          9.0000        292,400.00         ZZ
    69 DAWN HEATH CIR.                8.7500          2,352.72         1
                                       .0000          2,352.72         90
    LITTLETON       CO    80127        .0000       09/08/00        324,900.00
    0412136608                         .0000       11/01/00            01
    0412136608                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3774016                           9.5000         78,300.00        100
    BRANICK             MICHAEL       9.5000         78,261.49         ZZ
    2736 WEST ADAMS STREET            9.2500            658.39         2
                                       .0000            658.39         87
    CHICAGO         IL    60612        .0000       08/10/00         90,000.00
1


    09715239                           .0000       10/01/00            10
    09715239                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3774231                           9.7500         92,700.00        100
    CLAYTON             CAROLYN       9.7500         92,656.75         ZZ
    19-21 WESTLAND STREET             9.5000            796.44         3
                                       .0000            796.44         78
    HARTFORD        CT    06120        .0000       08/11/00        120,000.00
    09738961                           .0000       10/01/00            00
    09738961                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3775407                           9.7500         67,900.00        100
    HILLIARD            JAMES         9.7500         67,900.00         ZZ
    102 D2 OYSTERSHELL RD             9.5000            583.37         1
                                       .0000            583.37         80
    SAVANNAH        GA    31405        .0000       09/14/00         85,000.00
    0432295905                         .0000       11/01/00            00
    015705300747                       .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    K15/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3775495                           9.6250        137,200.00        100
    CERNICKY            CHARLES       9.6250        137,134.27         ZZ
1


    3013 TRAILWOOD DR                 9.3750          1,166.19         1
                                       .0000          1,166.19         80
    MCKINNEY        TX    75070        .0000       09/01/00        172,000.00
    955197                             .0000       10/01/00            00
    955197                             .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    253/253                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3776472                           8.8750        100,000.00        100
    COLLURA             MARTHA        8.8750         99,830.58         ZZ
    2503 EXETER SQUARE LANE           8.6250            795.64         1
                                       .0000            795.64         58
    SACRAMENTO      CA    95825        .0000       06/13/00        175,000.00
    0432288652                         .0000       08/01/00            00
    310050279                          .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    3776591                           9.5000         90,000.00        100
    CHRISTENSON         WILLIAM       9.5000         89,663.76         ZZ
    110 37TH AVENUE NW                9.2500            756.77         1
                                       .0000            756.77         79
    ROCHESTER       MN    55901        .0000       06/21/00        115,000.00
    0432292340                         .0000       08/01/00            00
    110060061                          .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3776598                           8.6250        156,000.00        100
    DIDIO               LAURA         8.6250        156,000.00         ZZ
    871 CREEK ROAD                    8.3750          1,213.35         1
                                       .0000          1,213.35         42
    WARMINSTER      PA    18974        .0000       09/21/00        375,000.00
    0432300168                         .0000       11/01/00            00
    101154                             .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E46/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3776734                           9.2500        116,000.00        100
    DEPATIE             ELLEN         9.2500        115,818.21         ZZ
    65 BRINGHAM PARK                  9.0000            954.30         1
                                       .0000            954.30         80
    FITCHBURG       MA    01420        .0000       06/23/00        145,000.00
    0432292480                         .0000       08/01/00            00
    3410050172                         .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3777167                           9.3750        291,500.00        100
    PIERSMA             KIRK          9.3750        291,352.79         ZZ
    16636 SOUTH 11TH AVENUE           9.1250          2,424.55         1
                                       .0000          2,424.55         90
    PHOENIX         AZ    85045        .0000       08/03/00        323,900.00
    09753787                           .0000       10/01/00            12
    09753787                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3777535                           8.8750        104,250.00        100
    PRESTON             ROBERT        8.8750        104,250.00         ZZ
    3024 WEST 135TH AVENUE            8.6250            829.46         1
                                       .0000            829.46         75
    BROOMFIELD      CO    80304        .0000       09/15/00        139,000.00
    0432309474                         .0000       11/01/00            00
    0015014772                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3777621                           8.5000        329,000.00        100
    NIZUK SR            LARRY         8.5000        329,000.00         ZZ
    131 PORTOLA WAY                   8.2500          2,529.73         1
                                       .0000          2,529.73         70
    SAN BRUNO       CA    94066        .0000       09/20/00        475,000.00
    0432309193                         .0000       11/01/00            00
    M00911051                          .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    893/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3777922                           9.7500         73,600.00        100
    FORTNER             STANLEY       9.7500         73,565.66         ZZ
    198 CARTWRIGHT DRIVE              9.5000            632.34         1
                                       .0000            632.34         80
    WAYNESVILLE     NC    28786        .0000       09/05/00         92,000.00
    0412020612                         .0000       10/01/00            00
    0412020612                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    3777927                           8.8750        275,500.00        100
    HASSAN              KHALED        8.8750        275,500.00         ZZ
    16 BARNSDALE ROAD                 8.6250          2,192.00         2
                                       .0000          2,192.00         95
    CLIFTON         NJ    07013        .0000       09/11/00        290,000.00
    0412092363                         .0000       11/01/00            01
    0412092363                         .0000       10/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3777934                           9.2500        261,000.00        100
    WARNICK             JAMES         9.2500        261,000.00         ZZ
    617 CANYON DRIVE                  9.0000          2,147.18         1
                                       .0000          2,147.18         90
    ZEPHYR COVE     NV    89448        .0000       09/01/00        290,000.00
    0412099913                         .0000       11/01/00            01
    0412099913                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3777936                           9.8750         53,800.00        100
    CORTINA             LAZARO        9.8750         53,800.00         ZZ
    10363 SW 208 TERRACE              9.6250            467.17         1
                                       .0000            467.17         80
    MIAMI           FL    33189        .0000       09/11/00         67,294.00
    0412100646                         .0000       11/01/00            00
    0412100646                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    3777940                          10.0000         50,400.00        100
    SINAY               ALBERTO      10.0000         50,400.00         ZZ
    314 PLEASANT S.E.                 9.7500            442.30         2
                                       .0000            442.30         70
    GRAND RAPIDS    MI    49503        .0000       09/11/00         72,000.00
    0412110876                         .0000       11/01/00            00
    0412110876                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3777941                          10.0000         33,600.00        100
    SINAY               ALBERTO      10.0000         33,600.00         ZZ
    1059 BAXTER ST. SE                9.7500            294.86         2
                                       .0000            294.86         70
    GRAND RAPIDS    MI    49506        .0000       09/11/00         48,000.00
    0412110926                         .0000       11/01/00            00
    0412110926                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3777947                           9.0000        135,000.00        100
    BOULE'              ROBERT        9.0000        135,000.00         ZZ
    2013 DAWN TERRACE                 8.7500          1,086.24         1
                                       .0000          1,086.24         80
    WENATCHEE       WA    98801        .0000       09/01/00        170,000.00
1


    0412122053                         .0000       11/01/00            00
    0412122053                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3777949                           9.5000        136,800.00        100
    PRINCE              BARTON        9.5000        136,800.00         ZZ
    4109 BAY COURT NE                 9.2500          1,150.29         1
                                       .0000          1,150.29         80
    ALBUQUERQUE     NM    87111        .0000       09/08/00        171,000.00
    0412124117                         .0000       11/01/00            00
    0412124117                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    3777950                           9.8750        185,800.00        100
    SHARMA              NIRANJAN      9.8750        185,800.00         ZZ
    3888 BEASLEY DRIVE                9.6250          1,613.39         1
                                       .0000          1,613.39         90
    ERIE            CO    80516        .0000       09/11/00        206,462.00
    0412124448                         .0000       11/01/00            01
    0412124448                         .0000       10/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3777955                           9.3750        104,000.00        100
    CHOW                ALBERT        9.3750        104,000.00         ZZ
1


    2407 KINGSRIDGE DRIVE             9.1250            865.02         1
                                       .0000            865.02         80
    DALLAS          TX    75287        .0000       09/06/00        130,000.00
    0412126583                         .0000       11/01/00            00
    0412126583                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3777957                           8.8750        162,800.00        100
    SMITH               CURTIS        8.8750        162,800.00         ZZ
    4626 FRANCES WOOD COVE            8.6250          1,295.31         1
                                       .0000          1,295.31         90
    BARTLETT        TN    38135        .0000       09/11/00        180,900.00
    0412129082                         .0000       11/01/00            01
    0412129082                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3777959                           9.0000        130,500.00        100
    EDWARDS             JERRY         9.0000        130,500.00         ZZ
    16405 NORTHEAST 79TH STREET       8.7500          1,050.03         1
                                       .0000          1,050.03         90
    VANCOUVER       WA    98682        .0000       09/06/00        145,000.00
    0412130874                         .0000       11/01/00            01
    0412130874                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3777960                           8.8750         64,000.00        100
    FERGUS              JAMES         8.8750         64,000.00         ZZ
    10570 ANTCLIFF ROAD               8.6250            509.21         1
                                       .0000            509.21         80
    FOWLERVILLE     MI    48336        .0000       09/11/00         80,000.00
    0413124488                         .0000       11/01/00            00
    0412134488                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3778040                           9.8750         80,000.00        100
    BRUNO               RALPH         9.8750         79,963.65         ZZ
    135 CONGRESS AVENUE               9.6250            694.68         3
                                       .0000            694.68         86
    WATERBURY       CT    06708        .0000       08/24/00         94,000.00
    09753512                           .0000       10/01/00            12
    09753512                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3778087                           9.5000         96,300.00        100
    BLANDING            STEPHEN       9.5000         96,204.90         ZZ
    2370 TAHOE CIRCLE                 9.2500            809.74         2
                                       .0000            809.74         90
    HEMET           CA    92545        .0000       07/31/00        107,000.00
    09752898                           .0000       09/01/00            01
    09752898                           .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3778104                           9.7500         53,200.00        100
    KAWAHARA            DANIEL        9.7500         53,175.18         ZZ
    650 WEST 26TH STREET              9.5000            457.07         1
                                       .0000            457.07         90
    SAN BERNARDINO  CA    92405        .0000       08/08/00         59,112.00
    09753052                           .0000       10/01/00            01
    09753052                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3778120                           9.3750        220,500.00        100
    BLANDING            STEPHEN       9.3750        220,276.43         ZZ
    450 WESTMINSTER PLACE             9.1250          1,834.01         4
                                       .0000          1,834.01         89
    HEMET           CA    92545        .0000       07/31/00        250,000.00
    09752895                           .0000       09/01/00            01
    09752895                           .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3778156                           9.6250        300,000.00        100
    BRINKLEY            HARVEY        9.6250        299,711.41         ZZ
    516 BASSWOOD COURT                9.3750          2,549.97         1
                                       .0000          2,549.97         93
    JACKSONVILLE    FL    32259        .0000       07/26/00        325,500.00
    09752447                           .0000       09/01/00            01
    09752447                           .0000       08/01/30           30
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3778781                           9.0000        130,000.00        100
    MYER                BRUCE         9.0000        129,857.45         ZZ
    3245 CERRITOS AVENUE              8.7500          1,046.01         1
                                       .0000          1,046.01         69
    SIGNAL HILL     CA    90807        .0000       07/25/00        190,000.00
    09752173                           .0000       09/01/00            00
    09752173                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3779035                           9.5000         99,000.00        100
    MOORE               DERRYCK       9.5000         98,951.30         ZZ
    2718 PENN AVENUE NORTH            9.2500            832.45         2
                                       .0000            832.45         90
    MINNEAPOLIS     MN    55412        .0000       08/09/00        110,000.00
    09753890                           .0000       10/01/00            10
    09753890                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3779131                           9.2500        123,300.00        100
    JONES               JOHN          9.2500        123,236.08         ZZ
    11514 NOBILITY DRIVE              9.0000          1,014.36         4
                                       .0000          1,014.36         90
    STAFFORD        TX    77477        .0000       08/18/00        137,000.00
    09749307                           .0000       10/01/00            10
    09749307                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3779228                           9.5000        126,900.00        100
    PRASAD              ALLAN         9.5000        126,774.68         ZZ
    2155 EVERGREEN AVENUE             9.2500          1,067.04         4
                                       .0000          1,067.04         90
    WEST SACRAMENT  CA    95691        .0000       07/25/00        141,000.00
    09749925                           .0000       09/01/00            04
    09749925                           .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3779292                           8.2500        324,000.00        100
    MARSH               GERRY         8.2500        323,793.40         ZZ
    1507 DUTTON AVENUE                8.0000          2,434.10         3
                                       .0000          2,434.10         80
    SANTA ROSA      CA    95407        .0000       08/09/00        405,000.00
    09751409                           .0000       10/01/00            00
    09751409                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3779469                           9.1250         70,000.00        100
    HIDDEN              EDWIN         9.1250         70,000.00         ZZ
    15 LITTLE PALOMINO COURT SOUT     8.8750            569.54         1
                                       .0000            569.54         79
    BELLINGHAM      WA    98226        .0000       09/11/00         89,500.00
1


    0400322137                         .0000       11/01/00            00
    0400322137                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3779473                           9.0000        210,000.00        100
    ROGERS              PENELOPE      9.0000        210,000.00         ZZ
    10 CARRIAGE HOUSE DRIVE           8.7500          1,689.71         1
                                       .0000          1,689.71         61
    LAKEVILLE       MA    02347        .0000       09/06/00        345,000.00
    0400307773                         .0000       11/01/00            00
    0400307773                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3780193                           8.8750        300,000.00        100
    PELUCHETTE          DAVID         8.8750        300,000.00         ZZ
    487 EGRET AVE                     8.6250          2,386.94         1
                                       .0000          2,386.94         30
    NAPLES          FL    34108        .0000       09/15/00      1,000,000.00
    0432314318                         .0000       11/01/00            00
    0019110048                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3780562                           9.0000         74,350.00        100
    CLARK               DOUGLAS       9.0000         74,309.39         ZZ
1


    140 DEGARMO ROAD                  8.7500            598.24         1
                                       .0000            598.24         79
    SCHUYLERVILLE   NY    12871        .0000       09/01/00         95,000.00
    1861453                            .0000       10/01/00            00
    1861453                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3780659                           9.6250         87,400.00        100
    JENSEN              MARCELLA      9.6250         87,400.00         ZZ
    2900 EZRA AVENUE                  9.3750            742.89         2
                                       .0000            742.89         95
    ZION            IL    60099        .0000       09/15/00         92,000.00
    0432310332                         .0000       11/01/00            10
    07001694                           .0000       10/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E86/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3780748                           8.8750        200,000.00        100
    VOYLES              JOAN          8.8750        199,887.88         ZZ
    2775 BEACH DRIVE                  8.6250          1,591.29         1
                                       .0000          1,591.29         55
    MERRICK         NY    11566        .0000       08/25/00        365,000.00
    0189588853                         .0000       10/01/00            00
    0189588853                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3780930                           8.8750        517,500.00        100
    BELLINGER           PETER         8.8750        517,500.00         ZZ
    160 GROGANS LANDING               8.6250          4,117.46         1
                                       .0000          4,117.46         75
    ATLANTA         GA    30350        .0000       09/15/00        690,000.00
    0432309961                         .0000       11/01/00            00
    3071242                            .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    U05/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3781329                           8.6250        141,100.00        100
    ROBICHEAU           MICHAEL       8.6250        141,100.00         ZZ
    80 BROADWAY                       8.3750          1,097.46         1
                                       .0000          1,097.46         85
    AMHERST         NH    03031        .0000       09/11/00        166,000.00
    0432293793                         .0000       11/01/00            04
    002643997                          .0000       10/01/30           12
    0                                  .0000       00/00/00        00/00/00
    Q99/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3781818                           8.8750        372,000.00        100
    SCHULTZ             MICHAEL       8.8750        372,000.00         ZZ
    15935 SE CELSIANA COURT           8.6250          2,959.80         1
                                       .0000          2,959.80         80
    CLACKAMAS       OR    97015        .0000       09/15/00        465,000.00
    0432318954                         .0000       11/01/00            00
    0021428693                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782269                           8.8750        223,000.00        100
    BRANDT              MARIANNE      8.8750        223,000.00         ZZ
    98 COLONIAL AVENUE                8.6250          1,774.29         1
                                       .0000          1,774.29         72
    WALTHAM         MA    02453        .0000       09/07/00        310,000.00
    0412038689                         .0000       11/01/00            00
    0412038689                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782270                           9.5000        191,900.00        100
    LAMEW               MATTHEW       9.5000        191,805.61         ZZ
    19925 CHALON                      9.2500          1,613.60         1
                                       .0000          1,613.60         95
    ST CLAIR SHORE  MI    48080        .0000       08/14/00        202,000.00
    0412058984                         .0000       10/01/00            04
    0412058984                         .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782273                           9.0000        100,000.00        100
    STEWART             JOHN          9.0000        100,000.00         ZZ
    33 WOODLAWN AVENUE                8.7500            804.62         1
                                       .0000            804.62         87
    SELDEN          NY    11784        .0000       09/07/00        115,000.00
    0412079493                         .0000       11/01/00            04
    0412079493                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782278                           9.6250         50,850.00        100
    FOCKEN              THOMAS        9.6250         50,825.64         ZZ
    615 MILL                          9.3750            432.22         1
                                       .0000            432.22         90
    COUNCIL BLUFFS  IA    51503        .0000       08/31/00         56,525.00
    0412103012                         .0000       10/01/00            01
    0412103012                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782280                           8.6250         65,000.00        100
    FREY                ELIZABETH     8.6250         65,000.00         ZZ
    2400 DEVONSHIRE DRIVE             8.3750            505.56         1
                                       .0000            505.56         57
    AUSTIN          TX    78723        .0000       09/07/00        115,000.00
    0412110686                         .0000       11/01/00            00
    0412110686                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782282                           9.1250        136,000.00        100
    MILLER              LORNA         9.1250        136,000.00         ZZ
    3299 COUNTY ROAD 16               8.8750          1,106.54         1
    (FKA WEST LAKE)                    .0000          1,106.54         80
    CANANDAIGUA     NY    14424        .0000       09/12/00        170,000.00
    0412116584                         .0000       11/01/00            00
    0412116584                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782283                           8.7500         72,800.00        100
    DAVIS               SHIRLEY       8.7500         72,800.00         ZZ
    885 THREE PINES ROAD              8.5000            572.72         1
                                       .0000            572.72         80
    GRANTS PASS     OR    97526        .0000       09/05/00         91,000.00
    0412117251                         .0000       11/01/00            00
    0412117251                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782284                           8.6250        189,000.00        100
    DRISKILL            JAMES         8.6250        189,000.00         ZZ
    1930 OAKES BOULEVARD              8.3750          1,470.02         1
                                       .0000          1,470.02         69
    NAPLES          FL    34119        .0000       09/07/00        275,000.00
    0412118853                         .0000       11/01/00            00
    0412118853                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782291                           9.7500         31,500.00        100
    KOTT                ANDREW        9.7500         31,500.00         ZZ
    137 PALMER STREET                 9.5000            270.63         1
                                       .0000            270.63         90
    TOLEDO          OH    43608        .0000       09/12/00         35,000.00
1


    0412122426                         .0000       11/01/00            01
    0412122426                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3782292                           8.8750        450,000.00        100
    PRICE JR            COKER         8.8750        450,000.00         ZZ
    209 CAROLINA BLVD                 8.6250          3,580.40         1
                                       .0000          3,580.40         75
    ISLE OF PALMS   SC    29451        .0000       09/07/00        600,000.00
    0412123887                         .0000       11/01/00            00
    0412123887                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782295                           8.6250        100,000.00        100
    THURROTT            DAVID         8.6250        100,000.00         ZZ
    9221 N. CHELSEA DRIVE             8.3750            777.79         1
                                       .0000            777.79         67
    PLANTATION      FL    33324        .0000       09/12/00        151,000.00
    0412128944                         .0000       11/01/00            00
    0412128944                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    3782321                           9.2500         39,960.00        100
    EALY                THOMAS        9.2500         39,939.28         ZZ
1


    4930 LARKSPUR STREET              9.0000            328.74         1
    UNIT 7A                            .0000            328.74         90
    LAS VEGAS       NV    89120        .0000       08/22/00         44,400.00
    0432280584                         .0000       10/01/00            04
    62100194                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    3782330                           8.7500        156,000.00        100
    KENDZIORSKI         ERVIN         8.7500        155,910.25         ZZ
    2329 NORTH STACY LANE             8.5000          1,227.25         1
                                       .0000          1,227.25         78
    SANTA ANA       CA    92706        .0000       08/25/00        202,000.00
    0432271195                         .0000       10/01/00            00
    00252579                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    700/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3782391                           9.0000        270,000.00        100
    SENN                DARREN        9.0000        269,703.93         ZZ
    3354 PIONEER PLACE                8.7500          2,172.48         1
                                       .0000          2,172.48         63
    STILLWATER      MN    55082        .0000       07/06/00        430,000.00
    23626187                           .0000       09/01/00            00
    23626187                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3782392                           8.6250        307,000.00        100
    MENJIVAR            BLANCA        8.6250        306,636.20         ZZ
    13308 REGAL CREST DRIVE           8.3750          2,387.81         1
                                       .0000          2,387.81         80
    CLIFTON         VA    20124        .0000       07/13/00        383,840.00
    28724011                           .0000       09/01/00            00
    28724011                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3782393                           8.8750        345,000.00        100
    BREED               PARTICK       8.8750        344,611.73         ZZ
    570 BLACK BEAR TRAIL              8.6250          2,744.98         1
                                       .0000          2,744.98         75
    CARBONDALE      CO    81623        .0000       07/07/00        460,000.00
    28727881                           .0000       09/01/00            00
    28727881                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3782394                           8.8750        619,500.00        100
    READ                CHARLES       8.8750        618,702.09         ZZ
    7 EAGLES AERIE CO                 8.6250          4,929.02         1
                                       .0000          4,929.02         75
    HICKORY CREEK   TX    76205        .0000       07/19/00        826,000.00
    28781938                           .0000       09/01/00            00
    28781938                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3782395                           8.5000        327,000.00        100
    ZERR                ELDON         8.5000        326,401.48         ZZ
    1506 REDWING LANE                 8.2500          2,514.35         1
                                       .0000          2,514.35         80
    BROOMFIELD      CO    80020        .0000       07/05/00        409,744.00
    28820280                           .0000       08/01/00            00
    28820280                           .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3782396                           8.7500        336,000.00        100
    LEE                 IN            8.7500        335,056.52         ZZ
    2213 ARDEMORE DRIVE               8.5000          2,643.32         1
                                       .0000          2,643.32         80
    FULLERTON       CA    92833        .0000       06/21/00        420,000.00
    28820363                           .0000       08/01/00            00
    28820363                           .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3782397                           9.7500        285,000.00        100
    ATKINSON            GENE          9.7500        284,197.83         ZZ
    430 HIGHLAND LAKE VIEW            9.5000          2,448.59         1
                                       .0000          2,448.59         75
    ATLANTA         GA    30349        .0000       04/14/00        380,000.00
    28840247                           .0000       06/01/00            00
    28840247                           .0000       05/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3782398                           8.8750        115,200.00        100
    PAYNE               KAREN         8.8750        114,872.23         ZZ
    1457 BOEGER AVENUE                8.6250            916.59         1
                                       .0000            916.59         72
    WESTCHESTER     IL    60154        .0000       04/27/00        160,000.00
    28901346                           .0000       06/01/00            00
    28901346                           .0000       05/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782399                           8.3750        168,000.00        100
    WILLIKY             GARY          8.3750        167,790.43         ZZ
    7212 HOLLY LANE                   8.1250          1,276.92         1
                                       .0000          1,276.92         80
    COLLEYVILLE     TX    76034        .0000       07/06/00        210,000.00
    28901643                           .0000       09/01/00            00
    28901643                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782400                           8.8750        282,380.00        100
    SETHI               ARVIND        8.8750        282,221.69         ZZ
    2701 MARINA POINT LANE            8.6250          2,246.75         1
    UNINCORPORATED AREA                .0000          2,246.75         80
    ELK GROVE       CA    95758        .0000       08/04/00        352,976.00
    6030352444                         .0000       10/01/00            00
    6030352444                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3782401                           8.8750        308,000.00        100
    DANOU               MONICA        8.8750        307,827.33         ZZ
    2153 ALDWIN                       8.6250          2,450.59         1
                                       .0000          2,450.59         62
    WEST BLOOMFIEL  MI    48324        .0000       08/30/00        500,000.00
    6030490806                         .0000       10/01/00            00
    6030490806                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782402                           8.7500        290,800.00        100
    ARTEAGA JR          MELECIO       8.7500        290,632.69         ZZ
    1315 BECKET DRIVE                 8.5000          2,287.73         1
                                       .0000          2,287.73         80
    SAN JOSE        CA    95121        .0000       08/14/00        363,500.00
    6040234228                         .0000       10/01/00            00
    6040234228                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782403                           8.2500        430,000.00        100
    AHARONIAN           IRENE         8.2500        429,449.21         ZZ
    16933 OTSEGO STREET               8.0000          3,230.45         1
    ENCINO AREA                        .0000          3,230.45         71
    LOS ANGELES     CA    91316        .0000       07/28/00        610,000.00
1


    6127530662                         .0000       09/01/00            00
    6127530662                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782404                           9.2500        388,400.00        100
    POWLESLAND          ELAINE        9.2500        388,198.64         ZZ
    123 NE 77TH ST                    9.0000          3,195.28         1
                                       .0000          3,195.28         80
    SEATTLE         WA    98115        .0000       08/22/00        485,500.00
    6173961480                         .0000       10/01/00            00
    6173961480                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782405                           8.8750        400,000.00        100
    KIM                 JEA           8.8750        399,549.85         ZZ
    3049 BELLEVUE WAY NE              8.6250          3,182.58         1
                                       .0000          3,182.58         78
    BELLEVUE        WA    98004        .0000       07/25/00        515,000.00
    6266902797                         .0000       09/01/00            00
    6266902797                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782406                           8.7500        410,000.00        100
    SOHANAKI            M             8.7500        409,526.48         ZZ
1


    2 ENDLESS VISTA                   8.5000          3,225.48         1
                                       .0000          3,225.48         75
    ALISO VIEJO     CA    92656        .0000       07/20/00        550,000.00
    6280929164                         .0000       09/01/00            00
    6280929164                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3782407                           8.7500        550,000.00        100
    CARCAMO             CLOTILDE      8.7500        549,683.56         ZZ
    36 AURA VISTA                     8.5000          4,326.86         1
                                       .0000          4,326.86         63
    MILLBRAE        CA    94030        .0000       08/17/00        885,000.00
    6402599879                         .0000       10/01/00            00
    6402599879                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782408                           8.5000        359,040.00        100
    CAPITANO            CARL          8.5000        358,822.49         ZZ
    2439 SALAMANCA                    8.2500          2,760.71         1
                                       .0000          2,760.71         80
    LA VERNE        CA    91750        .0000       08/22/00        448,800.00
    6411193854                         .0000       10/01/00            00
    6411193854                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    3782409                           8.5000        999,750.00        100
    WHEELER             DOLORES       8.5000        998,534.39         ZZ
    62 OCEAN DRIVE EAST               8.2500          7,687.22         1
                                       .0000          7,687.22         65
    STAMFORD        CT    06902        .0000       07/21/00      1,550,000.00
    6423709812                         .0000       09/01/00            00
    6423709812                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782410                           8.3750        340,000.00        100
    LAGASCA BORJA       JAN           8.3750        339,788.67         ZZ
    1243 AMBER COURT                  8.1250          2,584.25         1
                                       .0000          2,584.25         80
    SAN LEANDRO     CA    94577        .0000       08/22/00        425,000.00
    6450629016                         .0000       10/01/00            00
    6450629016                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3782411                           8.6250        461,250.00        100
    SIRES               JOE           8.6250        460,703.39         ZZ
    104 QUAIL RUN ROAD                8.3750          3,587.56         1
                                       .0000          3,587.56         75
    HENDERSON       NV    89014        .0000       07/18/00        615,000.00
    6532588610                         .0000       09/01/00            00
    6532588610                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3782412                           8.5000        271,920.00        100
    AGUDELO             FRED          8.5000        271,445.27         ZZ
    10546 APPLE LANE                  8.2500          2,090.83         1
                                       .0000          2,090.83         80
    RANCHO CUCA     CA    91737        .0000       07/28/00        339,900.00
    6592090275                         .0000       10/01/00            00
    6592090275                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782413                           8.7500        382,500.00        100
    BERTHIAUME          MARK          8.7500        382,058.26         ZZ
    20141 OLD BIG BASIN ROAD          8.5000          3,009.13         1
                                       .0000          3,009.13         75
    BOULDER CREEK   CA    95006        .0000       07/20/00        510,000.00
    6592857780                         .0000       09/01/00            00
    6592857780                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782414                           8.3750        322,500.00        100
    COX                 GREGORY       8.3750        322,299.54         ZZ
    5985 MARYMAC DR SW                8.1250          2,451.24         1
                                       .0000          2,451.24         74
    PORT ORCHARD    WA    98367        .0000       06/02/00        437,000.00
    6598674452                         .0000       10/01/00            00
    6598674452                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3782415                           8.8750        630,000.00        100
    COOPER              GREGORY       8.8750        629,646.81         ZZ
    110 OAK LANE                      8.6250          5,012.57         1
                                       .0000          5,012.57         75
    SEWICKLEY       PA    15143        .0000       08/18/00        840,000.00
    6607476238                         .0000       10/01/00            00
    6607476238                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782416                           8.7500        578,500.00        100
    YAMASHITA           NOBUO         8.7500        578,167.16         ZZ
    333 19TH STREET                   8.5000          4,551.07         2
                                       .0000          4,551.07         65
    MANHATTAN BEAC  CA    90266        .0000       07/31/00        890,000.00
    6726831107                         .0000       10/01/00            00
    6726831107                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782417                           8.6250        307,500.00        100
    RESURRECCION        LUIS          8.6250        307,135.59         ZZ
    1524 AVENIDA LA POST              8.3750          2,391.71         1
                                       .0000          2,391.71         75
    ENCINITAS       CA    92024        .0000       07/19/00        410,000.00
    6736529626                         .0000       09/01/00            00
    6736529626                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3782418                           8.5000        290,000.00        100
    SORKHABI            GEORGE        8.5000        289,824.32         ZZ
    840 SEA SPRAY LANE 308            8.2500          2,229.85         1
                                       .0000          2,229.85         75
    FOSTER CITY     CA    94404        .0000       08/09/00        390,000.00
    6852149050                         .0000       10/01/00            00
    6852149050                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3782419                           8.8750        296,807.00        100
    ARCHAMBAULT         MARK          8.8750        296,472.98         ZZ
    1137 ENZOS WAY                    8.6250          2,361.53         1
                                       .0000          2,361.53         80
    WINDSOR         CA    95492        .0000       07/10/00        371,088.00
    6854351787                         .0000       09/01/00            00
    6854351787                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782420                           8.7500        367,800.00        100
    OCHTERBECK          CHARLES       8.7500        367,375.23         ZZ
    27919 WALNUT CREEK COURT          8.5000          2,893.49         1
                                       .0000          2,893.49         80
    MAGNOLIA        TX    77355        .0000       07/31/00        459,761.00
1


    6883375369                         .0000       09/01/00            00
    6883375369                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3782421                           8.7500        307,500.00        100
    MOUHANNA            ANTOINE       8.7500        307,323.08         ZZ
    14350 AUBURN COURT                8.5000          2,419.11         1
                                       .0000          2,419.11         75
    CHINO HILLS     CA    91709        .0000       08/24/00        410,000.00
    6919610250                         .0000       10/01/00            00
    6919610250                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782422                           8.7500      1,000,000.00        100
    BOHNE               DOUGLAS       8.7500        998,845.12         ZZ
    8 SHIRE                           8.5000          7,867.01         1
    UNINCORPORATED AREA                .0000          7,867.01         59
    COTO DE CAZ     CA    92679        .0000       07/17/00      1,700,000.00
    6941896711                         .0000       09/01/00            00
    6941896711                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3782423                           8.6250        354,750.00        100
    PATEL               BABUBHAI      8.6250        354,540.56         ZZ
1


    370 AVOCADO CREST ROAD            8.3750          2,759.21         1
                                       .0000          2,759.21         75
    LA HABRA HEIGH  CA    90631        .0000       08/10/00        473,000.00
    6960684535                         .0000       10/01/00            00
    6960684535                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782424                           9.7500        328,000.00        100
    CHANG               ANTHONY       9.7500        327,846.97         ZZ
    550 ORTEGA AVENUE #A408           9.5000          2,818.03         1
                                       .0000          2,818.03         80
    MOUNTAIN VIEW   CA    94040        .0000       08/10/00        410,000.00
    6967923241                         .0000       10/01/00            00
    6967923241                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3782425                           8.5000        275,000.00        100
    ROMAN SR            MANUEL        8.5000        274,833.40         ZZ
    32322 ANNETTE COURT               8.2500          2,114.52         1
                                       .0000          2,114.52         74
    UNION CITY      CA    94587        .0000       08/16/00        374,950.00
    6971141285                         .0000       10/01/00            00
    6971141285                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3782426                           8.0000        853,125.00        100
    BRIGGS              MICHAEL       8.0000        852,552.57         ZZ
    369 MESA WAY                      7.7500          6,259.93         1
                                       .0000          6,259.93         65
    LA JOLLA        CA    92037        .0000       08/01/00      1,312,500.00
    6991977627                         .0000       10/01/00            00
    6991977627                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3782427                           8.8750        380,000.00        100
    MCCARTHY            ROBERT        8.8750        379,786.96         ZZ
    75 CACHE CAY DRIVE                8.6250          3,023.46         1
                                       .0000          3,023.46         80
    VERO BEACH      FL    32963        .0000       08/15/00        475,000.00
    6996924384                         .0000       10/01/00            00
    6996924384                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    S48/S48                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3782627                           9.5000         56,700.00        100
    JOBE                TIMOTHY       9.5000         56,700.00         ZZ
    205 WEST MARKET STREET            9.2500            476.77         4
                                       .0000            476.77         90
    CRAWFORDSVILLE  IN    47933        .0000       09/18/00         63,000.00
    0432296705                         .0000       11/01/00            10
    0010030773                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    H19/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3782873                           8.7500        274,500.00        100
    JOY                 WILLIAM       8.7500        274,342.06         ZZ
    51 MOUNT APIATAN COURT            8.5000          2,159.50         1
                                       .0000          2,159.50         90
    LIVERMORE       CO    80536        .0000       08/31/00        305,000.00
    16755860                           .0000       10/01/00            10
    16755860                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    405/405                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3783002                           9.6250        144,000.00        100
    FARRELL             ROBERT        9.6250        143,931.01         ZZ
    134 WALNUT DR                     9.3750          1,223.99         1
                                       .0000          1,223.99         90
    SPRING LAKE     NJ    07762        .0000       08/22/00        160,000.00
    0000004663                         .0000       10/01/00            12
    0000004663                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3783003                           8.5000        186,300.00        100
    BEAUVAIS            ALEZA         8.5000        186,187.13         ZZ
    1285 DOE VALLEY RD                8.2500          1,432.49         1
                                       .0000          1,432.49         90
    ATHOL           MA    01331        .0000       08/25/00        207,000.00
    0000004990                         .0000       10/01/00            12
    0000004990                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783004                           9.6250        366,300.00        100
    SAPPINGTON          LESTER        9.6250        366,124.51         ZZ
    440 HILLCREST PL                  9.3750          3,113.52         3
                                       .0000          3,113.52         90
    PALISADES PK    NJ    07650        .0000       08/18/00        407,000.00
    0000005059                         .0000       10/01/00            01
    0000005059                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783005                           8.7500        162,500.00        100
    SWALLENDER          ERIK          8.7500        162,406.51         T
    3308 W OWENS WAY                  8.5000          1,278.39         1
                                       .0000          1,278.39         80
    ANTHEM          AZ    85086        .0000       08/16/00        203,152.00
    0000010248                         .0000       10/01/00            00
    0000010248                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3783006                           9.2500        129,400.00        100
    MATTHEWS            HUGH          9.2500        129,332.91         ZZ
    5804 GREENGATE DRIVE              9.0000          1,064.55         4
                                       .0000          1,064.55         90
    KILLEEN         TX    76543        .0000       08/10/00        143,800.00
    0000026045                         .0000       10/01/00            11
    0000026045                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783007                           9.2500        475,000.00        100
    GRIFFIN             PAUL          9.2500        474,753.75         ZZ
    178 MAPLE AVENUE                  9.0000          3,907.71         1
                                       .0000          3,907.71         76
    JEFFERSONVILLE  NY    12748        .0000       08/29/00        630,000.00
    0000026313                         .0000       10/01/00            00
    0000026313                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783008                           9.5000        315,000.00        100
    PRUENTE             ALOIS         9.5000        314,688.87         ZZ
    17108 E ST RT 58                  9.2500          2,648.70         1
                                       .0000          2,648.70         85
    RAYMORE         MO    64083        .0000       07/28/00        371,000.00
    0000043125                         .0000       09/01/00            11
    0000043125                         .0000       08/01/30           12
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783009                           9.0000         95,000.00        100
    MENDEZ              JOSE          9.0000         94,948.10         ZZ
    794 E 18TH ST                     8.7500            764.40         3
                                       .0000            764.40         70
    PATERSON        NJ    07501        .0000       08/10/00        136,000.00
1


    0000057699                         .0000       10/01/00            00
    0000057699                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783010                           9.6250         60,300.00        100
    KNOWLES             DENNIS        9.6250         60,271.11         ZZ
    17916 MAPLE HEIGHTS BLVD          9.3750            512.55         1
                                       .0000            512.55         90
    MAPLE HEIGHTS   OH    44137        .0000       08/22/00         67,000.00
    0000062402                         .0000       10/01/00            10
    0000062402                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783011                           9.8750         92,600.00        100
    HORN                LONNIE        9.8750         92,557.92         ZZ
    206 SUNSET DR                     9.6250            804.10         1
                                       .0000            804.10         90
    AURORA          IN    47001        .0000       08/17/00        102,900.00
    0000067377                         .0000       10/01/00            12
    0000067377                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783012                           9.0000         96,000.00        100
    MARKS               SETH          9.0000         95,947.56         ZZ
1


    1940 NW 35TH AVE                  8.7500            772.44         1
                                       .0000            772.44         71
    COCONUT CREEK   FL    33066        .0000       08/09/00        136,000.00
    0000069797                         .0000       10/01/00            00
    0000069797                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3783013                           9.3750         41,600.00        100
    PELFORT             CARLOS        9.3750         41,578.99         ZZ
    1904 BRITTANY RD                  9.1250            346.01         1
                                       .0000            346.01         80
    LAKELAND        FL    33803        .0000       08/18/00         52,000.00
    0000070209                         .0000       10/01/00            00
    0000070209                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783014                           9.2500         36,000.00        100
    CROSS               ROXANNE       9.2500         35,908.34         ZZ
    150 N SUMNER ST                   9.0000            296.17         1
                                       .0000            296.17         90
    EAST PALESTINE  OH    44413        .0000       08/18/00         40,000.00
    0000074789                         .0000       10/01/00            11
    0000074789                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3783015                           9.0000         43,200.00        100
    SPEER               JAMES         9.0000         43,176.40         ZZ
    4026 & 4026A S SPRING AVE         8.7500            347.60         2
                                       .0000            347.60         90
    ST LOUIS        MO    63116        .0000       08/11/00         48,000.00
    0000075131                         .0000       10/01/00            10
    0000075131                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783016                           9.7500         42,400.00        100
    MOSS                CHARLES       9.7500         42,380.21         ZZ
    3517 BENTON BLVD                  9.5000            364.29         1
                                       .0000            364.29         80
    KANSAS CITY     MO    64128        .0000       08/09/00         53,000.00
    0000081195                         .0000       10/01/00            00
    0000081195                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783017                           9.7500         30,000.00        100
    KORAN               ALMA          9.7500         29,986.00         ZZ
    2152 HEBRON AVEENUE               9.5000            257.75         1
                                       .0000            257.75         75
    ZION            IL    60099        .0000       08/08/00         40,000.00
    0000088409                         .0000       10/01/00            00
    0000088409                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783018                           9.3750         52,000.00        100
    STILLWELL           BARBARA       9.3750         51,973.74         ZZ
    5722 BISCAYNE CT. #204            9.1250            432.51         1
                                       .0000            432.51         80
    NEW PORT RICHE  FL    34652        .0000       08/08/00         65,000.00
    0000092131                         .0000       10/01/00            00
    0000092131                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3783019                           9.6250         44,100.00        100
    WILKERSON JR        LESTER        9.6250         44,060.13         ZZ
    4646 N 30TH STREET                9.3750            374.85         2
                                       .0000            374.85         90
    MILWAUKEE       WI    53209        .0000       08/15/00         49,000.00
    0000092437                         .0000       10/01/00            10
    0000092437                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783020                           9.3750        183,750.00        100
    STUART              DENNA         9.3750        183,657.21         ZZ
    101 E 2ND AVE                     9.1250          1,528.34         1
                                       .0000          1,528.34         75
    DENVER          CO    80203        .0000       08/15/00        245,000.00
    0000092576                         .0000       10/01/00            00
    0000092576                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783021                           9.0000        153,000.00        100
    NIX                 JAMIE         9.0000        152,916.43         ZZ
    6427 NW 80TH DRIVE                8.7500          1,231.07         1
                                       .0000          1,231.07         90
    PARKLAND        FL    33067        .0000       08/24/00        170,000.00
    93616                              .0000       10/01/00            12
    93616                              .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3783022                           9.7500        135,000.00        100
    BEAUDRY             NICHOLAS      9.7500        134,937.02         ZZ
    149 MADISON AVENUE                9.5000          1,159.86         1
                                       .0000          1,159.86         90
    DECATUR         GA    30030        .0000       08/15/00        150,000.00
    0000093636                         .0000       10/01/00            10
    0000093636                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783023                           8.8750         85,500.00        100
    FISHER              TODD          8.8750         85,418.05         ZZ
    26 VICTOR AVE                     8.6250            680.28         1
                                       .0000            680.28         90
    WEST LONG BRAN  NJ    07764        .0000       08/09/00         95,000.00
    0000096554                         .0000       10/01/00            11
    0000096554                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783024                           9.2500        104,000.00        100
    PUCCIO III          VINCENT       9.2500        103,946.08         ZZ
    339 SHERWOOD DRIVE                9.0000            855.59         1
                                       .0000            855.59         75
    ABERDEEN TWP    NJ    07735        .0000       08/11/00        140,000.00
    0000096574                         .0000       10/01/00            00
    0000096574                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783025                           9.2500         62,900.00        100
    MCKEE               DANIEL        9.2500         62,867.38         ZZ
    508 7TH AVENUE                    9.0000            517.47         1
                                       .0000            517.47         90
    ASBURY PARK     NJ    07712        .0000       08/21/00         69,900.00
    0000096585                         .0000       10/01/00            11
    0000096585                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3783026                           9.7500         63,900.00        100
    FOSQUE              TIMOTHY       9.7500         63,870.19         ZZ
    1809 THIRD AVENUE                 9.5000            549.00         1
                                       .0000            549.00         90
    ASBURY PARK     NJ    07712        .0000       08/17/00         71,023.00
1


    0000096599                         .0000       10/01/00            11
    0000096599                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783027                           8.3750        135,200.00        100
    SALEH               MAHMOUD       8.3750        135,115.96         ZZ
    901 MADISON HILL ROAD             8.1250          1,027.62         1
                                       .0000          1,027.62         80
    RAHWAY          NJ    07065        .0000       08/18/00        169,000.00
    0000096623                         .0000       10/01/00            00
    0000096623                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783028                           8.7500        150,000.00        100
    POSPISIL            WILLIAM       8.7500        149,913.69         ZZ
    198 BROAD STREET                  8.5000          1,180.06         1
                                       .0000          1,180.06         34
    MANASQUAN       NJ    08736        .0000       08/21/00        450,000.00
    0000096652                         .0000       10/01/00            00
    0000096652                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783030                           9.1250        140,000.00        100
    FOX                 STEVEN        9.1250        139,925.49         ZZ
1


    43 RICHARD ROAD                   8.8750          1,139.09         1
                                       .0000          1,139.09         80
    EDISON          NJ    08820        .0000       08/16/00        175,000.00
    0000097522                         .0000       10/01/00            00
    0000097522                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783031                           9.6250         81,900.00        100
    LOPEZ               GUILLERMO     9.6250         81,860.76         ZZ
    276 WATSON AVENUE                 9.3750            696.15         2
                                       .0000            696.15         90
    PLAINFIELD      NJ    07062        .0000       08/23/00         91,000.00
    0000097784                         .0000       10/01/00            11
    0000097784                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783032                           8.8750         93,600.00        100
    PACE                DAVID         8.8750         93,547.52         ZZ
    62-64 BRYANT ST                   8.6250            744.73         3
                                       .0000            744.73         90
    SPRINGFIELD     MA    01108        .0000       08/24/00        104,000.00
    0000114722                         .0000       10/01/00            11
    0000114722                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3783033                           9.7500         70,000.00        100
    PRICE               DANIEL        9.7500         69,967.34         T
    3461 POINTE CREEK CT              9.5000            601.41         1
    D201                               .0000            601.41         51
    BONITA SPRINGS  FL    34134        .0000       08/08/00        138,900.00
    0000115422                         .0000       10/01/00            00
    0000115422                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3783034                           9.1250        211,500.00        100
    DODGE               MARILYN       9.1250        200,016.77         ZZ
    12 CRAVEN RD                      8.8750          1,720.84         1
                                       .0000          1,720.84         53
    MOUNTAIN LAKES  NJ    07046        .0000       08/24/00        400,000.00
    0000118605                         .0000       10/01/00            00
    0000118605                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783035                           9.6250        100,000.00        100
    WATERMAN            EUGENE        9.6250         99,952.09         T
    515 CONNECTICUT AVE               9.3750            849.99         1
                                       .0000            849.99         28
    NEW SHOREHAM    RI    02807        .0000       08/09/00        365,000.00
    0000118676                         .0000       10/01/00            00
    0000118676                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783036                           8.8750         33,200.00        100
    O'BRIEN             BONITA        8.8750         33,181.38         ZZ
    1469 MULTNOMA                     8.6250            264.16         1
                                       .0000            264.16         80
    AKRON           OH    44305        .0000       08/18/00         41,500.00
    0000118818                         .0000       10/01/00            00
    0000118818                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783037                           9.2500         60,000.00        100
    MCGILL              THOMAS        9.2500         59,968.89         ZZ
    6292 FIELDS ERTEL RD              9.0000            493.61         1
                                       .0000            493.61         76
    SHARONVILLE     OH    45241        .0000       08/21/00         79,814.00
    0000119057                         .0000       10/01/00            00
    0000119057                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783038                           9.1250        120,400.00        100
    NEWSOM              W             9.1250        120,335.92         ZZ
    1614 E CLOVER DR                  8.8750            979.62         4
                                       .0000            979.62         70
    MESA            AZ    85203        .0000       08/09/00        172,000.00
    0000119810                         .0000       10/01/00            00
    0000119810                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783039                           9.5000         80,900.00        100
    HALL                MARGIE        9.5000         80,712.37         ZZ
    1198 ELMWOOD DR                   9.2500            680.26         1
                                       .0000            680.26         90
    AMELIA          OH    45102        .0000       08/08/00         89,947.00
    0000119963                         .0000       10/01/00            10
    0000119963                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783040                           9.0000         36,000.00        100
    BAXTER              CALVIN        9.0000         35,980.33         ZZ
    8716 PLANTATION COURT DR          8.7500            289.67         1
                                       .0000            289.67         90
    NORTH CHARLEST  SC    29406        .0000       08/10/00         40,000.00
    0000122068                         .0000       10/01/00            12
    0000122068                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783041                           9.0000         67,500.00        100
    SHUMAKER            JANET         9.0000         67,463.12         ZZ
    21 S SPERLING AVE                 8.7500            543.13         3
                                       .0000            543.13         90
    DAYTON          OH    45403        .0000       08/11/00         75,000.00
    0000122918                         .0000       10/01/00            10
    0000122918                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783042                           9.0000         67,500.00        100
    SHUMAKER            JANET         9.0000         67,463.12         ZZ
    11 S SPERLING AVE                 8.7500            543.13         3
                                       .0000            543.13         90
    DAYTON          OH    45403        .0000       08/11/00         75,000.00
    0000122919                         .0000       10/01/00            10
    0000122919                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783043                           9.6250         46,300.00        100
    BOWEN               NELSON        9.6250         46,277.81         ZZ
    11305 FORTUNE AVE                 9.3750            393.55         1
                                       .0000            393.55         90
    CLEVELAND       OH    44111        .0000       08/15/00         51,500.00
    0000125028                         .0000       10/01/00            11
    0000125028                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783044                           8.7500        139,500.00        100
    RABY                LAURA         8.7500        139,419.74         ZZ
    1494 LEONARD RD                   8.5000          1,097.45         1
                                       .0000          1,097.45         90
    COVINGTON       OH    45318        .0000       08/15/00        155,000.00
1


    0000125141                         .0000       10/01/00            10
    0000125141                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783045                           9.7500         39,500.00        100
    SCOTT               MICHAEL       9.7500         39,481.57         ZZ
    1601 18TH ST NW                   9.5000            339.37         1
    814                                .0000            339.37         80
    WASHINGTON      DC    20009        .0000       08/21/00         49,400.00
    0000126600                         .0000       10/01/00            00
    0000126600                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           06             0           00/00/00
                                        N             .0000


    3783046                           8.7500        543,750.00        100
    KUMAR               RATAN         8.7500        543,437.15         ZZ
    1003 TOWLSTON ROAD                8.5000          4,277.69         1
                                       .0000          4,277.69         75
    MCLEAN          VA    22102        .0000       08/09/00        725,000.00
    0000126942                         .0000       10/01/00            00
    0000126942                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783047                           9.5000        105,000.00        100
    LOOS                BRETT         9.5000        104,948.35         ZZ
1


    8832 OVERLOOK DR                  9.2500            882.90         1
                                       .0000            882.90         70
    KIRTLAND        OH    44094        .0000       08/23/00        150,000.00
    0000127163                         .0000       10/01/00            00
    0000127163                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783048                           8.8750        196,000.00        100
    KAISER              PETER         8.8750        195,890.11         ZZ
    369 NEWBOLDS CORNER ROAD          8.6250          1,559.47         1
                                       .0000          1,559.47         80
    LUMBERTON       NJ    08048        .0000       08/21/00        245,000.00
    0000127571                         .0000       10/01/00            00
    0000127571                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783049                           9.2500         59,850.00        100
    HOSNA               MICHAEL       9.2500         59,818.96         ZZ
    2023 MANHATTAN ST                 9.0000            492.38         1
                                       .0000            492.38         90
    MICHIGAN CITY   IN    46360        .0000       08/18/00         66,500.00
    0000127831                         .0000       10/01/00            12
    0000127831                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3783050                           8.8750        155,050.00        100
    WENGIERSKI          DAVID         8.8750        154,963.07         ZZ
    5901/5903/5905 LLANO AVE          8.6250          1,233.65         3
                                       .0000          1,233.65         70
    DALLAS          TX    75251        .0000       08/17/00        221,500.00
    0000131389                         .0000       10/01/00            00
    0000131389                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783051                           9.0000         65,700.00        100
    CUSUMANO            JEANNE        9.0000         65,664.11         ZZ
    8519 RENZ                         8.7500            528.64         1
                                       .0000            528.64         90
    ST. LOUIS       MO    63114        .0000       08/23/00         73,000.00
    0000132646                         .0000       10/01/00            11
    0000132646                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783052                           9.6250        139,455.00        100
    STEWART             PAUL          9.6250        139,388.19         ZZ
    2124-26 CEDAR                     9.3750          1,185.36         2
                                       .0000          1,185.36         90
    OLATHE          KS    66062        .0000       08/16/00        154,950.00
    0000132731                         .0000       10/01/00            11
    0000132731                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783053                           9.6250        139,455.00        100
    STEWART             PAUL          9.6250        139,388.19         ZZ
    2128-30 CEDAR                     9.3750          1,185.36         2
                                       .0000          1,185.36         90
    OLATHE          KS    66062        .0000       08/16/00        154,950.00
    0000132732                         .0000       10/01/00            11
    0000132732                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783054                           9.7500         29,600.00        100
    SMITH               SHERRELL      9.7500         29,586.19         ZZ
    4664 GREER                        9.5000            254.31         2
                                       .0000            254.31         80
    ST LOUIS        MO    63115        .0000       08/22/00         37,000.00
    0000132874                         .0000       10/01/00            00
    0000132874                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783055                           9.6250         50,400.00        100
    USHER               PAUL          9.6250         50,375.85         ZZ
    1043 S MARTINSON                  9.3750            428.40         1
                                       .0000            428.40         80
    WICHITA         KS    67213        .0000       08/17/00         63,000.00
    0000132957                         .0000       10/01/00            00
    0000132957                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783056                           9.6250         57,600.00        100
    MARBLEY             ERNEST        9.6250         57,572.40         ZZ
    3011 IOWA                         9.3750            489.60         2
                                       .0000            489.60         90
    ST LOUIS        MO    63118        .0000       08/23/00         64,000.00
    0000133083                         .0000       10/01/00            11
    0000133083                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783057                           9.0000        104,310.00        100
    MURIEL              SUSAN         9.0000        104,253.02         ZZ
    1003 ACORN TRAIL DR               8.7500            839.31         1
                                       .0000            839.31         90
    FLORISSANT      MO    63031        .0000       08/22/00        115,900.00
    0000133099                         .0000       10/01/00            11
    0000133099                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3783058                           9.0000        180,500.00        100
    HALLIN              ERIC          9.0000        180,401.40         ZZ
    RT 1 BOX 251A                     8.7500          1,452.35         1
                                       .0000          1,452.35         90
    DAVIS           OK    73030        .0000       08/23/00        200,600.00
    0000133267                         .0000       10/01/00            11
    0000133267                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783059                           9.3750         41,600.00        100
    PELFORT             CARLOS        9.3750         41,578.99         ZZ
    1923 BEECHWOOD DR                 9.1250            346.01         1
                                       .0000            346.01         80
    LAKELAND        FL    33803        .0000       08/18/00         52,000.00
    0000135891                         .0000       10/01/00            00
    0000135891                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783060                           9.3750        169,550.00        100
    MILLSON             ROY           9.3750        169,464.37         T
    517 GLENEAGLES CIR                9.1250          1,410.24         1
                                       .0000          1,410.24         80
    DAVENPORT       FL    33837        .0000       08/24/00        211,946.00
    0000135999                         .0000       10/01/00            00
    0000135999                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3783061                           8.8750         72,700.00        100
    TRAINER             ELLEN         8.8750         72,659.24         ZZ
    820 JUDSON ST                     8.6250            578.44         1
                                       .0000            578.44         90
    PHILADELPHIA    PA    19130        .0000       08/16/00         80,800.00
1


    0000139234                         .0000       10/01/00            11
    0000139234                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783062                           9.5000        116,000.00        100
    ANDERSON            BONNIE        9.5000        115,942.93         ZZ
    35B EAGLE RUN                     9.2500            975.40         1
                                       .0000            975.40         80
    WARWICK         RI    02818        .0000       08/18/00        145,000.00
    0009360187                         .0000       10/01/00            00
    0009360187                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3783063                           9.7500        180,000.00        100
    FRANKEL             MEIER         9.7500        179,916.02         ZZ
    104 SHELLY CIR                    9.5000          1,546.48         1
                                       .0000          1,546.48         90
    MONSEY          NY    10952        .0000       08/11/00        200,000.00
    0009423498                         .0000       10/01/00            11
    0009423498                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783064                           9.5000         54,000.00        100
    REBERHOLT JR        AUGUST        9.5000         53,973.43         ZZ
1


    134 HAMPTON AVE                   9.2500            454.07         1
                                       .0000            454.07         75
    MASTIC          NY    11950        .0000       08/09/00         72,000.00
    0009487238                         .0000       10/01/00            00
    0009487238                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783065                           9.1250        100,710.00        100
    HAFER               DOROTHY       9.1250        100,656.41         ZZ
    11 MICHIGAN DR                    8.8750            819.41         1
                                       .0000            819.41         90
    SINKING SPRING  PA    19608        .0000       08/24/00        111,900.00
    0009533073                         .0000       10/01/00            11
    0009533073                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783066                           9.0000         55,350.00        100
    MOORE               ALONZO        9.0000         55,319.77         ZZ
    407 JONES AVENUE                  8.7500            445.36         1
                                       .0000            445.36         90
    BURLINGTON CIT  NJ    08016        .0000       08/10/00         61,500.00
    0009619275                         .0000       10/01/00            11
    0009619275                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3783067                           9.6250         84,800.00        100
    CANNADY             MARSHALL      9.6250         84,759.37         ZZ
    5140 PROVIDENCE RD                9.3750            720.80         1
                                       .0000            720.80         80
    VIRGINIA BEACH  VA    23464        .0000       08/21/00        106,000.00
    0009635420                         .0000       10/01/00            00
    0009635420                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783068                           9.7500         59,400.00        100
    GAZERWITZ           JOHN          9.7500         59,372.29         ZZ
    210 ELM ST                        9.5000            510.34         3
                                       .0000            510.34         90
    MERIDEN         CT    06450        .0000       08/18/00         66,000.00
    0009648349                         .0000       10/01/00            11
    0009648349                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783069                          10.0000         56,000.00        100
    HERNANDEZ           MARIO        10.0000         55,975.22         ZZ
    335 EAST 5TH STREET               9.7500            491.45         2
                                       .0000            491.45         70
    PLAINFIELD      NJ    07060        .0000       08/11/00         80,000.00
    0009980537                         .0000       10/01/00            00
    0009980537                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3783070                           9.3750         84,000.00        100
    TUCKER JR           ALBERT        9.3750         83,957.58         ZZ
    1701 CARIBAEA TRAIL               9.1250            698.67         1
                                       .0000            698.67         80
    ATLANTA         GA    30316        .0000       08/16/00        105,000.00
    0009982547                         .0000       10/01/00            00
    0009982547                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783702                           8.5000         55,150.00        100
    RAMIREZ             PEDRO         8.5000         55,116.59         ZZ
    12560 CENTRAL ROAD                8.2500            424.06         1
                                       .0000            424.06         85
    APPLE VALLEY    CA    92308        .0000       08/17/00         64,900.00
    0432293736                         .0000       10/01/00            11
    0019317296                         .0000       09/01/30           12
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3783917                           9.3750        150,000.00        100
    MESA                GIRALDO       9.3750        150,000.00         ZZ
    1260 SW 4 STREET                  9.1250          1,247.63         4
                                       .0000          1,247.63         75
    MIAMI           FL    33135        .0000       09/18/00        200,000.00
    0432299782                         .0000       11/01/00            00
    200009016                          .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    G81/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3784227                           8.5000        132,000.00        100
    ROBERTS             DALE          8.5000        131,511.60         ZZ
    1237 DAVIS AVENUE                 8.2500          1,014.97         1
                                       .0000          1,014.97         80
    ENUMCLAW        WA    98022        .0000       03/14/00        165,000.00
    0432292662                         .0000       05/01/00            00
    1410010275                         .0000       04/01/30            0
    0                                  .0000       00/00/00        00/00/00
    956/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3784425                           9.2500        188,000.00        100
    BAKER               KIM           9.2500        187,902.54         ZZ
    220 CALDECOTT LANE #205           9.0000          1,546.63         1
                                       .0000          1,546.63         80
    OAKLAND         CA    94618        .0000       08/15/00        235,000.00
    0432280667                         .0000       10/01/00            00
    0021469408                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3784482                           8.8750         75,000.00        100
    SKAIFE              PETER         8.8750         74,957.95         ZZ
    4404 DALY STREET                  8.6250            596.74         1
                                       .0000            596.74         60
    DUNSMUIR        CA    96025        .0000       08/18/00        125,000.00
    0432280071                         .0000       10/01/00            00
    0021332465                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3785116                           9.0000        151,000.00        100
    SAVAGE              MICHAEL       9.0000        150,917.52         ZZ
    47 FAIRMOUNT AVENUE               8.7500          1,214.98         2
                                       .0000          1,214.98         55
    WAKEFIELD       MA    01880        .0000       08/31/00        275,000.00
    0432272672                         .0000       10/01/00            00
    131460415122                       .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    K79/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3785161                           9.2500        130,500.00        100
    ANGULO              OCTAVIANO     9.2500        130,432.34         ZZ
    9463 ROBERT WAY                   9.0000          1,073.60         1
                                       .0000          1,073.60         89
    RIVERSIDE       CA    92509        .0000       08/09/00        148,000.00
    0432309581                         .0000       10/01/00            11
    2012885                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    B57/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3785239                           8.8750         41,600.00        100
    AMSBURY             BRENT         8.8750         41,600.00         ZZ
    304 ALDER STREET                  8.6250            330.99         1
                                       .0000            330.99         80
    BINGEN          WA    98605        .0000       09/13/00         52,000.00
1


    0432297125                         .0000       11/01/00            00
    81700102343F                       .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3786086                           8.7500        446,000.00        100
    WARREN              JAY           8.7500        446,000.00         ZZ
    3590 DEEDHAM DRIVE                8.5000          3,508.68         1
                                       .0000          3,508.68         74
    SAN JOSE        CA    95148        .0000       09/11/00        610,000.00
    0432297893                         .0000       11/01/00            00
    8511003813                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    A48/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3786999                           8.8750        504,000.00        100
    SARRAIL             JAMES         8.8750        504,000.00         ZZ
    147-149 DARTMOUTH ROAD            8.6250          4,010.05         2
                                       .0000          4,010.05         70
    SAN MATEO       CA    94402        .0000       08/31/00        720,000.00
    0411925076                         .0000       11/01/00            00
    0411925076                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3787000                           8.8750        479,500.00        100
    SARRAIL             JAMES         8.8750        479,500.00         ZZ
1


    139-141 DARTMOUTH ROAD            8.6250          3,815.12         2
                                       .0000          3,815.12         70
    SAN MATEO       CA    94402        .0000       09/01/00        685,000.00
    0411925670                         .0000       11/01/00            00
    0411925670                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3787003                           8.8750        171,200.00        100
    IVY                 RICHARD       8.8750        171,200.00         ZZ
    1404 CLOVER HILL ROAD             8.6250          1,362.14         1
                                       .0000          1,362.14         80
    MANSFIELD       TX    76063        .0000       09/06/00        214,000.00
    0412083800                         .0000       11/01/00            00
    0412083800                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3787004                           9.2500        274,050.00        100
    WILSON              RICHARD       9.2500        274,050.00         ZZ
    9916 181ST AVENUE COURT EAST      9.0000          2,254.54         1
                                       .0000          2,254.54         90
    SUMNER          WA    98390        .0000       09/06/00        304,500.00
    0412084444                         .0000       11/01/00            01
    0412084444                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    3787006                           9.5000        375,250.00        100
    LEDESMA             ALBERTO       9.5000        375,250.00         ZZ
    1246 CLARK LANE                   9.2500          3,155.31         1
                                       .0000          3,155.31         95
    ALAMEDA         CA    94502        .0000       09/06/00        395,000.00
    0412091134                         .0000       11/01/00            01
    0412091134                         .0000       10/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3787010                           9.6250         43,200.00        100
    BOYLAN              JEFFREY       9.6250         43,200.00         ZZ
    1142 EAST 27TH STREET             9.3750            367.20         2
                                       .0000            367.20         90
    ERIE            PA    16504        .0000       09/01/00         48,000.00
    0412102469                         .0000       11/01/00            04
    0412102469                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3787011                           9.3750        280,000.00        100
    WORTMANN            MATTHEW       9.3750        280,000.00         ZZ
    33 TROTTERS LANE                  9.1250          2,328.90         1
                                       .0000          2,328.90         80
    WEST TISBURY    MA    02575        .0000       09/08/00        350,000.00
    0412102741                         .0000       11/01/00            00
    0412102741                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3787014                           9.0000        521,500.00        100
    SARRAIL             JAMES         9.0000        521,500.00         ZZ
    137 DARTMOUTH ROAD                8.7500          4,196.11         4
                                       .0000          4,196.11         70
    SAN MATEO       CA    94402        .0000       09/01/00        745,000.00
    0412105280                         .0000       11/01/00            00
    0412105280                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3787015                           9.2500         80,000.00        100
    BARBER              JERRY         9.2500         80,000.00         ZZ
    5204 LOYCE AVENUE                 9.0000            658.14         1
                                       .0000            658.14         80
    AMARILLO        TX    79109        .0000       09/08/00        100,000.00
    0412106023                         .0000       11/01/00            00
    0412106023                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3787018                           8.6250        304,000.00        100
    LOPEZ               RICHARD       8.6250        304,000.00         ZZ
    5472 HIGHLAND AVENUE              8.3750          2,364.48         1
                                       .0000          2,364.48         80
    YORBA LINDA     CA    92886        .0000       09/07/00        380,000.00
    0412106999                         .0000       11/01/00            00
    0412106999                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3787021                           9.3750         75,600.00        100
    GARCIA              JORGE         9.3750         75,600.00         ZZ
    2015 NORTH 51ST DRIVE             9.1250            628.80         1
                                       .0000            628.80         90
    PHOENIX         AZ    85035        .0000       08/30/00         84,000.00
    0412112963                         .0000       11/01/00            01
    0412112963                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3787023                           9.0000        128,700.00        100
    NINH                MICHAEL       9.0000        128,700.00         ZZ
    1865 32ND PLACE                   8.7500          1,035.55         3
                                       .0000          1,035.55         90
    SALEM           OR    97303        .0000       09/01/00        143,000.00
    0412113797                         .0000       11/01/00            11
    0412113797                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3787028                           9.2500         82,800.00        100
    WILKINSON           CAROL         9.2500         82,800.00         ZZ
    34 STATE STREET                   9.0000            681.18         1
                                       .0000            681.18         90
    MIDDLETOWN      NY    10940        .0000       09/14/00         92,000.00
    0412117954                         .0000       11/01/00            04
    0412117954                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3787036                           9.1250        192,000.00        100
    KULAVIC II          BERNARD       9.1250        192,000.00         ZZ
    781 NE 69 STREET                  8.8750          1,562.18         1
                                       .0000          1,562.18         50
    BOCA RATON      FL    33487        .0000       09/08/00        385,000.00
    0412123739                         .0000       11/01/00            00
    0412123739                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3787038                           9.2500         71,100.00        100
    GLOVER              FRANK         9.2500         71,100.00         ZZ
    2915 NW 169 TERRACE               9.0000            584.92         1
                                       .0000            584.92         90
    MIAMI           FL    33056        .0000       09/08/00         79,000.00
    0412125395                         .0000       11/01/00            10
    0412125395                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3787040                           9.0000         84,000.00        100
    CARNAHAN            DAVID         9.0000         84,000.00         ZZ
    3523 NACHES TIETON ROAD           8.7500            675.88         1
                                       .0000            675.88         80
    TIETON          WA    98947        .0000       09/07/00        105,000.00
1


    0412135865                         .0000       11/01/00            00
    0412135865                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3787041                           8.8750        271,000.00        100
    MICHAEL             DEAN          8.8750        271,000.00         ZZ
    3616 LYNWOOD DRIVE                8.6250          2,156.20         1
                                       .0000          2,156.20         58
    CARNELIAN BAY   CA    96140        .0000       09/07/00        470,000.00
    0412136442                         .0000       11/01/00            00
    0412136442                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3787045                           8.8750        207,920.00        100
    GIBERSON            EBERT         8.8750        207,920.00         ZZ
    2023 228TH AVENUE SOUTHEAST       8.6250          1,654.30         1
                                       .0000          1,654.30         80
    ISSAQUAH        WA    98027        .0000       09/11/00        259,900.00
    0412141962                         .0000       11/01/00            00
    0412141962                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3787317                           9.2500        135,000.00        100
    PEREZ               MARIA         9.2500        134,859.49         ZZ
1


    922 EAST WARREN STREET            9.0000          1,110.61         3
                                       .0000          1,110.61         75
    SANTA ANA       CA    92701        .0000       07/26/00        180,000.00
    09746287                           .0000       09/01/00            00
    09746287                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3787348                           9.2500        650,000.00        100
    ZARRELLA            THOMAS        9.2500        649,663.03         ZZ
    41 LEDGE ROAD                     9.0000          5,347.39         1
                                       .0000          5,347.39         68
    GLOUCESTER      MA    01930        .0000       08/18/00        962,000.00
    9745517                            .0000       10/01/00            00
    9745517                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3787375                           8.8750        216,600.00        100
    HARLIN              HELEN         8.8750        216,356.24         ZZ
    1787 EARDLEY AVENUE               8.6250          1,723.37         1
                                       .0000          1,723.37         90
    SANTA ROSA      CA    95401        .0000       07/20/00        241,000.00
    9746294                            .0000       09/01/00            12
    9746294                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3787582                           9.8750        264,250.00        100
    RUANE               JAMES         9.8750        264,008.91         ZZ
    14315 123RD AVENUE NE             9.6250          2,294.61         4
                                       .0000          2,294.61         56
    KIRKLAND        WA    98034        .0000       07/25/00        480,000.00
    9746067                            .0000       09/01/00            00
    9746067                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3787626                           9.7500         77,522.00        100
    GROSSEN             ALFRED        9.7500         77,449.38         ZZ
    14030 BOCA KEY DRIVE              9.5000            666.03         1
                                       .0000            666.03         80
    ORLANDO         FL    32824        .0000       07/28/00         96,903.00
    9746783                            .0000       09/01/00            00
    9746783                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    3788174                           9.7500         79,074.00        100
    GROSSEN             ALFRED        9.7500         78,999.92         ZZ
    14028 BOCA KEY DRIVE              9.5000            679.37         1
                                       .0000            679.37         80
    ORLANDO         FL    32824        .0000       07/28/00         98,843.00
    9746784                            .0000       09/01/00            00
    9746784                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    3788409                           8.7500        131,500.00        100
    MLINAR              FRANK         8.7500        131,500.00         ZZ
    3107 52ND AVENUE                  8.5000          1,034.51         1
                                       .0000          1,034.51         80
    GREELEY         CO    80634        .0000       09/15/00        164,400.00
    0432305126                         .0000       11/01/00            00
    73013900283F                       .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3788441                           9.3750        135,000.00        100
    SMITH               DONALD        9.3750        135,000.00         ZZ
    382 WEST RAMONA AVENUE            9.1250          1,122.86         4
                                       .0000          1,122.86         90
    RIALTO          CA    93276        .0000       09/19/00        150,000.00
    0432317394                         .0000       11/01/00            11
    10512216                           .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E23/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3789235                           8.6250         96,000.00        100
    MANYAK              ENIKO         8.6250         96,000.00         ZZ
    2740 JACKSON STREET               8.3750            746.68         1
                                       .0000            746.68         80
    HOLLYWOOD       FL    33020        .0000       09/20/00        120,000.00
    0432302313                         .0000       11/01/00            00
    5530540                            .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    738/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3789287                           9.5000         71,200.00        100
    MCKINNEY            RAYBURN       9.5000         71,200.00         ZZ
    14028 BOYD ROAD                   9.2500            598.69         1
                                       .0000            598.69         80
    MOUNT ORAB      OH    45154        .0000       09/07/00         89,000.00
    0400307971                         .0000       11/01/00            00
    0400307971                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    3790377                           9.3750        162,000.00        100
    NOLT                DAWN          9.3750        162,000.00         ZZ
    6206 MONITOR STREET               9.1250          1,347.43         1
                                       .0000          1,347.43         90
    PITTSBURGH      PA    15217        .0000       08/30/00        180,000.00
    0400212534                         .0000       11/01/00            04
    0400312534                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3790476                           8.8750        100,000.00        100
    BLACKWELL           WILLIAM       8.8750         99,943.94         ZZ
    10215 CHESTERTON DRIVE            8.6250            795.64         1
                                       .0000            795.64         72
    DALLAS          TX    75238        .0000       08/14/00        140,000.00
    0432298537                         .0000       10/01/00            00
    2001206406                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    U62/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3790539                           8.2500        284,000.00        100
    GLASSOVER           JEFFREY       8.2500        284,000.00         ZZ
    870 WYNDEMERE WAY                 8.0000          2,133.60         1
                                       .0000          2,133.60         80
    NAPLES          FL    34105        .0000       09/02/00        355,000.00
    0432286607                         .0000       11/01/00            00
    2001205151                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    U62/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3790999                           8.5000        258,750.00        100
    CHAMBERLAIN         ROBERT        8.5000        258,750.00         ZZ
    191 WALNUT STREET                 8.2500          1,989.56         1
                                       .0000          1,989.56         75
    DEDHAM          MA    02026        .0000       09/25/00        345,000.00
    0432311900                         .0000       11/01/00            00
    298182                             .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    B60/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3791549                           8.3750        140,000.00        100
    FARMER              KESTON        8.3750        140,000.00         ZZ
    8716 A & B CENTRAL COURT          8.1250          1,064.10         2
                                       .0000          1,064.10         80
    SPRING VALLEY   CA    91977        .0000       09/01/00        175,000.00
1


    0412102055                         .0000       11/01/00            00
    0412102055                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3791553                           8.8750        154,400.00        100
    ALBERTS             DAYN          8.8750        154,400.00         ZZ
    6250 BROWNS ROAD                  8.6250          1,228.48         1
                                       .0000          1,228.48         80
    PLACERVILLE     CA    95667        .0000       08/31/00        193,000.00
    0412106122                         .0000       11/01/00            00
    0412106122                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3791559                           8.8750        130,250.00        100
    DELLIPLAINE         ROBERT        8.8750        130,250.00         ZZ
    23921 EAST MAXWELL DRIVE          8.6250          1,036.33         1
                                       .0000          1,036.33         90
    LIBERTY LAKE    WA    99019        .0000       09/07/00        144,775.00
    0412123176                         .0000       11/01/00            01
    0412123176                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3791563                           9.8750        198,500.00        100
    LOHANI              BINU          9.8750        198,500.00         ZZ
1


    3878 BEASLEY DRIVE                9.6250          1,723.67         1
                                       .0000          1,723.67         90
    ERIE            CO    80516        .0000       09/14/00        220,564.00
    0412124943                         .0000       11/01/00            01
    0412124943                         .0000       10/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3791564                           9.3750         66,000.00        100
    HAUPERS             ERIC          9.3750         66,000.00         ZZ
    150 E. CREEK VIEW DRIVE           9.1250            548.95         1
                                       .0000            548.95         70
    RED OAK         TX    75154        .0000       09/14/00         95,000.00
    0412128936                         .0000       11/01/00            00
    0412128936                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3791794                           9.5000        288,000.00        100
    PETERS              DANIEL        9.5000        287,858.34         ZZ
    2175 ALPINE VIEW DRIVE            9.2500          2,421.66         1
                                       .0000          2,421.66         90
    RESCUE          CA    95672        .0000       08/21/00        320,000.00
    0432297281                         .0000       10/01/00            14
    0021329552                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3791987                           8.8750        100,000.00        100
    DALE                CHARLES       8.8750        100,000.00         ZZ
    6550 SINCLAIR PLACE               8.6250            795.64         1
                                       .0000            795.64         76
    MORROW          GA    30260        .0000       09/19/00        132,000.00
    0432297752                         .0000       11/01/00            00
    12112                              .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    A52/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3792032                           9.0000        228,000.00        100
    RICHTER             JULIE         9.0000        227,875.46         ZZ
    420 EAST GATEWAY DRIVE            8.7500          1,834.54         1
                                       .0000          1,834.54         80
    BARRINGTON      IL    60010        .0000       08/31/00        285,000.00
    0432275766                         .0000       10/01/00            00
    01001522                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E86/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3792616                           9.1250        124,500.00        100
    ERDMAN              WILLIAM       9.1250        124,500.00         ZZ
    28 WEST SOUTHWOOD DRIVE           8.8750          1,012.97         1
                                       .0000          1,012.97         63
    WOODLAND        CA    95695        .0000       09/21/00        200,000.00
    0432314250                         .0000       11/01/00            00
    84157                              .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3792700                           8.6250         71,250.00        100
    BYRD                NANCY         8.6250         71,250.00         ZZ
    17810 PRINE ROAD                  8.3750            554.18         1
                                       .0000            554.18         75
    CITRONELLE      AL    36522        .0000       09/18/00         95,000.00
    0432314565                         .0000       11/01/00            00
    7677558                            .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    J40/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3792774                           8.8750        135,200.00        100
    KAHN                ADRIENNE      8.8750        135,200.00         ZZ
    48 WEST SECLUDED LANE             8.6250          1,075.72         1
                                       .0000          1,075.72         80
    RIO GRANDE      NJ    08242        .0000       09/22/00        169,000.00
    0432311710                         .0000       11/01/00            00
    0010032845                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    H19/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3792854                           8.7500        200,000.00        100
    BOWMAN              JANE          8.7500        200,000.00         ZZ
    1516 CHRISTINA DRIVE              8.5000          1,573.40         1
                                       .0000          1,573.40         80
    BOULDER CITY    NV    89005        .0000       09/21/00        250,000.00
    0432301893                         .0000       11/01/00            00
    9077561                            .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    T44/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794449                           9.0000         50,000.00        100
    FOSTER              JOANNA        9.0000         49,950.85         ZZ
    592 NORTH MAPLE AVENUE            8.7500            402.31         1
                                       .0000            402.31         72
    EAST ORANGE     NJ    07017        .0000       09/01/00         70,000.00
    1659390                            .0000       10/01/00            00
    1659390                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794550                           9.1250        145,000.00        100
    DOUGHERTY           THOMAS        9.1250        145,000.00         ZZ
    13 LAKEVIEW DRIVE                 8.8750          1,179.77         1
                                       .0000          1,179.77         78
    WARWICK         NY    10990        .0000       09/08/00        187,000.00
    0189636629                         .0000       11/01/00            00
    0189636629                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794649                           8.8750        183,750.00        100
    MANNING             NANCY         8.8750        183,750.00         ZZ
    211 JEFFERSON STREET              8.6250          1,462.00         1
                                       .0000          1,462.00         75
    BRAINTREE       MA    02184        .0000       09/08/00        245,000.00
    0432279255                         .0000       11/01/00            00
    131610416877                       .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    K79/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794781                           8.7500         84,000.00        100
    MCADAM              CATHERINE     8.7500         84,000.00         ZZ
    9701 NORTH DONEGAL PLACE          8.5000            660.83         1
                                       .0000            660.83         80
    TUCSON          AZ    85742        .0000       09/12/00        105,000.00
    0432307114                         .0000       11/01/00            00
    97003380                           .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    G52/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794785                           8.8750         93,150.00        100
    RAMIREZ             JOSE          8.8750         93,045.16         ZZ
    5539 HALVERN AVE                  8.6250            741.15         1
                                       .0000            741.15         80
    LAS VEGAS       NV    89110        .0000       08/02/00        116,490.00
    0397175                            .0000       09/01/00            00
    0397175                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794786                           9.2500         71,900.00        100
    DO                  CHI           9.2500         71,641.92         ZZ
    1000 WEST HARVEST STREET          9.0000            591.51         1
                                       .0000            591.51         90
    LINCOLN         NE    68521        .0000       03/30/00         79,900.00
1


    0398489                            .0000       05/01/00            01
    0398489                            .0000       04/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794787                           9.1250         95,950.00        100
    CASANOVA            RUTH          9.1250         95,637.76         ZZ
    745 SOUTH MORRIS STREET #A-C      8.8750            780.68         1
                                       .0000            780.68         90
    MESA            AZ    85210        .0000       03/24/00        106,666.00
    0399548                            .0000       05/01/00            12
    0399548                            .0000       04/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794789                           9.1250         62,100.00        100
    CUSHINGH            KAWENA        9.1250         61,897.88         ZZ
    4602 EAST MONTE VISTA ROAD        8.8750            505.27         1
                                       .0000            505.27         90
    PHOENIX         AZ    85008        .0000       03/31/00         69,000.00
    0401113                            .0000       05/01/00            10
    0401113                            .0000       04/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794790                           9.2500        153,000.00        100
    NARDI               JAMES         9.2500        152,668.52         ZZ
1


    18031N 19TH DRIVE                 9.0000          1,258.69         1
                                       .0000          1,258.69         90
    PHOENIX         AZ    85023        .0000       05/11/00        170,000.00
    0402541                            .0000       07/01/00            12
    0402541                            .0000       06/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794792                           8.7500         59,550.00        100
    GRUND               JR            8.7500         59,234.69         ZZ
    37934 SHARPE AVENUE               8.5000            468.48         1
                                       .0000            468.48         85
    WILLOUGHBY      OH    44094        .0000       01/11/00         70,100.00
    0404247                            .0000       03/01/00            14
    0404247                            .0000       02/01/30           12
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794793                           9.7500        113,250.00        100
    GIFFORD             SHARON        9.7500        113,090.21         ZZ
    6051 N PLACITA TIBURON            9.5000            972.99         1
                                       .0000            972.99         75
    TUCSON          AZ    85704        .0000       06/01/00        151,000.00
    0405201                            .0000       08/01/00            00
    0405201                            .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3794794                           8.7500        162,600.00        100
    VICKERS             PEARL         8.7500        162,506.46         ZZ
    21009 WOODSIDE LN                 8.5000          1,279.17         1
                                       .0000          1,279.17         80
    PARKER          CO    80138        .0000       08/25/00        203,270.00
    0406026                            .0000       10/01/00            00
    0406026                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794795                           9.3750         45,375.00        100
    DESJEAN             MARK          9.3750         45,305.70         ZZ
    207 TABBY WALK                    9.1250            377.41         1
                                       .0000            377.41         75
    HILTON HEAD     SC    29926        .0000       06/26/00         60,500.00
    0406107                            .0000       08/01/00            00
    0406107                            .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3794796                           9.3750         52,500.00        100
    DESJEAN             MARK          9.3750         52,419.84         ZZ
    715  TABBY WALK                   9.1250            436.67         1
                                       .0000            436.67         75
    HILTON HEAD     SC    29926        .0000       06/26/00         70,000.00
    0406110                            .0000       08/01/00            00
    0406110                            .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3794797                           8.5000        127,200.00        100
    BEETHAM             PAUL          8.5000        127,023.70         T
    4715 50TH AVENUE WEST             8.2500            978.06         1
                                       .0000            978.06         80
    BRADENTON       FL    34210        .0000       08/23/00        159,000.00
    0406525                            .0000       10/01/00            00
    0406525                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794798                           9.2500         98,000.00        100
    GOODELL             CECILIA       9.2500         97,794.43         ZZ
    6335 BRIAR ROSE DRIVE             9.0000            806.22         1
                                       .0000            806.22         70
    HOUSTON         TX    77057        .0000       05/19/00        140,000.00
    0407061                            .0000       07/01/00            00
    0407061                            .0000       06/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3794800                           9.3750        108,000.00        100
    VELASQUE            EDGAR         9.3750        107,945.46         ZZ
    58 CROSBY ST                      9.1250            898.29         3
                                       .0000            898.29         90
    LAWRENCE        MA    01843        .0000       08/30/00        120,000.00
    0409687                            .0000       10/01/00            11
    0409687                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794801                           9.3750         45,000.00        100
    DESJEAN             MARK          9.3750         44,931.28         ZZ
    107 TABBY WALK                    9.1250            374.29         1
                                       .0000            374.29         75
    HILTON HEAD     SC    29926        .0000       07/05/00         60,000.00
    0409729                            .0000       08/01/00            00
    0409729                            .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3794802                           9.2500         78,500.00        100
    SING                CHARLES       9.2500         78,459.30         ZZ
    15206 N 85TH DR                   9.0000            645.80         1
                                       .0000            645.80         75
    PEORIA          AZ    85381        .0000       08/16/00        105,000.00
    0409796                            .0000       10/01/00            00
    0409796                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3794804                           9.1250        189,000.00        100
    ANDRADE             LEONEL        9.1250        188,798.07         ZZ
    1917 ARPA WAY                     8.8750          1,537.77         1
                                       .0000          1,537.77         90
    LAS VEGAS       NV    89108        .0000       07/15/00        210,000.00
    0410721                            .0000       09/01/00            12
    0410721                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794806                           9.3750        210,000.00        100
    DUNN                RICHARD       9.3750        209,787.09         ZZ
    46 COPLEY DR                      9.1250          1,746.67         1
                                       .0000          1,746.67         80
    METHUEN         MA    01844        .0000       08/01/00        262,500.00
    0410859                            .0000       09/01/00            00
    0410859                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794807                           8.3750        127,000.00        100
    COSTA               JOSEPH        8.3750        126,841.55         ZZ
    6 DEFEO CT                        8.1250            965.30         1
                                       .0000            965.30         48
    DEER PARK       NY    11729        .0000       08/04/00        270,000.00
    0411021                            .0000       09/01/00            00
    0411021                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794808                           8.6250         65,700.00        100
    MAGANA              MARY          8.6250         65,622.14         ZZ
    317-2 MOLO ST #2702               8.3750            511.01         1
                                       .0000            511.01         90
    KAILUA          HI    96734        .0000       07/31/00         73,000.00
1


    0411072                            .0000       09/01/00            12
    0411072                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3794809                           8.8750         91,250.00        100
    SPROUSE             HAROLD        8.8750         91,147.30         ZZ
    15027 WEST CARIBBEAN              8.6250            726.03         1
                                       .0000            726.03         90
    SURPRISE        AZ    85379        .0000       07/14/00        101,429.00
    0411509                            .0000       09/01/00            12
    0411509                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3794810                           9.2500         43,200.00        100
    LARSON              ROBERT        9.2500         43,177.60         ZZ
    113 CLINTON AVE                   9.0000            355.40         1
                                       .0000            355.40         90
    MAPLEVIEW       MN    55912        .0000       08/17/00         48,000.00
    0411638                            .0000       10/01/00            12
    0411638                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794811                           9.3750        238,500.00        100
    CERNA               ROBIN         9.3750        238,379.56         ZZ
1


    3124-3126 N KEDZIE                9.1250          1,983.72         3
                                       .0000          1,983.72         90
    CHICAGO         IL    60618        .0000       08/04/00        265,000.00
    0411646                            .0000       10/01/00            01
    0411646                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794816                           8.5000        109,900.00        100
    BRYNIAWS            GEORGE        8.5000        109,833.42         T
    2231 CARNABY COURT                8.2500            845.04         1
                                       .0000            845.04         70
    LEHIGH ACRE     FL    39971        .0000       08/14/00        157,000.00
    0412040                            .0000       10/01/00            00
    0412040                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    3794819                           9.3750         64,800.00        100
    BAUTISTA            ADRIAN        9.3750         64,767.27         ZZ
    1114 E FILLMORE ST                9.1250            538.98         3
                                       .0000            538.98         90
    PHOENIX         AZ    85006        .0000       08/07/00         72,000.00
    0412200                            .0000       10/01/00            12
    0412200                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3794820                           9.2500        134,000.00        100
    CHISHOLM            ERNEST        9.2500        133,930.53         ZZ
    1857 INNER CIRCLE                 9.0000          1,102.39         1
                                       .0000          1,102.39         61
    MEDFORD         OR    97504        .0000       08/28/00        220,000.00
    0412367                            .0000       10/01/00            00
    0412367                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794821                           9.2500        134,000.00        100
    CHISHOLM            ERNEST        9.2500        133,930.53         ZZ
    1863 INNER CIR                    9.0000          1,102.39         1
                                       .0000          1,102.39         61
    MEDFORD         OR    97504        .0000       08/28/00        220,000.00
    0412372                            .0000       10/01/00            00
    0412372                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794822                           9.1250        134,000.00        100
    BARLOW              ROBERT        9.1250        133,856.84         ZZ
    1346 SOUTH TERRACE RD             8.8750          1,090.27         3
                                       .0000          1,090.27         80
    TEMPE           AZ    85281        .0000       07/25/00        168,000.00
    0412381                            .0000       09/01/00            00
    0412381                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794823                           9.2500        145,700.00        100
    HAYDEN              JOHN          9.2500        145,548.34         ZZ
    1025 ERIC COURT                   9.0000          1,198.64         1
                                       .0000          1,198.64         90
    KISSIMMEE       FL    34744        .0000       07/28/00        161,900.00
    0412418                            .0000       09/01/00            12
    0412418                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    3794825                           8.7500        133,500.00        100
    JEANNERE            ROBERT        8.7500        133,423.19         ZZ
    2538 E SANTA ROSA DR              8.5000          1,050.25         1
                                       .0000          1,050.25         80
    GILBERT         AZ    85234        .0000       08/15/00        166,925.00
    0412609                            .0000       10/01/00            00
    0412609                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794826                           8.6250         83,600.00        100
    REYNOLDS            RANDY         8.6250         83,500.94         ZZ
    2415 VIVA DRIVE                   8.3750            650.23         1
                                       .0000            650.23         95
    MESQUITE        TX    75150        .0000       08/04/00         88,000.00
    0412661                            .0000       09/01/00            11
    0412661                            .0000       08/01/30           30
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794827                           8.5000        290,000.00        100
    ROMERO              JOSE          8.5000        289,576.75         ZZ
    2436 RIVIERA DR                   8.2500          2,229.85         1
                                       .0000          2,229.85         80
    CHULA VISTA     CA    91915        .0000       08/01/00        365,000.00
    0412691                            .0000       09/01/00            00
    0412691                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794830                           9.0000        161,100.00        100
    LIM                 DARA          9.0000        160,923.34         ZZ
    625 N ARROWHEAD DR                8.7500          1,296.25         1
                                       .0000          1,296.25         90
    CHANDLER        AZ    85224        .0000       07/28/00        179,000.00
    0412807                            .0000       09/01/00            12
    0412807                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794831                           9.1250        114,400.00        100
    GRAHAM              DOUGLAS       9.1250        114,277.77         ZZ
    6649 PASEO SAN ANDRES             8.8750            930.80         1
                                       .0000            930.80         80
    TUCSON          AZ    85710        .0000       07/12/00        143,000.00
    0412829                            .0000       09/01/00            00
    0412829                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794832                           8.6250         40,000.00        100
    AHMED               ALI           8.6250         39,976.38         ZZ
    47-55 39TH PLACE #1-A             8.3750            311.12         1
                                       .0000            311.12         58
    SUNNYSIDE       NY    11104        .0000       08/10/00         70,000.00
    0412861                            .0000       10/01/00            00
    0412861                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3794834                           8.8750        240,500.00        100
    ROMERO              JULIO         8.8750        240,229.34         ZZ
    63-65  WYMAN ST                   8.6250          1,913.53         3
                                       .0000          1,913.53         65
    JAMAICA PLAIN   MA    02130        .0000       08/09/00        370,000.00
    0412911                            .0000       09/01/00            00
    0412911                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794836                           9.1250         71,900.00        100
    SILLS               RUTH          9.1250         71,823.17         ZZ
    1121 CLEO ST                      8.8750            585.01         1
                                       .0000            585.01         80
    LANSING         MI    48915        .0000       07/31/00         89,900.00
1


    0412977                            .0000       09/01/00            00
    0412977                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794837                           9.0000        184,000.00        100
    CARTER              JAY           9.0000        183,899.49         ZZ
    6315 OLD RIVER TRAIL              8.7500          1,480.51         1
                                       .0000          1,480.51         80
    LANSING         MI    48917        .0000       08/15/00        230,000.00
    0412996                            .0000       10/01/00            00
    0412996                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794838                           8.6250        170,950.00        100
    NADDIF              SAMUEL        8.6250        170,747.40         ZZ
    152 ANDOVER BY-ASS                8.3750          1,329.64         1
                                       .0000          1,329.64         60
    NORTH ANDOVER   MA    01845        .0000       08/01/00        285,000.00
    0413026                            .0000       09/01/00            00
    0413026                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794839                           8.8750        302,000.00        100
    PETERS              EARL          8.8750        301,830.69         ZZ
1


    8809 RANDOM ROAD                  8.6250          2,402.85         1
                                       .0000          2,402.85         80
    FORT WORTH      TX    76179        .0000       08/08/00        377,500.00
    0413072                            .0000       10/01/00            00
    0413072                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794840                           8.8750        120,000.00        100
    DUFFY               RICHARD       8.8750        119,932.73         ZZ
    1 JUNIPER ST                      8.6250            954.77         1
                                       .0000            954.77         80
    PLYMOUTH        MA    02360        .0000       08/04/00        150,000.00
    0413123                            .0000       10/01/00            00
    0413123                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794841                           8.6250        104,800.00        100
    ROSARIO             MARIA         8.6250        104,675.82         ZZ
    1243 N NORMAN CT                  8.3750            815.12         1
                                       .0000            815.12         80
    LONG BEACH      CA    90813        .0000       07/27/00        131,000.00
    0413152                            .0000       09/01/00            00
    0413152                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3794842                           8.6250        121,600.00        100
    BENNETT             LESLIE        8.6250        121,528.21         ZZ
    2669 UPPER DENTON ROAD            8.3750            945.79         1
                                       .0000            945.79         95
    WEATHERFORD     TX    76086        .0000       08/03/00        128,000.00
    0413380                            .0000       10/01/00            12
    0413380                            .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794843                           8.7500        270,400.00        100
    BRENNER             DARREN        8.7500        270,087.72         ZZ
    10365 EAST DREYFUS AVENUE         8.5000          2,127.24         1
                                       .0000          2,127.24         80
    SCOTTSDALE      AZ    85260        .0000       07/28/00        338,000.00
    0413387                            .0000       09/01/00            00
    0413387                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794844                           9.1250        110,500.00        100
    BYLAND              BELINDA       9.1250        110,381.93         ZZ
    928 SW 11TH                       8.8750            899.07         1
                                       .0000            899.07         55
    NEWPORT         OR    97365        .0000       07/31/00        201,500.00
    0413416                            .0000       09/01/00            00
    0413416                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794846                           8.8750         52,400.00        100
    MCKELVEY            NATHANIEL     8.8750         52,341.02         ZZ
    4281  EAST DOVER STRAVENUE        8.6250            416.92         1
                                       .0000            416.92         68
    TUCSON          AZ    85706        .0000       07/28/00         78,000.00
    0413561                            .0000       09/01/00            00
    0413561                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794847                           8.8750         84,000.00        100
    COLVIN              CAROLYN       8.8750         83,952.90         ZZ
    202 GROSS AVE                     8.6250            668.35         1
                                       .0000            668.35         70
    ANNAPOLIS       MD    21401        .0000       08/04/00        120,000.00
    0413592                            .0000       10/01/00            00
    0413592                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794848                           8.8750         66,000.00        100
    SCHNEDER            EARL          8.8750         65,925.71         ZZ
    2577 LAYMON                       8.6250            525.13         1
                                       .0000            525.13         60
    NEW VIENNA      OH    45159        .0000       07/28/00        110,000.00
    0413606                            .0000       09/01/00            00
    0413606                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794850                           9.1250        247,000.00        100
    NELSON              DAVE          9.1250        246,736.12         ZZ
    657 LAVETA TERRACE                8.8750          2,009.67         1
                                       .0000          2,009.67         95
    LOS ANGELES     CA    90026        .0000       07/24/00        260,000.00
    0413676                            .0000       09/01/00            12
    0413676                            .0000       08/01/30           30
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794851                           8.6250        587,300.00        100
    PERAZZO             GEORGE        8.6250        586,953.26         ZZ
    246 SECOND ST #1003               8.3750          4,567.96         1
                                       .0000          4,567.96         80
    SAN FRANCIS     CA    94105        .0000       08/17/00        734,173.00
    0413698                            .0000       10/01/00            00
    0413698                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3794853                           9.0000         70,000.00        100
    SANCHEZ             LAURO         9.0000         69,961.76         ZZ
    3406 COLEBROOK COURT              8.7500            563.24         1
                                       .0000            563.24         33
    PEARLAND        TX    77584        .0000       08/28/00        213,115.00
    0413893                            .0000       10/01/00            00
    0413893                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794854                           9.0000         96,900.00        100
    HENDERSON           LIONEL        9.0000         96,793.74         ZZ
    15018 CARLISLE                    8.7500            779.68         1
                                       .0000            779.68         85
    DETROIT         MI    48205        .0000       07/25/00        114,000.00
    0413907                            .0000       09/01/00            01
    0413907                            .0000       08/01/30           12
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794857                           8.7500         54,000.00        100
    DEASON              JAMES         8.7500         53,937.63         ZZ
    10 TODD STREET                    8.5000            424.82         1
                                       .0000            424.82         90
    BELMONT         NC    28012        .0000       08/03/00         60,000.00
    0413995                            .0000       09/01/00            12
    0413995                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794858                           9.0000         55,000.00        100
    JAMES               ELIZABETH     9.0000         54,939.69         ZZ
    4745 MERLIN ST                    8.7500            442.54         1
                                       .0000            442.54         54
    LONGVIEW        WA    98632        .0000       07/24/00        103,000.00
1


    0414230                            .0000       09/01/00            00
    0414230                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794860                           8.8750        184,000.00        100
    ARMBRUSTER          RANDY         8.8750        183,792.92         ZZ
    8342 WEST DONALD                  8.6250          1,463.99         1
                                       .0000          1,463.99         80
    PEORIA          AZ    85382        .0000       07/24/00        230,000.00
    0414242                            .0000       09/01/00            00
    0414242                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794862                           9.3750         91,800.00        100
    URCH                VICKI         9.3750         91,748.87         ZZ
    2121 - 2125 HAROLD ST             9.1250            763.55         2
                                       .0000            763.55         90
    GREEN BAY       WI    54302        .0000       08/09/00        102,000.00
    0414336                            .0000       10/01/00            12
    0414336                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794863                           8.6250         77,250.00        100
    STEVENS             OREL          8.6250         77,204.39         ZZ
1


    33852 DEL OBISPO                  8.3750            600.84         1
    125                                .0000            600.84         75
    DANA POINT      CA    92629        .0000       08/08/00        103,000.00
    0414411                            .0000       10/01/00            00
    0414411                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3794866                           8.6250         31,350.00        100
    OWOLABI             BOLAJI        8.6250         31,312.85         ZZ
    9700  LEAWOOD BOULEVA             8.3750            243.84         1
                                       .0000            243.84         95
    HOUSTON         TX    77099        .0000       07/31/00         33,000.00
    0414475                            .0000       09/01/00            11
    0414475                            .0000       08/01/30           30
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3794869                           9.0000        350,000.00        100
    GAYLE JR            JOE           9.0000        349,616.21         ZZ
    5045 POWERS FERRY RD              8.7500          2,816.18         1
                                       .0000          2,816.18         75
    ATLANTA         GA    30327        .0000       08/01/00        467,000.00
    0414569                            .0000       09/01/00            00
    0414569                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3794870                           8.6250        101,950.00        100
    SULLIVAN            DEANNA        8.6250        101,889.81         ZZ
    60 CROCKER ST                     8.3750            792.96         1
                                       .0000            792.96         80
    ASHLAND         OR    97520        .0000       08/01/00        127,479.00
    0414578                            .0000       10/01/00            00
    0414578                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794872                           8.7500        448,000.00        100
    KELLER              LARRY         8.7500        447,742.25         ZZ
    5756  SW CUPOLA DR                8.5000          3,524.42         1
                                       .0000          3,524.42         80
    NEWPORT         OR    97365        .0000       08/25/00        560,000.00
    0414600                            .0000       10/01/00            00
    0414600                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3794876                           8.3750        207,000.00        100
    PRICE               JAY           8.3750        206,741.78         ZZ
    345 S 38TH ST                     8.1250          1,573.35         1
                                       .0000          1,573.35         63
    BOULDER         CO    80303        .0000       07/31/00        332,000.00
    0414677                            .0000       09/01/00            00
    0414677                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794877                           8.5000         89,200.00        100
    BOES                BRETT         8.5000         89,145.96         ZZ
    22828 COURTLAND AVENUE            8.2500            685.87         1
                                       .0000            685.87         76
    EASTPOINTE      MI    48021        .0000       08/24/00        118,000.00
    0414699                            .0000       10/01/00            00
    0414699                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794878                           9.0000        495,000.00        100
    TRAN                CHUNG         9.0000        494,457.21         ZZ
    6204 GINASHELL CIR                8.7500          3,982.88         1
                                       .0000          3,982.88         80
    SAN JOSE        CA    95119        .0000       07/25/00        625,000.00
    0414705                            .0000       09/01/00            00
    0414705                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794879                           9.0000        110,000.00        100
    BARROSO             RONALD        9.0000        109,879.37         ZZ
    3458 N OKETO                      8.7500            885.09         1
                                       .0000            885.09         69
    CHICAGO         IL    60634        .0000       08/01/00        160,000.00
    0414725                            .0000       09/01/00            00
    0414725                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794880                           9.5000         52,000.00        100
    CARACCIOLO          THEODORE      9.5000         51,974.43         ZZ
    1744  FLORIDA STREET              9.2500            437.24         1
                                       .0000            437.24         80
    ALFORD          FL    32420        .0000       08/28/00         65,000.00
    0414817                            .0000       10/01/00            00
    0414817                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794881                           8.6250         62,000.00        100
    FONSECA             VICTOR        8.6250         61,963.40         ZZ
    12479  SAINT MICHEL DRIVE         8.3750            482.23         1
                                       .0000            482.23         78
    HOUSTON         TX    77015        .0000       08/22/00         80,000.00
    0414822                            .0000       10/01/00            00
    0414822                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794882                           8.8750        160,200.00        100
    DAVIS               STUART        8.8750        160,110.18         ZZ
    9065  E GARY RD #150              8.6250          1,274.63         1
                                       .0000          1,274.63         90
    SCOTTSDALE      AZ    85260        .0000       08/07/00        178,000.00
    0414835                            .0000       10/01/00            12
    0414835                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3794883                           8.8750         27,000.00        100
    YAPLE               CHARLES       8.8750         26,969.63         ZZ
    3131  SOUTHWEST FREEWAY #42       8.6250            214.82         1
                                       .0000            214.82         75
    HOUSTON         TX    77098        .0000       07/28/00         36,000.00
    0414901                            .0000       09/01/00            00
    0414901                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    3794886                           8.5000         76,410.00        100
    CHEN                SELENA        8.5000         76,317.09         ZZ
    3306  HOLLOW LN                   8.2500            587.53         1
                                       .0000            587.53         90
    LAWRENCEVILLE   GA    30044        .0000       07/31/00         84,900.00
    0415030                            .0000       09/01/00            12
    0415030                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794887                           8.8750        148,000.00        100
    COYLE               THOMAS        8.8750        147,917.02         ZZ
    10815  NORMAN RD                  8.6250          1,177.56         1
                                       .0000          1,177.56         75
    YALE            MI    48097        .0000       08/17/00        198,000.00
1


    0415037                            .0000       10/01/00            00
    0415037                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794888                           9.0000        138,600.00        100
    GREEN               PATRICIA      9.0000        138,524.29         ZZ
    59  HOWARD ST                     8.7500          1,115.21         3
                                       .0000          1,115.21         90
    BROCKTON        MA    02301        .0000       08/15/00        154,000.00
    0415050                            .0000       10/01/00            01
    0415050                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794889                           8.6250        749,625.00        100
    TRUONG              HANH          8.6250        749,182.42         ZZ
    276  CASTRO ST                    8.3750          5,830.51         3
                                       .0000          5,830.51         75
    SAN FRANCISCO   CA    94114        .0000       08/07/00        999,500.00
    0415071                            .0000       10/01/00            00
    0415071                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794890                           8.5000        260,000.00        100
    HITT                GEORGE        8.5000        259,683.86         ZZ
1


    15606  NORTH ASPEN DRIVE          8.2500          1,999.18         1
                                       .0000          1,999.18         75
    FOUNTAIN HILLS  AZ    85268        .0000       07/24/00        350,000.00
    0415077                            .0000       09/01/00            00
    0415077                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794891                           9.0000         65,700.00        100
    GUGLIELMO           FRANK         9.0000         65,664.11         ZZ
    6114  W ENCANTO BLVD              8.7500            528.64         1
                                       .0000            528.64         90
    PHOENIX         AZ    85035        .0000       08/08/00         73,000.00
    0415081                            .0000       10/01/00            12
    0415081                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794892                           9.0000        140,400.00        100
    LACHINI             MICHAEL       9.0000        140,323.30         ZZ
    19838  N 21ST ST                  8.7500          1,129.70         1
                                       .0000          1,129.70         90
    PHOENIX         AZ    85024        .0000       08/07/00        156,000.00
    0415084                            .0000       10/01/00            12
    0415084                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3794893                           8.7500         77,850.00        100
    AGOSTINI            RANDAL        8.7500         77,760.09         ZZ
    143  CLAIRBOURNE AVE              8.5000            612.45         1
                                       .0000            612.45         90
    SATELLITE BEAC  FL    32937        .0000       07/27/00         86,500.00
    0415090                            .0000       09/01/00            12
    0415090                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794894                           9.2500         74,832.00        100
    FARIA               RODNEY        9.2500         74,754.12         ZZ
    2510  NORTH 114TH LANE            9.0000            615.62         1
                                       .0000            615.62         75
    AVONDALE        AZ    85323        .0000       07/28/00         99,777.00
    0415094                            .0000       09/01/00            00
    0415094                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3794895                           9.1250        150,000.00        100
    CHIANG              JOYCE         9.1250        149,920.18         ZZ
    39931  CEDAR BLVD #313            8.8750          1,220.45         1
                                       .0000          1,220.45         64
    NEWARK          CA    94560        .0000       08/01/00        235,000.00
    0415165                            .0000       10/01/00            00
    0415165                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3794896                           9.5000        168,450.00        100
    MARTINEZ            LISA          9.5000        168,283.63         ZZ
    341  BEACON ST #1A                9.2500          1,416.42         1
                                       .0000          1,416.42         75
    BOSTON          MA    02116        .0000       07/27/00        227,000.00
    0415176                            .0000       09/01/00            00
    0415176                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           08             0           00/00/00
                                        O             .0000


    3794898                           8.8750        118,500.00        100
    REHMKE              RICK          8.8750        118,433.57         ZZ
    317  NW NORMAN                    8.6250            942.84         1
                                       .0000            942.84         75
    GRESHAM         OR    97030        .0000       08/04/00        158,000.00
    0415191                            .0000       10/01/00            00
    0415191                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794899                           8.7500        124,160.00        100
    SILVERMAN           RUSSELL       8.7500        124,088.56         ZZ
    260  WEST 8TH ST                  8.5000            976.77         4
                                       .0000            976.77         80
    MESA            AZ    85210        .0000       08/01/00        155,200.00
    0415197                            .0000       10/01/00            00
    0415197                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3794901                           8.5000        163,200.00        100
    FISHER              ANTHONY       8.5000        163,101.13         ZZ
    17860  CRAG LN                    8.2500          1,254.87         1
                                       .0000          1,254.87         80
    SUNRIVER        OR    97707        .0000       08/02/00        204,000.00
    0415245                            .0000       10/01/00            00
    0415245                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794902                           8.6250        132,000.00        100
    WHITE               EARLINE       8.6250        131,799.19         ZZ
    4139  EAST MILTON DR              8.3750          1,026.68         1
                                       .0000          1,026.68         80
    CAVE CREEK      AZ    85331        .0000       07/24/00        165,000.00
    0415285                            .0000       09/01/00            00
    0415285                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794903                           9.2500         69,600.00        100
    GUDMUNSO            SHELDON       9.2500         69,563.92         ZZ
    1575  16TH ST NW                  9.0000            572.58         1
                                       .0000            572.58         80
    MINOT           ND    58703        .0000       08/21/00         87,000.00
    0415288                            .0000       10/01/00            00
    0415288                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3794904                           8.8750         67,500.00        100
    REMPE               STEPHEN       8.8750         67,462.16         ZZ
    4201  N 20TH ST                   8.6250            537.06         1
                                       .0000            537.06         90
    PHOENIX         AZ    85016        .0000       08/11/00         75,000.00
    0415293                            .0000       10/01/00            12
    0415293                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3794905                           9.2500        117,000.00        100
    SIMMONS             RAYMOND       9.2500        116,939.34         ZZ
    1573  EAST 27TH AVE               9.0000            962.53         1
                                       .0000            962.53         90
    APACHE JCT      AZ    85219        .0000       08/17/00        130,000.00
    0415311                            .0000       10/01/00            12
    0415311                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794906                           9.2500        117,000.00        100
    SIMMONS             RAYMOND       9.2500        116,939.34         ZZ
    1461  EAST SOUTHERN A             9.0000            962.53         1
                                       .0000            962.53         90
    APACHE JCT      AZ    85219        .0000       08/17/00        130,000.00
1


    0415312                            .0000       10/01/00            12
    0415312                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794907                           9.2500        117,000.00        100
    SIMMONS             RAYMOND       9.2500        116,939.34         ZZ
    1551  EAST 27TH AVE               9.0000            962.53         1
                                       .0000            962.53         90
    APACHE JUNC     AZ    85219        .0000       08/17/00        130,000.00
    0415313                            .0000       10/01/00            12
    0415313                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794908                           9.2500        117,000.00        100
    SIMMONS             RAYMOND       9.2500        116,939.34         ZZ
    520  EAST OSAGE AVE               9.0000            962.53         1
                                       .0000            962.53         90
    APAPCHE JCT     AZ    85219        .0000       08/17/00        130,000.00
    0415314                            .0000       10/01/00            12
    0415314                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794909                           9.2500         64,500.00        100
    OZTEKIN             KIMBERLY      9.2500         64,466.56         ZZ
1


    280  WESTGATE #128                9.0000            530.63         1
                                       .0000            530.63         75
    MOUNT PROSP     IL    60056        .0000       08/07/00         86,000.00
    0415329                            .0000       10/01/00            00
    0415329                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3794910                           9.3750         99,000.00        100
    MYTKO               RICHARD       9.3750         98,899.63         ZZ
    9629  NORTH 7TH PL                9.1250            823.43         1
                                       .0000            823.43         74
    PHOENIX         AZ    85020        .0000       07/21/00        135,000.00
    0415363                            .0000       09/01/00            00
    0415363                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794911                           9.3750         97,500.00        100
    MYTKO               RICHARD       9.3750         97,401.13         ZZ
    9631N 7TH PLACE                   9.1250            810.96         1
                                       .0000            810.96         75
    PHOENIX         AZ    85020        .0000       07/21/00        130,000.00
    0415370                            .0000       09/01/00            00
    0415370                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3794912                           9.5000        121,410.00        100
    HALE                SONDRA        9.5000        121,290.07         ZZ
    321  S DORAN                      9.2500          1,020.89         3
                                       .0000          1,020.89         90
    MESA            AZ    85204        .0000       08/01/00        134,900.00
    0415393                            .0000       09/01/00            12
    0415393                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794913                           9.2500        100,000.00        100
    GREGSON             DANA          9.2500         99,895.90         ZZ
    787  SUMMER DR                    9.0000            822.68         1
                                       .0000            822.68         75
    ACWORTH         GA    30102        .0000       07/28/00        135,000.00
    0415423                            .0000       09/01/00            00
    0415423                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794914                           8.8750         97,900.00        100
    SILLIMAN            CARLOS        8.8750         97,789.82         ZZ
    9411  HIGHMEADOW DRIVE            8.6250            778.94         1
                                       .0000            778.94         75
    HOUSTON         TX    77063        .0000       08/02/00        132,000.00
    0415427                            .0000       09/01/00            00
    0415427                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794915                           8.5000        288,000.00        100
    PRISCO              JOHN          8.5000        287,825.53         ZZ
    22-26  HILLANDALE ROAD            8.2500          2,214.47         4
                                       .0000          2,214.47         80
    BROOKFIELD      CT    06804        .0000       08/30/00        360,000.00
    0415446                            .0000       10/01/00            00
    0415446                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794916                           9.0000        197,400.00        100
    HOLLINS             MARGARET      9.0000        197,292.17         ZZ
    3166-3170 A ST                    8.7500          1,588.33         2
                                       .0000          1,588.33         60
    SAN DIEGO       CA    92102        .0000       08/10/00        329,000.00
    0415453                            .0000       10/01/00            00
    0415453                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794917                           8.7500        105,750.00        100
    GODINEZ             JEROME        8.7500        105,689.15         ZZ
    508-510 E D ST                    8.5000            831.94         4
                                       .0000            831.94         75
    ONTARIO         CA    91764        .0000       07/28/00        141,000.00
    0415576                            .0000       10/01/00            00
    0415576                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794918                           8.7500        479,000.00        100
    WILLIAMS            JAMES         8.7500        478,724.42         ZZ
    520  PACIFIC RD                   8.5000          3,768.29         1
                                       .0000          3,768.29         80
    CORONA          CA    92881        .0000       08/08/00        599,000.00
    0415582                            .0000       10/01/00            00
    0415582                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794919                           8.6250        617,500.00        100
    DRAY                DAVID         8.6250        617,135.43         ZZ
    5125  LASHEART DRIVE              8.3750          4,802.85         1
                                       .0000          4,802.85         65
    LA CANADA FLIN  CA    91011        .0000       08/15/00        950,000.00
    0415585                            .0000       10/01/00            00
    0415585                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794920                           9.1250        262,860.00        100
    CASTELLAW JR        DAVID         9.1250        262,579.16         ZZ
    3405  VISTA CREEK DR              8.8750          2,138.72         1
                                       .0000          2,138.72         90
    DACULA          GA    30019        .0000       08/01/00        292,973.00
    0415594                            .0000       09/01/00            12
    0415594                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794922                           9.0000        100,000.00        100
    TODD-TIFFANY        GEORGIA       9.0000         99,945.37         ZZ
    2724  HARVEST CT                  8.7500            804.63         1
                                       .0000            804.63         50
    FOREST GROVE    OR    97116        .0000       08/01/00        200,000.00
    0415618                            .0000       10/01/00            00
    0415618                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794923                           8.8750         73,100.00        100
    SCHMIDT             WARREN        8.8750         73,059.02         ZZ
    1300  KOEBEL                      8.6250            581.62         1
                                       .0000            581.62         85
    COLUMBUS        OH    43207        .0000       08/25/00         86,000.00
    0415622                            .0000       10/01/00            12
    0415622                            .0000       09/01/30           12
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794924                           8.8750        296,000.00        100
    TORZA               PETER         8.8750        295,834.06         ZZ
    1008, 1010, 1012, 1014 27TH S     8.6250          2,355.11         4
                                       .0000          2,355.11         80
    SACRAMENTO      CA    95816        .0000       08/09/00        370,000.00
1


    0415649                            .0000       10/01/00            00
    0415649                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794926                           8.8750        107,000.00        100
    SUESS               ROBERT        8.8750        106,940.00         ZZ
    2891  MEL-LOWE LN                 8.6250            851.35         1
                                       .0000            851.35         35
    MEDFORD         OR    97501        .0000       08/07/00        307,000.00
    0415659                            .0000       10/01/00            00
    0415659                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794928                           8.5000        468,000.00        100
    LEUNG               EDWARD        8.5000        467,430.95         ZZ
    442  NORTH AVE                    8.2500          3,598.52         1
                                       .0000          3,598.52         80
    WESTON          MA    02495        .0000       08/04/00        585,000.00
    0415712                            .0000       09/01/00            00
    0415712                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794931                           8.6250        300,000.00        100
    DESANTIS            VITTORIO      8.6250        299,644.49         ZZ
1


    3801 HERBERTSVILLE ROAD           8.3750          2,333.37         1
                                       .0000          2,333.37         79
    WALL            NJ    08724        .0000       08/04/00        380,000.00
    0415766                            .0000       09/01/00            00
    0415766                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794932                           8.6250        181,600.00        100
    JOHN                LISE          8.6250        181,492.78         ZZ
    207 HARBOR WOODS PL               8.3750          1,412.47         1
                                       .0000          1,412.47         80
    NEWPORT BEA     CA    92660        .0000       08/10/00        227,000.00
    0415776                            .0000       10/01/00            00
    0415776                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3794933                           9.2500         45,750.00        100
    MADARANG            ISABELLA      9.2500         45,726.28         ZZ
    1270 MARION STREET #508           9.0000            376.38         1
                                       .0000            376.38         75
    DENVER          CO    80218        .0000       08/02/00         61,000.00
    0415800                            .0000       10/01/00            00
    0415800                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000
1




    3794934                           9.2500         45,750.00        100
    MADARANG            ISABELLA      9.2500         45,726.28         ZZ
    1270  MARION STREET #506          9.0000            376.38         1
                                       .0000            376.38         75
    DENVER          CO    80218        .0000       08/02/00         61,000.00
    0415815                            .0000       10/01/00            00
    0415815                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           08             0           00/00/00
                                        N             .0000


    3794936                           8.5000        106,200.00        100
    ROSS                HEATHER       8.5000        105,970.86         ZZ
    10  WASHINGTON PARK DR            8.2500            816.59         1
                                       .0000            816.59         90
    ANDOVER         MA    01810        .0000       08/01/00        118,000.00
    0415852                            .0000       09/01/00            11
    0415852                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3794939                           8.6250         45,000.00        100
    SU                  SOPHIA        8.6250         44,946.67         ZZ
    1040  HIGHLIGHT DR                8.3750            350.01         1
                                       .0000            350.01          8
    WEST COVINA     CA    91791        .0000       07/26/00        600,000.00
    0415912                            .0000       09/01/00            00
    0415912                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794940                           9.2500        112,100.00        100
    MORGAN              ROBERT        9.2500        111,983.32         ZZ
    1501  61ST ST                     9.0000            922.22         4
                                       .0000            922.22         95
    KENOSHA         WI    53140        .0000       07/31/00        118,000.00
    0415929                            .0000       09/01/00            12
    0415929                            .0000       08/01/30           30
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794941                           8.8750        126,800.00        100
    CHUDECKI            KAZIMIERZ     8.8750        126,728.91         ZZ
    36146  SPRINGBROOK LN             8.6250          1,008.88         1
                                       .0000          1,008.88         80
    GURNEE          IL    60031        .0000       08/30/00        158,500.00
    0415937                            .0000       10/01/00            00
    0415937                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    3794943                           9.2500        126,000.00        100
    REWUCKI             RYSZARD       9.2500        125,934.67         ZZ
    3950 N LAKE SHORE DR              9.0000          1,036.58         1
    2111                               .0000          1,036.58         90
    CHICAGO         IL    60613        .0000       08/15/00        140,000.00
    0415986                            .0000       10/01/00            11
    0415986                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           06             0           00/00/00
                                        N             .0000


    3794944                           8.8750        315,400.00        100
    LARSON              ANDREW        8.8750        315,045.06         ZZ
    10385 WEEDEN PLACE                8.6250          2,509.47         1
                                       .0000          2,509.47         80
    LITTLETON       CO    80124        .0000       07/31/00        394,294.00
    0416012                            .0000       09/01/00            00
    0416012                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794945                           9.2500        180,000.00        100
    HYEAMAN             SAMUEL        9.2500        179,906.68         ZZ
    1160-1162 SOUTH ORANGE AVENUE     9.0000          1,480.82         4
                                       .0000          1,480.82         90
    SOUTH ORANGE    NJ    07079        .0000       08/11/00        200,000.00
    0416038                            .0000       10/01/00            11
    0416038                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794948                           8.8750         70,150.00        100
    MORRONE             FRANCO        8.8750         70,110.67         ZZ
    12229 W ASTER DR                  8.6250            558.15         1
                                       .0000            558.15         90
    EL MIRAGE       AZ    85335        .0000       08/14/00         77,950.00
    0416086                            .0000       10/01/00            01
    0416086                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3794949                           8.8750         69,700.00        100
    MORRONE             FRANCO        8.8750         69,660.93         ZZ
    12233  W ASTER DR                 8.6250            554.56         1
                                       .0000            554.56         90
    EL MIRAGE       AZ    85335        .0000       08/22/00         77,450.00
    0416088                            .0000       10/01/00            10
    0416088                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    3794950                           9.0000        102,750.00        100
    CARNEY              TANA          9.0000        102,693.88         ZZ
    5982 N MAROON WAY                 8.7500            826.75         1
                                       .0000            826.75         75
    BEVERLY HILLS   FL    34465        .0000       08/04/00        137,000.00
    0416096                            .0000       10/01/00            00
    0416096                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794951                           8.7500        196,800.00        100
    SPRINGER            PAULA         8.7500        196,686.77         ZZ
    2346 W SHANNON ST                 8.5000          1,548.23         1
                                       .0000          1,548.23         80
    CHANDLER        AZ    85224        .0000       08/09/00        246,000.00
1


    0416146                            .0000       10/01/00            00
    0416146                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794952                           9.0000         72,900.00        100
    MUELLER             ROBERT        9.0000         72,820.06         ZZ
    10407  NORTH 101ST AVE            8.7500            586.57         1
                                       .0000            586.57         90
    SUN CITY        AZ    85351        .0000       07/26/00         81,000.00
    0416155                            .0000       09/01/00            12
    0416155                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794953                           9.1250         58,400.00        100
    TILLER              CHERRY        9.1250         58,368.92         ZZ
    8665  WASHINGTON BOULEVARD        8.8750            475.16         1
                                       .0000            475.16         90
    BEAUMONT        TX    77707        .0000       08/10/00         64,900.00
    0416167                            .0000       10/01/00            12
    0416167                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794954                           8.8750         69,600.00        100
    MORRONE             FRANCO        8.8750         69,560.98         ZZ
1


    12232  W WINDROSE DR              8.6250            553.77         1
                                       .0000            553.77         90
    EL MIRAGE       AZ    85335        .0000       08/14/00         77,450.00
    0416175                            .0000       10/01/00            10
    0416175                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3794955                           8.8750         69,700.00        100
    MORRONE             FRANCO        8.8750         69,660.93         ZZ
    12240  W WINDROSE DR              8.6250            554.56         1
                                       .0000            554.56         90
    EL MIRAGE       AZ    85335        .0000       08/14/00         77,450.00
    0416185                            .0000       10/01/00            01
    0416185                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3794956                           9.2500        100,000.00        100
    GAMBS               NANCY         9.2500         99,948.15         ZZ
    11340  TIMBER DR                  9.0000            822.68         1
                                       .0000            822.68         72
    HUNTLEY         IL    60142        .0000       08/15/00        139,500.00
    0416190                            .0000       10/01/00            00
    0416190                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000
1




    3794957                           9.1250         76,500.00        100
    CAMPBELL II         FRANK         9.1250         76,459.29         ZZ
    1415  WEST HUNTINGTON DRIVE       8.8750            622.43         1
                                       .0000            622.43         90
    TEMPE           AZ    85282        .0000       08/02/00         85,000.00
    0416195                            .0000       10/01/00            12
    0416195                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794959                           8.8750        162,000.00        100
    COMITO              JOSEPH        8.8750        161,909.17         ZZ
    3600  ARISTOTLE AVENUE            8.6250          1,288.95         4
                                       .0000          1,288.95         90
    ORLANDO         FL    32826        .0000       08/14/00        180,000.00
    0416221                            .0000       10/01/00            12
    0416221                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794960                           9.3750         36,000.00        100
    PESCADOR            PABLO         9.3750         35,981.82         ZZ
    3750  WEST LATHAM ST              9.1250            299.43         3
                                       .0000            299.43         90
    PHOENIX         AZ    85009        .0000       08/03/00         40,000.00
    0416225                            .0000       10/01/00            12
    0416225                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794961                           9.5000        127,800.00        100
    PISAPIA             ALAN          9.5000        127,737.14         ZZ
    7627  INDIAN LAKES DR             9.2500          1,074.61         4
                                       .0000          1,074.61         90
    JACKSONVILLE    FL    32210        .0000       08/24/00        142,000.00
    0416227                            .0000       10/01/00            01
    0416227                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794962                           9.5000        127,800.00        100
    PISAPIA             ALAN          9.5000        127,737.14         ZZ
    5136  INDIAN LAKES COURT          9.2500          1,074.61         4
                                       .0000          1,074.61         90
    JACKSONVILLE    FL    32210        .0000       08/24/00        142,000.00
    0416229                            .0000       10/01/00            01
    0416229                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794964                           9.0000        135,000.00        100
    LOPEZ SR            VICTOR        9.0000        134,851.95         ZZ
    625 EAST BROADWAY RD #5-8         8.7500          1,086.25         4
                                       .0000          1,086.25         90
    TEMPE           AZ    85282        .0000       07/31/00        150,000.00
    0416245                            .0000       09/01/00            12
    0416245                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794965                           9.0000        157,500.00        100
    LOPEZ SR            VICTOR        9.0000        157,327.28         ZZ
    625 EAST BROADWAY RD #1-4         8.7500          1,267.29         4
                                       .0000          1,267.29         90
    TEMPE           AZ    85282        .0000       07/31/00        175,000.00
    0416250                            .0000       09/01/00            12
    0416250                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794966                           9.3750         99,750.00        100
    GAWRYCH             BEATA         9.3750         99,699.63         ZZ
    12  EKMAN ST                      9.1250            829.67         3
                                       .0000            829.67         95
    WORCESTER       MA    01610        .0000       08/23/00        105,000.00
    0416277                            .0000       10/01/00            11
    0416277                            .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794967                           9.2500         63,900.00        100
    PISAPIA             ALAN          9.2500         63,866.87         ZZ
    3348  MANDARIN GLEN DR            9.0000            525.69         1
                                       .0000            525.69         90
    JACKSONVILLE    FL    32223        .0000       08/18/00         71,000.00
    0416307                            .0000       10/01/00            01
    0416307                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    3794968                           8.8750        115,700.00        100
    LINNEL              GILBERT       8.8750        115,635.14         ZZ
    16181  NORTH 157TH AVE            8.6250            920.56         1
                                       .0000            920.56         75
    SURPRISE        AZ    85374        .0000       08/08/00        154,277.00
    0416316                            .0000       10/01/00            00
    0416316                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794969                           8.5000         85,300.00        100
    MOBLEY              VICTORIA      8.5000         85,248.33         ZZ
    1620  MARSHALL STREET             8.2500            655.88         1
                                       .0000            655.88         27
    HOUSTON         TX    77006        .0000       08/30/00        325,000.00
    0416334                            .0000       10/01/00            00
    0416334                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794970                           8.5000        525,000.00        100
    MCGOLDRICK          PATRICK       8.5000        524,361.65         ZZ
    1436  MISSOURI ST                 8.2500          4,036.80         1
                                       .0000          4,036.80         75
    SAN DIEGO       CA    92109        .0000       07/29/00        700,000.00
1


    0416373                            .0000       09/01/00            00
    0416373                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794971                           8.8750        300,000.00        100
    RANDAL              ORIONNE       8.8750        299,662.38         ZZ
    25  MASSAI CIRCLE                 8.6250          2,386.94         1
                                       .0000          2,386.94         75
    SEDONA          AZ    86351        .0000       07/28/00        400,000.00
    0416376                            .0000       09/01/00            00
    0416376                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794972                           9.1250        205,600.00        100
    MOSS                LATANYA       9.1250        205,490.59         ZZ
    22255  ARBOR LN                   8.8750          1,672.83         1
                                       .0000          1,672.83         80
    FARMINGTON HIL  MI    48336        .0000       08/29/00        257,000.00
    0416389                            .0000       10/01/00            00
    0416389                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794973                           8.5000        172,750.00        100
    KHAN                SHARIF        8.5000        172,539.95         ZZ
1


    14938  CORBIN BRIDGE LANE         8.2500          1,328.30         1
                                       .0000          1,328.30         90
    SUGAR LAND      TX    77478        .0000       07/31/00        191,990.00
    0416407                            .0000       09/01/00            12
    0416407                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794974                           9.5000         48,600.00        100
    MITCHELL            VERNON        9.5000         48,576.09         ZZ
    15624  LEXINGTON AVE              9.2500            408.66         2
                                       .0000            408.66         90
    HARVEY          IL    60426        .0000       08/25/00         54,000.00
    0416410                            .0000       10/01/00            11
    0416410                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794975                           9.1250        215,550.00        100
    CORSON              CLARISSA      9.1250        215,435.29         ZZ
    2719  SUMMER WIND DRIVE           8.8750          1,753.79         1
                                       .0000          1,753.79         80
    GRAPEVINE       TX    76501        .0000       08/16/00        269,446.00
    0416413                            .0000       10/01/00            00
    0416413                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    3794976                           9.0000         56,000.00        100
    AGUIRRE             ALONSO        9.0000         55,969.41         T
    14913  SW 143RD COURT             8.7500            450.59         1
                                       .0000            450.59         49
    MIAMI           FL    33186        .0000       08/04/00        116,000.00
    0416421                            .0000       10/01/00            00
    0416421                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794981                           9.2500        277,200.00        100
    CORDOBA             LUIS          9.2500        277,056.29         ZZ
    2109  YORK ST                     9.0000          2,280.46         2
                                       .0000          2,280.46         80
    DENVER          CO    80205        .0000       08/04/00        346,500.00
    0416502                            .0000       10/01/00            00
    0416502                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794982                           8.8750         46,000.00        100
    DAIBY               OMAISH        8.8750         45,974.21         ZZ
    1221 W LUNT AVE #2A               8.6250            366.00         1
                                       .0000            366.00         65
    CHICAGO         IL    60626        .0000       08/17/00         71,000.00
    0416531                            .0000       10/01/00            00
    0416531                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3794983                           9.2500        112,500.00        100
    STOHLMAN            D             9.2500        112,441.68         ZZ
    16921  JAMAICA BEACH ROAD         9.0000            925.51         1
                                       .0000            925.51         75
    GALVESTON       TX    77554        .0000       08/25/00        150,000.00
    0416541                            .0000       10/01/00            00
    0416541                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3794984                           9.7500        142,500.00        100
    SZYDLOWSKI          DORIS         9.7500        142,433.51         ZZ
    5555 N CUMBERLAND #706            9.5000          1,224.30         1
                                       .0000          1,224.30         75
    CHICAGO         IL    60656        .0000       08/08/00        190,000.00
    0416543                            .0000       10/01/00            00
    0416543                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           08             0           00/00/00
                                        O             .0000


    3794985                           9.0000        230,000.00        100
    DELK                SANDRA        9.0000        229,874.36         ZZ
    4754  N NEVADA TERRACE            8.7500          1,850.64         1
                                       .0000          1,850.64         68
    BEVERLY HILLS   FL    34465        .0000       08/21/00        340,000.00
    0416577                            .0000       10/01/00            00
    0416577                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794986                           9.1250        765,000.00        100
    HUNG                WAN           9.1250        764,592.89         T
    1680  SUMMITRIDGE DR              8.8750          6,224.30         1
                                       .0000          6,224.30         51
    BEVERLY HILLS   CA    90210        .0000       08/11/00      1,500,000.00
    0416583                            .0000       10/01/00            00
    0416583                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794988                           8.8750         45,375.00        100
    CHEN                KUIDE         8.8750         45,349.57         T
    2108  RAVENS CREST DRIVE          8.6250            361.02         1
                                       .0000            361.02         75
    PLAINSBORO      NJ    08536        .0000       08/23/00         60,500.00
    0416622                            .0000       10/17/00            00
    0416622                            .0000       09/17/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3794990                           9.2500         69,000.00        100
    ELLIOTT             WILLIAM       9.2500         68,964.22         ZZ
    1922  EAST ROMA AVE               9.0000            567.65         1
                                       .0000            567.65         75
    PHOENIX         AZ    85016        .0000       08/16/00         92,000.00
    0416672                            .0000       10/01/00            00
    0416672                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794991                           9.1250         71,625.00        100
    HOSKINS-SNYDER      NANCY         9.1250         71,586.89         ZZ
    535  EVERLING DR                  8.8750            582.76         1
                                       .0000            582.76         75
    MORGANTOWN      IN    46160        .0000       08/23/00         95,500.00
    0416695                            .0000       10/01/00            00
    0416695                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794992                           8.8750         60,000.00        100
    MCCRILLIS           KELLY         8.8750         59,966.36         ZZ
    13539  TOEPFER                    8.6250            477.39         1
                                       .0000            477.39         93
    WARREN          MI    48089        .0000       08/11/00         65,000.00
    0416732                            .0000       10/01/00            12
    0416732                            .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794993                           9.1250        283,000.00        100
    SCHIERER            ELIZABETH     9.1250        282,849.39         ZZ
    2561  WINDRUSH  LN                8.8750          2,302.59         1
                                       .0000          2,302.59         74
    NORTHBROOK      IL    60062        .0000       08/08/00        385,000.00
1


    0416749                            .0000       10/01/00            00
    0416749                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    3794994                           9.0000         91,800.00        100
    DIAL                RICHARD       9.0000         91,749.86         ZZ
    1120  W BETHANY HOME ROAD         8.7500            738.64         1
                                       .0000            738.64         88
    PHOENIX         AZ    85013        .0000       08/14/00        104,500.00
    0416753                            .0000       10/01/00            01
    0416753                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3794995                           9.3750         83,600.00        100
    DIGIOVANNI          LEE           9.3750         83,557.79         ZZ
    54  GARFIELD STREET               9.1250            695.34         2
                                       .0000            695.34         95
    NORTH PROVIDEN  RI    02904        .0000       08/30/00         88,000.00
    0416764                            .0000       10/01/00            11
    0416764                            .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3794996                           8.8750        111,920.00        100
    KAMA                LILLIAN       8.8750        111,857.25         ZZ
1


    3063  SE MERRIWEATHER DR          8.6250            890.49         1
                                       .0000            890.49         80
    HILLSBORO       OR    97123        .0000       08/04/00        139,900.00
    0416782                            .0000       10/01/00            00
    0416782                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3794997                           8.7500         47,500.00        100
    RILEY               KEVIN         8.7500         47,472.66         ZZ
    1764  ORCHARD DRIVE               8.5000            373.69         1
                                       .0000            373.69         80
    CANTON          MI    48188        .0000       08/11/00         59,390.00
    0416793                            .0000       10/01/00            00
    0416793                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3794998                           8.5000        113,400.00        100
    VU                  HUNG          8.5000        113,262.11         ZZ
    8119  W SIERRA VISTA DRIVE        8.2500            871.95         1
                                       .0000            871.95         90
    GLENDALE        AZ    85303        .0000       07/27/00        126,000.00
    0416796                            .0000       09/01/00            12
    0416796                            .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3794999                           9.2500         63,000.00        100
    BURRIS JR           ROBERT        9.2500         62,967.33         ZZ
    605  E STATE STREET               9.0000            518.29         1
                                       .0000            518.29         90
    ALLIANCE        OH    44601        .0000       08/17/00         70,000.00
    0416840                            .0000       10/01/00            12
    0416840                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795001                           8.8750        130,000.00        100
    HOWELL              MARIA         8.8750        129,927.12         ZZ
    3831 NW 102 AVE                   8.6250          1,034.34         1
                                       .0000          1,034.34         75
    CORAL SPRINGS   FL    33065        .0000       08/09/00        175,000.00
    0416851                            .0000       10/01/00            00
    0416851                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795002                           8.8750        225,000.00        100
    FORMAN              EDWARD        8.8750        224,873.85         ZZ
    1230  HONEY LAKE ROAD             8.6250          1,790.21         1
                                       .0000          1,790.21         75
    LAKE ZURICH     IL    60047        .0000       08/10/00        300,000.00
    0416852                            .0000       10/01/00            00
    0416852                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795003                           9.2500         37,800.00        100
    HOPE                JAMES         9.2500         37,780.40         ZZ
    1763-2G WELLESLEY LANE            9.0000            310.97         1
                                       .0000            310.97         90
    INDIANAPOLIS    IN    46219        .0000       08/31/00         42,000.00
    0416857                            .0000       10/01/00            12
    0416857                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3795004                           8.2500         52,000.00        100
    MANNING             CHARLES       8.2500         51,966.84         ZZ
    20871  E PRICKLEY PEAR DRIVE      8.0000            390.66         1
                                       .0000            390.66         69
    CORDES LAKE     AZ    86333        .0000       08/04/00         76,000.00
    0416860                            .0000       10/01/00            00
    0416860                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795006                           9.6250        113,250.00        100
    FAHRNI              SUZANNE       9.6250        113,195.74         ZZ
    7522  WEST GLENN DR               9.3750            962.62         1
                                       .0000            962.62         75
    GLENDALE        AZ    85303        .0000       08/03/00        151,000.00
    0416897                            .0000       10/01/00            00
    0416897                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    3795007                           9.6250        108,750.00        100
    FAHRNI              SUZANNE       9.6250        108,697.90         ZZ
    7526  WEST GLENN DR               9.3750            924.37         4
                                       .0000            924.37         75
    GLENDALE        AZ    85303        .0000       08/03/00        145,000.00
    0416902                            .0000       10/01/00            00
    0416902                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    3795008                           9.5000        212,500.00        100
    ONAYEMI             ADEYEMI       9.5000        212,395.47         ZZ
    159  ADAMS ST                     9.2500          1,786.82         3
                                       .0000          1,786.82         85
    DORCHESTER      MA    02124        .0000       08/30/00        250,000.00
    0416910                            .0000       10/01/00            11
    0416910                            .0000       09/01/30           12
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795010                           9.0000        235,000.00        100
    GOLDBERG            LAURA         9.0000        234,871.64         ZZ
    835  ST JOHNS AVE                 8.7500          1,890.86         1
                                       .0000          1,890.86         59
    HIGHLAND PARK   IL    60035        .0000       08/23/00        399,000.00
    0416957                            .0000       10/01/00            00
    0416957                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795011                           8.8750        399,880.00        100
    PRAK                SOTHY         8.8750        399,430.00         ZZ
    2417  BRITT WAY                   8.6250          3,181.62         1
                                       .0000          3,181.62         80
    SAN JOSE        CA    95148        .0000       07/31/00        499,850.00
    0416967                            .0000       09/01/00            00
    0416967                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795012                           9.3750         48,000.00        100
    QUEVEDO             SONIA         9.3750         47,951.33         ZZ
    1807  SANTA BARBARA               9.1250            399.24         1
                                       .0000            399.24         69
    SAN ANTONIO     TX    78201        .0000       08/04/00         70,000.00
    0416984                            .0000       09/01/00            00
    0416984                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795014                           8.8750        600,000.00        100
    DJEKIC              RATIBOR       8.8750        599,324.77         ZZ
    1318  EAST TREASURE COVE DR       8.6250          4,773.87         1
                                       .0000          4,773.87         75
    GILBERT         AZ    85234        .0000       07/31/00        800,000.00
1


    0417040                            .0000       09/01/00            00
    0417040                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3795017                           8.8750         42,800.00        100
    MCKELVEY            NATHANIEL     8.8750         42,776.00         ZZ
    530  E LINDEN ST                  8.6250            340.54         1
                                       .0000            340.54         80
    TUCSON          AZ    85705        .0000       08/11/00         53,500.00
    0417093                            .0000       10/01/00            00
    0417093                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795018                           9.1250        125,000.00        100
    GASSON              WILLIAM       9.1250        124,933.47         ZZ
    1260  WEST BUTLER                 8.8750          1,017.05         1
                                       .0000          1,017.05         90
    CHANDLER        AZ    85224        .0000       08/02/00        138,900.00
    0417151                            .0000       10/01/00            12
    0417151                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3795019                           8.5000        121,000.00        100
    THOMAS              ROBERT        8.5000        120,926.69         ZZ
1


    102  SOUTH 6TH ST                 8.2500            930.39         1
                                       .0000            930.39         90
    LEWISBURG       PA    17837        .0000       08/09/00        135,000.00
    0417155                            .0000       10/01/00            12
    0417155                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795020                           9.3750        228,000.00        100
    RIVERA              ANIBAL        9.3750        227,884.86         ZZ
    9  WEBSTER ST                     9.1250          1,896.39         2
                                       .0000          1,896.39         95
    HYDE PARK       MA    02136        .0000       08/11/00        240,000.00
    0417197                            .0000       10/01/00            11
    0417197                            .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795021                           9.0000        112,000.00        100
    ORR                 ROBERT        9.0000        111,862.06         ZZ
    1330  S DORAN                     8.7500            901.18         1
                                       .0000            901.18         90
    MESA            AZ    85204        .0000       08/03/00        124,500.00
    0417258                            .0000       10/01/00            12
    0417258                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3795024                           8.6250         69,300.00        100
    IWAMOTO             DENNIS        8.6250         69,259.08         ZZ
    17031 EAST EL LAGO BOULEVARD      8.3750            539.01         1
                                       .0000            539.01         90
    FOUNTAIN HILLS  AZ    85268        .0000       08/03/00         77,000.00
    0417321                            .0000       10/01/00            12
    0417321                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3795025                           9.0000        119,996.00        100
    ZIYUN               QIU           9.0000        119,930.46         ZZ
    8508 WALDEN TRACE DRIVE           8.7500            965.51         1
                                       .0000            965.51         80
    INDIANAPOLIS    IN    46278        .0000       08/11/00        149,995.00
    0417364                            .0000       10/01/00            00
    0417364                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3795026                           8.5000        130,400.00        100
    WATSON              LAWRENCE      8.5000        130,321.01         ZZ
    129  ARYES ST                     8.2500          1,002.66         1
                                       .0000          1,002.66         80
    EAGLE POINT     OR    97524        .0000       08/28/00        163,000.00
    0417412                            .0000       10/01/00            00
    0417412                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795027                           9.1250        119,618.00        100
    PIERON              MONIQUE       9.1250        119,554.34         ZZ
    111 W MAPLE ST                    8.8750            973.26         1
    1211                               .0000            973.26         75
    CHICAGO         IL    60610        .0000       08/15/00        159,490.00
    0417468                            .0000       10/01/00            00
    0417468                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           06             0           00/00/00
                                        N             .0000


    3795028                           8.7500        284,000.00        100
    WERTH               FRED          8.7500        283,836.60         ZZ
    45 MUTT NELSON RD                 8.5000          2,234.23         1
                                       .0000          2,234.23         80
    SANTA FE        NM    87505        .0000       08/28/00        355,000.00
    0417478                            .0000       10/01/00            00
    0417478                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795029                           9.1250        163,000.00        100
    SMITH               PHILIP        9.1250        162,913.26         ZZ
    3037 WEST PLUM HOLLOW DRIVE       8.8750          1,326.22         1
                                       .0000          1,326.22         80
    ANTHEM          AZ    85086        .0000       08/07/00        203,800.00
    0417479                            .0000       10/01/00            00
    0417479                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3795030                           9.6250        109,500.00        100
    FAHRNI              SUZANNE       9.6250        109,447.54         ZZ
    7518 W GLENN DR                   9.3750            930.74         4
                                       .0000            930.74         75
    GLENDALE        AZ    85303        .0000       08/03/00        146,000.00
    0417489                            .0000       10/01/00            00
    0417489                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795031                           9.0000        232,750.00        100
    MI                  DIANA         9.0000        232,622.87         ZZ
    4870-74 W 11TH AVE                8.7500          1,872.76         3
                                       .0000          1,872.76         95
    DENVER          CO    80204        .0000       08/24/00        245,000.00
    0417559                            .0000       10/01/00            12
    0417559                            .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795032                           8.7500        104,000.00        100
    ONG                 GARRY         8.7500        103,940.16         ZZ
    1252 EAST CAMPUS DR               8.5000            818.17         1
                                       .0000            818.17         78
    TEMPE           AZ    85282        .0000       08/16/00        134,000.00
    0417569                            .0000       10/01/00            00
    0417569                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795033                           8.3750        455,000.00        100
    WEINSTEIN           MICHAEL       8.3750        454,717.19         ZZ
    1190 LAUREL LOOP NE               8.1250          3,458.33         1
                                       .0000          3,458.33         78
    ALBUQUERQUE     NM    87122        .0000       08/18/00        590,000.00
    0417591                            .0000       10/01/00            00
    0417591                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795034                           8.7500        297,000.00        100
    BELTRAN             JOSE          8.7500        296,829.12         ZZ
    11312 S PALISADE RIM DR           8.5000          2,336.51         1
                                       .0000          2,336.51         90
    SOUTH JORDAN    UT    84095        .0000       08/15/00        330,000.00
    0417619                            .0000       10/01/00            12
    0417619                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795035                           9.2500         46,350.00        100
    GARVEY JR           RICHARD       9.2500         46,325.97         ZZ
    4851 N KENYON DR                  9.0000            381.31         1
                                       .0000            381.31         90
    INDIANAPOLIS    IN    46226        .0000       08/11/00         51,500.00
1


    0417656                            .0000       10/01/00            12
    0417656                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795036                           9.5000        130,500.00        100
    FLORA               DAVE          9.5000        130,435.82         ZZ
    1424 MARICOPA DR                  9.2500          1,097.31         4
                                       .0000          1,097.31         90
    OSHKOSH         WI    54904        .0000       08/25/00        145,000.00
    0417665                            .0000       10/01/00            12
    0417665                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795037                           8.7500        132,000.00        100
    NEWELL              DENNIS        8.7500        131,924.06         ZZ
    6015 W EXPOSITION AVE             8.5000          1,038.44         1
                                       .0000          1,038.44         68
    LAKEWOOD        CO    80226        .0000       08/24/00        195,500.00
    0417681                            .0000       10/01/00            00
    0417681                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795038                           8.7500        297,500.00        100
    TO                  RENEE         8.7500        297,328.84         ZZ
1


    2307 DESIRE AVE                   8.5000          2,340.43         1
                                       .0000          2,340.43         70
    ROWLAND HEIGHT  CA    91748        .0000       08/08/00        425,000.00
    0417698                            .0000       10/01/00            00
    0417698                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795041                           8.7500         32,850.00        100
    KOBASHI             SCOTT         8.7500         32,831.09         ZZ
    7501  W WELDON AVE                8.5000            258.44         1
                                       .0000            258.44         90
    PHOENIX         AZ    85033        .0000       08/14/00         36,500.00
    0417748                            .0000       10/01/00            12
    0417748                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795042                           9.0000        228,000.00        100
    NGUYEN              HANG          9.0000        227,875.46         ZZ
    337  WALNUT ST                    8.7500          1,834.54         1
                                       .0000          1,834.54         80
    STOUGHTON       MA    02072        .0000       08/28/00        285,000.00
    0417805                            .0000       10/01/00            00
    0417805                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3795043                           9.2500        108,550.00        100
    HILL                EDNA          9.2500        108,493.72         ZZ
    5801  N SHERIDAN RD #5E           9.0000            893.02         1
                                       .0000            893.02         65
    CHICAGO         IL    60660        .0000       08/14/00        168,000.00
    0417866                            .0000       10/01/00            00
    0417866                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           06             0           00/00/00
                                        N             .0000


    3795044                           8.0000        214,400.00        100
    ALI                 SHAMSUDDI     8.0000        214,256.14         ZZ
    5539  DAWNINGTON PLACE            7.7500          1,573.19         1
                                       .0000          1,573.19         80
    SUGAR LAND      TX    77479        .0000       08/30/00        269,343.00
    0417870                            .0000       10/01/00            00
    0417870                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3795045                           8.5000        316,000.00        100
    EVANS               LISA          8.5000        315,808.56         ZZ
    10  NORTON ST                     8.2500          2,429.77         1
                                       .0000          2,429.77         80
    IRVINE          CA    92612        .0000       08/09/00        395,000.00
    0417933                            .0000       10/01/00            00
    0417933                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3795046                           8.7500        192,000.00        100
    GEBEL               JENNIFER      8.7500        191,889.53         ZZ
    105  ROCKPORT DRIVE               8.5000          1,510.47         1
                                       .0000          1,510.47         80
    MANSFIELD TOWN  NJ    07865        .0000       08/18/00        240,000.00
    0417984                            .0000       10/01/00            00
    0417984                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795047                           9.3750        104,700.00        100
    ROUNTREE            CASEY         9.3750        104,647.13         ZZ
    1699  S TRENTON ST #142           9.1250            870.84         1
                                       .0000            870.84         80
    DENVER          CO    80231        .0000       08/30/00        130,900.00
    0417987                            .0000       10/01/00            00
    0417987                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    3795049                           8.6250        800,000.00        100
    ZOELLNER            SUSAN         8.6250        799,527.68         ZZ
    240  HARDING AVE                  8.3750          6,222.32         1
                                       .0000          6,222.32         38
    LOS GATOS       CA    95030        .0000       08/09/00      2,150,000.00
    0418003                            .0000       10/01/00            00
    0418003                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795050                           9.0000        112,000.00        100
    STALEY              CHRISTOPH     9.0000        111,938.82         ZZ
    1623  SE INSLEY ST                8.7500            901.18         1
                                       .0000            901.18         80
    PORTLAND        OR    97202        .0000       08/14/00        140,000.00
    0418014                            .0000       10/01/00            00
    0418014                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795051                           9.0000         94,000.00        100
    STALEY              CHRISTOPH     9.0000         93,948.65         ZZ
    2604  SE 41ST AVE                 8.7500            756.35         1
                                       .0000            756.35         80
    PORTLAND        OR    97202        .0000       08/14/00        117,500.00
    0418017                            .0000       10/01/00            00
    0418017                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795052                           9.0000        124,000.00        100
    STALEY              CHRISTOPH     9.0000        123,932.26         ZZ
    3334  NE 53RD AVE                 8.7500            997.74         1
                                       .0000            997.74         80
    PORTLAND        OR    97213        .0000       08/14/00        155,000.00
    0418022                            .0000       10/01/00            00
    0418022                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795053                           9.2500        145,000.00        100
    KLEIN               CHARLES       9.2500        144,924.83         ZZ
    34065  N HOMESTEAD                9.0000          1,192.88         1
                                       .0000          1,192.88         57
    GURNEE          IL    60031        .0000       08/29/00        255,000.00
    0418027                            .0000       10/01/00            00
    0418027                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3795054                           9.5000        347,400.00        100
    GUERRA              LUIS          9.5000        347,229.12         ZZ
    1505 W HURON ST                   9.2500          2,921.13         3
                                       .0000          2,921.13         90
    CHICAGO         IL    60622        .0000       08/25/00        386,000.00
    0418031                            .0000       10/01/00            11
    0418031                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795055                           8.7500        313,200.00        100
    COHEN               RICHARD       8.7500        313,019.80         ZZ
    5944 DOWNINGTON RIDGE             8.5000          2,463.95         1
                                       .0000          2,463.95         80
    ACWORTH         GA    30101        .0000       08/16/00        391,550.00
1


    0418042                            .0000       10/01/00            00
    0418042                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3795057                           8.7500        192,000.00        100
    UGENTI              LINDA         8.7500        191,889.54         ZZ
    22 DRAGONFLY                      8.5000          1,510.46         1
                                       .0000          1,510.46         80
    IRVINE          CA    92604        .0000       08/24/00        240,000.00
    0418100                            .0000       10/01/00            00
    0418100                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3795058                           8.5000        116,100.00        100
    CHEN                SELENA        8.5000        116,029.66         ZZ
    3951 ENGLISH OAK DRIVE            8.2500            892.71         1
                                       .0000            892.71         90
    DORAVILLE       GA    30340        .0000       08/18/00        129,000.00
    0418108                            .0000       10/01/00            12
    0418108                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795060                           9.0000        348,000.00        100
    OCHOCO              DIAMANTE      9.0000        347,809.91         ZZ
1


    4500 SANTEE RD                    8.7500          2,800.09         1
                                       .0000          2,800.09         80
    FREMONT         CA    94555        .0000       08/21/00        435,000.00
    0418122                            .0000       10/01/00            00
    0418122                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795061                           9.0000        213,750.00        100
    HOLMAN              BEVERLY       9.0000        213,633.24         ZZ
    417 WASHINGTON AVENUE             8.7500          1,719.89         3
                                       .0000          1,719.89         75
    GOLDEN          CO    80403        .0000       08/18/00        285,000.00
    0418123                            .0000       10/01/00            00
    0418123                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795062                           9.0000        270,000.00        100
    ADAMS               ADRIENNE      9.0000        269,852.52         ZZ
    1495 1495B & 1497 SAN ELIJO A     8.7500          2,172.48         3
                                       .0000          2,172.48         45
    CARDIFF         CA    92007        .0000       08/10/00        600,000.00
    0418134                            .0000       10/01/00            00
    0418134                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3795063                           9.0000        542,750.00        100
    WARDELL             RICHARD       9.0000        542,453.54         ZZ
    30600 N PIMA RD                   8.7500          4,367.09         1
    31                                 .0000          4,367.09         75
    SCOTTSDALE      AZ    85262        .0000       08/10/00        725,000.00
    0418153                            .0000       10/01/00            00
    0418153                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3795064                           8.7500        110,000.00        100
    REXHEPI             FIJAT         8.7500        109,936.71         ZZ
    4834 N NORMANDY AVE               8.5000            865.37         1
                                       .0000            865.37         54
    CHICAGO         IL    60656        .0000       08/30/00        205,000.00
    0418246                            .0000       10/01/00            00
    0418246                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795065                           8.6250        223,000.00        100
    CHRONIS             ANTHONY       8.6250        222,868.34         ZZ
    5733 N RICHMOND ST                8.3750          1,734.47         1
                                       .0000          1,734.47         80
    CHICAGO         IL    60659        .0000       08/22/00        279,000.00
    0418247                            .0000       10/01/00            00
    0418247                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795066                           9.2500        167,200.00        100
    ZELLNER             DENNIS        9.2500        167,113.31         ZZ
    2637 S VILLAGE DR                 9.0000          1,375.52         4
                                       .0000          1,375.52         80
    COTTONWOOD      AZ    86326        .0000       08/08/00        209,000.00
    0418263                            .0000       10/01/00            00
    0418263                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795068                           9.2500         48,750.00        100
    DINARDO             ROBERT        9.2500         48,724.72         ZZ
    7067 MEADOWS AVE                  9.0000            401.06         1
                                       .0000            401.06         75
    WARREN          MI    48091        .0000       08/21/00         65,000.00
    0418294                            .0000       10/01/00            00
    0418294                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795069                           8.7500         94,400.00        100
    DURAZO              MARIO         8.7500         94,345.68         ZZ
    2760 NORTH EDITH BLVD             8.5000            742.65         2
                                       .0000            742.65         80
    TUCSON          AZ    85716        .0000       08/23/00        118,000.00
    0418299                            .0000       10/01/00            00
    0418299                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795071                           8.3750        110,000.00        100
    MILNER              NED           8.3750        109,931.63         ZZ
    1011 PIERCE #6                    8.1250            836.08         1
                                       .0000            836.08         67
    LAKEWOOD        CO    80214        .0000       08/21/00        165,000.00
    0418362                            .0000       10/01/00            00
    0418362                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3795072                           9.2500         52,500.00        100
    DINARDO             ROBERT        9.2500         52,472.79         ZZ
    8433 ORCHARD AVE                  9.0000            431.90         1
                                       .0000            431.90         75
    WARREN          MI    48089        .0000       08/21/00         70,000.00
    0418370                            .0000       10/01/00            00
    0418370                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795073                           8.6250        197,600.00        100
    BERRYESS            DONALD        8.6250        197,483.34         ZZ
    149 HEATHER CT                    8.3750          1,536.91         1
                                       .0000          1,536.91         80
    MEDFORD         OR    97504        .0000       08/21/00        247,000.00
    0418375                            .0000       10/01/00            00
    0418375                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795074                           9.2500         56,400.00        100
    OU                  QIANG         9.2500         56,370.76         ZZ
    205 RAVENS CREST DRIVE            9.0000            463.99         1
                                       .0000            463.99         68
    PLAINSBORO      NJ    08536        .0000       08/11/00         83,000.00
    0418413                            .0000       10/01/00            00
    0418413                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3795075                           9.2500         60,000.00        100
    OU                  QIANG         9.2500         59,968.89         ZZ
    1411 RAVENS CREST DRIVE           9.0000            493.61         1
                                       .0000            493.61         73
    PLAINSBORO      NJ    08536        .0000       08/11/00         83,000.00
    0418427                            .0000       10/01/00            00
    0418427                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3795076                           9.0000        150,000.00        100
    FERGUSON            NEELAWATE     9.0000        149,918.07         ZZ
    666 WILLOW ROAD                   8.7500          1,206.93         1
                                       .0000          1,206.93         60
    FRANKLIN SQUAR  NY    11010        .0000       08/30/00        250,000.00
1


    0418550                            .0000       10/01/00            00
    0418550                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795077                           8.5000        340,000.00        100
    KLEEMANN            W             8.5000        339,794.02         ZZ
    658 ELEVAR CT                     8.2500          2,614.31         1
                                       .0000          2,614.31         80
    SIMI VALLEY     CA    93065        .0000       08/18/00        430,000.00
    0418552                            .0000       10/01/00            00
    0418552                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3795078                           8.8750        152,100.00        100
    STARLEY             TED           8.8750        152,014.73         ZZ
    580 WEST 760 NORTH                8.6250          1,210.18         1
                                       .0000          1,210.18         90
    OREM            UT    84057        .0000       08/11/00        169,000.00
    0418604                            .0000       10/01/00            12
    0418604                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    3795079                           8.2500        340,560.00        100
    COLEMAN             TOM           8.2500        340,342.84         ZZ
1


    19421 NE 256TH CIR                8.0000          2,558.51         1
                                       .0000          2,558.51         90
    BATTLE GROUND   WA    98604        .0000       08/25/00        378,400.00
    0418615                            .0000       10/01/00            12
    0418615                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795080                           9.2500         58,900.00        100
    GRAVES              MARK          9.2500         58,869.46         ZZ
    1865 S PALO VERDE BLVD            9.0000            484.56         1
                                       .0000            484.56         75
    LAKE HAVASU CI  AZ    86403        .0000       08/21/00         78,900.00
    0418629                            .0000       10/01/00            00
    0418629                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795083                           8.5000        303,920.00        100
    MULBY               BYRON         8.5000        303,735.89         ZZ
    9356 IVAN PLACE                   8.2500          2,336.88         1
                                       .0000          2,336.88         80
    MENTOR          OH    44060        .0000       08/31/00        379,900.00
    0418698                            .0000       10/01/00            00
    0418698                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3795085                           9.5000        320,250.00        100
    RAWN-JIROV          REBECCA       9.5000        320,092.47         ZZ
    14850 E GRANDVIEW DR #212         9.2500          2,692.84         1
                                       .0000          2,692.84         75
    FOUNTAIN HILLS  AZ    85268        .0000       08/11/00        427,000.00
    0418782                            .0000       10/01/00            00
    0418782                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3795086                           8.8750        290,000.00        100
    AVALLONE            ERNESTO       8.8750        289,837.42         ZZ
    17-17  FRANCIS LEWIS BOULEVAR     8.6250          2,307.37         2
                                       .0000          2,307.37         80
    WHITESTONE      NY    11357        .0000       08/25/00        363,000.00
    0418902                            .0000       10/01/00            00
    0418902                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795088                           8.5000        164,000.00        100
    SIMONIAN            GAGIG         8.5000        163,900.65         ZZ
    8438 GLENCREST DR                 8.2500          1,261.02         1
                                       .0000          1,261.02         80
    SUN VALLEY      CA    91352        .0000       08/22/00        205,000.00
    0418933                            .0000       10/01/00            00
    0418933                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795090                           9.1250        110,700.00        100
    MARHENKE            ROBERT        9.1250        110,641.08         ZZ
    7009 E INGLEWOOD ST               8.8750            900.70         1
                                       .0000            900.70         90
    MESA            AZ    85207        .0000       08/15/00        123,000.00
    0418975                            .0000       10/01/00            12
    0418975                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795091                           9.2500         48,100.00        100
    VELATINI            CARLO         9.2500         48,075.06         ZZ
    3315 EUROPA DRIVE #114            9.0000            395.71         1
                                       .0000            395.71         65
    NAPLES          FL    34105        .0000       08/28/00         74,000.00
    0419185                            .0000       10/01/00            00
    0419185                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3795092                           8.5000         58,700.00        100
    VARNADO             ROBERT        8.5000         58,664.44         ZZ
    9956 S PARNELL AVE                8.2500            451.35         1
                                       .0000            451.35         76
    CHICAGO         IL    60628        .0000       08/29/00         78,000.00
    0419222                            .0000       10/01/00            00
    0419222                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795093                           9.0000         48,600.00        100
    ROBINSON            SHANE         9.0000         48,573.45         ZZ
    600 SOUTH DOBSON RD #32           8.7500            391.05         1
                                       .0000            391.05         90
    MESA            AZ    85202        .0000       08/22/00         54,000.00
    0419227                            .0000       10/01/00            12
    0419227                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    3795094                           9.2500        202,500.00        100
    GARCIA              GARY          9.2500        202,395.02         ZZ
    10423-1042 W 12TH  AVE            9.0000          1,665.92         2
                                       .0000          1,665.92         90
    LAKEWOOD        CO    80215        .0000       08/21/00        225,000.00
    0419246                            .0000       10/01/00            01
    0419246                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795095                           8.2500        132,950.00        100
    MADAY               JUSTINE       8.2500        132,865.22         ZZ
    153 SHELBYS COVE CT               8.0000            998.81         1
                                       .0000            998.81         90
    PONTE VEDRA BE  FL    32082        .0000       08/25/00        147,750.00
    0419272                            .0000       10/01/00            12
    0419272                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3795096                           9.1250         48,150.00        100
    MURPHY              TIMOTHY       9.1250         48,124.38         ZZ
    16225 N 30TH ST                   8.8750            391.76         1
                                       .0000            391.76         90
    PHOENIX         AZ    85032        .0000       08/15/00         53,500.00
    0419301                            .0000       10/01/00            12
    0419301                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3795097                           8.6250        318,500.00        100
    WACKER              LARRY         8.6250        318,311.96         ZZ
    5101 HASTINGS CT                  8.3750          2,477.26         1
                                       .0000          2,477.26         70
    LAKE OSWEGO     OR    97035        .0000       08/16/00        455,000.00
    0419322                            .0000       10/01/00            00
    0419322                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3795098                           8.8750        224,700.00        100
    RASHO               OLGA          8.8750        224,574.03         ZZ
    7351 WEST BRONCO TRAIL            8.6250          1,787.81         1
                                       .0000          1,787.81         80
    PEORIA          AZ    85382        .0000       08/16/00        280,991.00
1


    0419339                            .0000       10/01/00            00
    0419339                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3795099                           9.3750         27,000.00        100
    LAMANNA             BRENDA        9.3750         26,986.37         ZZ
    2701 RIVERSIDE DR #1              9.1250            224.57         1
                                       .0000            224.57         90
    CORAL SPRIN     FL    33065        .0000       08/25/00         30,000.00
    0419396                            .0000       10/01/00            12
    0419396                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3795100                           8.8750        220,000.00        100
    LAFLAIR             KENNETH       8.8750        219,876.66         ZZ
    12162 ROYAL BIRKDALE ROW #B       8.6250          1,750.42         1
                                       .0000          1,750.42         66
    SAN DIEGO       CA    92128        .0000       08/22/00        335,000.00
    0419398                            .0000       10/01/00            00
    0419398                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3795101                           9.0000         71,000.00        100
    JONES               MYRA          9.0000         70,961.22         ZZ
1


    895 GEORGIAN HILLS DRIVE          8.7500            571.28         1
                                       .0000            571.28         42
    LAWRENCEVILLE   GA    30045        .0000       08/23/00        171,000.00
    0419403                            .0000       10/01/00            00
    0419403                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3795102                           8.7500        223,250.00        100
    SAAKYAN             SVETLANA      8.7500        223,121.55         ZZ
    11602 FIDEL AVE                   8.5000          1,756.31         1
                                       .0000          1,756.31         95
    WHITTER         CA    90605        .0000       08/18/00        235,000.00
    0419430                            .0000       10/01/00            12
    0419430                            .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795103                           9.0000        386,400.00        100
    ZHANG               MIN           9.0000        386,188.94         ZZ
    4588 PHEASANT CT                  8.7500          3,109.06         1
                                       .0000          3,109.06         70
    DUBLIN          CA    94568        .0000       08/25/00        552,000.00
    0419512                            .0000       10/01/00            00
    0419512                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3795105                           8.6250         66,600.00        100
    REDDY               PRAVEEN       8.6250         66,560.68         ZZ
    10 BACON ST #2B                   8.3750            518.01         1
                                       .0000            518.01         90
    WALTHAM         MA    02451        .0000       08/31/00         74,000.00
    0419590                            .0000       10/01/00            11
    0419590                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3795106                           9.2500         81,000.00        100
    WHITAKER            SHELDON       9.2500         80,958.00         ZZ
    3396 S MEADOWLARK DR              9.0000            666.37         1
                                       .0000            666.37         90
    SALT LAKE CITY  UT    84119        .0000       08/21/00         90,000.00
    0419682                            .0000       10/01/00            12
    0419682                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795107                           8.5000        167,500.00        100
    HEBERT              DOUG          8.5000        167,398.53         ZZ
    11500 EAST COCHISE DR #2034       8.2500          1,287.93         1
                                       .0000          1,287.93         90
    SCOTTSDALE      AZ    85259        .0000       08/22/00        186,170.00
    0419716                            .0000       10/01/00            12
    0419716                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3795108                           9.0000         46,800.00        100
    CORRALES            MARIA         9.0000         46,774.44         ZZ
    6193 ROCK ISLAND RD #315          8.7500            376.56         1
                                       .0000            376.56         90
    TAMARAC         FL    33319        .0000       08/28/00         52,000.00
    0419792                            .0000       10/01/00            12
    0419792                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3795109                           9.2500        136,800.00        100
    SHOBERG             PAUL          9.2500        136,729.08         ZZ
    4817 STATE RD 150                 9.0000          1,125.42         1
                                       .0000          1,125.42         80
    NEENAH          WI    54956        .0000       08/30/00        171,000.00
    0419821                            .0000       10/01/00            00
    0419821                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795110                           9.2500         51,300.00        100
    JOHNSON             ABRAHAM       9.2500         51,209.91         ZZ
    2456 EAST ROESER RD               9.0000            422.03         3
                                       .0000            422.03         90
    PHOENIX         AZ    85040        .0000       08/22/00         57,000.00
    0419877                            .0000       10/01/00            12
    0419877                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795112                           8.8750        108,450.00        100
    FIELD               WENDY         8.8750        108,389.20         ZZ
    840 THOMPSON PARK RD              8.6250            862.88         1
                                       .0000            862.88         90
    FAIRPLAY        CO    80440        .0000       08/28/00        120,500.00
    0419970                            .0000       10/01/00            01
    0419970                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795113                           8.8750        135,000.00        100
    CARON               LEWIS         8.8750        134,924.32         ZZ
    903 EAST 4TH PLACE                8.6250          1,074.12         3
                                       .0000          1,074.12         90
    MESA            AZ    85203        .0000       08/15/00        150,000.00
    0420043                            .0000       10/01/00            10
    0420043                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795114                           9.2500        276,250.00        100
    DUBOIS              WILLIAM       9.2500        276,106.79         ZZ
    19307 BLUE LAKE LOOP              9.0000          2,272.64         1
                                       .0000          2,272.64         74
    BEND            OR    97702        .0000       08/22/00        375,000.00
    0420114                            .0000       10/01/00            00
    0420114                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3795115                           8.6250         95,000.00        100
    ALLEE               GREGORY       8.6250         94,943.91         ZZ
    718 NOBILITY DR                   8.3750            738.90         1
                                       .0000            738.90         69
    MEDFORD         OR    97501        .0000       08/21/00        139,000.00
    0420123                            .0000       10/01/00            00
    0420123                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795116                           9.2500         47,700.00        100
    CORNELIUS           KENNETH       9.2500         47,675.27         ZZ
    8047 E 48TH STREET                9.0000            392.42         1
                                       .0000            392.42         90
    INDIANAPOLIS    IN    46226        .0000       08/25/00         53,000.00
    0420160                            .0000       10/01/00            01
    0420160                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795118                           8.8750         55,000.00        100
    JONES               MICHAEL       8.8750         54,969.17         ZZ
    9907 RAVEN FIELD DRIVE            8.6250            437.60         1
                                       .0000            437.60         81
    SAN ANTONIO     TX    78245        .0000       08/28/00         68,000.00
1


    0420192                            .0000       10/01/00            11
    0420192                            .0000       09/01/30           12
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795119                           9.1250         32,400.00        100
    HUDSON              MICHAEL       9.1250         32,382.76         ZZ
    1005 IRA STREET SW                8.8750            263.62         1
                                       .0000            263.62         90
    ATLANTA         GA    30310        .0000       08/30/00         36,000.00
    0420204                            .0000       10/01/00            12
    0420204                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795120                           8.7500        135,000.00        100
    HEAD                MURPHY        8.7500        134,922.33         ZZ
    1301 SPENCER AVE                  8.5000          1,062.05         1
                                       .0000          1,062.05         90
    EAST POINT      GA    30344        .0000       08/30/00        150,000.00
    0420207                            .0000       10/01/00            12
    0420207                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795121                           9.0000         54,900.00        100
    ROBINSON            SHANE         9.0000         54,870.01         ZZ
1


    600 SOUTH DOBSON #197             8.7500            441.74         1
                                       .0000            441.74         90
    MESA            AZ    85202        .0000       08/25/00         61,000.00
    0420277                            .0000       10/01/00            12
    0420277                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    3795122                           9.2500         72,000.00        100
    WILSON              CHARLES       9.2500         71,962.67         ZZ
    2913 DELRAY DRIVE NW              9.0000            592.33         1
                                       .0000            592.33         90
    ATLANTA         GA    30318        .0000       08/29/00         80,000.00
    0420360                            .0000       10/01/00            12
    0420360                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3795123                           8.6250        114,900.00        100
    FAIRBANK            GERALD        8.6250        114,832.16         ZZ
    1415 SHORTRIDGE ST SE             8.3750            893.68         1
                                       .0000            893.68         89
    ALBANY          OR    97321        .0000       08/24/00        129,900.00
    0420401                            .0000       10/01/00            12
    0420401                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3795124                           9.1250         57,600.00        100
    TICKNER             JEROLD        9.1250         57,569.35         ZZ
    20420 N 6TH DR #6                 8.8750            468.65         1
                                       .0000            468.65         89
    PHOENIX         AZ    85027        .0000       08/24/00         65,000.00
    0420436                            .0000       10/01/00            12
    0420436                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3795125                           8.5000        386,800.00        100
    HUSMANN             SHANDY        8.5000        386,565.67         ZZ
    2516 MYERS PARK COURT             8.2500          2,974.16         1
                                       .0000          2,974.16         95
    BRENTWOOD       TN    37027        .0000       08/29/00        407,190.00
    0420607                            .0000       10/01/00            12
    0420607                            .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    526/526                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3795248                           8.5000        175,000.00        100
    BURKE               ANTHONY       8.5000        175,000.00         ZZ
    3449 BROOKDALE BOULEVARD          8.2500          1,345.60         1
                                       .0000          1,345.60         62
    CASTRO VALLEY   CA    94546        .0000       09/19/00        285,000.00
    0432305241                         .0000       11/01/00            00
    0000466664                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    420/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795487                           8.6250        191,200.00        100
    CROWEL              LARRY         8.6250        191,200.00         ZZ
    1426 CALHOUN ROAD                 8.3750          1,487.13         1
                                       .0000          1,487.13         80
    DAHLONEGA       GA    30533        .0000       09/21/00        239,000.00
    0432297711                         .0000       11/01/00            00
    12252                              .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    A52/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3795775                           8.8750        220,000.00        100
    BENTON              CLINTON       8.8750        220,000.00         ZZ
    613 ALMA WAY                      8.6250          1,750.42         1
                                       .0000          1,750.42         66
    ZEPHYR COVE     NV    89448        .0000       09/20/00        336,000.00
    0432305209                         .0000       11/01/00            00
    H00607021                          .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    893/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3796233                           8.6250        490,250.00        100
    YOCKIM              DENNIS        8.6250        490,250.00         ZZ
    8765 GREENSBOROUGH PLACE          8.3750          3,813.11         1
                                       .0000          3,813.11         80
    LITTLETON       CO    80126        .0000       09/15/00        612,849.00
    0411951056                         .0000       11/01/00            00
    0411951056                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3796234                           8.5000        135,200.00        100
    PAKE                THORNTON      8.5000        135,200.00         ZZ
    13112 SOUTH STORMY LANE           8.2500          1,039.57         1
                                       .0000          1,039.57         80
    MEDICAL LAKE    WA    99022        .0000       09/12/00        169,000.00
    0412047979                         .0000       11/01/00            00
    0412047979                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3796240                           9.2500         99,200.00        100
    MOTSCHMAN           MICHAEL       9.2500         99,200.00         ZZ
    1296 E. WASHINGTON, UNIT # 2      9.0000            816.09         1
                                       .0000            816.09         80
    DES PLAINES     IL    60016        .0000       09/11/00        124,000.00
    0412089062                         .0000       11/01/00            00
    0412089062                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3796242                           8.7500        130,000.00        100
    POTTER              JOHN M        8.7500        130,000.00         T
    1303 BURGUNDY STREET              8.5000          1,022.71         1
                                       .0000          1,022.71         77
    NEW ORLEANS     LA    70116        .0000       09/15/00        170,000.00
    0412097503                         .0000       11/01/00            00
    0412097503                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3796244                          10.0000         51,200.00        100
    ARONDOSKI           MICHAEL      10.0000         51,200.00         ZZ
    8412 PROSPECT AVENUE              9.7500            449.32         1
                                       .0000            449.32         80
    WARREN          MI    48089        .0000       09/15/00         64,000.00
    0412104655                         .0000       11/01/00            00
    0412104655                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3796245                          10.0000         50,400.00        100
    ARONDOSKI           MICHAEL      10.0000         50,400.00         ZZ
    11091 HUDSON                      9.7500            442.30         1
                                       .0000            442.30         80
    WARREN          MI    48089        .0000       09/15/00         63,000.00
    0412105520                         .0000       11/01/00            00
    0412105520                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3796248                           8.8750        160,000.00        100
    MINGO               CHRIS         8.8750        160,000.00         ZZ
    2131 NORTH DEVON AVENUE           8.6250          1,273.03         1
                                       .0000          1,273.03         80
    EAST WENATCHEE  WA    98802        .0000       09/08/00        200,000.00
1


    0412109332                         .0000       11/01/00            00
    0412109332                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3796250                           9.2500        127,600.00        100
    MEADORS             JARED         9.2500        127,600.00         ZZ
    811 RIDGE AVENUE                  9.0000          1,049.73         1
                                       .0000          1,049.73         80
    HOUSTON         TX    77009        .0000       09/13/00        159,534.00
    0412110744                         .0000       11/01/00            00
    0412110744                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3796251                           8.8750         50,000.00        100
    JONES               RONALD        8.8750         50,000.00         ZZ
    1020 WEST MARSH STREET            8.6250            445.85         1
                                       .0000            445.85         90
    MUNCIE          IN    47304        .0000       09/15/00         55,600.00
    0412111916                         .0000       11/01/00            01
    0412111916                         .0000       10/01/20           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      240                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3796254                           9.3750         70,850.00        100
    HOFFMAN             HAL           9.3750         70,850.00         T
1


    6300 PADRE BOULEVARD              9.1250            589.29         1
                                       .0000            589.29         75
    SOUTH PADRE IS  TX    78597        .0000       09/13/00         94,500.00
    0412113771                         .0000       11/01/00            00
    0412113771                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           21             0           00/00/00
                                        O             .0000


    3796255                           9.5000        116,900.00        100
    FABER               KURT          9.5000        116,900.00         ZZ
    3132 GRAND AVE S                  9.2500            982.96         2
                                       .0000            982.96         90
    MINNEAPOLIS     MN    55408        .0000       09/15/00        129,900.00
    0412114399                         .0000       11/01/00            01
    0412114399                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3796256                           9.5000         58,500.00        100
    MADISON             KEVIN         9.5000         58,500.00         ZZ
    325  W  104TH STREET              9.2500            491.90         1
                                       .0000            491.90         90
    CHICAGO         IL    60628        .0000       09/15/00         65,000.00
    0412114795                         .0000       11/01/00            01
    0412114795                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3796257                           9.3750         68,300.00        100
    LEGERE              MARIA         9.3750         68,300.00         ZZ
    402 BANKERS STREET                9.1250            568.08         1
                                       .0000            568.08         70
    PORT ISABEL     TX    78578        .0000       09/08/00         98,000.00
    0412115693                         .0000       11/01/00            00
    0412115693                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3796262                           8.8750        508,000.00        100
    BERGER              CHRISTY       8.8750        508,000.00         ZZ
    1304 OLD PECOS TRAIL              8.6250          4,041.88         1
                                       .0000          4,041.88         75
    SANTA FE        NM    87505        .0000       09/11/00        677,500.00
    0412119745                         .0000       11/01/00            00
    0412119745                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3796266                           8.8750        208,000.00        100
    MAGUIRE             KATHY         8.8750        208,000.00         ZZ
    13260 COTTONTAIL LANE             8.6250          1,654.94         1
                                       .0000          1,654.94         80
    PEYTON          CO    80831        .0000       09/11/00        260,000.00
    0412125825                         .0000       11/01/00            00
    0412125825                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3796269                           9.1250        103,900.00        100
    SPENCER             MARY          9.1250        103,900.00         T
    3217 CHABOT RD.                   8.8750            845.36         1
                                       .0000            845.36         80
    BENTON HARBOR   MI    49022        .0000       09/15/00        129,900.00
    0412127342                         .0000       11/01/00            00
    0412127342                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3796274                           9.5000         97,600.00        100
    HAZELBAKER          KATHRYN       9.5000         97,600.00         ZZ
    1724 DEL CIELO DRIVE NW           9.2500            820.67         1
                                       .0000            820.67         80
    ALBUQUERQUE     NM    87105        .0000       09/13/00        122,000.00
    0412134496                         .0000       11/01/00            00
    0412134496                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    3796275                           9.6250         90,400.00        100
    PARNELL             CHRISTINE     9.6250         90,400.00         ZZ
    1387 GRANADA TRAIL                9.3750            768.39         1
                                       .0000            768.39         80
    OAKDALE         MN    55128        .0000       09/15/00        113,000.00
    0412134827                         .0000       11/01/00            00
    0412134827                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3796276                           9.8750         62,400.00        100
    KEITH               OTIS          9.8750         62,400.00         ZZ
    19136 ANNOTT ST.                  9.6250            541.85         1
                                       .0000            541.85         80
    DETROIT         MI    48205        .0000       09/15/00         78,000.00
    0412135048                         .0000       11/01/00            00
    0412135048                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3796279                           8.7500        126,400.00        100
    MORGAN              TERRY         8.7500        126,400.00         ZZ
    520 SOUTH 13TH STREET             8.5000            994.39         1
                                       .0000            994.39         80
    LARAMIE         WY    82070        .0000       09/13/00        158,000.00
    0412138067                         .0000       11/01/00            00
    0412138067                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3796280                           8.8750         95,900.00        100
    RICCI               ROBERT        8.8750         95,900.00         ZZ
    1523 MARYLAND AVENUE              8.6250            763.02         1
                                       .0000            763.02         80
    WEST SACRAMENT  CA    95691        .0000       09/11/00        119,900.00
    0412139636                         .0000       11/01/00            00
    0412139636                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3796283                           9.0000        315,000.00        100
    HYDE                RANDY         9.0000        315,000.00         ZZ
    2115 9TH AVENUE                   8.7500          2,534.56         3
                                       .0000          2,534.56         90
    GREELEY         CO    80631        .0000       09/15/00        350,000.00
    0412141004                         .0000       11/01/00            01
    0412141004                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3796285                           9.0000        315,000.00        100
    HYDE                RANDY         9.0000        315,000.00         ZZ
    2117 9TH AVENUE                   8.7500          2,534.56         3
                                       .0000          2,534.56         90
    GREELEY         CO    80631        .0000       09/15/00        350,000.00
    0412142614                         .0000       11/01/00            01
    0412142614                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3796286                           8.8750        318,750.00        100
    ROUSH               RICHARD       8.8750        318,750.00         ZZ
    102 BEAVER DAM ROAD               8.6250          2,536.12         1
                                       .0000          2,536.12         85
    FAIRHOPE        AL    36532        .0000       09/15/00        375,000.00
1


    0412142960                         .0000       11/01/00            04
    0412142960                         .0000       10/01/30           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3796287                           9.1250        300,000.00        100
    BROWN               HELEN         9.1250        300,000.00         ZZ
    14018 GREENWOOD AVENUE NORTH      8.8750          2,440.90         3
                                       .0000          2,440.90         89
    SEATTLE         WA    98133        .0000       09/14/00        338,000.00
    0412144727                         .0000       11/01/00            11
    0412144727                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3796861                           9.5000        121,600.00        100
    REJVANI             HESSAM        9.5000        121,540.19         ZZ
    5130 S GRANT ST                   9.2500          1,022.48         1
                                       .0000          1,022.48         80
    LITTLETON       CO    80121        .0000       08/31/00        152,000.00
    956682                             .0000       10/01/00            00
    956682                             .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    253/253                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3796866                           9.2500         66,300.00        100
    PREISLER            JULIAN        9.2500         66,300.00         ZZ
1


    6300 STEVENSON AVE                9.0000            545.44         1
    #324                               .0000            545.44         80
    ALEXANDRIA      VA    22304        .0000       09/07/00         82,900.00
    0432276459                         .0000       11/01/00            00
    0004698270                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    575/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000


    3797253                           9.1250        123,800.00        100
    LANGFORD JR         BILLY         9.1250        123,501.12         ZZ
    105 CHURCHILL PLACE               8.8750          1,007.28         1
                                       .0000          1,007.28         90
    WARNER ROBINS   GA    31088        .0000       07/28/00        138,000.00
    223509                             .0000       09/01/00            11
    223509                             .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    A50/A50                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3797487                           9.0000        100,000.00        100
    GALLAGHER           MICHAEL       9.0000        100,000.00         T
    5424 SALTAMONTE                   8.7500            804.62         1
                                       .0000            804.62         66
    NEW PORT RITCH  FL    34652        .0000       09/07/00        153,000.00
    0369643216                         .0000       11/01/00            00
    0369643216                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    3797536                           9.2500         70,000.00        100
    GONZAGA             CANDIDO       9.2500         70,000.00         ZZ
    75 RADCLIFF ROAD                  9.0000            575.87         1
                                       .0000            575.87         32
    ISLAND PARK     NY    11558        .0000       09/05/00        225,000.00
    0189629916                         .0000       11/01/00            00
    0189629916                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3798331                           8.3750        112,600.00        100
    ELGAS               GERALDINE     8.3750        112,600.00         ZZ
    2166 EAST MINTON DRIVE            8.1250            855.84         1
                                       .0000            855.84         94
    TEMPE           AZ    85282        .0000       09/13/00        120,000.00
    0400298464                         .0000       11/01/00            04
    0400298469                         .0000       10/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3798689                           8.8750         53,200.00        100
    ALLEN               ROBERT        8.8750         53,140.12         ZZ
    160 CONSTITUTION AVENUE           8.6250            423.29         4
                                       .0000            423.29         70
    EVANSTON        WY    82930        .0000       07/31/00         76,001.00
    0432291730                         .0000       09/01/00            00
    0007689359                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    593/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3798821                           9.3750        180,000.00        100
    WILLIAMS            ELBERT        9.3750        180,000.00         ZZ
    11806 SOUTH BUDLONG AVENUE        9.1250          1,497.15         4
                                       .0000          1,497.15         80
    LOS ANGELES     CA    90044        .0000       09/21/00        225,000.00
    0432297497                         .0000       11/01/00            00
    00070189                           .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    T49/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3798965                           8.8750         82,500.00        100
    LANA                CARL          8.8750         82,500.00         T
    44 COCOANUT ROW                   8.6250            656.41         1
    UNIT B-223                         .0000            656.41         50
    PALM BEACH      FL    33480        .0000       09/06/00        165,000.00
    0432301612                         .0000       11/01/00            00
    0000075365                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E86/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           08             0           00/00/00
                                        O             .0000


    3799142                           8.7500         54,600.00        100
    MOSS                TERRANCE      8.7500         54,533.99         ZZ
    532 DRUM ROAD                     8.5000            429.54         1
                                       .0000            429.54         70
    REIDSVILLE      NC    27320        .0000       07/19/00         78,000.00
    04143323                           .0000       09/01/00            00
    04143323                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    G75/G75                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3799143                           9.3750        135,000.00        100
    GONS                GORDON        9.3750        134,863.10         ZZ
    201 FRENCH STREET                 9.1250          1,122.87         2
                                       .0000          1,122.87         90
    NEW BRUNSWICK   NJ    08901        .0000       07/07/00        150,000.00
    04060909                           .0000       09/01/00            14
    04060909                           .0000       08/01/30           25
    0                                  .0000       00/00/00        00/00/00
    G75/G75                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3799144                           8.8750        214,950.00        100
    MATHIS              GERALD        8.8750        214,708.09         ZZ
    1613 WHISTLING DUCK DR.           8.6250          1,710.24         1
                                       .0000          1,710.24         70
    UPPER MARLBORO  MD    20772        .0000       07/28/00        308,680.00
    04006359                           .0000       09/01/00            00
    04006359                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    G75/G75                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3799145                           8.5000         81,900.00        100
    CORRIGAN            FREDERICK     8.5000         81,850.37         ZZ
    9 DUFFY ROAD                      8.2500            629.75         1
                                       .0000            629.75         90
    WEST YARMOUTH   MA    02673        .0000       09/05/00         91,000.00
    04168983                           .0000       10/01/00            14
    04168983                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    G75/G75                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3799146                           9.5000         70,200.00        100
    IBOLD               RICHARD       9.5000         70,130.67         ZZ
    5859 WILLOW OAK LANE              9.2500            590.28         1
                                       .0000            590.28         65
    CINCINNATI      OH    45239        .0000       07/10/00        108,000.00
    04135693                           .0000       09/01/00            00
    04135693                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    G75/G75                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3799147                           9.6250         67,500.00        100
    PETITT              MARC          9.6250         67,416.63         ZZ
    2401 41ST STREET                  9.3750            573.75         3
                                       .0000            573.75         90
    PENNSAUKEN      NJ    08110        .0000       07/14/00         75,500.00
    04141379                           .0000       09/01/00            10
    04141379                           .0000       08/01/30           30
    0                                  .0000       00/00/00        00/00/00
    G75/G75                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3799148                           9.0000        101,600.00        100
    NATICCHIONI         LOUIS         9.0000        101,544.50         ZZ
    603 LOWER N. 2ND STREET           8.7500            817.50         1
                                       .0000            817.50         80
    RIPLEY          OH    45167        .0000       08/31/00        127,000.00
1


    04130819                           .0000       10/01/00            00
    04130819                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    G75/G75                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3799149                           9.2500        300,000.00        100
    KLEIN               KEITH         9.2500        299,844.47         ZZ
    18 WHITE ASH DRIVE                9.0000          2,468.03         1
                                       .0000          2,468.03         76
    ASHEVILLE       NC    28803        .0000       08/04/00        395,934.00
    04148107                           .0000       10/01/00            00
    04148107                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    G75/G75                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3799150                           8.6250         76,200.00        100
    FELDER              ANTHONY       8.6250         76,155.01         ZZ
    11719 - 11725 SYRACUSE            8.3750            592.68         3
                                       .0000            592.68         90
    TAYLOR          MI    48180        .0000       08/30/00         84,706.00
    04169050                           .0000       10/01/00            10
    04169050                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    G75/G75                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3799151                           9.2500        137,500.00        100
    HERRING             TERESA        9.2500        137,428.72         ZZ
1


    2108 MARINA BAY COVE              9.0000          1,131.18         1
                                       .0000          1,131.18         80
    VIRGINIA BEACH  VA    23451        .0000       08/21/00        171,900.00
    04056431                           .0000       10/01/00            00
    04056431                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    G75/G75                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3799152                           8.5000         80,500.00        100
    TAYLOR              MICHAEL       8.5000         80,451.23         ZZ
    294 FAIRVIEW ST                   8.2500            618.98         1
                                       .0000            618.98         70
    CARLISLE        PA    17013        .0000       08/28/00        115,000.00
    04162765                           .0000       10/01/00            00
    04162765                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    G75/G75                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3799153                           8.8750        161,500.00        100
    KAWEI               CLETUS        8.8750        161,500.00         ZZ
    17 ENTERPRISE STREET              8.6250          1,284.97         3
                                       .0000          1,284.97         95
    BROCKTON        MA    02301        .0000       09/07/00        170,000.00
    04179936                           .0000       11/01/00            10
    04179936                           .0000       10/01/30           30
    0                                  .0000       00/00/00        00/00/00
    G75/G75                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3799198                           8.6250        100,000.00        100
    CURRAT              MARY          8.6250         99,372.38         ZZ
    6685 S WILLIAMS CR W              8.3750            777.79         1
                                       .0000            777.79         46
    LITTLETON       CO    80121        .0000       06/20/00        221,000.00
    0432297836                         .0000       08/01/00            00
    60214111                           .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3799364                           9.6250        140,700.00        100
    LENTNER             RICHARD       9.6250        140,496.15         ZZ
    7124 EXCELSIOR WAY                9.3750          1,195.94         1
                                       .0000          1,195.94         80
    ST LOUIS PARK   MN    54321        .0000       07/05/00        175,900.00
    0432297943                         .0000       08/01/00            00
    60215829                           .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    3799369                           9.8750         99,200.00        100
    RIECK               REVA          9.8750         99,109.49         ZZ
    1123 N 17TH AVE                   9.6250            861.40         1
                                       .0000            861.40         79
    BLAIR           NE    68008        .0000       08/01/00        126,000.00
    0041868                            .0000       09/01/00            00
    0041868                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    076/076                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3799371                           9.2500         94,900.00        100
    CORLEY              LYNDA         9.2500         94,850.80         ZZ
    26540  STATE ROUTE 58             9.0000            780.72         1
                                       .0000            780.72         66
    HUNTINGTON TWP  OH    44090        .0000       08/04/00        144,900.00
    0121735                            .0000       10/01/00            00
    0121735                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    076/076                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3799372                           8.7500         63,400.00        100
    HOMAN               PATRICIA      8.7500         63,363.52         ZZ
    5618  ANN ARBR SLN RD             8.5000            498.77         1
                                       .0000            498.77         31
    SALINE          MI    48176        .0000       08/10/00        210,000.00
    0127493                            .0000       10/01/00            00
    0127493                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    076/076                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3799373                           9.2500         61,700.00        100
    DIGNEY              TARO          9.2500         61,618.38         ZZ
    3752  GREENWAY PL                 9.0000            507.59         2
                                       .0000            507.59         72
    SHREVEPORT      LA    71105        .0000       07/28/00         86,700.00
    0153489                            .0000       09/01/00            00
    0153489                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    076/076                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3799376                           8.7500        136,660.00        100
    MORRISON            WILLIAM       8.7500        136,502.18         ZZ
    4  LAKE RIDGE RD                  8.5000          1,075.10         1
                                       .0000          1,075.10         80
    HOMEWOOD        AL    35216        .0000       07/27/00        170,825.00
    0209886                            .0000       09/01/00            00
    0209886                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    076/076                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3799378                           8.8750        100,000.00        100
    SCHNEIDER           MERLE         8.8750         99,943.94         T
    4565 N QUARTZ HILL PL             8.6250            795.64         1
                                       .0000            795.64         21
    TUCSON          AZ    85750        .0000       08/09/00        499,000.00
    0212238                            .0000       10/01/00            00
    0212238                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    076/076                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3799380                           9.2500         78,000.00        100
    LAMBERTI            JAMES         9.2500         77,918.81         T
    1188  ROYAL GLEN DR               9.0000            641.69         1
                                       .0000            641.69         79
    GLEN ELLYN      IL    60137        .0000       08/10/00         99,000.00
    0406277                            .0000       09/01/00            00
    0406277                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    076/076                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3799382                           9.2500        430,000.00        100
    BERKMAN             EDWARD        9.2500        429,097.95         ZZ
    15  GREGORY LN                    9.0000          3,537.50         1
                                       .0000          3,537.50         69
    MILLWOOD        NY    10546        .0000       06/02/00        625,000.00
    1731593                            .0000       07/01/00            00
    1731593                            .0000       06/01/30            0
    0                                  .0000       00/00/00        00/00/00
    076/076                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3799383                           8.7500         83,200.00        100
    LUPPEN              LISA          8.7500         83,152.13         ZZ
    4226 N 131ST ST                   8.5000            654.54         1
                                       .0000            654.54         80
    OMAHA           NE    68164        .0000       08/16/00        104,000.00
    2414184                            .0000       10/01/00            00
    2414184                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    076/076                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3799385                           9.1250         62,000.00        100
    FESSLER             MICHAEL       9.1250         61,933.76         ZZ
    5400 NW CEDAR DRIVE               8.8750            504.45         1
                                       .0000            504.45         72
    CEDAR RAPIDS    IA    52405        .0000       06/30/00         87,000.00
1


    9669884                            .0000       09/01/00            00
    9669884                            .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    076/076                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3799452                           9.1250        253,800.00        100
    NADELL              GRACE         9.1250        253,391.70         ZZ
    5 ELDORADO CIR                    8.8750          2,065.01         1
                                       .0000          2,065.01         90
    SANTA FE        NM    87505        .0000       06/27/00        282,000.00
    0432298008                         .0000       08/01/00            10
    60216819                           .0000       07/01/30           25
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3799487                           9.1250        129,000.00        100
    LEWIS               ELLA          9.1250        129,000.00         ZZ
    200 E CLIFFORD AVENUE             8.8750          1,049.59         1
                                       .0000          1,049.59         69
    ALEXANDRIA      VA    22305        .0000       09/26/00        189,000.00
    0432314367                         .0000       11/01/00            00
    6192785                            .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    R35/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3799516                           8.7500        163,800.00        100
    OWEN                BENJAMIN      8.7500        163,515.20         ZZ
1


    209 HIGHLAND DR                   8.5000          1,288.62         1
                                       .0000          1,288.62         90
    TALLAPOOSA      GA    30176        .0000       06/20/00        182,000.00
    0432298024                         .0000       08/01/00            11
    60215902                           .0000       07/01/30           25
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3799591                           9.6250        140,700.00        100
    LENTNER             RICHARD       9.6250        140,496.15         ZZ
    7115 EXCELSIOR WAY                9.3750          1,195.94         1
                                       .0000          1,195.94         80
    ST LOUIS PARK   MN    55426        .0000       07/05/00        175,900.00
    0432297950                         .0000       08/01/00            00
    60215845                           .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    3799674                           8.8750        148,500.00        100
    EYRAL               SYLVIE        8.8750        148,026.31         ZZ
    1301 SAN JOSE AVE                 8.6250          1,181.54         1
                                       .0000          1,181.54         90
    SANTA FE        NM    87505        .0000       06/21/00        165,000.00
    0432297877                         .0000       08/01/00            11
    60203593                           .0000       07/01/30           25
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3799756                           9.5000        144,000.00        100
    CAMPBELL            DOUGLAS       9.5000        143,785.79         ZZ
    1688 SAN LUCAS ST                 9.2500          1,210.84         1
                                       .0000          1,210.84         80
    SEASIDE         CA    93955        .0000       06/23/00        180,000.00
    0432297802                         .0000       08/01/00            00
    60214459                           .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3800329                           8.6250        156,113.00        100
    WESSEL              TAMARA        8.6250        156,113.00         ZZ
    13712 LEGEND WAY UNIT 104         8.3750          1,214.24         1
                                       .0000          1,214.24         80
    BROOMFIELD      CO    80020        .0000       09/18/00        195,142.00
    0432298784                         .0000       11/01/00            00
    247191022                          .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    H47/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3800816                           9.2500        110,000.00        100
    BOVICH              WALTER        9.2500        110,000.00         ZZ
    58749 MEADOW RIM ROAD             9.0000            904.94         1
                                       .0000            904.94         50
    HOMER           AK    99603        .0000       08/31/00        220,000.00
    0412043648                         .0000       11/01/00            00
    0412043648                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3800818                           9.5000         39,000.00        100
    GARTNER             PHYLLIS       9.5000         39,000.00         ZZ
    629 FIRST STREET SW               9.2500            327.93         1
                                       .0000            327.93         74
    PULASKI         VA    24301        .0000       09/12/00         53,000.00
    0412059081                         .0000       11/01/00            00
    0412059081                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3800822                           9.3750        146,700.00        100
    TOOMER              ANDRE         9.3750        146,700.00         ZZ
    140 HILLCREST DRIVE               9.1250          1,220.18         1
                                       .0000          1,220.18         90
    DAVENPORT       FL    33837        .0000       09/13/00        163,000.00
    0412075418                         .0000       11/01/00            10
    0412075418                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3800824                           9.6250         44,000.00        100
    WESTLAKE            LAURIE        9.6250         44,000.00         ZZ
    801 BRIARLANE ROAD                9.3750            374.00         1
                                       .0000            374.00         80
    DEL CITY        OK    73110        .0000       09/18/00         55,000.00
    0412080798                         .0000       11/01/00            00
    0412080798                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3800827                           9.8750         44,800.00        100
    ZWARG               PAMELA        9.8750         44,800.00         ZZ
    3902 WEST HOFFMAN AVENUE          9.6250            389.02         1
                                       .0000            389.02         80
    SPOKANE         WA    99205        .0000       09/08/00         56,000.00
    0412093239                         .0000       11/01/00            00
    0412093239                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3800828                           9.1250        179,000.00        100
    KANE                EDWARD        9.1250        179,000.00         ZZ
    7139 CHATSWORTH                   8.8750          1,456.40         1
                                       .0000          1,456.40         79
    SHELBY          MI    48316        .0000       09/12/00        228,000.00
    0412098337                         .0000       11/01/00            00
    0412098337                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3800831                           9.8750         45,000.00        100
    ANNICET             CLAUDINE      9.8750         45,000.00         ZZ
    407-409 LIBERTY STREET            9.6250            390.76         2
                                       .0000            390.76         90
    NEWBURGH        NY    12550        .0000       09/18/00         50,000.00
    0412107518                         .0000       11/01/00            04
    0412107518                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3800834                           9.6250         50,400.00        100
    BROWN               BRIDGETTE     9.6250         50,400.00         ZZ
    623 HALLYBURTON STREET            9.3750            428.39         1
                                       .0000            428.39         70
    GRIFFIN         GA    30223        .0000       09/18/00         72,000.00
    0412116261                         .0000       11/01/00            00
    0412116261                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3800836                           8.7500        189,000.00        100
    MYLES               NINA          8.7500        189,000.00         ZZ
    2835 HOLLISTER STREET             8.5000          1,486.86         1
                                       .0000          1,486.86         79
    SIMI VALLEY     CA    93065        .0000       09/05/00        242,000.00
    0412117970                         .0000       11/01/00            00
    0412117970                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3800837                           9.1250         58,400.00        100
    FRYE                ZACHARY       9.1250         58,400.00         ZZ
    1640 19TH AVE SW                  8.8750            475.16         1
                                       .0000            475.16         80
    VERO BEACH      FL    32962        .0000       09/12/00         73,000.00
1


    0412118606                         .0000       11/01/00            00
    0412118606                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3800839                           8.5000        295,900.00        100
    NORSKOG             JACK          8.5000        295,900.00         ZZ
    5270 MOUNT ARIANE COURT           8.2500          2,275.21         1
                                       .0000          2,275.21         80
    SAN DIEGO       CA    92111        .0000       09/13/00        369,900.00
    0412119919                         .0000       11/01/00            00
    0412119919                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3800840                           9.0000        109,250.00        100
    PARSONS             JOHN          9.0000        109,250.00         ZZ
    14192 COUNTY ROAD 26 WEST         8.7500            879.05         1
                                       .0000            879.05         95
    FOLEY           AL    36535        .0000       09/12/00        115,000.00
    0412120321                         .0000       11/01/00            04
    0412120321                         .0000       10/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3800841                           8.8750        104,000.00        100
    PERRY               KENNETH       8.8750        104,000.00         ZZ
1


    12162 FM 2450                     8.6250            827.47         1
                                       .0000            827.47         71
    SANGER          TX    76266        .0000       09/12/00        147,114.00
    0412120792                         .0000       11/01/00            00
    0412120792                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3800844                           8.8750        185,600.00        100
    BRADLEY             SONYA         8.8750        185,600.00         ZZ
    16818 LAGUNA SPRINGS DRIV         8.6250          1,476.72         1
                                       .0000          1,476.72         80
    HOUSTON         TX    77095        .0000       09/12/00        232,000.00
    0412124109                         .0000       11/01/00            00
    0412124109                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3800847                           9.3750        345,600.00        100
    HAYES III           FREDERICK     9.3750        345,600.00         ZZ
    102 COMMERCIAL STREET, UNIT #     9.1250          2,874.53         1
                                       .0000          2,874.53         80
    BOSTON          MA    02109        .0000       09/13/00        435,000.00
    0412126674                         .0000       11/01/00            00
    0412126674                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           08             0           00/00/00
                                        O             .0000
1




    3800851                           9.6250         50,400.00        100
    THOMPSON, JR.       DAVID         9.6250         50,400.00         ZZ
    187 W PARKDALE                    9.3750            428.39         1
                                       .0000            428.39         90
    PONTIAC         MI    48340        .0000       09/18/00         56,000.00
    0412129199                         .0000       11/01/00            01
    0412129199                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3800854                           8.8750         78,750.00        100
    CLARK               JAMES         8.8750         78,750.00         ZZ
    5807 BELLEMAH AVENUE NE           8.6250            626.57         1
                                       .0000            626.57         90
    ALBUQUERQUE     NM    87110        .0000       09/15/00         87,500.00
    0412133035                         .0000       11/01/00            10
    0412133035                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3800856                           9.5000        157,000.00        100
    SCHNOSENBERG        JOHN          9.5000        157,000.00         ZZ
    18377 TORRENCE AVENUE             9.2500          1,320.14         4
                                       .0000          1,320.14         88
    LANSING         IL    60438        .0000       09/18/00        180,000.00
    0412134223                         .0000       11/01/00            04
    0412134223                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3800857                           8.5000        400,000.00        100
    FRITTS              KENLEY        8.5000        400,000.00         ZZ
    759 BROADMOOR DRIVE               8.2500          3,075.65         1
                                       .0000          3,075.65         80
    SAN JOSE        CA    95129        .0000       09/12/00        500,000.00
    0412136293                         .0000       11/01/00            00
    0412136293                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3800864                           9.8750         70,100.00        100
    JONES               JAELEE        9.8750         70,100.00         ZZ
    2641 GLADIOLA ST.                 9.6250            608.71         1
                                       .0000            608.71         75
    PUEBLO          CO    81005        .0000       09/18/00         93,500.00
    0412143406                         .0000       11/01/00            00
    0412143406                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3800865                           8.5000         81,350.00        100
    SMITH               SHAWN         8.5000         81,350.00         ZZ
    14424 BROOK HOLLOW BLVD           8.2500            625.51         1
                                       .0000            625.51         80
    SAN ANTONIO     TX    78232        .0000       09/15/00        101,700.00
    0412143653                         .0000       11/01/00            00
    0412143653                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    3800867                           8.7500        180,000.00        100
    THOMAS              LYNETTE       8.7500        180,000.00         ZZ
    5919 S. STILLHOUSE ROAD           8.5000          1,416.06         1
                                       .0000          1,416.06         80
    OAK GROVE       MO    64075        .0000       09/15/00        225,000.00
    0412145781                         .0000       11/01/00            00
    0412145781                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3801701                           9.5000         40,500.00        100
    BIEKER              EDWARD        9.5000         40,439.75         ZZ
    1625 N MURRAY BL #243             9.2500            340.55         1
                                       .0000            340.55         90
    COLORADO SPRIN  CO    80915        .0000       06/09/00         45,000.00
    0432298487                         .0000       08/01/00            11
    6020488                            .0000       07/01/30           25
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           04             0           00/00/00
                                        O             .0000


    3801721                           8.7500         91,200.00        100
    MCDOWELL            RONALD        8.7500         91,200.00         ZZ
    938 SOUTH VALENCIA                8.5000            717.47         1
                                       .0000            717.47         80
    MESA            AZ    85202        .0000       09/21/00        114,000.00
    0432309425                         .0000       11/01/00            00
    001422                             .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    R86/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3801752                           9.5000        112,000.00        100
    NEPPEL              ARLENE        9.5000        111,889.38         ZZ
    102 15TH AVE                      9.2500            941.76         2
                                       .0000            941.76         80
    BELMAR          NJ    07719        .0000       08/04/00        140,000.00
    0432298016                         .0000       09/01/00            00
    60181070                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3801783                           8.3750         82,000.00        100
    SMALL               DAVID         8.3750         81,717.46         ZZ
    3027 BRADFORD CIRCLE              8.1250            623.26         1
                                       .0000            623.26         41
    PALM HARBOR     FL    34685        .0000       06/21/00        203,000.00
    0432298040                         .0000       08/01/00            00
    60200664                           .0000       07/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3802922                           8.6250        144,750.00        100
    KENNEDY             LORI          8.6250        144,750.00         ZZ
    5443 SOUTH VALDAI WAY             8.3750          1,125.85         1
                                       .0000          1,125.85         75
    AURORA          CO    80015        .0000       09/22/00        193,000.00
1


    0432311959                         .0000       11/01/00            00
    7332014745                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E47/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3803102                           9.8750        110,400.00        100
    MASON               MATTHEW       9.8750        110,349.84         ZZ
    7420 WESTAKE TERRACE UNIT 140     9.6250            958.66         1
                                       .0000            958.66         80
    BETHESDA        MD    20817        .0000       08/30/00        138,000.00
    0432285500                         .0000       10/01/00            00
    026587721                          .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    588/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000


    3803439                           9.0000        137,250.00        100
    TAYLOR              LESLIE        9.0000        137,175.03         ZZ
    1293 EASTERN ROAD                 8.7500          1,104.35         1
                                       .0000          1,104.35         90
    WARREN          ME    04864        .0000       09/01/00        152,500.00
    0432307650                         .0000       10/01/00            11
    0020418661                         .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3803580                           8.5000        172,000.00        100
    GREENWAY            JUDY          8.5000        172,000.00         ZZ
1


    31 EAST BELLEFONTE AVENUE         8.2500          1,322.53         1
                                       .0000          1,322.53         80
    ALEXANDRIA      VA    22301        .0000       09/15/00        215,000.00
    0432276830                         .0000       11/01/00            00
    24600198                           .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    696/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    3804005                           9.0000         84,600.00        100
    LUTZE               STEPHEN       9.0000         84,553.78         ZZ
    5904 THAMES DRIVE                 8.7500            680.72         1
                                       .0000            680.72         90
    AUSTIN          TX    78723        .0000       08/07/00         94,000.00
    0432282200                         .0000       10/01/00            12
    1380312                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3804189                           9.8750        360,000.00        100
    BALDAN              JOHN          9.8750        359,836.44         ZZ
    3415 PLUTO COURT                  9.6250          3,126.06         1
                                       .0000          3,126.06         75
    BONITA          CA    91902        .0000       08/23/00        480,000.00
    0432279073                         .0000       10/01/00            00
    1381765                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3804529                           8.3750        124,000.00        100
    VENISH              SHAUN         8.3750        123,922.93         ZZ
    3517 MOCHA TRAIL                  8.1250            942.49         1
                                       .0000            942.49         80
    AUSTIN          TX    78728        .0000       09/20/00        155,000.00
    0432279081                         .0000       10/01/00            00
    1381852                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3805637                           8.3750         66,500.00        100
    DANIELS             RICHARD       8.3750         66,500.00         ZZ
    751 WOODS ROAD                    8.1250            505.45         1
                                       .0000            505.45         95
    ATMORE          AL    36502        .0000       09/14/00         70,000.00
    0412103202                         .0000       11/01/00            04
    0412103202                         .0000       10/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3805643                           8.5000        127,500.00        100
    GARCIA              RICARDO       8.5000        127,500.00         ZZ
    3705 NORTHWOOD DRIVE #E           8.2500            980.36         1
                                       .0000            980.36         85
    CONCORD         CA    94520        .0000       09/11/00        150,000.00
    0412118549                         .0000       11/01/00            01
    0412118549                         .0000       10/01/30           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    3805645                           8.8750        105,000.00        100
    HALLUM              DORA          8.8750        105,000.00         ZZ
    7458 RAFTER ROAD                  8.6250            835.43         1
                                       .0000            835.43         53
    FRANKTOWN       CO    80116        .0000       09/19/00        200,000.00
    0412123317                         .0000       11/01/00            00
    0412123317                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3805646                           8.8750         38,300.00        100
    TARVER              CHARLES       8.8750         38,300.00         ZZ
    8422 MAPLE RIDGE DRIVE            8.6250            304.73         1
                                       .0000            304.73         80
    SAN ANTONIO     TX    78239        .0000       09/19/00         47,900.00
    0412124976                         .0000       11/01/00            00
    0412124976                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3805647                           9.6250         76,500.00        100
    PATE                JAMES         9.6250         76,500.00         ZZ
    3908 HWY 43 NORTH                 9.3750            650.24         1
                                       .0000            650.24         90
    NORTHPORT       AL    35473        .0000       09/19/00         85,000.00
    0412126534                         .0000       11/01/00            04
    0412126534                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3805650                           9.5000        216,000.00        100
    RAMOS, JR.          ANTONIO       9.5000        216,000.00         ZZ
    25554 BECKENDORFF RD              9.2500          1,816.25         1
                                       .0000          1,816.25         54
    KATY            TX    77493        .0000       09/12/00        407,000.00
    0412133480                         .0000       11/01/00            00
    0412133480                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3805652                           9.0000         30,000.00        100
    KOBZAR              DINA          9.0000         30,000.00         ZZ
    1309 SOUTH 359TH STREET           8.7500            241.39         1
                                       .0000            241.39         14
    FEDERAL WAY     WA    98003        .0000       09/13/00        215,000.00
    0412138174                         .0000       11/01/00            00
    0412138174                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3805655                           8.8750         88,000.00        100
    NGUYEN              SA            8.8750         88,000.00         ZZ
    6553 AND 6555 MAUANA WAY          8.6250            700.17         2
                                       .0000            700.17         80
    CITRUS HEIGHTS  CA    95610        .0000       09/13/00        110,000.00
    0412141079                         .0000       11/01/00            00
    0412141079                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3805729                           9.5000        295,000.00        100
    BREUNER-WAGNER      PAMELA        9.5000        294,854.89         ZZ
    2724 MOUNTAIN BLVD                9.2500          2,480.53         1
                                       .0000          2,480.53         84
    OAKLAND         CA    94606        .0000       08/10/00        355,000.00
    0432278893                         .0000       10/01/00            12
    1381796                            .0000       09/01/30           17
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3805743                           8.8750         62,000.00        100
    MCLEOD              HELEN         8.8750         61,965.24         ZZ
    50 LOMA AVENUE                    8.6250            493.30         1
                                       .0000            493.30         20
    LASELVA BEACH   CA    95076        .0000       08/04/00        325,000.00
    0432279156                         .0000       10/01/00            00
    1377714                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3805827                           9.0000         71,750.00        100
    MILLER              LILLIAN       9.0000         71,710.81         T
    79320 EISENHOWER WAY              8.7500            577.32         1
                                       .0000            577.32         50
    INDIO           CA    92201        .0000       08/14/00        143,500.00
1


    0432278737                         .0000       10/01/00            00
    1380878                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3805866                           8.8750        228,950.00        100
    ROMERO              RANDOLPH      8.8750        228,821.65         ZZ
    440 SOUTH THIRD STREET AND        8.6250          1,821.63         3
    301-303 EAST SANTA ANITA AVEN      .0000          1,821.63         95
    BURBANK         CA    91502        .0000       08/23/00        243,500.00
    0432282226                         .0000       10/01/00            10
    1380966                            .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3805879                           8.8750        346,500.00        100
    RAMSAY              EUGENIA       8.8750        346,305.75         ZZ
    24504 BARONA MESA ROAD            8.6250          2,756.91         1
                                       .0000          2,756.91         70
    RAMONA          CA    92065        .0000       08/21/00        495,000.00
    0432278836                         .0000       10/01/00            00
    1382334                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3805896                           8.8750        238,500.00        100
    GARCIA-PEREZ        JESUS         8.8750        238,366.29         ZZ
1


    20779 DEERHORN VALLEY ROAD        8.6250          1,897.62         1
                                       .0000          1,897.62         90
    JAMUL           CA    91935        .0000       08/11/00        265,000.00
    0432282283                         .0000       10/01/00            01
    1378846                            .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3805921                           8.8750         68,000.00        100
    PANDORF             THOMAS        8.8750         67,961.88         ZZ
    5263 S OLATHE CIR                 8.6250            541.04         1
                                       .0000            541.04         80
    AURORA          CO    80016        .0000       08/31/00         85,000.00
    0432279008                         .0000       10/01/00            00
    1380908                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3805927                          10.1250        115,200.00        100
    YACOUB              TONY         10.1250        114,906.23         ZZ
    193 BOMBAY AVENUE                 9.8750          1,021.62         1
                                       .0000          1,021.62         90
    WESTERVILLE     OH    43081        .0000       06/16/00        128,000.00
    0432298255                         .0000       08/01/00            11
    6020103                            .0000       07/01/30           25
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3806199                           9.1250        161,000.00        100
    DUSMAN              JOYCE         9.1250        161,000.00         ZZ
    4245 ORE BANK ROAD                8.8750          1,309.95         1
                                       .0000          1,309.95         70
    YORK            PA    17406        .0000       09/18/00        230,000.00
    0400304820                         .0000       11/01/00            00
    0400304820                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3806201                           9.0000        192,000.00        100
    MURTAGH             JAMES         9.0000        192,000.00         T
    1226 CROSBY ROAD                  8.7500          1,544.88         1
                                       .0000          1,544.88         80
    SPRINGS LAKE H  NJ    07762        .0000       09/19/00        240,000.00
    0400314886                         .0000       11/01/00            00
    0400314886                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3806848                           8.8750        137,900.00        100
    MAFFIA              ROBERT        8.8750        137,900.00         ZZ
    513 ANTONIO STREET                8.6250          1,097.19         1
                                       .0000          1,097.19         58
    CLOVERDALE      CA    95425        .0000       09/13/00        240,000.00
    0432295657                         .0000       11/01/00            00
    50509809                           .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E23/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3806856                           8.3750        400,000.00        100
    YOUNG               THOMAS        8.3750        399,751.38         ZZ
    375 OAK RUN RD                    8.1250          3,040.29         1
                                       .0000          3,040.29         80
    CARBONDALE      CO    81623        .0000       08/21/00        500,000.00
    0432296523                         .0000       10/01/00            00
    60244837                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3806952                           9.6250        140,700.00        100
    LENTNER             RICHARD       9.6250        140,564.64         ZZ
    7113 EXCELSIOR WAY                9.3750          1,195.94         1
                                       .0000          1,195.94         80
    ST LOUIS PARK   MN    55426        .0000       07/28/00        175,900.00
    0432297976                         .0000       09/01/00            00
    60228798                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    3807036                           9.8750         58,500.00        100
    WENDLING            ANNE          9.8750         58,446.62         ZZ
    493 WOOD ST                       9.6250            507.99         1
                                       .0000            507.99         75
    MANEFIELD       OH    44907        .0000       07/26/00         78,000.00
    0432298214                         .0000       09/01/00            00
    60229234                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3807171                           8.5000         55,000.00        100
    TOMSKY JR           ROBERT        8.5000         54,966.67         T
    2350 SKI TRAIL LANE UNIT 211      8.2500            422.91         1
                                       .0000            422.91         34
    STEAMBOAT SPRI  CO    80477        .0000       09/01/00        166,000.00
    0432298099                         .0000       10/01/00            00
    60246311                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3807919                           9.0000        135,000.00        100
    STOWE               DEBRA         9.0000        134,851.95         ZZ
    182 DRIFTWOOD DRIVE               8.7500          1,086.25         1
                                       .0000          1,086.25         85
    PAGOSA SPRINGS  CO    81147        .0000       07/13/00        159,000.00
    0432298073                         .0000       09/01/00            11
    60217593110                        .0000       08/01/30           12
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3808002                           8.7500        145,800.00        100
    BISHEIMER           MICHAEL       8.7500        145,716.11         ZZ
    9296 W 98TH WAY                   8.5000          1,147.01         1
                                       .0000          1,147.01         90
    WESTMINSTER     CO    80021        .0000       08/29/00        162,000.00
    0432298271                         .0000       10/01/00            11
    60241528                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3808022                           9.7500        105,800.00        100
    SMIT                WALTER        9.7500        104,989.51         ZZ
    555 EAST 800 SOUTH                9.5000            908.99         1
                                       .0000            908.99         71
    SALT LAKE CITY  UT    84102        .0000       05/30/00        149,900.00
    0432298057                         .0000       07/01/00            00
    6020213                            .0000       06/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3808120                           8.8750        130,000.00        100
    LINERS              JOYCE         8.8750        130,000.00         ZZ
    472 VALLEJO ST                    8.6250          1,034.34         1
                                       .0000          1,034.34         60
    SALINAS         CA    93906        .0000       09/05/00        220,000.00
    0432298552                         .0000       11/01/00            00
    60247749                           .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3808127                           9.2500        153,000.00        100
    JOHNSON             KIM           9.2500        152,760.18         ZZ
    2539 BRIGHTON FARMS BOULEVARD     9.0000          1,258.70         1
                                       .0000          1,258.70         85
    KNOXVILLE       TN    37922        .0000       06/16/00        180,000.00
1


    0432297935                         .0000       08/01/00            11
    60200946                           .0000       07/01/30           12
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3808278                           8.3750        148,000.00        100
    SMITH               JAMIE         8.3750        147,908.01         ZZ
    2944 CALLE VERA CRUZ              8.1250          1,124.91         1
                                       .0000          1,124.91         67
    SANTA FE        NM    87505        .0000       08/18/00        224,000.00
    0432298065                         .0000       10/01/00            00
    60244613                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3808284                           8.7500        650,000.00        100
    VASILIADIS          LISA          8.7500        650,000.00         ZZ
    907 CHALLEDON ROAD                8.5000          5,113.55         1
                                       .0000          5,113.55         70
    GREAT FALLS     VA    22066        .0000       09/18/00        940,000.00
    0432280089                         .0000       11/01/00            00
    10000049                           .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    696/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3808346                           9.8750         28,600.00        100
    WENDLING            ANNE          9.8750         28,573.90         ZZ
1


    573-573 1/2  WAYNE STREET         9.6250            248.35         2
                                       .0000            248.35         65
    MANSFIELD       OH    44902        .0000       07/26/00         44,000.00
    0432298230                         .0000       09/01/00            00
    60229242                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3808412                           8.8750        332,000.00        100
    MCNAIR              BRIAN         8.8750        331,813.87         ZZ
    1099 BURNT HICKORY ROAD           8.6250          2,641.55         1
                                       .0000          2,641.55         80
    MARIETTE        GA    30064        .0000       07/28/00        417,000.00
    0432298594                         .0000       10/01/00            00
    60234911                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3808593                           9.0000        172,500.00        100
    EAKIN               MARY          9.0000        172,405.77         ZZ
    11814 SUNSET LAKE COURT           8.7500          1,387.98         1
                                       .0000          1,387.98         75
    HOUSTON         TX    77065        .0000       08/04/00        230,000.00
    0432297869                         .0000       10/01/00            00
    60233772                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    3809688                           8.8750         74,400.00        100
    TODD                SELINA        8.8750         74,249.30         ZZ
    555 OLENTANGY ST                  8.6250            591.96         1
                                       .0000            591.96         80
    COLUMBUS        OH    43202        .0000       07/31/00         93,000.00
    0432298081                         .0000       09/01/00            00
    60233228                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3809697                           8.6250        201,705.00        100
    HERZON              SANDRA        8.6250        201,585.90         ZZ
    7 FIREHEARTH PL                   8.3750          1,568.85         1
                                       .0000          1,568.85         60
    SANTA FE        NM    87505        .0000       08/31/00        338,705.00
    0432298289                         .0000       10/01/00            00
    60247293                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3809721                           9.0000         90,250.00        100
    MENDOZA             CALVIN        9.0000         90,200.70         ZZ
    3604 CONWAY RD                    8.7500            726.18         1
                                       .0000            726.18         95
    FARMINGTON      MO    63640        .0000       08/25/00         95,000.00
    0432297992                         .0000       10/01/00            04
    60247814                           .0000       09/01/30           30
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3809737                           9.6250        140,700.00        100
    LENTNER             RICHARD       9.6250        140,564.64         ZZ
    7122 EXCELSIOR WAY                9.3750          1,195.94         1
                                       .0000          1,195.94         80
    ST LOUIS PARK   MN    55426        .0000       07/28/00        175,900.00
    0432297968                         .0000       09/01/00            00
    60228806                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    3809745                           9.2500        151,200.00        100
    MARSHALL            PETER         9.2500        151,200.00         ZZ
    96-98 BRADFORD STREET             9.0000          1,243.89         1
                                       .0000          1,243.89         90
    PROVINCETOWN    MA    02657        .0000       09/18/00        168,000.00
    0400311163                         .0000       11/01/00            04
    0400311163                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3809761                           9.0000         54,750.00        100
    GALLO               RICHARD       9.0000         54,689.94         ZZ
    1837 DRURY LANE                   8.7500            440.54         1
                                       .0000            440.54         75
    GRANTS PASS     OR    97526        .0000       07/24/00         73,000.00
    0432297919                         .0000       09/01/00            00
    60224136                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3809786                           8.8750        110,000.00        100
    FAIRCLOUGH          MARCUS        8.8750        109,938.33         ZZ
    130 N MONTAGUE ST                 8.6250            875.21         1
                                       .0000            875.21         88
    GARNER          NC    27529        .0000       08/18/00        126,000.00
    0432297885                         .0000       10/01/00            11
    60229796                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3809829                           9.1250        175,000.00        100
    TUBIANA             DANIELE       9.1250        175,000.00         ZZ
    183 CLINTON AVENUE                8.8750          1,423.86         3
                                       .0000          1,423.86         50
    NEW ROCHELLE    NY    10801        .0000       09/12/00        350,000.00
    0189630493                         .0000       11/01/00            00
    0189630493                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3809897                           9.1250         70,000.00        100
    COLAPRETE           MARIO         9.1250         70,000.00         ZZ
    13 ABBY LANE                      8.8750            569.54         1
                                       .0000            569.54         83
    GATES           NY    14606        .0000       09/12/00         85,000.00
    0189632003                         .0000       11/01/00            10
    0189632003                         .0000       10/01/30           12
    0                                  .0000       00/00/00        00/00/00
1


    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3809917                           8.8750        180,000.00        100
    MAXEDON III         WILLIAM       8.8750        180,000.00         ZZ
    966 EVERETT AVENUE                8.6250          1,432.17         1
                                       .0000          1,432.16         80
    DES PLAINES     IL    60018        .0000       09/14/00        225,000.00
    0412084741                         .0000       11/01/00            00
    0412084741                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3809922                           8.7500        175,000.00        100
    MALONEY             RICHARD       8.7500        175,000.00         ZZ
    6 WEST STREET                     8.5000          1,376.73         1
                                       .0000          1,376.73         61
    WAKEFIELD       MA    01880        .0000       09/15/00        290,023.00
    0412115180                         .0000       11/01/00            00
    0412115180                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3809929                           8.8750        308,000.00        100
    CORDER              CINDY         8.8750        308,000.00         ZZ
    10195 SHALLOWFORD RD              8.6250          2,450.59         1
                                       .0000          2,450.59         77
    ROSWELL         GA    30075        .0000       09/15/00        400,000.00
1


    0412127730                         .0000       11/01/00            00
    0412127730                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3809933                           9.1250        172,500.00        100
    KOLINSKI            TERESA        9.1250        172,500.00         ZZ
    2811 DAY AVE                      8.8750          1,403.52         1
    UNIT 2811                          .0000          1,403.52         75
    MIAMI           FL    33133        .0000       09/15/00        230,000.00
    0412132250                         .0000       11/01/00            00
    0412132250                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3809934                           9.6250         64,500.00        100
    JONES               LILLIE        9.6250         64,500.00         ZZ
    3591 NW 202 STREET                9.3750            548.24         1
                                       .0000            548.24         80
    MIAMI           FL    33056        .0000       09/20/00         80,656.00
    0412132839                         .0000       11/01/00            00
    0412132839                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3809937                           8.8750        136,000.00        100
    MARTIN              PAULA         8.8750        136,000.00         ZZ
1


    1307 PAULA LANE                   8.6250          1,082.08         1
                                       .0000          1,082.08         80
    MESQUITE        TX    75149        .0000       09/20/00        170,000.00
    0412135105                         .0000       11/01/00            00
    0412135105                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3809946                           9.8750         97,600.00        100
    FELDMAN             MICHAEL       9.8750         97,600.00         ZZ
    823 BROOKHURST DR.                9.6250            847.51         1
                                       .0000            847.51         80
    DALLAS          TX    75218        .0000       09/15/00        123,500.00
    0412142705                         .0000       11/01/00            00
    0412142705                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3809947                           9.0000        170,800.00        100
    ANDERSON            RACHEL        9.0000        170,800.00         ZZ
    10051 WEST SURREY PLACE           8.7500          1,374.30         1
                                       .0000          1,374.30         80
    LITTLETON       CO    80127        .0000       09/20/00        213,500.00
    0412142887                         .0000       11/01/00            00
    0412142887                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3809948                           9.3750        141,350.00        100
    CRUCEANU            STEFAN        9.3750        141,350.00         ZZ
    10495 TRACEWOOD CIRCLE            9.1250          1,175.68         1
                                       .0000          1,175.68         80
    HIGHLANDS RANC  CO    80126        .0000       09/20/00        176,700.00
    0412143588                         .0000       11/01/00            00
    0412143588                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3809949                           8.5000        185,500.00        100
    GRANTHAM, JR.       JAMES         8.5000        185,500.00         ZZ
    20653 MARINE VIEW DRIVE S         8.2500          1,426.33         1
                                       .0000          1,426.33         70
    NORMANDY PARK   WA    98166        .0000       09/15/00        265,000.00
    0412144214                         .0000       11/01/00            00
    0412144214                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3809952                           9.5000         33,300.00        100
    ONUORAH             TONY          9.5000         33,300.00         ZZ
    713 ETHEL AVENUE                  9.2500            280.00         1
                                       .0000            280.00         90
    DAYTON          OH    45408        .0000       09/20/00         37,000.00
    0412147829                         .0000       11/01/00            04
    0412147829                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3809953                           9.8750        105,600.00        100
    MONAGHEN            DEANNA        9.8750        105,600.00         ZZ
    2717 MELROSE DRIVE                9.6250            916.98         1
                                       .0000            916.98         80
    PLANO           TX    75075        .0000       09/20/00        132,000.00
    0412149007                         .0000       11/01/00            00
    0412149007                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3810000                           8.8750         84,000.00        100
    BALLONE             SHAWN         8.8750         84,000.00         ZZ
    9 BUTTERNUT DRIVE                 8.6250            668.34         1
                                       .0000            668.34         80
    PITTSFORD       NY    14534        .0000       09/13/00        105,000.00
    0189636521                         .0000       11/01/00            00
    0189636521                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3810076                           8.8750        105,200.00        100
    SACILOTTO           RICHARD       8.8750        105,141.02         ZZ
    149 HOUR GLASS DR                 8.6250            837.02         1
                                       .0000            837.02         90
    VENICE          FL    34293        .0000       08/31/00        116,900.00
    0432298032                         .0000       10/01/00            10
    60237112                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3810152                           8.8750         78,300.00        100
    DAVIS               KELLY         8.8750         78,256.10         ZZ
    3130 12TH ST N                    8.6250            622.99         1
                                       .0000            622.99         90
    ST PETERSBURG   FL    33704        .0000       08/28/00         87,000.00
    0432297844                         .0000       10/01/00            11
    60249554                           .0000       09/01/30           25
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3810508                           8.5000        296,500.00        100
    TAN                 SHIRLEY       8.5000        296,320.38         ZZ
    8501 27TH AVENUE NE               8.2500          2,279.83         1
                                       .0000          2,279.83         71
    SEATTLE         WA    98115        .0000       08/23/00        418,000.00
    0432290005                         .0000       10/01/00            00
    W88000411                          .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    163/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3811407                           8.5000        310,000.00        100
    INFANTE             LESLIE        8.5000        309,812.19         ZZ
    5383 JACKSON WAY                  8.2500          2,383.64         1
                                       .0000          2,383.64         74
    FELTON          CA    95018        .0000       08/21/00        420,000.00
    0432307494                         .0000       10/01/00            00
    0021469838                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    637/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3812283                           9.6250        200,000.00        100
    MOORHOUSE           JOHN          9.6250        199,904.19         ZZ
    158 OLD JULIAN HIGHWAY            9.3750          1,699.98         1
                                       .0000          1,699.98         84
    RAMONA          CA    92065        .0000       08/30/00        240,000.00
    0432281046                         .0000       10/01/00            14
    1382091                            .0000       09/01/30           12
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3812353                           8.3750        386,000.00        100
    WARREN              RUSSELL       8.3750        386,000.00         ZZ
    6252 SAGER WAY                    8.1250          2,933.88         1
                                       .0000          2,933.88         80
    SAN JOSE        CA    95123        .0000       09/01/00        485,000.00
    0432302032                         .0000       11/01/00            00
    85431                              .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3812384                           9.5000        180,000.00        100
    CHRISSINGER         KAREN         9.5000        180,000.00         ZZ
    2746 SANDHURST DRIVE              9.2500          1,513.54         1
                                       .0000          1,513.54         52
    LEWIS CENTER    OH    43035        .0000       09/07/00        350,000.00
1


    0209511559                         .0000       11/01/00            00
    0209511559                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3812833                           9.3750        306,400.00        100
    BUFFUM              AUSTIN        9.3750        306,245.26         ZZ
    2611 VIA CASCADITA                9.1250          2,548.49         1
                                       .0000          2,548.49         80
    SAN CLEMENTE    CA    92672        .0000       08/03/00        383,000.00
    0432280949                         .0000       10/01/00            00
    1379653                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3813027                           9.0000        195,400.00        100
    BAJANG              PAULUS        9.0000        195,293.26         ZZ
    5201 BARSTON STREET               8.7500          1,572.24         1
                                       .0000          1,572.24         85
    SAN DIEGO       CA    92117        .0000       08/17/00        229,900.00
    0432280998                         .0000       10/01/00            14
    1382167                            .0000       09/01/30           12
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3814205                           8.7500        333,600.00        100
    MICHAUD             ROBERT        8.7500        333,600.00         ZZ
1


    3115 HAYFORD AVENUE               8.5000          2,624.43         1
                                       .0000          2,624.43         80
    LARAMIE         WY    82072        .0000       09/21/00        417,000.00
    0412108920                         .0000       11/01/00            00
    0412108920                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3814206                           9.8750         28,800.00        100
    MACHADO             ALICIA        9.8750         28,800.00         T
    6001 N. FALLS CIRCLE DR.          9.6250            250.08         1
                                       .0000            250.08         80
    LAUDERHILL      FL    33319        .0000       09/19/00         36,000.00
    0412111619                         .0000       11/01/00            00
    0412111619                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3814210                           9.3750         52,800.00        100
    CAMPBELL            WILLIAM       9.3750         52,800.00         ZZ
    4813 BIRCHWOOD COURT              9.1250            439.16         1
                                       .0000            439.16         90
    PENSACOLA       FL    32503        .0000       09/21/00         58,700.00
    0412119950                         .0000       11/01/00            04
    0412119950                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3814213                          10.0000        277,600.00        100
    BALK                RICHARD      10.0000        277,600.00         ZZ
    2183 MOUNTAIN FOLKS WAY           9.7500          2,436.14         1
                                       .0000          2,436.14         80
    SEVIERVILLE     TN    37876        .0000       09/21/00        347,000.00
    0412124554                         .0000       11/01/00            00
    0412124554                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3814215                          10.0000        123,200.00        100
    BALK                RICHARD      10.0000        123,200.00         ZZ
    2185 MOUNTAIN FOLKS WAY           9.7500          1,081.17         1
                                       .0000          1,081.17         80
    SEVIERVILLE     TN    37876        .0000       09/21/00        154,000.00
    0412125874                         .0000       11/01/00            00
    0412125874                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3814216                          10.0000        174,400.00        100
    BALK                RICHARD      10.0000        174,400.00         ZZ
    1963 MOUNTAIN FOLKS WAY           9.7500          1,530.48         1
                                       .0000          1,530.48         80
    SEVIERVILLE     TN    37876        .0000       09/21/00        218,000.00
    0412125882                         .0000       11/01/00            00
    0412125882                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3814219                           9.5000        296,400.00        100
    BRAN                LUIS          9.5000        296,400.00         ZZ
    5727 PRIORY STREET                9.2500          2,492.29         4
                                       .0000          2,492.29         95
    BELL GARDENS    CA    90201        .0000       09/08/00        312,000.00
    0412126856                         .0000       11/01/00            01
    0412126856                         .0000       10/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3814226                           8.8750        119,750.00        100
    CASTRO              AMY           8.8750        119,750.00         ZZ
    329 VIOLETTA AVENUE               8.6250            952.78         1
                                       .0000            952.78         85
    N. LAS VEGAS    NV    89031        .0000       09/19/00        140,915.00
    0412144917                         .0000       11/01/00            01
    0412144917                         .0000       10/01/30           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3814229                           9.1250         70,000.00        100
    DOVEN               CHARLES       9.1250         70,000.00         ZZ
    2448 GUNNISON STREET              8.8750            569.54         1
                                       .0000            569.54         49
    COLORADO SPRIN  CO    80909        .0000       09/21/00        145,000.00
    0412152381                         .0000       11/01/00            00
    0412152381                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3814251                           9.6250         86,400.00        100
    CHO                 SEUNG         9.6250         86,358.60         ZZ
    133 SOUTH WINTON AVENUE           9.3750            734.40         1
                                       .0000            734.40         80
    LA PUENTE       CA    91744        .0000       08/28/00        108,000.00
    0432283067                         .0000       10/01/00            00
    1382497                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3814292                           9.2500        148,000.00        100
    TORTORETE           ANTHONY       9.2500        147,923.27         ZZ
    3004 HARBORSIDE DRIVE             9.0000          1,217.56         1
                                       .0000          1,217.56         80
    LAS VEGAS       NV    89147        .0000       08/24/00        185,000.00
    0432282812                         .0000       10/01/00            00
    1379387                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3814317                           8.6250        128,000.00        100
    POTTS               LLOYD         8.6250        128,000.00         ZZ
    107 FOX HOLLOW DRIVE              8.3750            995.57         1
                                       .0000            995.57         71
    GEORGETOWN      TX    78628        .0000       09/15/00        182,000.00
    0432310084                         .0000       11/01/00            00
    74601910                           .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    G52/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3814438                           9.3750        110,000.00        100
    RICCI               CHRISTOPH     9.3750        110,000.00         ZZ
    2501 VIENNA COURT                 9.1250            914.93         1
                                       .0000            914.93         55
    MODESTO         CA    95350        .0000       09/05/00        202,000.00
    0432282986                         .0000       11/01/00            00
    1381578                            .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3814503                           8.3750        120,440.00        100
    FLEMING             NICOLE        8.3750        120,289.74         ZZ
    1209 WANDA AVENUE                 8.1250            915.44         1
                                       .0000            915.44         80
    SEASIDE         CA    93955        .0000       07/14/00        150,550.00
    0432297901                         .0000       09/01/00            00
    60223765                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    3814563                           9.3750         38,400.00        100
    WORDEN              CHRIS         9.3750         38,361.05         ZZ
    147 NORTH CAROLINE STREET         9.1250            319.40         1
                                       .0000            319.40         80
    DAYTONA BEACH   FL    32114        .0000       07/31/00         48,000.00
1


    0432298248                         .0000       09/01/00            00
    6022138110                         .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3814618                           9.0000         75,000.00        100
    MARDEN              BRUCE         9.0000         74,917.75         ZZ
    578 BOYDS DRIVE                   8.7500            603.47         1
                                       .0000            603.47         73
    MARIETTA        GA    30067        .0000       07/19/00        104,000.00
    0432297984                         .0000       09/01/00            00
    60225109                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3814669                           9.7500        187,500.00        100
    GRAEBER             ANTHONY       9.7500        187,412.52         ZZ
    8689 RAINBOW AVENUE               9.5000          1,610.92         1
                                       .0000          1,610.92         75
    KINGS BEACH     CA    96143        .0000       08/22/00        250,000.00
    0432289023                         .0000       10/01/00            00
    1380532                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3814677                           9.1250        164,500.00        100
    CLARK               DOUGLAS       9.1250        164,324.25         ZZ
1


    1113 NECK ROAD                    8.8750          1,338.43         1
                                       .0000          1,338.43         70
    PONTE VEDRA BE  FL    32082        .0000       07/26/00        235,000.00
    0432297828                         .0000       09/01/00            00
    60223476                           .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    601/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3814714                           8.8750         87,900.00        100
    BOWMAN              CATHRYN       8.8750         87,850.71         ZZ
    363 SOUTH ARCHER DRIVE            8.6250            699.38         1
                                       .0000            699.38         80
    PUEBLO WEST     CO    81007        .0000       09/07/00        109,900.00
    0432284800                         .0000       10/01/00            00
    1383518                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3814767                           9.8750        102,850.00        100
    WEAVER              SHERI         9.8750        102,850.00         ZZ
    1419 BRASS RIDGE DRIVE            9.6250            893.10         2
                                       .0000            893.10         90
    AUSTIN          TX    78723        .0000       09/07/00        114,280.00
    0432283778                         .0000       11/01/00            12
    1380390                            .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3814836                           9.0000         86,200.00        100
    FERNANDES           ILDO          9.0000         86,200.00         ZZ
    40-42 HICKS STREET                8.7500            693.58         3
                                       .0000            693.58         75
    PAWTUCKET       RI    02860        .0000       09/26/00        115,000.00
    0432315869                         .0000       11/01/00            00
    029705301989                       .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    K15/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3814884                           9.7500         93,700.00        100
    GRAEBER             ANTHONY       9.7500         93,656.28         ZZ
    8683 RAINBOW AVENUE               9.5000            805.03         2
                                       .0000            805.03         65
    KINGS BEACH     CA    96143        .0000       08/22/00        145,000.00
    0432284297                         .0000       10/01/00            00
    1380525                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3814950                           8.8750        202,500.00        100
    GARCIA              LEOBARDO      8.8750        202,386.47         ZZ
    3801 JEROME AVENUE                8.6250          1,611.19         1
                                       .0000          1,611.19         76
    SKOKIE          IL    60076        .0000       08/22/00        268,000.00
    0432284651                         .0000       10/01/00            00
    1378441                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3815244                           8.5000         62,000.00        100
    KOFSKY              EAN           8.5000         61,962.44         ZZ
    9815 COWDEN ST                    8.2500            476.73         1
                                       .0000            476.73         74
    PHILADELPHIA    PA    19115        .0000       08/25/00         84,500.00
    0000093047                         .0000       10/01/00            00
    0000093047                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3815245                           8.5000        500,000.00        100
    MANGANARO           TODD          8.5000        499,697.10         ZZ
    141 CONDUIT STREET                8.2500          3,844.57         1
                                       .0000          3,844.57         75
    ANNAPOLIS       MD    21401        .0000       08/24/00        670,000.00
    0000093292                         .0000       10/01/00            00
    0000093292                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3815303                           8.7500        308,800.00        100
    CARRICO             ANNETTE       8.7500        308,622.33         ZZ
    2913 OLD TRAFFORD WAY             8.5000          2,429.34         1
                                       .0000          2,429.34         79
    RALEIGH         NC    27606        .0000       08/16/00        395,000.00
    0000127364                         .0000       10/01/00            00
    0000127364                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3815438                           8.5000        203,950.00        100
    AGAPETUS            HERB          8.5000        203,826.45         ZZ
    5000 MISSION OAKS DRIVE           8.2500          1,568.20         1
    UNIT 2                             .0000          1,568.20         80
    AUSTIN          TX    78735        .0000       08/25/00        254,950.00
    0432285088                         .0000       10/01/00            00
    1380676                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3815500                           9.2500        360,000.00        100
    SPIEGEL             ROY           9.2500        359,813.36         ZZ
    5500 SAN JUAN WAY                 9.0000          2,961.64         1
                                       .0000          2,961.64         80
    PLEASANTON      CA    94566        .0000       08/25/00        450,000.00
    0432285203                         .0000       10/01/00            00
    1382603                            .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    196/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3817069                           8.8750        106,400.00        100
    HARIPAL             SHAILENDR     8.8750        106,400.00         ZZ
    204 BEVERLY BLVD.                 8.6250            846.57         3
                                       .0000            846.57         90
    VALRICO         FL    33594        .0000       09/29/00        118,250.00
    0432308377                         .0000       11/01/00            04
    95363                              .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    E45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3817421                           9.5000         76,000.00        100
    ORTIZ               RAYMOND       9.5000         76,000.00         ZZ
    276 PINE ST                       9.2500            639.05         2
                                       .0000            639.05         80
    JERSEY CITY     NJ    07304        .0000       09/26/00         95,000.00
    0432315489                         .0000       11/01/00            00
    011005301451                       .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    K15/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3818544                           8.7500        101,950.00        100
    LABAUME             SUE           8.7500        101,950.00         ZZ
    111 AIRPORT                       8.5000            802.04         1
                                       .0000            802.04         68
    MOULTON         TX    77975        .0000       09/13/00        150,000.00
    0412075871                         .0000       11/01/00            00
    0412075871                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3818547                           9.3750         45,000.00        100
    GRASSO              JO ANNE       9.3750         45,000.00         ZZ
    31 BRIAR MILLS DRIVE              9.1250            374.29         1
                                       .0000            374.29         80
    BRICK TOWNSHIP  NJ    08723        .0000       09/22/00         56,500.00
1


    0412103475                         .0000       11/01/00            00
    0412103475                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    3818548                           8.3750        121,500.00        100
    LAWRENCE            DANIEL        8.3750        121,500.00         ZZ
    1435 HERITAGE OAK DRIVE           8.1250            923.49         1
                                       .0000            923.49         79
    CHICO           CA    95928        .0000       09/14/00        155,000.00
    0412104036                         .0000       11/01/00            00
    0412104036                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3818552                           9.2500        274,500.00        100
    HENDERSON           SANDRA        9.2500        274,500.00         ZZ
    804 SOUTH ALAMO STREET            9.0000          2,258.24         1
                                       .0000          2,258.24         90
    WEATHERFORD     TX    76086        .0000       09/21/00        305,000.00
    0412122111                         .0000       11/01/00            01
    0412122111                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3818553                           9.6250         97,850.00        100
    OBLAD               MIKE          9.6250         97,850.00         ZZ
1


    2820 ADAMS AVENUE                 9.3750            831.71         3
                                       .0000            831.71         95
    OGDEN           UT    84403        .0000       09/22/00        103,000.00
    0412123432                         .0000       11/01/00            01
    0412123432                         .0000       10/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3818557                           9.5000        200,000.00        100
    RAPHAEL             RICHARD       9.5000        200,000.00         ZZ
    43 PILGRIM ROAD                   9.2500          1,681.71         1
                                       .0000          1,681.71         54
    MARBLEHEAD      MA    01945        .0000       09/18/00        375,000.00
    0412126898                         .0000       11/01/00            00
    0412126898                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3818559                           8.1250        113,600.00        100
    GOODBAR             WILLIAM       8.1250        113,600.00         ZZ
    2334 PHILLIPS ROAD                7.8750            843.48         1
                                       .0000            843.48         75
    AUBURN HILLS    MI    48326        .0000       09/12/00        151,500.00
    0412130916                         .0000       11/01/00            00
    0412130916                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    3818560                           9.1250         73,250.00        100
    ENGELHARDT          MICKEY        9.1250         73,250.00         ZZ
    6603 ASHLEY COURT                 8.8750            595.99         1
                                       .0000            595.99         65
    GRANBURY        TX    76049        .0000       09/15/00        113,000.00
    0412131401                         .0000       11/01/00            00
    0412131401                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3818561                           9.3750        167,400.00        100
    HOLT                AMANDA        9.3750        167,400.00         ZZ
    2224 PARK PLACE AVENUE            9.1250          1,392.35         1
                                       .0000          1,392.35         90
    FORT WORTH      TX    76006        .0000       09/22/00        186,000.00
    0412131773                         .0000       11/01/00            01
    0412131773                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3818569                           8.6250         63,000.00        100
    ERTL                JANN          8.6250         63,000.00         ZZ
    709 A & B EAST BELMONT STREET     8.3750            490.01         2
                                       .0000            490.01         70
    CALDWELL        ID    83605        .0000       09/18/00         90,000.00
    0412139388                         .0000       11/01/00            00
    0412139388                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3818570                           9.1250        130,900.00        100
    ESCARENO            DIANA         9.1250        130,900.00         ZZ
    348 NUEVO COURT                   8.8750          1,065.05         1
                                       .0000          1,065.05         87
    HENDERSON       NV    89014        .0000       09/19/00        150,900.00
    0412141871                         .0000       11/01/00            01
    0412141871                         .0000       10/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3818571                           9.7500         36,850.00        100
    GRAVES              PAUL          9.7500         36,850.00         ZZ
    5130 BEACON HILL DRIVE            9.5000            316.60         1
                                       .0000            316.60         80
    NEW PORT RICHE  FL    34652        .0000       09/22/00         46,100.00
    0412143638                         .0000       11/01/00            00
    0412143638                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3818572                           9.6250         77,450.00        100
    O'REILLY            KEVIN         9.6250         77,450.00         ZZ
    1902-1904 MAPLE AVENUE            9.3750            658.32         4
                                       .0000            658.32         90
    CINCINNATI      OH    45212        .0000       09/22/00         86,100.00
    0412143661                         .0000       11/01/00            01
    0412143661                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3818573                           9.0000        177,600.00        100
    BUCHOLZ             CHICKIE       9.0000        177,600.00         ZZ
    1550 NW 195TH STREET UNIT#108     8.7500          1,429.01         1
                                       .0000          1,429.01         80
    SHORELINE       WA    98177        .0000       09/14/00        222,000.00
    0412143927                         .0000       11/01/00            00
    0412143927                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3818574                           8.8750         88,200.00        100
    WATTS               STEPHEN       8.8750         88,200.00         ZZ
    412 ENGLISH STREET                8.6250            701.76         1
                                       .0000            701.76         90
    HOUSTON         TX    77009        .0000       09/22/00         98,000.00
    0412144768                         .0000       11/01/00            01
    0412144768                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3818579                           9.3750        204,300.00        100
    CONDE               PEDRO         9.3750        204,300.00         ZZ
    2217 BRUN STREET                  9.1250          1,699.26         3
                                       .0000          1,699.26         90
    HOUSTON         TX    77019        .0000       09/22/00        227,000.00
    0412148660                         .0000       11/01/00            10
    0412148660                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3818581                           9.7500        114,300.00        100
    DOUGLASS            JACQUELIN     9.7500        114,300.00         ZZ
    4208 ROCKWOOD AVENUE              9.5000            982.01         2
                                       .0000            982.01         90
    INDIANAPOLIS    IN    46208        .0000       09/22/00        127,000.00
    0412150187                         .0000       11/01/00            01
    0412150187                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3818582                           9.2500        364,150.00        100
    WRIGHT              RICHARD       9.2500        364,150.00         ZZ
    4321 AUTUMN MEADOWS DRIVE         9.0000          2,995.77         1
                                       .0000          2,995.77         95
    PLANO           TX    75024        .0000       09/22/00        383,342.00
    0412153215                         .0000       11/01/00            01
    0412153215                         .0000       10/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3818649                           9.5000        210,000.00        100
    FREDERICK           DEBRA         9.5000        210,000.00         ZZ
    500 SOUTH EDGEMERE DRIVE          9.2500          1,765.79         1
                                       .0000          1,765.79         57
    OCEAN TWP       NJ    07711        .0000       09/15/00        370,000.00
1


    0432297000                         .0000       11/01/00            00
    13357                              .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    K88/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3818675                           9.5000        130,000.00        100
    KACHIROUBAS         CHRIST        9.5000        130,000.00         ZZ
    501 NORTH HAMLIN AVENUE           9.2500          1,093.11         1
                                       .0000          1,093.11         32
    PARK RIDGE      IL    60068        .0000       09/15/00        416,000.00
    0209520442                         .0000       11/01/00            00
    0209520442                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3819036                           9.2500        208,000.00        100
    AN                  CHONG         9.2500        208,000.00         ZZ
    9566 GALECREST DRIVE              9.0000          1,711.16         1
                                       .0000          1,711.16         80
    CINCINNATI      OH    45231        .0000       09/22/00        261,000.00
    0400322863                         .0000       11/01/00            00
    0400322863                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3819037                           8.8750         63,000.00        100
    BAHR                LLOYD         8.8750         63,000.00         ZZ
1


    2006 KAUFFMAN AVENUE              8.6250            501.26         1
                                       .0000            501.26         48
    VANCOUVER       WA    98665        .0000       09/18/00        133,000.00
    0400308738                         .0000       11/01/00            00
    0400308730                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3819039                           8.8750        120,000.00        100
    ENGLEBERG           MIRIAM        8.8750        120,000.00         ZZ
    213 POINT COURT                   8.6250            954.77         1
                                       .0000            954.77         66
    LAWRENCEVILLE   NJ    08648        .0000       09/19/00        182,286.00
    0400303699                         .0000       11/01/00            00
    0400303699                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3819045                           9.3750        229,050.00        100
    SCARDINA            MICHAEL       9.3750        229,050.00         ZZ
    5938 PINE HOLLOW ROAD             9.1250          1,905.12         1
                                       .0000          1,905.12         85
    CARPENTERSVILL  IL    60110        .0000       09/25/00        269,510.00
    0400267977                         .0000       11/01/00            04
    0400267977                         .0000       10/01/30           12
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    3819198                           8.6250         72,900.00        100
    MICHAEL             PETER         8.6250         72,900.00         ZZ
    1115 PILGRIM WAY                  8.3750            567.01         1
                                       .0000            567.01         90
    MARIETTA        GA    30064        .0000       09/27/00         81,000.00
    0432313872                         .0000       11/01/00            11
    12311                              .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    A52/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3820710                           8.5000        308,000.00        100
    GILBERT JR          JOHN          8.5000        308,000.00         ZZ
    5624 OVERBROOK                    8.2500          2,368.25         1
                                       .0000          2,368.25         80
    HOUSTON         TX    77056        .0000       09/11/00        385,000.00
    0432293165                         .0000       11/01/00            00
    10334                              .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    758/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3821388                           9.0000        125,600.00        100
    KEITH               BOWDEN        9.0000        125,600.00         ZZ
    14 CHAPMAN COURT                  8.7500          1,010.61         1
                                       .0000          1,010.61         80
    QUEENSBURY      NY    12804        .0000       09/15/00        157,000.00
    0189614986                         .0000       11/01/00            00
    0189614986                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3823145                           9.0000         68,000.00        100
    SHERER              PAUL          9.0000         68,000.00         ZZ
    148 FORREST DALE DRIVE            8.7500            611.81         1
                                       .0000            611.81         94
    JASPER          AL    35501        .0000       09/19/00         73,000.00
    0412087355                         .0000       11/01/00            04
    0412087355                         .0000       10/01/20           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      240                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3823158                           9.7500         81,500.00        100
    MCCLINTON           ROBERT        9.7500         81,500.00         ZZ
    64 DWIGHT                         9.5000            700.21         1
                                       .0000            700.21         78
    PONTIAC         MI    48351        .0000       09/20/00        105,000.00
    0412121782                         .0000       11/01/00            00
    0412121782                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3823160                           9.2500        104,000.00        100
    CAMPBELL            LARRY         9.2500        104,000.00         ZZ
    501 WATER OAK LANE                9.0000            855.58         1
                                       .0000            855.58         75
    MANDEVILLE      LA    70471        .0000       09/19/00        140,000.00
    0412123721                         .0000       11/01/00            00
    0412123721                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3823165                           9.1250        221,600.00        100
    MAHER               KENNETH       9.1250        221,600.00         ZZ
    1753 S WILLIAMS STREET            8.8750          1,803.01         1
                                       .0000          1,803.01         80
    DENVER          CO    80210        .0000       09/20/00        277,000.00
    0412127532                         .0000       11/01/00            00
    0412127532                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3823171                           9.1250        175,950.00        100
    BLACKWELL           TERRI         9.1250        175,950.00         ZZ
    2468 EAST 22ND STREET             8.8750          1,431.59         4
                                       .0000          1,431.59         90
    OAKLAND         CA    94601        .0000       09/13/00        195,500.00
    0412130700                         .0000       11/01/00            01
    0412130700                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3823172                           8.8750        141,300.00        100
    ONTIVEROZ           STEVE         8.8750        141,300.00         ZZ
    1761 EAST HARMON AVENUE           8.6250          1,124.25         4
                                       .0000          1,124.25         63
    LAS VEGAS       NV    89119        .0000       09/15/00        225,000.00
    0412131088                         .0000       11/01/00            00
    0412131088                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3823179                           9.3750        202,500.00        100
    HUERTA              NORBERTO      9.3750        202,500.00         ZZ
    1045,1047,1057,1059 TREMO         9.1250          1,684.29         4
                                       .0000          1,684.29         75
    LOS ANGELES     CA    90033        .0000       09/18/00        270,000.00
    0412140774                         .0000       11/01/00            00
    0412140774                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3823180                           8.7500        285,600.00        100
    HAMILTON            DARREN        8.7500        285,600.00         ZZ
    1425 & 1427 PARK AVENUE           8.5000          2,246.82         2
                                       .0000          2,246.82         80
    LONG BEACH      CA    90804        .0000       09/19/00        357,000.00
    0412142069                         .0000       11/01/00            00
    0412142069                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3823182                           8.8750        160,000.00        100
    DORTON              ANNE          8.8750        160,000.00         ZZ
    474 RIVER DRIVE                   8.6250          1,273.03         1
                                       .0000          1,273.03         80
    DEBARY          FL    32713        .0000       09/15/00        200,000.00
1


    0412143067                         .0000       11/01/00            00
    0412143067                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3823183                           9.8750        103,500.00        100
    GLADKOV             ALEXANDER     9.8750        103,500.00         ZZ
    900-902 26TH AVENUE NE            9.6250            898.74         2
                                       .0000            898.74         90
    MINNEAPOLIS     MN    55418        .0000       09/25/00        115,000.00
    0412143166                         .0000       11/01/00            04
    0412143166                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3823188                           9.6250         54,000.00        100
    FAULKNER            DEREK         9.6250         54,000.00         ZZ
    3423 BURT ST.                     9.3750            458.99         1
                                       .0000            458.99         78
    OMAHA           NE    68131        .0000       09/25/00         70,000.00
    0412155376                         .0000       11/01/00            00
    0412155376                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3823764                           8.8750        549,500.00        100
    DANCEY              TERRENCE      8.8750        549,191.94         T
1


    282 STATE HIGHWAY 173             8.6250          4,372.07         1
                                       .0000          4,372.07         70
    LAKE ARROWHEAD  CA    92352        .0000       08/24/00        785,000.00
    09759594                           .0000       10/01/00            00
    09759594                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3827546                           9.8750         56,000.00        100
    SANDERS             MARCUS        9.8750         55,974.55         ZZ
    253 COLORADO                      9.6250            486.28         1
                                       .0000            486.28         80
    HIGHLAND PARK   MI    48203        .0000       08/30/00         70,000.00
    0412098782                         .0000       10/01/00            00
    0412098782                         .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3827550                           9.2500        109,600.00        100
    CATE                MICHAEL       9.2500        109,600.00         ZZ
    16 BLACKSTONE AVENUE              9.0000            901.65         1
                                       .0000            901.65         80
    ASHEVILLE       NC    28804        .0000       09/26/00        137,000.00
    0412125619                         .0000       11/01/00            00
    0412125619                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3827552                           9.8750         48,000.00        100
    ROGERS              WILLIE        9.8750         48,000.00         ZZ
    2901 CLIFTON STREET               9.6250            416.81         1
                                       .0000            416.81         80
    ROANOKE         VA    24017        .0000       09/20/00         60,000.00
    0412129777                         .0000       11/01/00            00
    0412129777                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3827555                           8.7500        385,000.00        100
    BEAUCHAMP           NANCY         8.7500        385,000.00         ZZ
    4706 PLANTATION ROAD              8.5000          3,028.80         1
                                       .0000          3,028.80         65
    OZARK           AR    72949        .0000       09/21/00        595,000.00
    0412134355                         .0000       11/01/00            00
    0412134355                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3827561                           9.0000         62,000.00        100
    SLAGLE              LARRY         9.0000         62,000.00         T
    6386 RANCHO MISSION ROAD          8.7500            498.87         1
    UNIT # 307                         .0000            498.87         80
    SAN DIEGO       CA    92108        .0000       09/18/00         77,750.00
    0412139420                         .0000       11/01/00            00
    0412139420                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3827567                           9.6250         90,000.00        100
    NORMANDIE SR        ROBERT        9.6250         90,000.00         ZZ
    138 MAPLE STREET                  9.3750            764.99         1
                                       .0000            764.99         90
    KILLINGLY       CT    06239        .0000       09/26/00        100,000.00
    0412145138                         .0000       11/01/00            10
    0412145138                         .0000       10/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3827569                           8.7500         90,250.00        100
    CHANG               JACQUELIN     8.7500         90,250.00         ZZ
    20311 SILBURY COURT               8.5000            710.00         1
                                       .0000            710.00         95
    KATY            TX    77450        .0000       09/26/00         95,000.00
    0412147654                         .0000       11/01/00            10
    0412147654                         .0000       10/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3827574                           9.0000         60,300.00        100
    FRANKLIN            NOLAN         9.0000         60,300.00         ZZ
    1906 NW FLOYD AVENUE              8.7500            485.19         1
                                       .0000            485.19         90
    LAWTON          OK    73507        .0000       09/21/00         67,000.00
    0412149973                         .0000       11/01/00            01
    0412149973                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3827577                           8.7500        411,400.00        100
    CORMIER             RICHARD       8.7500        411,400.00         ZZ
    3047 WINDMILL CANYON DRIVE        8.5000          3,236.49         1
                                       .0000          3,236.49         85
    CLAYTON         CA    94517        .0000       09/20/00        484,000.00
    0412155392                         .0000       11/01/00            01
    0412155392                         .0000       10/01/30           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3827581                           9.0000         80,000.00        100
    SEIPEL              JEAN          9.0000         80,000.00         ZZ
    1431 PARK GARDEN ROAD             8.7500            643.70         1
                                       .0000            643.70         80
    GREAT FALLS     MT    59404        .0000       09/26/00        100,000.00
    0412158164                         .0000       11/01/00            00
    0412158164                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3827582                           9.0000        120,600.00        100
    GRAINGER            TAMMY         9.0000        120,600.00         ZZ
    988 WEST DUPONT AVENUE            8.7500            970.37         1
                                       .0000            970.37         90
    SALT LAKE CITY  UT    84116        .0000       09/21/00        134,000.00
    0412158180                         .0000       11/01/00            11
    0412158180                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3828209                           9.6250         41,600.00        100
    MILONSKI            TADESZ        9.6250         41,600.00         ZZ
    137 REVERE ROAD                   9.3750            353.60         1
                                       .0000            353.60         80
    GREENWICH TOWN  NJ    08886        .0000       09/25/00         52,000.00
    0400305678                         .0000       11/01/00            00
    0400305678                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3828221                           8.8750        136,000.00        100
    CALDWELL            ROBERTA       8.8750        136,000.00         ZZ
    7724 CREST AVENUE                 8.6250          1,082.08         1
                                       .0000          1,082.08         66
    OAKLAND         CA    94605        .0000       08/31/00        208,000.00
    09762396                           .0000       11/01/00            00
    09762396                           .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    286/286                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3828468                           8.6250        250,000.00        100
    GULLETT JR          LLOYD         8.6250        250,000.00         ZZ
    152 MICA ROAD                     8.3750          1,944.47         1
                                       .0000          1,944.47         63
    GOLDEN          CO    80403        .0000       09/25/00        400,000.00
1


    0432316891                         .0000       11/01/00            00
    10001663                           .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E76/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3828696                           8.2500        330,000.00        100
    SMITH               ROGER         8.2500        330,000.00         ZZ
    3077 BIANCA CIRCLE                7.7500          2,479.18         1
                                       .0000          2,479.18         75
    SIMI VALLEY     CA    93063        .0000       09/08/00        440,000.00
    16859449                           .0000       11/01/00            00
    16859449                           .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    405/405                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3830227                           8.5000        350,000.00        100
    BRIGGS              GARY          8.5000        349,587.97         ZZ
    231 VISTA CIRCLE DRIVE            8.2500          2,691.20         1
                                       .0000          2,691.20         76
    SIERRA MADRE    CA    91024        .0000       08/25/00        465,000.00
    16794323                           .0000       10/01/00            00
    16794323                           .0000       09/01/30            0
    0                                  .0000       00/00/00        00/00/00
    405/405                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3831046                           9.3750         81,900.00        100
    COOPER              JERRY         9.3750         81,900.00         ZZ
1


    1010 EAST 5TH STREET              9.1250            681.20         1
                                       .0000            681.20         70
    LOVELAND        CO    80537        .0000       09/27/00        117,000.00
    0432311637                         .0000       11/01/00            00
    73013800393F                       .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3831350                           8.7500        112,000.00        100
    VANDREASON          KEITH         8.7500        112,000.00         ZZ
    3730 NW 20 STREET                 8.5000            881.10         1
                                       .0000            881.10         80
    COCONUT CREEK   FL    33066        .0000       09/27/00        140,000.00
    0412095390                         .0000       11/01/00            00
    0412095390                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3831353                           9.5000         96,600.00        100
    KLENK               COLLEEN       9.5000         96,600.00         ZZ
    1267 HILLTOP COURT                9.2500            812.27         1
                                       .0000            812.27         80
    MAPLEWOOD       MN    55109        .0000       09/27/00        121,000.00
    0412105371                         .0000       11/01/00            00
    0412105371                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000
1




    3831354                           9.5000        108,000.00        100
    KLENK               COLLEEN       9.5000        108,000.00         ZZ
    4817 HELENA ROAD                  9.2500            908.12         1
                                       .0000            908.12         80
    OAKDALE         MN    55128        .0000       09/27/00        135,000.00
    0412105413                         .0000       11/01/00            00
    0412105413                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    3831355                           8.5000        104,100.00        100
    MADDEN, II          CLARNECE      8.5000        104,100.00         ZZ
    313 CROWE DRIVE                   8.2500            800.44         1
                                       .0000            800.44         90
    EULESS          TX    76040        .0000       09/27/00        115,673.00
    0412107682                         .0000       11/01/00            01
    0412107682                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    3831357                           8.5000         63,000.00        100
    TATUM               SAMUEL        8.5000         63,000.00         ZZ
    257 IRIS AVENUE                   8.2500            484.42         1
                                       .0000            484.42         70
    JACKSON         MS    39206        .0000       09/22/00         90,000.00
    0412108243                         .0000       11/01/00            00
    0412108243                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3831358                           8.7500        123,200.00        100
    CRULL               BRIAN         8.7500        123,200.00         ZZ
    7884 QUERIDA LANE                 8.5000            969.21         1
                                       .0000            969.21         79
    DALLAS          TX    75248        .0000       09/22/00        156,000.00
    0412108938                         .0000       11/01/00            00
    0412108938                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3831362                           8.8750        128,000.00        100
    ADRAGNA             PAUL          8.8750        128,000.00         ZZ
    1222 SOUTH LAFAYETTE STREET       8.6250          1,018.43         1
                                       .0000          1,018.43         80
    SAN GABRIEL     CA    91776        .0000       09/18/00        160,000.00
    0412114456                         .0000       11/01/00            00
    0412114456                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3831372                           9.0000         75,000.00        100
    LEVENTHAL           RUBEN         9.0000         75,000.00         ZZ
    111 N. POMPANO BEACH BLVD         8.7500            603.47         1
    UNIT # 605                         .0000            603.47         60
    POMPANO BEACH   FL    33062        .0000       09/27/00        125,000.00
    0412128951                         .0000       11/01/00            00
    0412128951                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000


    3831373                           8.8750        121,600.00        100
    VONDERLAGE          LAURIE        8.8750        121,600.00         ZZ
    4470 DURHAM COURT                 8.6250            967.50         1
                                       .0000            967.50         80
    DENVER          CO    80239        .0000       09/20/00        152,000.00
    0412129918                         .0000       11/01/00            00
    0412129918                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3831386                           9.5000        117,000.00        100
    BROEKHOVEN          WILLIAM       9.5000        117,000.00         ZZ
    520 ORTON AVENUE #202             9.2500            983.80         1
                                       .0000            983.80         90
    FORT LAUDERDAL  FL    33304        .0000       09/22/00        130,000.00
    0412140188                         .0000       11/01/00            10
    0412140188                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    3831387                           9.0000         98,000.00        100
    SCHULTZ             RUSSELL       9.0000         98,000.00         ZZ
    2720 18TH AVE EAST                8.7500            788.53         1
                                       .0000            788.53         80
    NORTH ST PAUL   MN    55109        .0000       09/27/00        122,500.00
    0412140329                         .0000       11/01/00            00
    0412140329                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3831391                           8.7500        273,000.00        100
    OLIVER              LANCE         8.7500        273,000.00         ZZ
    1867 RIDGEVIEW DRIVE              8.5000          2,147.69         1
                                       .0000          2,147.69         79
    ROSEVILLE       CA    95661        .0000       09/21/00        346,000.00
    0412144842                         .0000       11/01/00            00
    0412144842                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3831392                           9.0000        500,000.00        100
    DEMPSEY             WILLIAM       9.0000        500,000.00         ZZ
    6340 SUNSET DRIVE                 8.7500          4,023.11         1
                                       .0000          4,023.11         80
    SOUTH LYON      MI    48178        .0000       09/22/00        625,000.00
    0412146367                         .0000       11/01/00            00
    0412146367                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3831397                           9.3750        120,000.00        100
    GAUDETTE            FRANCIS       9.3750        120,000.00         ZZ
    551 NORTHEAST 200TH PLACE         9.1250            998.10         1
                                       .0000            998.10         80
    GRESHAM         OR    97030        .0000       09/21/00        150,000.00
1


    0412148397                         .0000       11/01/00            00
    0412148397                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3831399                           8.5000        120,500.00        100
    JONES               KEVIN         8.5000        120,500.00         ZZ
    36530 LUCAS DRIVE                 8.2500            926.54         1
                                       .0000            926.54         69
    DENHAM SPRINGS  LA    70706        .0000       09/22/00        175,000.00
    0412150070                         .0000       11/01/00            00
    0412150070                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3831407                           8.7500        100,050.00        100
    HAWFIELD            REBECCA       8.7500        100,050.00         ZZ
    8000 STEPHENS MILL ROAD           8.5000            787.09         1
                                       .0000            787.09         46
    MATTHEWS        NC    28104        .0000       09/26/00        217,500.00
    0412159170                         .0000       11/01/00            00
    0412159170                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3831630                           8.8750         57,150.00        100
    BROWN               MICHELYN      8.8750         54,718.56         ZZ
1


    1720 SURREY LANE                  8.6250            454.71         1
                                       .0000            454.71         44
    POMONA          CA    91768        .0000       07/25/00        130,000.00
    0432304202                         .0000       09/01/00            00
    W00070806                          .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    944/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3832090                           8.7500         67,000.00        100
    MONACELLI JR        HAROLD        8.7500         67,000.00         ZZ
    760 PENFIELD ROAD                 8.5000            527.09         1
                                       .0000            527.09         63
    ROCHESTER       NY    14625        .0000       09/15/00        107,000.00
    0249611325                         .0000       11/01/00            00
    0249611325                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3832154                           9.8750        118,800.00        100
    MOORE               ARLON         9.8750        118,800.00         ZZ
    4220 TRESLER AVENUE               9.6250          1,031.60         4
                                       .0000          1,031.60         90
    NORTH HIGHLAND  CA    95660        .0000       09/15/00        132,000.00
    0432308757                         .0000       11/01/00            04
    60505654                           .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E23/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3835302                           9.6250         84,100.00        100
    JONES               LILLIE        9.6250         84,100.00         ZZ
    6701 SOUTHWEST 26 COURT           9.3750            714.84         1
                                       .0000            714.84         90
    MIRAMAR         FL    33023        .0000       09/28/00         93,477.00
    0412133290                         .0000       11/01/00            10
    0412133290                         .0000       10/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3835303                           8.8750         83,000.00        100
    THOMAS              JOHN          8.8750         83,000.00         T
    1351 SEVENTH STREET               8.6250            660.39         1
                                       .0000            660.39         57
    RIPON           CA    95366        .0000       09/22/00        146,000.00
    0412134389                         .0000       11/01/00            00
    0412134389                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3835316                           9.7500        130,200.00        100
    LAWTON              KYLE          9.7500        130,200.00         ZZ
    304 NORTH STREET                  9.5000          1,118.62         4
                                       .0000          1,118.62         95
    BURLINGTON      VT    05401        .0000       09/28/00        137,100.00
    0412149908                         .0000       11/01/00            10
    0412149908                         .0000       10/01/30           30
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3835321                           8.5000        108,100.00        100
    AULT                ROBERT        8.5000        108,100.00         ZZ
    8248 CEDAR CREST WAY              8.2500            831.20         1
                                       .0000            831.20         66
    SACRAMENTO      CA    95826        .0000       09/21/00        165,000.00
    0412152894                         .0000       11/01/00            00
    0412152894                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3835328                           9.1250         87,550.00        100
    ROUTH               SELINA        9.1250         87,550.00         ZZ
    1461 NE 32 COURT                  8.8750            712.34         1
                                       .0000            712.34         85
    POMPANO BEACH   FL    33064        .0000       09/28/00        103,000.00
    0412155038                         .0000       11/01/00            04
    0412155038                         .0000       10/01/30           12
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3835336                           9.3750        114,000.00        100
    BELCHER             JONATHAN      9.3750        114,000.00         ZZ
    205-01 115TH ROAD                 9.1250            948.19         2
                                       .0000            948.19         90
    ST ALBANS       NY    11412        .0000       09/28/00        127,000.00
    0412159295                         .0000       11/01/00            04
    0412159295                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3835452                           8.8750        468,750.00        100
    SIDELI              JOHN          8.8750        468,750.00         ZZ
    123 MITCHELL STREET               8.6250          3,729.59         1
                                       .0000          3,729.59         75
    HILLSDALE       NY    12529        .0000       09/18/00        625,000.00
    0189637846                         .0000       11/01/00            00
    0189637846                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3835580                           8.8750        150,000.00        100
    SHAFFER             MARY          8.8750        150,000.00         ZZ
    4601 MARSHALL HALL LANE           8.6250          1,193.47         1
                                       .0000          1,193.47         74
    FAIRFAX         VA    22033        .0000       09/15/00        205,000.00
    0169603865                         .0000       11/01/00            00
    0169603865                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3835773                           9.0000        108,400.00        100
    LOPEZ               LISSETTE      9.0000        108,400.00         ZZ
    19043 CLOYANNA                    8.7500            872.21         1
                                       .0000            872.21         80
    HUMBLE          TX    77346        .0000       09/12/00        135,500.00
    0432309995                         .0000       11/01/00            00
    7363010280                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    E47/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    3837750                           8.5000        111,200.00        100
    ANDERSON            GUY           8.5000        111,200.00         ZZ
    2115 WEST POINSETTIA DRIVE        8.2500            855.03         1
                                       .0000            855.03         80
    DAYTONA BEACH   FL    32124        .0000       09/28/00        139,000.00
    0400318960                         .0000       11/01/00            00
    0400318960                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3837753                           9.0000        129,600.00        100
    BRAVO               VIDAL         9.0000        129,600.00         ZZ
    39 VICTORIA WAY                   8.7500          1,042.79         1
                                       .0000          1,042.79         90
    CAMP HILL       PA    17011        .0000       09/27/00        144,000.00
    0400319901                         .0000       11/01/00            04
    0400319901                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3837754                           8.6250        116,000.00        100
    COCKE               MICHAEL       8.6250        116,000.00         ZZ
    3215 MIRAGE DRIVE                 8.3750            902.24         1
                                       .0000            902.24         80
    COLORADO SPRIN  CO    80920        .0000       09/27/00        145,000.00
1


    0400307674                         .0000       11/01/00            00
    0400307674                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3837764                           9.8750         38,500.00        100
    MEISING             ROBERT        9.8750         38,500.00         ZZ
    434-436 RIDGE AVENUE              9.6250            334.31         2
                                       .0000            334.31         70
    VERONA          PA    15147        .0000       09/29/01         55,000.00
    0400307906                         .0000       11/01/00            00
    0400307906                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3840206                           9.2500         57,550.00        100
    GAIGER              PHILLIP       9.2500         57,550.00         ZZ
    813 SPIKENARD DRIVE               9.0000            473.45         1
                                       .0000            473.45         54
    HENDERSON       NV    89015        .0000       09/25/00        107,000.00
    0412153892                         .0000       11/01/00            00
    0412153892                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3840213                           8.8750         93,750.00        100
    CHEEVER             MILTON        8.8750         93,750.00         ZZ
1


    1735 TRUDELL COURT SE             8.6250            745.92         1
                                       .0000            745.92         75
    ALBANY          OR    97321        .0000       09/27/00        125,000.00
    0412155228                         .0000       11/01/00            00
    0412155228                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3840214                           8.5000        127,800.00        100
    THOMPSON            ROMIE         8.5000        127,800.00         ZZ
    20416 SOUTH TIMBERSKY WAY         8.2500            982.67         1
                                       .0000            982.67         90
    OREGON CITY     OR    97045        .0000       09/25/00        142,000.00
    0412155251                         .0000       11/01/00            04
    0412155251                         .0000       10/01/30           25
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    3840218                           8.8750         93,750.00        100
    CHEEVER             MILTON        8.8750         93,750.00         ZZ
    1733 TRUDELL COURT SE             8.6250            745.92         1
                                       .0000            745.92         75
    ALBANY          OR    97321        .0000       09/27/00        125,000.00
    0412155640                         .0000       11/01/00            00
    0412155640                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    3840226                           8.8750         93,750.00        100
    CHEEVER             MILTON        8.8750         93,750.00         ZZ
    1717 TRUDELL COURT SE             8.6250            745.92         1
                                       .0000            745.92         75
    ALBANY          OR    97321        .0000       09/27/00        125,000.00
    0412157661                         .0000       11/01/00            00
    0412157661                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3840233                           8.8750        240,000.00        100
    ROBERTS             JAMES         8.8750        240,000.00         ZZ
    16884 SUMMER PLACE                8.6250          1,909.55         1
                                       .0000          1,909.55         80
    LAKE OSWEGO     OR    97035        .0000       09/25/00        302,000.00
    0412159949                         .0000       11/01/00            00
    0412159949                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3840235                           9.0000         70,400.00        100
    CHAVEZ              MARIA         9.0000         70,400.00         ZZ
    1117 EAST DECATUR AVENUE          8.7500            566.45         1
                                       .0000            566.45         80
    SUNNYSIDE       WA    98944        .0000       09/25/00         88,000.00
    0412160194                         .0000       11/01/00            00
    0412160194                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E22/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3842070                           8.6250        112,000.00        100
    JOBE                DENNIS        8.6250        112,000.00         ZZ
    706 QUAIL WALK                    8.3750            871.12         1
                                       .0000            871.12         80
    CLEBURNE        TX    76031        .0000       09/30/00        140,000.00
    0400316931                         .0000       11/01/00            00
    0400316931                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E82/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3843807                           9.8750         65,000.00        100
    THOMISON            JACKIE        9.8750         65,000.00         ZZ
    22 BRENDA LANE                    9.6250            564.43         1
                                       .0000            564.43         42
    ROUND ROCK      TX    78664        .0000       09/20/00        158,000.00
    0432314086                         .0000       11/01/00            00
    82007000466                        .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    624/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3843816                           9.0000         94,400.00        100
    HENRY               ROBERT        9.0000         94,400.00         ZZ
    1585 INWOOD DRIVE                 8.7500            759.56         1
                                       .0000            759.56         80
    EVANS           NY    14006        .0000       09/25/00        118,000.00
    0189523409                         .0000       11/01/00            00
    0189523409                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
1


      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3843877                           9.2500         65,000.00        100
    FOSTER              CHERYL        9.2500         65,000.00         ZZ
    31548 CHERRY HILL                 9.0000            534.74         1
                                       .0000            534.74         55
    GARDEN CITY     MI    48135        .0000       09/20/00        120,000.00
    0189566698                         .0000       11/01/00            00
    0189566698                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    168/168                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3845633                           8.5000        150,700.00        100
    MENDOZA             OSCAR         8.5000        150,700.00         ZZ
    5433 MAXIMILLIAN DRIVE            8.2500          1,158.75         1
                                       .0000          1,158.75         70
    SALIDA          CA    95368        .0000       09/05/00        215,350.00
    0432312189                         .0000       11/01/00            00
    83418                              .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3849921                           8.5000         41,900.00        100
    BROWAREK            MARY          8.5000         41,900.00         ZZ
    3511 ALDINE STREET                8.2500            322.18         1
                                       .0000            322.18         59
    PHILADELPHIA    PA    19136        .0000       09/20/00         71,900.00
    0432318665                         .0000       11/01/00            00
    3626043258                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
1


    822/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3851149                           9.5000         99,450.00        100
    ELBERT              CHRISTIAN     9.5000         99,450.00         ZZ
    2803 WEISMAN ROAD                 9.2500            836.23         1
                                       .0000            836.23         65
    SILVER SPRING   MD    20902        .0000       09/14/00        153,000.00
    0432314581                         .0000       11/01/00            00
    217709952                          .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    561/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3851191                           9.5000        106,000.00        100
    ELBERT              CHRISTIAN     9.5000        106,000.00         ZZ
    2805 WEISMAN ROAD                 9.2500            891.31         1
                                       .0000            891.31         65
    SILVER SPRING   MD    20902        .0000       09/14/00        164,000.00
    0432314656                         .0000       11/01/00            00
    217709952                          .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    561/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    3852009                           9.0000         89,000.00        100
    WELDY JR            JOSEPH        9.0000         88,701.67         ZZ
    2443 NOWLIN CIRCLE                8.7500            716.11         1
                                       .0000            716.11         77
    ACWORTH         GA    30102        .0000       07/26/00        116,000.00
1


    0432310134                         .0000       09/01/00            00
    88667                              .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3852214                           9.1250         92,000.00        100
    HARTSFIELD          ROBERT        9.1250         91,901.71         ZZ
    6418 N. CENTRAL AVE.              8.8750            748.54         1
                                       .0000            748.54         80
    TAMPA           FL    33604        .0000       07/31/00        115,000.00
    0432314268                         .0000       09/01/00            00
    87720                              .0000       08/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3854712                           9.3750        205,550.00        100
    HAYES               TATIANA       9.3750        205,550.00         ZZ
    1401 OAK HILL COURT               9.1250          1,709.67         1
                                       .0000          1,709.67         80
    DOWNERS GROVE   IL    60515        .0000       09/22/00        257,000.00
    0432308260                         .0000       11/01/00            00
    2036839619                         .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    E45/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    3859978                           8.5000         85,500.00        100
    COX                 CYNTHIA       8.5000         85,500.00         ZZ
1


    4777 SOUTH PITKIN COURT           8.2500            657.42         1
                                       .0000            657.42         60
    AURORA          CO    80015        .0000       09/21/00        143,000.00
    0432316370                         .0000       11/01/00            00
    88418                              .0000       10/01/30            0
    0                                  .0000       00/00/00        00/00/00
    964/G02                            .0000       00/00/00        00/00/00
       0                               .0000          .0000           .0000
    F                                  .0000            0              0
      360                               0             .0000           .0000
        .0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000

   TOTAL NUMBER OF LOANS   :      1,470

   TOTAL ORIGINAL BALANCE  :   242,673,936.00

   TOTAL PRINCIPAL BALANCE :   242,491,340.09

   TOTAL ORIGINAL P+I      :     1,951,145.16

   TOTAL CURRENT P+I       :     1,951,145.15


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   Exhibit TWO

                         SCHEDULE OF DISCOUNT FRACTIONS


Loan Number     Current Balance Net Mortgage Rate  Discount Fraction PO Balance
3795044 "$214,256.14 "  0.0772  0.035   "$7,498.96 "
3782426 "$852,552.57 "  0.0772  0.035   "$29,839.34 "
3828696 "$330,000.00 "  0.0772  0.035   "$11,550.00 "
3666830 "$287,631.44 "  0.0772  0.035   "$10,067.10 "
3764793 "$155,900.00 "  0.07845 0.019375        "$3,020.56 "
3818559 "$113,600.00 "  0.07845 0.019375        "$2,201.00 "
3716368 "$94,313.29 "   0.07845 0.019375        "$1,827.32 "
3747056 "$109,855.59 "  0.07845 0.019375        "$2,128.45 "
3678226 "$262,059.25 "  0.0797  0.00375 $982.72
1992779 "$459,956.57 "  0.0797  0.00375 "$1,724.84 "
1992899 "$319,590.50 "  0.0797  0.00375 "$1,198.46 "
1999625 "$334,186.76 "  0.0797  0.00375 "$1,253.20 "
1999628 "$297,500.00 "  0.0797  0.00375 "$1,115.63 "
3428180 "$57,597.93 "   0.0797  0.00375 $215.99
3501460 "$373,040.23 "  0.0797  0.00375 "$1,398.90 "
3759109 "$463,704.12 "  0.0797  0.00375 "$1,738.89 "
3779292 "$323,793.40 "  0.0797  0.00375 "$1,214.23 "
3782403 "$429,449.21 "  0.0797  0.00375 "$1,610.43 "
3790539 "$284,000.00 "  0.0797  0.00375 "$1,065.00 "
3795004 "$51,966.84 "   0.0797  0.00375 $194.88
3795079 "$340,342.84 "  0.0797  0.00375 "$1,276.29 "
3795095 "$132,865.22 "  0.0797  0.00375 $498.24
3758535 "$86,139.62 "   0.0797  0.00375 $323.02
        "$6,374,301.52 "                1.31690448%     "$83,943.46 "

                                  Exhibit THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv) the amount of any Advance by the Master Servicer pursuant to Section 4.04;

(v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

(vi) the aggregate Certificate Principal Balance of each Class of Certificates and each of the Senior Percentage and Subordinate Class Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(viii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

(ix)  the  number,  aggregate  principal  balance  and  book  value  of any  REO
Properties;

(x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

(xiii) the Pass-Through Rates on the Floater Certificates and Inverse Floater Certificates for such Distribution Date, separately identifying LIBOR for such Distribution Date;

(xiv) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

(xv) the occurrence of the Credit Support Depletion Date and the Accretion Termination Date;

(xvi) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xvii)  the related Senior Percentage for such Distribution Date;

(xviii) the aggregate amount of Realized Losses for such Distribution Date;

(xix) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Trustee pursuant to Section 2.04;

(xx) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

(xxi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

(xxii) if any of the Class M Certificates are held by a Depository, a legend substantially in the form of Exhibit H-3 to the Standard Terms, referencing such Certificates.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

                                  Exhibit FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                     AGREEMENT DATED AS OF SEPTEMBER 1, 2000




===============================================================================


                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT



                          Dated as of September 1, 2000



                        Residential Accredit Loans, Inc.
                 Mortgage Asset-Backed Pass-Through Certificates




===============================================================================


                                TABLE OF CONTENTS

                                                                                            Page




Article I         DEFINITIONS...............................................................2

        Section 1.01.   Definitions.........................................................2

        Section 1.02.   Use of Words and Phrases...........................................30

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........31

        Section 2.01.   Conveyance of Mortgage Loans.......................................31

        Section 2.02.   Acceptance by Trustee..............................................37

        Section 2.03.   Representations, Warranties and Covenants of the Master
               Servicer and the Company....................................................38

        Section 2.04.   Representations and Warranties of Sellers..........................40

        Section 2.05.   Execution and Authentication of Certificates/Issuance of
               Certificates Evidencing Interests in REMIC I Certificates...................42

        Section 2.06.   [Conveyance of Uncertificated REMIC I and REMIC II Regular
               Interests; Acceptance by the Trustee........................................42

        Section 2.07.   Issuance of Certificates Evidencing Interests in REMIC II..........42

        Section 2.08.   Negative Covenants of the Trust Fund...............................42

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................43

        Section 3.01.   Master Servicer to Act as Servicer.................................43

        Section 3.02.   Subservicing Agreements Between Master Servicer and
               Subservicers; Enforcement of Subservicers' and Sellers' Obligations.........44

        Section 3.03.   Successor Subservicers.............................................45

        Section 3.04.   Liability of the Master Servicer...................................46

        Section 3.05.   No Contractual Relationship Between Subservicer and Trustee or
               Certificateholders..........................................................46

        Section 3.06.   Assumption or Termination of Subservicing Agreements by Trustee....46

        Section 3.07.   Collection of Certain Mortgage Loan Payments;  Deposits to
               Custodial Account...........................................................47

        Section 3.08.   Subservicing Accounts; Servicing Accounts..........................49

        Section 3.09.   Access to Certain Documentation and  Information Regarding the
               Mortgage Loans..............................................................50

        Section 3.10.   Permitted Withdrawals from the Custodial Account...................51




        Section 3.11.   Maintenance of the Primary Insurance  Policies; Collections
               Thereunder..................................................................52

        Section 3.12.   Maintenance of Fire Insurance and  Omissions and Fidelity
               Coverage 53

        Section 3.13.   Enforcement of Due-on-Sale Clauses; Assumption and
               Modification Agreements; Certain Assignments................................55

        Section 3.14.   Realization Upon Defaulted Mortgage Loans..........................57

        Section 3.15.   Trustee to Cooperate; Release of Mortgage Files....................60

        Section 3.16.   Servicing and Other Compensation; Compensating Interest............61

        Section 3.17.   Reports to the Trustee and the Company.............................62

        Section 3.18.   Annual Statement as to Compliance..................................63

        Section 3.19.   Annual Independent Public Accountants' Servicing Report............63

        Section 3.20.   Rights of the Company in Respect of the Master Servicer............64

        Section 3.21.   Administration of Buydown Funds....................................64

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................66

        Section 4.01.   Certificate Account................................................66

        Section 4.02.   Distributions......................................................66

        Section 4.03.   Statements to Certificateholders...................................66

        Section 4.04.   Distribution of Reports to the Trustee and  the Company;
               Advances by the Master Servicer.............................................67

        Section 4.05.   Allocation of Realized Losses......................................69

        Section 4.06.   Reports of Foreclosures and Abandonment of Mortgaged Property......69

        Section 4.07.   Optional Purchase of Defaulted Mortgage Loans......................69

        Section 4.08.   Surety Bond........................................................69

Article V         THE CERTIFICATES.........................................................71

        Section 5.01.   The Certificates...................................................71

        Section 5.02.   Registration of Transfer and Exchange of Certificates..............73

        Section 5.03.   Mutilated, Destroyed, Lost or Stolen Certificates..................78

        Section 5.04.   Persons Deemed Owners..............................................79

        Section 5.05.   Appointment of Paying Agent........................................79


        Section 5.06.   Optional Purchase of Certificates..................................79

Article VI        THE COMPANY AND THE MASTER SERVICER......................................82

        Section 6.01.   Respective Liabilities of the Company and the Master Servicer......82

        Section 6.02.   Merger or Consolidation of the Company or the Master Servicer;
               Assignment of Rights and Delegation of Duties by Master Servicer............82

        Section 6.03.   Limitation on Liability of the Company,  the Master Servicer
               and Others..................................................................83

        Section 6.04.   Company and Master Servicer Not to Resign..........................84

Article VII       DEFAULT..................................................................85

        Section 7.01.   Events of Default..................................................85

        Section 7.02.   Trustee or Company to Act; Appointment of Successor................87

        Section 7.03.   Notification to Certificateholders.................................88

        Section 7.04.   Waiver of Events of Default........................................88

Article VIII      CONCERNING THE TRUSTEE...................................................89

        Section 8.01.   Duties of Trustee..................................................89

        Section 8.02.   Certain Matters Affecting the Trustee..............................90

        Section 8.03.   Trustee Not Liable for Certificates or Mortgage Loans..............92

        Section 8.04.   Trustee May Own Certificates.......................................92

        Section 8.05.   Master Servicer to Pay Trustee's Fees  and Expenses;
               Indemnification.............................................................92

        Section 8.06.   Eligibility Requirements for Trustee...............................93

        Section 8.07.   Resignation and Removal of the Trustee.............................93

        Section 8.08.   Successor Trustee..................................................94

        Section 8.09.   Merger or Consolidation of Trustee.................................95

        Section 8.10.   Appointment of Co-Trustee or Separate Trustee......................95

        Section 8.11.   Appointment of Custodians..........................................96

        Section 8.12.   Appointment of Office or Agency....................................96

Article IX        TERMINATION..............................................................98

        Section 9.01.   Termination Upon Purchase by the Master Servicer  or the
               Company or Liquidation of All Mortgage Loans................................98




        Section 9.02.   Additional Termination Requirements...............................100

        Section 9.03.   Termination of Multiple REMICs....................................101

Article X         REMIC PROVISIONS........................................................102

        Section 10.01.  REMIC Administration..............................................102

        Section 10.02.  Master Servicer, REMIC Administrator and Trustee
               Indemnification............................................................105

        Section 10.03.  Designation of REMIC(s)...........................................106

Article XI        MISCELLANEOUS PROVISIONS................................................107

        Section 11.01.  Amendment.........................................................107

        Section 11.02.  Recordation of Agreement; Counterparts............................109

        Section 11.03.  Limitation on Rights of Certificateholders........................110

        Section 11.04.  Governing Law.....................................................110

        Section 11.05.  Notices...........................................................111

        Section 11.06.  Required Notices to Rating Agency and Subservicer.................111

        Section 11.07.  Severability of Provisions........................................111

        Section 11.08.  Supplemental Provisions for Resecuritization......................112

        Section 11.09.  Allocation of Voting Rights.......................................112

        Section 11.10.  No Petition.......................................................112


                                    EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H-1:          Form of Investor Representation Letter
Exhibit H-2:          Form of ERISA Representation Letter
Exhibit H-3:          Form of ERISA Legend
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement
                        Pursuant to Section 11.01(e) for a Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of
                        Mortgage Loan
Exhibit N:            Request for Exchange Form

        This is the Standard Terms of Pooling and Servicing Agreement, dated as of September 1, 2000 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                   Article I


                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess
               Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

     Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding

Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and
(y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment
Interest Shortfalls incurred on the Mortgage Loans in the related Prepayment Period, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

          (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

     Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class A-P Principal Distribution Amount:  As defined in Section 4.02.

     Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986.

     Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02 except as may be required pursuant to the last sentence of such Section.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

        DCR:  Duff & Phelps Credit Rating Company, or its successor in interest.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive   Certificate:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of

Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of
Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        FHLMC:   Federal   Home   Loan   Mortgage   Corporation,   a   corporate
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch IBCA:  Fitch IBCA, Inc. or its successor in interest.

        FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

     Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

     Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

       Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company and the Trustee.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

     Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

(vi)    other  obligations  or  securities  that are  acceptable  to each Rating
        Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's, Fitch IBCA and DCR and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's, D-1 in the case of DCR and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch IBCA in the case of Fitch IBCA.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

     Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

     Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

     Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

     (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior  Support   Certificate:   A  Senior   Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

     Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

     Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,
(iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in
Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   Article II


                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any.

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c) The Company may, in lieu of delivering the documents set forth in Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within thirty Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in
Section  2.01(b)(I)(iv) and (v) and Section  (b)(II)(ii),  (iv), (vii), (ix) and
(x) (or copies  thereof as permitted by such  Section) for any Mortgage Loan and
(ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(d) In connection with any Mortgage Loan, if the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee within 45 days after the Closing Date, as contemplated by Section 2.02.

        Any of the  items  set  forth  in  Sections  2.01(b)(I)(iv)  and (v) and
(II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, on or prior to the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code "[IDENTIFY TRUSTEE SPECIFIC CODE]" in the field "[IDENTIFY THE FIELD NAME FOR TRUSTEE]" which identifies the Trustee and (b) the code "[IDENTIFY SERIES SPECIFIC CODE
NUMBER]" in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.


(e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any
Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, if the Mortgage Loans and any Uncertificated REMIC Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and any Uncertificated REMIC Regular Interests, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, goods, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 8-106, 9-305 and 9-115 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential

Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes,
(1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

(h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Company as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Custodial Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial
Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

     (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

     (b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's right under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section  2.05.   Execution  and  Authentication  of   Certificates/Issuance   of
     Certificates Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06. [Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Negative Covenants of the Trust Fund.

               As provided in Section 2.08 of the Series Supplement.

                                  Article III


                          ADMINISTRATION AND SERVICING


                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such

Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii)Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)  Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii)Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii) Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received

(and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

(a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.

(a) When any  Mortgaged  Property  is  conveyed  by the  Mortgagor,  the  Master
Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

(i)     the  Master  Servicer  shall not be deemed to be in  default  under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to
Section  10.01(f)),   result  in  the  imposition  of  any  tax  on  "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage

Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently  with the foregoing,  the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that, if such recovery is of an amount previously allocated to one or more Classes of Certificates as a Realized Loss, such recovery shall be allocated among such Classes in the same proportions as the allocation of such Realized Losses and, if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

(d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.

        The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

(a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   Article IV


                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03.  Statements to Certificateholders.

     (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder and the Company a statement setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

     (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

     Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

(a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related

Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

                             As   provided   in  Section   4.05  of  the  Series
Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

(a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

(c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

                                   Article V


                                THE CERTIFICATES

Section 5.01.  The Certificates.

(a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent  verification,  rely on,  and  shall be  protected  in  relying  on,
Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of
Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e) (i) In the case of any Senior Support, Class M, Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Senior Support, Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
          Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or
          (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H-1 (with respect to any Class B Certificate), Exhibit H-2 (with respect to any Senior Support Certificate or Class M Certificate) or paragraph fourteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Senior Support, Class M or Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

               (ii) Notwithstanding the foregoing, an Opinion of Counsel or certification will not be required with respect to the transfer of any Senior Support Certificate or Class M Certificate to a Depository, or for any subsequent transfer of any interest in a Senior Support Certificate or Class M Certificate for so long as such Certificate is a Book-Entry Certificate (each such Senior Support Certificate or Class M Certificate, a "Book-Entry Mezzanine Certificate"). Any Transferee of a Book-Entry Mezzanine Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor or (b) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Senior Support Certificate or Class M Certificate (or any interest therein) is acquired or held in violation of the provisions of Section (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor or
               (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such
               Transfer of such Senior Support Certificate or Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B) Any purported  Certificate  Owner whose acquisition or holding of any Book-Entry Mezzanine Certificate (or interest therein) was effected in violation of the restrictions in this
               Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
     (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
     Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

(iii)(A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

     (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified

     Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v)     The  provisions  of this Section  5.02(f) set forth prior to this clause
        (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the

Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.  Optional Purchase of Certificates.

(a) On any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

(b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

(i)     the  Distribution  Date  upon  which  purchase  of the  Certificates  is
        anticipated  to  be  made  upon   presentation  and  surrender  of  such
        Certificates at the office or agency of the Trustee therein designated,

(ii)    the purchase price therefor, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

(c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest with respect thereto.

(d) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this
Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

                                   Article VI


                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section  6.02.  Merger  or  Consolidation  of the  Company  or  the  Master
          Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

(a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                  Article VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R)System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  Article VIII


                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:


(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the
Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   Article IX


                                   TERMINATION

Section 9.01.  Termination Upon Purchase by the Master Servicer
                      or the Company or Liquidation of All Mortgage Loans.

(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.

        The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

(b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

(ii)    the amount of any such final payment, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

(c) In the case of the Senior, Class M or Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate
Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

(d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

Section 9.02.  Additional Termination Requirements.

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section
9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

                                   Article X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1.  The REMIC Administrator, as tax matters person, shall
(i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

                                   Article XI


                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and
     (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that
     (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

               (vii)to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations
Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
        3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f)  the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)  a change  in the  location  of the  Custodial  Account  or the  Certificate
     Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

               As provided in Section 11.10 of the Series Supplement.

                                    EXHIBIT A


FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                  [        %][Variable] Pass-Through Rate
                --------          --------
                                 [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing    [Percentage Interest:       %]
                                                       ------
Agreement and Cut-off Date:
___________ 1, ____              Aggregate Initial [Certificate Principal
                                 Balance] [[Interest Only/Class A-V] Notional
First Distribution Date:         Amount] [Subclass Notional Amount] of the
_________ 25, ____               Class A-     Certificates:
                                         ----

Master Servicer:                 [Initial] [Certificate Principal
Residential Funding              Balance] [Interest Only/Class A-V] [Subclass]
Corporation                      Notional Amount] of this Certificate:
                                 $                          ]
Assumed Final
Distribution Date:               CUSIP 76110F-
___________ 25, ____


                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES ____-___

               evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- Certificates immediately prior to such date.] [The [Interest Only/Class A-V][- ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee




                                       By:__________________________________
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.



                                            [---------------------------],
                                                 as Certificate Registrar





                                       By:__________________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:




                                _______________________________________
Dated:                          Signature by or on behalf of assignor




                                ______________________________________
                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________for the account of _______________________ account number____________________, or, if mailed by check, to ________________________________. Applicable statements should be mailed to ___________________________________.

This information is provided by __________________________, the assignee named above, or ________________________, as its agent.

                                  EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

        No transfer of this Class M Certificate will be made unless the Trustee has received either (A) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Code and stating, among other things, that the transferee's acquisition of THIS Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (B) a representation letter, in the form described IN the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), or stating that
(I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE
(B), A "cOMPLYING INSURANCE COMPANY").

        NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

               1. Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (a) such Transferee is not a Plan Investor or (b) SUCH TRANSFEREE IS a Complying Insurance Company; and

               2. If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No.                                   [      ]% Pass-Through Rate
                ------                             ------

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that ____________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                       By:____________________________________
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                            [-------------------------],
                                                  as Certificate Registrar



                                       By:___________________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


                                     _________________________________________
Dated:                                 Signature by or on behalf of assignor




                                        _____________________________________
                                                 Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________for the account of _______________________ account number____________________, or, if mailed by check, to ________________________________. Applicable statements should be mailed to ___________________________________.

This information is provided by __________________________, the assignee named above, or ________________________, as its agent.

                                    EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.____                               [____]% Pass-Through Rate

Class B-     Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $____________________
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $___________________
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new

Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_____________________________],
                                                as Trustee



                                       By:___________________________________
                                                 Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.



                                            [---------------------------],
                                                 as Certificate Registrar


                                       By:___________________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:                                  ____________________________________
                                        Signature by or on behalf of assignor




                                        ____________________________________
                                                 Signature Guaranteed





                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________for the account of _______________________ account number____________________, or, if mailed by check, to ________________________________. Applicable statements should be mailed to ___________________________________.

This information is provided by __________________________, the assignee named above, or ________________________, as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No._____                             [_____]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $________________

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                    _______________%

Assumed Final Distribution Date:                  CUSIP 76110F-___
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that_________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the

Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                       By:_________________________________
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.




                                            [----------------------------],
                                                 as Certificate Registrar



                                       By:___________________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto__________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:                          ___________________________________________
                                   Signature by or on behalf of assignor




                                __________________________________________
                                   Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________for the account of _______________________ account number____________________, or, if mailed by check, to ________________________________. Applicable statements should be mailed to ___________________________________.

This information is provided by __________________________, the assignee named above, or ________________________, as its agent.

                                    EXHIBIT E


                        FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this day of , 19 , by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      Incorporation of Guides by Reference.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      Amendments.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      Representations and Warranties.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      Remedies of Residential Funding.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      Seller/Servicer's Status as Independent Contractor.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      Prior Agreements Superseded.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      Assignment.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      Notices.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

        _____________________________________________
        _____________________________________________
        _____________________________________________

      Attention:___________________________________
      Telefacsimile Number:  (____) _____ -  __________________

9.      Jurisdiction and Venue.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     Miscellaneous.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]
                                        _______________________________________
                                                      (Name of Seller/Servicer)
By:________________________________     By_____________________________________
      (Signature)                                        (Signature)
By:________________________________     By:____________________________________
      (Typed Name)                                       (Typed Name)
Title:_____________________________     Title:_________________________________


======================================= ========================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:________________________________     By:____________________________________
      (Signature)                                        (Signature)
By:________________________________     By:____________________________________
      (Typed Name)                                       (Typed Name)
Title:_____________________________     Title:_________________________________

                                    EXHIBIT F
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

____________________________________
Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ] Primary Insurance Policy
                             [ ] Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:



Name:__________________________
Title:_________________________
Date:__________________________

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

6. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

9.      The Owner's Taxpayer Identification Number is ______________________ .

10. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

14. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of ___________, 199__ .




                                            [NAME OF OWNER]



                                            By:_______________________________
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this day of _____, 199__ .




                                        _________________________________
                                                 NOTARY PUBLIC



                                    COUNTY OF __________________
                                    STATE OF ___________________
                                    My Commission  expires the day of _____,
                                                19___ .

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                    ______________, 19____

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by __________________ (the "Seller") to _____________________ (the "Purchaser") of
$_______ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

15. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

16. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

17. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R

Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

18. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                                     Very truly yours,

                                   ____________________________________
                                    (Seller)



                                       By:_____________________________
                                      Name:____________________________
                                     Title:____________________________

                                   EXHIBIT H-1


                     FORM OF INVESTOR REPRESENTATION LETTER


                                         _____________, 19___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437


Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

     ___________________________-  (the  "Purchaser")  intends to purchase  from
_______________________  (the "Seller")  $_________________  Initial Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.   The Purchaser has been furnished with, and has had an opportunity to review
     (a) [a copy of the Private Placement Memorandum, dated _______________, 19____, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or
     (b) any information, development or event arising after the date of the Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.      The Purchaser

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                                Very truly yours,


                                                ___________________________


                                       By:_________________________________
                                      Name:________________________________
                                     Title:________________________________

                                   EXHIBIT H-2


                       FORM OF ERISA REPRESENTATION LETTER


                                            ___________ , 199___

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437


Attention:     Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class M-

Ladies and Gentlemen:

     _______________________   (the   "Purchaser")   intends  to  purchase  from
_________________ (the "Seller") $_____________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class M- (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer") and __________________, as (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that either:

(a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) The Purchaser is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), ), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

          In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.


                                            Very truly yours,

                                        ____________________________________



                                       By:_________________________________
                                      Name:________________________________
                                     Title:________________________________

                                   EXHIBIT H-3

                              FORM OF ERISA LEGEND

        Each beneficial owner of a book-entry Class M Certificate (or any interest therein) shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate (or interest therein), that either:

               (a) it is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

               (b) (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

        Any purported beneficial owner of a book-entry Class M Certificate (or interest therein) to whom either (a) or (b) above does not apply shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of its acquisition or holding of such Certificate.

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                  ______________, 19___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437


Attention: Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

     In  connection  with  the  sale  by  _________________  (the  "Seller")  to
_________________(the   "Purchaser")  of  $_______________  Initial  Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                            Very truly yours,

                                    _________________________________________
                                    (Seller)



                                       By:__________________________________
                                      Name:_________________________________
                                     Title:_________________________________

                                    EXHIBIT J


                        [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                   Description of Rule 144A Securities, including numbers:


               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

     4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

____________________________________________    ______________________________
Print Name of Seller                              Print Name of Buyer
By:_________________________________________      By:_________________________
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No._________________________________________      No:_________________________
Date:_______________________________________      Date:_______________________

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
     Section 501(c)(3) of the Internal Revenue Code.

-- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

_____        _____         Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?
6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.



                                        ______________________________________
                                            Print Name of Buyer


                                            By:______________________________
                                                 Name:
                                                 Title:


                                      Date:__________________________________

                              ANNEX 2 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

-- The Buyer owned $________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                        ______________________________________
                                            Print Name of Buyer


                                            By:______________________________
                                                 Name:
                                                 Title:


                                            IF AN ADVISER:


                                        _____________________________________
                                            Print Name of Buyer


                                      Date:__________________________________

                                    EXHIBIT K


                         [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                      LIMITED GUARANTY]

                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b)....Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c)....Demands  for payments  pursuant to this  Section  shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d)....The Trustee will promptly notify General Motors Acceptance
Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f)....The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of

Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L


                                  [FORM OF LIMITED GUARANTY]


                                LIMITED GUARANTY


                               RESIDENTIAL ACCREDIT LOANS, INC.


                       Mortgage Asset-Backed Pass-Through Certificates
                                 Series ____-___


                                         __________ , 199___


Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No. thereto, dated as of , with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

14. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

               (b)....The  agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

15. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

16. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

17. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

18. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

19. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

20. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

21. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.



                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                       By:____________________________________
                                      Name:___________________________________
                                     Title:___________________________________


Acknowledged by:


_______________________,
    as Trustee


By:___________________________________
Name:_________________________________
Title:________________________________



RESIDENTIAL ACCREDIT LOANS, INC.


By:__________________________________
Name:________________________________
Title:_______________________________

                                    EXHIBIT M


                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                              __________, 19___



Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437


Attention:  Residential Funding Corporation Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                   Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

     This letter is delivered to you in connection with the assignment by ____________________- (the "Trustee") to ______________________ (the "Lender")
of (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.



                                            Very truly yours,


                                   _________________________________________
                                    (Lender)


                                       By:__________________________________
                                      Name:_________________________________
                                     Title:_________________________________

                                    EXHIBIT N


                          FORM OF REQUEST FOR EXCHANGE

                                                      [DATE]

_______________

_______________

_______________


               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates, Series ____-___

               Residential Funding Corporation, as the Holder of a % Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1. [Interest Only/Class A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class A-V]- Certificates will be $_________ and_________%, respectively.

2.      [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.



                                            RESIDENTIAL FUNDING CORPORATION



                                       By:____________________________________
                                      Name:___________________________________
                                     Title:___________________________________